                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-03015

                            OHIO NATIONAL FUND, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       ONE FINANCIAL WAY, CINCINNATI, OHIO                45242
--------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)



              CT Corporation 300 E. Lombard St. Baltimore, MD 21202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 513-794-6971


Date of fiscal year end: December 31


Date of reporting period: June 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.


ITEM 1.   REPORTS TO STOCKHOLDERS.

WEALTH BUILDING OPPORTUNITY

Ohio National
Fund, Inc.


                         Semi-Annual Report
                         JUNE 30, 2006



                         Ohio National Fund, Inc.




[LOGO] Ohio National
       Financial Services(R)

                            OHIO NATIONAL FUND, INC.

                               TABLE OF CONTENTS

President's Message.........................................    1

Directors and Officers of Ohio National Fund, Inc. .........    2

The following pages contain Management's Discussion of
  Performance, Portfolio Composition, and Financial Statements
  (Unaudited) for each of the Fund's Portfolios:
  Equity Portfolio..........................................    3
  Money Market Portfolio....................................   10
  Bond Portfolio............................................   15
  Omni Portfolio............................................   23
  International Portfolio...................................   31
  Capital Appreciation Portfolio............................   38
  Millennium Portfolio (formerly the Discovery Portfolio)...   44
  International Small Company Portfolio.....................   51
  Aggressive Growth Portfolio...............................   58
  Small Cap Growth Portfolio................................   66
  Mid Cap Opportunity Portfolio.............................   73
  S&P 500 Index Portfolio...................................   81
  Blue Chip Portfolio.......................................   92
  High Income Bond Portfolio................................   98
  Capital Growth Portfolio..................................  112
  Nasdaq-100 Index Portfolio................................  119
  Bristol Portfolio.........................................  126
  Bryton Growth Portfolio...................................  132
  U.S. Equity Portfolio.....................................  138
  Balanced Portfolio........................................  146
  Covered Call Portfolio....................................  155
  Target VIP Portfolio......................................  171
  Target Equity/Income Portfolio............................  178
Notes to Financial Statements (Unaudited)...................  184
Additional Information (Unaudited)..........................  199
Information About Directors and Officers (Unaudited)........  202

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

President's
Message

                                         [John J. Palmer Photo]
Dear Investor,

Stocks emerged from the first six months of the year somewhat battered, but still positive. After a solid run-up through April, the major domestic indices peaked in early May, then declined through mid-June. A mini-rally during the last two weeks of June lifted the indices back into positive territory.

The bond markets provided more of a mixed message, with significant improvement in some areas and a continuing malaise in others. The Federal Open Market Committee raised short-term interest rates four times during the first six months of 2006 and has indicated that the increases may not be over. After 17 straight increases the Federal Funds rate now stands at 5.25 percent, the highest it has been since March 19, 2001. The rate increases have proved to be a boon to short-term investments such as money market accounts, but longer-term fixed income investments continue to wallow near their yields of six to twelve months ago. In fact, the yield curve has continued to remain flat, and for brief periods, has been inverted.

The truly good news is that despite continued high oil prices and shocks in the Middle East, the economy continues to be strong. First quarter growth stood at a robust 5.6 percent and second quarter growth is generally anticipated to slow to a still healthy 2.5-3.0 percent. Unemployment in the United States continues to fall and stands now at 4.6 percent. Good news in the economy often translates to good news in the financial markets.

The Ohio National Fund

Equity portfolios have continued to show positive performance overall. Mimicking the domestic indices, our small cap funds tended to outperform our large cap funds, and the international portfolios outperformed all others.

Fixed income portfolios also followed the lead of their indices. The Money Market Portfolio continues to increase its yield, following the increases in the Fed Funds rate. The Bond Portfolio is down slightly for the year while a slight tightening in the high yield bonds allowed the High Income Portfolio to show a positive return for the first half of the year.

Looking Ahead

The key to the second half of the year seems to rest with the Federal Reserve Board and the price of oil. Increases in the price of oil driven in part by geopolitical risk in the Middle East and Southeast Asia is certainly producing inflationary tendencies in our economy. Oil is used not only in our personal automobiles, but also in the manufacture and transport mechanisms for the various goods that we purchase as consumers.

The reaction of the Federal Reserve Board to the price of oil and other inflationary tendencies will also be a key issue. With the continued threat of an inverted yield curve, many are predicting a recessionary period in the future. This might be averted if rate increases were to slow or stop, but with the inflation being a primary concern for the Fed, when we will have seen the last rate hike is unclear.

In short, the crystal ball is murky. The positive news of continued albeit slowing economic growth, both domestically and globally, is tempered by the inflationary threat of high oil prices and geopolitical risk. As we have so often advised in the past, we suggest a strategy of cautious optimism until these issues have sorted themselves out.

                                         Sincerely,

                                         /s/ JOHN J. PALMER
                                         John J. Palmer, FSA
                                         President

--------------------------------------------------------------------------------

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
L. Ross Love, Director
James E. Bushman, Director
Joseph A. Campanella, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Marcus L. Collins, Secretary
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Assistant Secretary

The Statement of Additional Information ("SAI") includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2006, is available (i) without charge, upon request, by calling 877-781-6392 toll-free and (ii) on the Securities and Exchange Commission's (the "Commission's") website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. These filings are available on the Commission's website at http://www.sec.gov. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission's website upon the Commission's acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.
 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     3.31%
Five year                                    3.15%
Ten year                                     6.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

For the six-month period ended June 30, 2006, the Equity Portfolio returned (4.84%) versus 2.71% for the current benchmark, the S&P 500 Index.

Our 755-basis point under-performance was due to poor security selection and weak sector allocation, compounded by the negative interaction of the two. From a security selection perspective, we were penalized by our investments in Health Care and Consumer Discretionary. From a sector allocation standpoint, we were most hurt by our absence from the strong Energy sector, which was the index's second-best performing sector, and by our over-weight position in Information Technology, a group that notably under-performed the overall index. Our over-weight position in the lagging Consumer Discretionary sector also hindered relative results. The top five performers were Qwest Communications International, Inc., Sears Holdings Corp., Waste Management, Inc., The AES Corp., & The DIRECTV Group Inc. The worst performers were Ryland Group, Inc., Expedia, Inc., Beazer Homes USA, Inc., eBay, Inc., & Centex Corp.(1)

For turnaround companies Qwest Communications International, Inc. and The AES Corp., the dark days of liquidity crunches and operational difficulties have gradually faded from investors' memories while more favorable free cash flow pictures emerge. Qwest Communications International, Inc.'s gains reflect higher investor confidence in its ability to generate and return significant free cash flow to shareholders, thanks to its opportunistic debt reduction that should lead to $300 million in annual interest expense savings, while The AES Corp., drawing close to the end of its debt repayment, is reaccelerating its investment to execute its multi-year plan of substantially increasing free cash flow. Despite their run-ups, we believe Qwest Communications International, Inc. and The AES Corp. remain undervalued, as evidenced by their free cash flow yields in the high single digits based on 2007 estimates.(1)

Sears Holdings Corp. appreciated 34% during the six-month period, as investors were encouraged that Chairman Eddie Lampert's profit focus and relentless drive for efficiency have begun to bear fruit. In its two most recent quarters, the retailer's profit handily beat consensus estimates, even though same store sales (a financial metric that often lacks economic significance yet nevertheless is widely watched by Wall Street) continued to decline. We are confident that Sears Holdings Corp.'s bottom-line-oriented strategy, which has been successfully implemented at Lampert-controlled retailers AutoZone and AutoNation, should serve long-term shareholders better than Wall Street's relentless focus on same store sales growth. Sears Holdings Corp. also returned a significant amount of capital to shareholders, announcing a $500 million stock repurchase program in April on the heels of a $1 billion buyback plan initiated last September.(1)

The DIRECTV Group Inc.'s 17% jump was catalyzed by the announcement of a $3 billion stock repurchase program, which removed an overhang from potential selling by General Motors' pension plan, a large shareholder. We estimate that since the announcement the company has repurchased 160 million shares, or 13% of its total shares outstanding. Additionally, The DIRECTV Group Inc.'s solid operating results, including a lower churn rate and expanding operating margins, confirmed the company's competitive strengths.(1)

Meanwhile, a favorable competitive climate enabled Waste Management, Inc. to post robust revenue growth in the past quarter that was supported by improved pricing power, a recently emerged industry tailwind reflecting greater focus on return on invested capital among the major industry players.(1)

Shares of eBay, Inc. suffered from investor anxiety following its announcement in April that its capital expenditures and product development costs jumped 50% in the first quarter, and will remain high in the coming quarters as eBay, Inc. attempts to reinvigorate its auction business. While investors were disheartened by the relatively weak growth expectations for eBay, Inc.'s core auction business that were embedded in its full-year guidance, we note that eBay, Inc. is increasingly expanding beyond its traditional niche of used merchandise auctions to target opportunities in online payments (through its PayPal subsidiary), Internet calling (through the newly acquired Skype), and fixed price transactions (through the newly launched eBay Express, the one-stop shopping cart for its 400,000 online stores). eBay, Inc. also announced a strategic alliance with Yahoo!, which gives eBay, Inc. a new way to monetize its page views via online advertisement, while granting eBay, Inc.'s PayPal exclusive status on Yahoo!'s e-commerce network.(1)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

At Expedia, Inc., industry-wide factors such as a mix-shift toward lower-margin chain hotels were amplified by cyclical issues including tight hotel room and airline ticket supplies, as well as company-specific execution problems brought on by inefficiencies in its technology platform. In an effort to address the operational deficiency that contributed to a first quarter miss, the online travel agency announced ambitious investment plans to upgrade its technological infrastructure and develop new geographical markets. While investors were alarmed that Expedia, Inc. was "forced" by intense competition to make such heavy investments, we believe the proposed expenditures represent an offensive strategy to further solidify Expedia, Inc.'s leadership position in the industry. After its 37.5% drop, Expedia, Inc. is the most deeply discounted stock among our Internet holdings. Its free cash flow yield of more than 10% suggests that investors are expecting no growth despite its status as a leading player in one of the largest global online markets and a track record of 34% average annual revenue growth in the past three years.(1)

The homebuilding industry also felt considerable pressures this year, as shares of Ryland Group, Inc., Beazer Homes USA, Inc., and Centex Corp. and fell 39%, 37% and 30%, respectively. Investor pessimism regarding the homebuilders grew as hawkish comments from Fed officials stoked fears that the housing market might collapse under the weight of higher interest rates and weakening economic performance. We maintain that investors are missing the important distinction between the housing market, which should decelerate rather than decline, and homebuilding stocks, whose valuations have already priced in a severe decline in home prices.(1)

The most significant environmental factor during the first half of 2006 that hindered performance was the continued rise in energy prices, which led to the substantial out-performance of Energy stocks, as leadership from this narrow group propelled the benchmark index higher. We have been surprised by the persistent strength in oil prices, and continue to believe that commodities prices including oil are due for a pullback. Longer-term, we continue to study and monitor the Energy area carefully.(1)

We believe the market weakness experienced from early May to mid June was a correction rather than the start of a bear market. Although the Fed is likely near the end of its tightening regime, it will probably bump the Fed funds rate one more time by 25 basis points to 5.50% in August. In our view, the economy is likely to slow, but not collapse, and we expect earnings growth to moderate, but hold up well enough to support higher stock prices once it becomes apparent that the Fed is done tightening. The current environment of healthy corporate profits and decent valuations underpins our view that the market is undervalued by roughly 10% based on next year's earnings, and that broad market performance over the next twelve months will most likely match the level of corporate earnings growth. In addition, we believe that the superior performance of large cap stocks exhibited during the second quarter may mark the beginning of a more extended period of improved relative returns for large cap stocks after six-and-a-half years of relative under-performance versus small and mid caps.

Whatever the course of the market for the rest of the year, we believe that, in general, large cap stocks -- especially those with quality growth characteristics -- offer the most attractive risk-reward profiles in the marketplace. Given the fact inflation is running only a bit above the Fed's comfort zone currently, and could well ease as the economy slows, we think the proper mindset for investors in the coming months is to be looking for buying opportunities while being respectful of the risks on the downside.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
06/96                                                                     10000.00                           10000.00
                                                                          10793.00                           11168.00
06/97                                                                     12112.00                           13470.00
                                                                          12754.00                           14895.00
06/98                                                                     13880.00                           17533.00
                                                                          13484.00                           19151.00
06/99                                                                     14734.00                           21523.00
                                                                          16162.00                           23181.00
06/00                                                                     15654.00                           23083.00
                                                                          15088.00                           21071.00
06/01                                                                     15755.00                           19659.00
                                                                          13817.00                           18566.00
06/02                                                                     11517.00                           16123.00
                                                                          11227.00                           14463.00
06/03                                                                     13702.00                           16164.00
                                                                          16206.00                           18612.00
06/04                                                                     16762.00                           19252.00
                                                                          18222.00                           20637.00
06/05                                                                     17809.00                           20470.00
                                                                          19334.00                           21650.00
06/06                                                                     18398.00                           22236.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets

Common Stocks (3)                               99.1
Repurchase Agreements and
  Other Net Assets                               0.9
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  Sprint Nextel Corp.                           5.7
 2.  Tyco International Ltd.                       5.2
 3.  The AES Corp.                                 5.0
 4.  Amazon.com Inc.                               4.8
 5.  Qwest Communications
     International, Inc.                           4.7
 6.  Google, Inc. Class A                          4.4
 7.  UnitedHealth Group, Inc.                      4.3
 8.  JPMorgan Chase & Co.                          4.2
 9.  Sears Holdings Corp.                          4.0
10.  Countrywide Financial Corp.                   3.0

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Consumer Discretionary                                                    30.8
      Information Technology                                                    16.7
      Financials                                                                15.3
      Health Care                                                               12.0
      Telecommunication Services                                                11.1
      Industrials                                                                8.2
      Utilities                                                                  5.0
                                                                     ---------------
                                                                                99.1
                                                                     ===============

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.1%                 SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 30.8%
HOUSEHOLD DURABLES - 4.0%
Beazer Homes USA, Inc. ...........      55,900   $  2,564,133
Centex Corp. .....................     146,400      7,363,920
Pulte Homes, Inc. ................     266,200      7,663,898
Ryland Group, Inc. ...............      53,200      2,317,924
                                                 ------------
                                                   19,909,875
                                                 ------------
INTERNET & CATALOG RETAIL - 11.3%
Amazon.com Inc. (a)...............     618,700     23,931,316
eBay, Inc. (a)....................     424,800     12,442,392
Expedia, Inc. (a).................     511,200      7,662,888
IAC/InterActiveCorp (a)...........     479,900     12,712,551
                                                 ------------
                                                   56,749,147
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -2.9%
Eastman Kodak Co. ................     612,400     14,562,872
                                                 ------------
MEDIA - 6.7%
The DIRECTV Group Inc. (a)........     766,800     12,652,200
Time Warner, Inc. ................     640,000     11,072,000
WPP Group PLC (b).................     849,900     10,273,700
                                                 ------------
                                                   33,997,900
                                                 ------------
MULTILINE RETAIL - 4.0%
Sears Holdings Corp. (a)..........     131,200     20,375,360
                                                 ------------
SPECIALTY RETAIL - 1.9%
The Home Depot, Inc. .............     267,200      9,563,088
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                155,158,242
                                                 ------------
FINANCIALS - 15.3%
CONSUMER FINANCE - 2.0%
Capital One Financial Corp. ......     118,400     10,117,280
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 6.9%
Citigroup, Inc. ..................     280,500     13,531,320
JPMorgan Chase & Co. .............     501,600     21,067,200
                                                 ------------
                                                   34,598,520
                                                 ------------
INSURANCE - 2.6%
American International Group,
  Inc. ...........................      53,200      3,141,460
The St. Paul Travelers Companies,
  Inc. ...........................     224,700     10,017,126
                                                 ------------
                                                   13,158,586
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 3.8%
Countrywide Financial Corp. ......     399,600     15,216,768
MGIC Investment Corp. ............      60,900      3,958,500
                                                 ------------
                                                   19,175,268
                                                 ------------
TOTAL FINANCIALS..................                 77,049,654
                                                 ------------
HEALTH CARE - 12.0%
HEALTH CARE PROVIDERS & SERVICES - 10.5%
Aetna, Inc. ......................     362,600     14,478,618
Health Net, Inc. (a)..............     256,700     11,595,139
McKesson Corp. ...................     113,600      5,371,008
UnitedHealth Group, Inc. .........     478,200     21,413,796
                                                 ------------
                                                   52,858,561
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.1%                 SHARES        VALUE
-------------------------------------------------------------
PHARMACEUTICALS - 1.5%
Pfizer, Inc. .....................     325,600   $  7,641,832
                                                 ------------
TOTAL HEALTH CARE.................                 60,500,393
                                                 ------------
INDUSTRIALS - 8.2%
BUILDING PRODUCTS - 0.6%
Masco Corp. ......................      98,300      2,913,612
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 1.8%
Waste Management, Inc. ...........     248,700      8,923,356
                                                 ------------
INDUSTRIAL CONGLOMERATES - 5.8%
General Electric Co. .............      92,400      3,045,504
Tyco International Ltd. ..........     959,900     26,397,250
                                                 ------------
                                                   29,442,754
                                                 ------------
TOTAL INDUSTRIALS.................                 41,279,722
                                                 ------------
INFORMATION TECHNOLOGY - 16.7%
COMMUNICATIONS EQUIPMENT - 1.3%
Cisco Systems, Inc. (a)...........     329,300      6,431,229
                                                 ------------
COMPUTERS & PERIPHERALS - 5.8%
Dell, Inc. (a)....................     342,200      8,370,212
Hewlett-Packard Co. ..............     226,600      7,178,688
International Business Machines
  Corp. ..........................      80,600      6,191,692
Seagate Technology................     323,200      7,317,248
                                                 ------------
                                                   29,057,840
                                                 ------------
INTERNET SOFTWARE & SERVICES -7.3%
Google, Inc. Class A (a)..........      53,400     22,392,222
Yahoo!, Inc. (a)..................     441,200     14,559,600
                                                 ------------
                                                   36,951,822
                                                 ------------
SOFTWARE - 2.3%
CA, Inc. .........................     160,100      3,290,055
Electronic Arts, Inc. (a).........     176,100      7,579,344
Symantec Corp. (a)................      53,200        826,728
                                                 ------------
                                                   11,696,127
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                 84,137,018
                                                 ------------
TELECOMMUNICATION SERVICES - 11.1%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 5.3%
Embarq Corp. (a)..................      72,240      2,961,118
Qwest Communications
  International, Inc. (a).........   2,928,000     23,687,520
                                                 ------------
                                                   26,648,638
                                                 ------------
WIRELESS TELECOMMUNICATION
  SERVICES - 5.8%
Sprint Nextel Corp. ..............   1,444,800     28,881,552
                                                 ------------
TOTAL TELECOMMUNICATION
  SERVICES........................                 55,530,190
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.1%                 SHARES        VALUE
-------------------------------------------------------------
UTILITIES - 5.0%
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 5.0%
The AES Corp. (a).................   1,359,100   $ 25,075,395
                                                 ------------
TOTAL UTILITIES...................                 25,075,395
                                                 ------------
TOTAL COMMON STOCKS
  (COST $371,248,536).............               $498,730,614
                                                 ------------

                                       FACE          FAIR
REPURCHASE AGREEMENTS - 0.3%          AMOUNT        VALUE
-------------------------------------------------------------
Goldman Sachs 5.189% 07/03/2006...  $1,414,390   $  1,414,390
                                                 ------------
 Repurchase price $1,415,002
 Collateralized by:
  Federal National Mortgage
  Association Pool #745418
  5.500%, 04/01/2036
  Fair Value: $1,445,987
TOTAL REPURCHASE AGREEMENTS (COST
  $1,414,390).....................               $  1,414,390
                                                 ------------
TOTAL INVESTMENTS - 99.4%
  (COST $372,662,926) (C).........               $500,145,004
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.6%..............                  3,102,178
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $503,247,182
                                                 ============

--------------------------------------------------------------------------------

               Percentages are stated as a percent of net assets.
Footnotes:
(a)  Non Income Producing.
(b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. This security represents $10,273,700 or 2.0% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
     Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $372,662,926)....................  $500,145,004
  Receivable for securities sold...........     1,019,005
  Receivable for fund shares sold..........     2,443,395
  Dividends and accrued interest
    receivable.............................       406,181
  Prepaid expenses and other assets........         3,889
                                             ------------
    Total assets...........................   504,017,474
                                             ------------
Liabilities:
  Payable for securities purchased.........       347,861
  Payable for fund shares redeemed.........        18,962
  Payable for investment management
    services...............................       328,430
  Accrued custody expense..................         4,676
  Accrued professional fees................         5,749
  Accrued accounting fees..................        30,189
  Accrued printing and filing fees.........        34,425
                                             ------------
    Total liabilities......................       770,292
                                             ------------
Net assets.................................  $503,247,182
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 17,893,371
  Paid-in capital in excess of par value...   406,965,864
  Accumulated net realized loss on
    investments............................   (48,990,162)
  Net unrealized appreciation on
    investments............................   127,482,078
  Accumulated net investment loss..........      (103,969)
                                             ------------
Net assets.................................  $503,247,182
                                             ============
Shares outstanding.........................    17,893,371
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    30,000,000
                                             ============
Net asset value per share..................  $      28.12
                                             ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest..................................  $     67,967
  Dividends.................................     2,101,686
                                              ------------
    Total investment income.................     2,169,653
                                              ------------
Expenses:
  Management fees...........................     2,090,147
  Custodian fees............................        15,232
  Directors' fees...........................        16,036
  Professional fees.........................        10,911
  Accounting fees...........................        93,183
  Printing and filing fees..................        30,862
  Other.....................................        11,557
                                              ------------
    Total expenses..........................     2,267,928
                                              ------------
    Net investment loss.....................       (98,275)
                                              ------------
Realized/unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Net realized gain (loss) on:
    Investments.............................    11,250,872
    Foreign currency related transactions...        (4,492)
  Change in unrealized
    appreciation/depreciation on
    investments.............................   (37,269,793)
                                              ------------
    Net realized/unrealized gain (loss) on
      investments and foreign currency
      transactions..........................   (26,023,413)
                                              ------------
    Change in net assets from operations....  $(26,121,688)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................     $    (98,275)        $   (128,066)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       11,246,380           20,890,629
  Change in unrealized appreciation/depreciation on
    investments.............................................      (37,269,793)          10,736,232
                                                                 ------------         ------------
    Change in net assets from operations....................      (26,121,688)          31,498,795
                                                                 ------------         ------------
Capital transactions:
  Received from shares sold.................................       26,547,359           46,480,181
  Paid for shares redeemed..................................      (37,893,359)         (39,396,785)
                                                                 ------------         ------------
    Change in net assets from capital transactions..........      (11,346,000)           7,083,396
                                                                 ------------         ------------
      Change in net assets..................................      (37,467,688)          38,582,191
NET ASSETS:
  Beginning of period.......................................      540,714,870          502,132,679
                                                                 ------------         ------------
  End of period.............................................     $503,247,182         $540,714,870
                                                                 ------------         ------------
  Accumulated net investment loss...........................     $   (103,969)        $     (1,202)
                                                                 ============         ============

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD              YEARS ENDED DECEMBER 31,
                                                              ENDED JUNE 30, 2006     ---------------------------------------
                                                                  (UNAUDITED)          2005       2004       2003       2002
                                                              -------------------     ------     ------     ------     ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $29.55            $27.85     $24.78     $17.20     $21.25
Operations:
  Net investment income (loss)..............................         (0.01)            (0.01)      0.02       0.04       0.07
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................         (1.42)             1.71       3.06       7.58      (4.05)
                                                                    ------            ------     ------     ------     ------
      Total from operations.................................         (1.43)             1.70       3.08       7.62      (3.98)
                                                                    ------            ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................            --                --      (0.01)     (0.04)     (0.07)
                                                                    ------            ------     ------     ------     ------
Net asset value, end of period..............................        $28.12            $29.55     $27.85     $24.78     $17.20
                                                                    ======            ======     ======     ======     ======
Total return................................................         (4.84)%(b)         6.10%     12.44%     44.35%    (18.74)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $503.2            $540.7     $502.1     $413.1     $263.2
  Ratios to average net assets:
    Expenses................................................          0.87%(a)          0.88%      0.92%      0.94%      0.95%
    Net investment income (loss)............................         (0.04)%(a)        (0.03)%     0.09%      0.18%      0.37%
  Portfolio turnover rate...................................             6%               20%        10%         6%        32%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Short-Term Notes (2)                            98.6
Municipal Bonds                                  1.1
Repurchase Agreements and Other Net
  Assets                                         0.3
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1)

                                      % of Net Assets
 1.  Citigroup Funding Inc. 5.010%
     07/05/2006                                   4.6
 2.  The Goldman Sachs Group, Inc.
     5.200% 07/06/2006                            4.6
 3.  AIG Funding Inc. 5.150%
     07/07/2006                                   4.6
 4.  UBS Finance Delaware LLC 5.230%
     07/10/2006                                   4.6
 5.  E.I. du Pont de Nemours & Co.
     5.160% 07/12/2006                            4.6
 6.  Merrill Lynch & Co., Inc. 5.210%
     07/17/2006                                   4.6
 7.  Prudential Funding LLC 5.250%
     07/18/2006                                   4.6
 8.  Wal-Mart Stores, Inc. 5.200%
     07/25/2006                                   4.6
 9.  Toyota Credit Corp. 5.240%
     07/31/2006                                   4.6
10.  Alcoa Inc. 5.310% 07/03/2006                 4.4

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Sectors:

                                                                    % of Net Assets
        Financials                                                             55.8
        Consumer Staples                                                       13.6
        Materials                                                               9.0
        Industrials                                                             7.0
        Consumer Discretionary                                                  4.7
        Energy                                                                  4.6
        Telecommunication Services                                              3.9
                                                                    ---------------
                                                                               98.6
                                                                    ===============

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                       FACE       AMORTIZED
     SHORT-TERM NOTES - 98.6%         AMOUNT         COST
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 4.7%
AUTOMOBILES - 0.5%
DaimlerChysler N.A. Holding Corp.
  5.350%, 07/12/2006..............  $1,000,000   $    998,365
                                                 ------------
MEDIA - 4.2%
Gannett Co., Inc.
  5.120%, 07/05/2006 (a)..........   1,648,000      1,647,062
  5.130%, 07/06/2006 (a)..........   5,000,000      4,996,438
  5.230%, 07/07/2006 (a)..........   2,000,000      1,998,257
                                                 ------------
                                                    8,641,757
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                  9,640,122
                                                 ------------
CONSUMER STAPLES - 13.6%
BEVERAGES - 4.4%
The Coca-Cola Co.
  5.070%, 07/07/2006..............   1,500,000      1,498,732
  4.950%, 07/10/2006..............   7,500,000      7,490,719
                                                 ------------
                                                    8,989,451
                                                 ------------
FOOD & STAPLES RETAILING - 4.6%
Wal-Mart Stores, Inc.
  5.200%, 07/25/2006 (a)..........   9,500,000      9,467,067
                                                 ------------
FOOD PRODUCTS - 4.6%
Nestle Capital Corp.
  5.080%, 07/06/2006 (a)..........   6,000,000      5,995,766
  5.170%, 07/14/2006 (a)..........   3,500,000      3,493,466
                                                 ------------
                                                    9,489,232
                                                 ------------
TOTAL CONSUMER STAPLES............                 27,945,750
                                                 ------------
ENERGY - 4.6%
OIL, GAS & CONSUMABLE FUELS - 4.6%
Chevron Funding Corp.
  5.170%, 07/11/2006..............   7,000,000      6,989,947
  5.230%, 07/14/2006..............   2,500,000      2,495,279
                                                 ------------
TOTAL ENERGY......................                  9,485,226
                                                 ------------
FINANCIALS - 55.8%
CAPITAL MARKETS - 13.9%
Merrill Lynch & Co., Inc.
  5.210%, 07/17/2006..............   9,500,000      9,478,002
The Goldman Sachs Group, Inc.
  5.200%, 07/06/2006..............   9,500,000      9,493,139
UBS Finance Delaware LLC
  5.230%, 07/10/2006..............   9,500,000      9,487,579
                                                 ------------
                                                   28,458,720
                                                 ------------

                                       FACE       AMORTIZED
     SHORT-TERM NOTES - 98.6%         AMOUNT         COST
-------------------------------------------------------------
CONSUMER FINANCE - 11.9%
American Express Credit Corp.
  5.020%, 07/03/2006..............  $3,000,000   $  2,999,163
  5.200%, 07/12/2006..............   6,500,000      6,489,672
American Honda Finance Corp.
  4.980%, 07/06/2006..............   2,500,000      2,498,271
  5.010%, 07/11/2006..............   2,000,000      1,997,217
John Deere Capital Corp.
  5.280%, 07/27/2006 (a)..........   1,000,000        996,186
Toyota Credit Corp.
  5.240%, 07/31/2006..............   9,500,000      9,458,517
                                                 ------------
                                                   24,439,026
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 16.4%
CIT Group Inc.
  4.920%, 07/06/2006..............   3,000,000      2,997,892
  5.240%, 07/07/2006..............   2,210,000      2,208,068
Citigroup Funding Inc.
  5.010%, 07/05/2006..............   9,500,000      9,494,712
General Electric Capital Corp.
  4.990%, 07/03/2006..............   2,856,000      2,855,208
  5.190%, 07/10/2006..............   6,600,000      6,591,436
HSBC Finance Corp.
  5.250%, 07/13/2006..............   7,500,000      7,486,875
  5.250%, 07/14/2006..............   2,000,000      1,996,208
                                                 ------------
                                                   33,630,399
                                                 ------------
INSURANCE - 13.6%
AIG Funding Inc.
  5.150%, 07/07/2006..............   9,500,000      9,491,846
MetLife Funding
  5.240%, 07/24/2006 (a)..........   9,000,000      8,969,870
Prudential Funding LLC
  5.250%, 07/18/2006..............   9,500,000      9,476,448
                                                 ------------
                                                   27,938,164
                                                 ------------
TOTAL FINANCIALS..................                114,466,309
                                                 ------------
INDUSTRIALS - 7.0%
AEROSPACE & DEFENSE - 2.4%
General Dynamics Corp.
  5.130%, 08/14/2006 (a)..........   5,000,000      4,968,650
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 4.6%
Cintas Corp. No. 2
  5.050%, 07/05/2006 (a)..........   6,000,000      5,996,633
  5.300%, 07/13/2006 (a)..........   3,500,000      3,493,817
                                                 ------------
                                                    9,490,450
                                                 ------------
TOTAL INDUSTRIALS.................                 14,459,100
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                       FACE       AMORTIZED
     SHORT-TERM NOTES - 98.6%         AMOUNT         COST
-------------------------------------------------------------
MATERIALS - 9.0%
CHEMICALS - 4.6%
E.I. du Pont de Nemours & Co.
  5.160%, 07/12/2006 (a)..........  $9,500,000   $  9,485,022
                                                 ------------
METALS & MINING - 4.4%
Alcoa Inc.
  5.310%, 07/03/2006..............   9,000,000      8,997,345
                                                 ------------
TOTAL MATERIALS...................                 18,482,367
                                                 ------------
TELECOMMUNICATION SERVICES - 3.9%
DIVERSIFIED TELECOMMUNICATION SER-
  VICES - 3.9%
BellSouth Corp.
  5.220%, 07/07/2006 (a)..........   8,000,000      7,993,040
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES..                  7,993,040
                                                 ------------
TOTAL SHORT-TERM NOTES (COST
  $202,471,914)...................               $202,471,914
                                                 ------------
                                       FACE       AMORTIZED
      MUNICIPAL BONDS - 1.1%          AMOUNT         COST
-------------------------------------------------------------
Alaska Housing Finance Corp.
  5.320%, 12/01/2032 (b)..........   2,200,000      2,200,000
                                                 ------------
TOTAL MUNICIPAL BONDS
  (COST $2,200,000)...............               $  2,200,000
                                                 ------------
                                       FACE       AMORTIZED
   REPURCHASE AGREEMENTS - 0.0%       AMOUNT         COST
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006.......  $   13,000   $     13,000
                                                 ------------
  Repurchase price $13,004
  Collateralized by:
    Federal Home Loan Mortgage
    Corp. Gold Pool #G01505
    5.000%, 01/01/2033
    Fair Value: $3,836
    Federal Home Loan Mortgage
    Corp. Gold Pool #G11440
    4.000%, 08/01/2018
    Fair Value: $135
    Federal Home Loan Mortgage
    Corp. Gold Pool #E99430
    4.500%, 09/01/2018
    Fair Value: $218
    Federal National Mortgage
    Association Pool #555611
    4.500%, 07/01/2018
    Fair Value: $1,920
    Federal Home Loan Mortgage
    Corp.
    Series #2903-BA
    4.500%, 01/15/2018
    Fair Value: $7,150
TOTAL REPURCHASE AGREEMENTS (COST
  $13,000)........................               $     13,000
                                                 ------------
TOTAL INVESTMENTS - 99.7% (COST
  $204,684,914) (C)...............               $204,684,914
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.3%..............                    518,898
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $205,203,812
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Represents a security exempt from registration under Section
     4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers, under Rule 144A. At June 30, 2006, the value of these securities amounted to $69,501,274 or 33.9% of the net assets of the Portfolio. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(b) This bond is a variable rate demand note that is an eligible security under Rule 2a-7. The rate of interest resets every seven days and the bond is eligible to be repurchased by the broker at any time, at par, with a maximum seven day settlement.
(c) Represents cost for Federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of this Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at amortized
    cost...................................  $204,684,914
  Cash.....................................            26
  Receivable for fund shares sold..........       905,111
  Accrued interest receivable..............         9,263
  Prepaid expenses and other assets........         1,175
                                             ------------
    Total assets...........................   205,600,489
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       325,866
  Payable for investment management
    services...............................        41,020
  Accrued custody expense..................         2,922
  Accrued professional fees................         5,286
  Accrued accounting fees..................        10,857
  Accrued printing and filing fees.........        10,726
                                             ------------
    Total liabilities......................       396,677
                                             ------------
Net assets.................................  $205,203,812
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 20,520,394
  Paid-in capital in excess of par value...   184,683,863
  Accumulated net realized loss............          (445)
                                             ------------
Net assets.................................  $205,203,812
                                             ============
Shares outstanding.........................    20,520,394
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    30,000,000
                                             ============
Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $4,229,500
                                               ----------
Expenses:
  Management fees............................     248,394
  Custodian fees.............................       8,547
  Directors' fees............................       5,596
  Professional fees..........................       7,518
  Accounting fees............................      31,610
  Printing and filing fees...................       9,927
  Other......................................       1,926
                                               ----------
    Total expenses...........................     313,518
      Less expenses voluntarily reduced or
         reimbursed by adviser...............     (24,794)
                                               ----------
    Net expenses.............................     288,724
                                               ----------
    Net investment income....................   3,940,776
                                               ----------
    Net realized gain (loss) on
      investments............................        (778)
                                               ----------
    Change in net assets from operations.....  $3,939,998
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................     $  3,940,776         $   4,540,330
  Net realized gain (loss) on investments...................             (778)                   --
                                                                 ------------         -------------
    Change in net assets from operations....................        3,939,998             4,540,330
                                                                 ------------         -------------
Distributions to shareholders:
  Distributions paid from net investment income (net of
    realized loss on investments of $778 and $0,
    respectively)...........................................       (3,939,998)           (4,540,456)
                                                                 ------------         -------------
Capital transactions:
  Received from shares sold.................................      116,962,236           141,802,076
  Received from dividends reinvested........................        3,939,998             4,540,456
  Paid for shares redeemed..................................      (85,261,133)         (117,751,321)
                                                                 ------------         -------------
    Change in net assets from capital transactions..........       35,641,101            28,591,211
                                                                 ------------         -------------
      Change in net assets..................................       35,641,101            28,591,085
NET ASSETS:
  Beginning of period.......................................      169,562,711           140,971,626
                                                                 ------------         -------------
  End of period.............................................     $205,203,812         $ 169,562,711
                                                                 ============         =============

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD            YEARS ENDED DECEMBER 31,
                                                              ENDED JUNE 30, 2006    ------------------------------------
                                                                  (UNAUDITED)         2005      2004      2003      2002
                                                              -------------------    ------    ------    ------    ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $10.00           $10.00    $10.00    $10.00    $10.00
Operations:
  Net investment income.....................................          0.19             0.27      0.09      0.07      0.14
                                                                    ------           ------    ------    ------    ------
Distributions:
  Distributions from net investment income..................         (0.19)           (0.27)    (0.09)    (0.07)    (0.14)
                                                                    ------           ------    ------    ------    ------
Net asset value, end of period..............................        $10.00           $10.00    $10.00    $10.00    $10.00
                                                                    ======           ======    ======    ======    ======
Total return................................................          2.20%(b)         2.92%     1.01%     0.74%     1.37%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $205.2           $169.6    $141.0    $129.3    $169.0
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by adviser:
      Expenses..............................................          0.32%(a)         0.33%     0.36%     0.41%     0.40%
      Net investment income.................................          4.40%(a)         2.92%     1.03%     0.74%     1.38%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by adviser:
      Expenses..............................................          0.35%(a)         0.37%     0.40%     0.44%     0.45%

--------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -1.26%
Five year                                    5.68%
Ten year                                     5.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Bond Portfolio returned (0.46%) versus (0.49%) for the current benchmark, the Merrill Lynch U.S. Corporate Bond Index 1-10 Year ("the Merrill Lynch Index").

While the return for the Bond Portfolio mirrored the Merrill Lynch Index, the Bond Portfolio's construction differed from the Merrill Lynch Index in several respects. At the start of the year, the Bond Portfolio's duration exceeded the duration of the benchmark by 0.2 years. Because Treasury yields were expected to rise, the Bond Portfolio's duration was shortened during the period, and ended the period 0.25 years short of the Merrill Lynch Index. Also at the start of the year, the average credit quality of the Bond Portfolio was Baa2 versus A2 for the Merrill Lynch Index. The Bond Portfolio had 12.9% of its investments in high yield bonds at the beginning of the six-month period while the Index did not contain any high yield bonds. Because credit spreads were expected to widen as the U.S. economy's growth slowed, the average credit quality of the Bond Portfolio was raised so that by June 30, the average credit quality of the Bond Portfolio was Baa1, and the percentage of high yield securities in the Bond Portfolio was reduced to 8.5%. These changes to the Bond Portfolio proved to be the correct moves to make because Treasury yields did rise during the first half of 2006, and investment grade credit spreads widened slightly. While credit spreads on investment grade bonds widened slightly, high yield bonds performed well, so having a portion of the Bond Portfolio invested in high yield securities benefited performance.(1)

For most industries, the weighting in the Bond Portfolio was close to the weighting in the Merrill Lynch Index. At the start of 2006, industries that were under-weighted in the Bond Portfolio included banks, brokers and finance. The Bond Portfolio was over-weighted in REITs. During the period, the under-weighting in banks, brokers and finance was reduced, and the over-weighting in REITs was maintained. The Bond Portfolio's position was moved to an over-weighted position in electric utilities. These areas were increase in weighting because they are generally less volatile, higher quality and have less of a chance of being negatively impacted by events taken by management to enhance shareholder value. The under-weighting in banks and finance hurt performance because these industries performed well. The over-weighting in electric utilities and REITs benefited performance. Telecom and energy holdings performed poorly, but the impact on the Bond Portfolio was benign because the Bond Portfolio had a near-index weighting in these sectors. Cable and media holdings performed the best, but the impact on the Bond Portfolio was similarly muted because of the neutral weighting versus the Merrill Lynch Index. Holdings in the Bond Portfolio that performed particularly well included General Motors Acceptance Corp., Knight Ridder, Ford Motor Credit Co., GTECH Holdings Corp., Eastman Kodak Co. and Potlatch Corp. Holdings in the Bond Portfolio that performed poorly included Pemex Project Funding Master Trust, HCA, Inc., America Movil S.A. de C.V., Deutsche Bank Capital Funding Trust VII, Telecom Italia Capital and Kinder Morgan Energy Partners LP.(1)

We expect the U.S. economy to continue to grow, albeit at a slower rate, and the Federal Reserve to tighten one more time. The Fed is widely thought to be near, or at the end, of its tightening cycle. The Treasury yield curve may invert if the credit market begins to anticipate a recession. Because of slowing economic growth, the outlook for the end of Fed tightening, and increased Treasury yields during the first six months of the year, the duration of the Bond Portfolio will be lengthened to a neutral position versus the Merrill Lynch Index. The average credit quality of the Bond Portfolio will continue to rise because credit spreads are tight and a slowing economy will negatively impact lower quality issuers. Because the prevalence of equity-friendly actions taken by companies is expected to continue, we will maintain the over-weighting in REITs and electric utilities and continue to increase the weightings in banks and finance because it is difficult to significantly increase leverage in these entities. We will sell investments in companies that have a greater likelihood of being acquired through a leveraged buy-out.(1)

-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                BOND PORTFOLIO (COMMENCED       MERRILL LYNCH U.S. CORPORATE BOND
                                                               OPERATIONS NOVEMBER 2, 1982)              INDEX 1-10 YEAR
                                                               ----------------------------     ---------------------------------
06/96                                                                    10000.00                           10000.00
                                                                         10522.00                           10493.00
06/97                                                                    10881.00                           10836.00
                                                                         11498.00                           11395.00
06/98                                                                    11821.00                           11826.00
                                                                         12098.00                           12342.00
06/99                                                                    12059.00                           12247.00
                                                                         12168.00                           12367.00
06/00                                                                    12494.00                           12674.00
                                                                         12888.00                           13523.00
06/01                                                                    13455.00                           14203.00
                                                                         13966.00                           14878.00
06/02                                                                    14609.00                           15242.00
                                                                         15174.00                           16340.00
06/03                                                                    16506.00                           17445.00
                                                                         16753.00                           17578.00
06/04                                                                    16737.00                           17580.00
                                                                         17739.00                           18318.00
06/05                                                                    17958.00                           18613.00
                                                                         17813.00                           18590.00
06/06                                                                    17732.00                           18501.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.
 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  Monsanto Co. 7.375% 08/15/2012                1.4
 2.  TransAlta Corp. 6.750%
     07/15/2012                                    1.3
 3.  Wells Fargo Bank, N.A. 6.450%
     02/01/2011                                    1.0
 4.  Household Finance Corp. 6.375%
     11/27/2012                                    1.0
 5.  ERAC USA Finance Co. 6.200%
     11/01/2016                                    1.0
 6.  Appalachian Power Co. 5.550%
     04/01/2011                                    0.9
 7.  Credit Suisse (USA), Inc.
     5.250% 03/02/2011                             0.9
 8.  American Express Credit Corp.
     5.000% 12/02/2010                             0.9
 9.  ILFC E-Capital Trust I 5.900%
     12/21/2065                                    0.9
10.  Keycorp 4.700% 05/21/2009                     0.9

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Corporate Bonds (3) (4)                         91.0
Asset Backed Securities (3) (4)                  0.4
Foreign Government Bonds (4)                     0.6
Short-Term Notes and Other Net
  Assets                                         8.0
                                     ---------------
                                               100.0
                                     ===============

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                    % of Net Assets
      Financials                               37.1
      Consumer Discretionary                   13.7
      Utilities                                12.2
      Telecommunication Services                6.9
      Industrials                               6.3
      Materials                                 4.3
      Energy                                    4.2
      Health Care                               2.5
      Consumer Staples                          2.1
      Information Technology                    2.1
                                   ----------------
                                               91.4
                                   ================

(4) Bond Credit Quality: (Standard & Poor's Ratings)

                                   % of Total Bonds
      AAA                                       0.9
      AA                                       14.0
      A                                        20.8
      BBB                                      55.8
      BB                                        7.7
      B                                         0.8

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                       FACE          FAIR
CORPORATE BONDS - 91.0%               AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 13.7%
AUTO COMPONENTS - 0.8%
Johnson Controls, Inc.
  5.250%, 01/15/2011..............  $1,250,000   $  1,219,326
                                                 ------------
AUTOMOBILES - 0.9%
DaimlerChrysler N.A. Holding Corp.
  4.050%, 06/04/2008..............   1,500,000      1,450,941
                                                 ------------
HOTELS, RESTAURANTS &
  LEISURE - 2.8%
ARAMARK Services, Inc.
  7.000%, 07/15/2006..............     750,000        750,187
GTECH Holdings Corp.
  4.500%, 12/01/2009..............   1,000,000        962,146
Harrah's Operating Co. Inc.
  5.500%, 07/01/2010..............   1,000,000        976,457
Marriott International, Inc.
  4.625%, 06/15/2012..............   1,000,000        923,726
Mirage Resorts, Inc.
  6.750%, 02/01/2008..............     700,000        707,000
                                                 ------------
                                                    4,319,516
                                                 ------------
HOUSEHOLD DURABLES - 3.5%
Centex Corp.
  5.125%, 10/01/2013..............     500,000        457,513
Lennar Corp.
  5.950%, 03/01/2013..............   1,000,000        952,238
Mohawk Industries, Inc.
  5.750%, 01/15/2011..............   1,000,000        983,036
Newell Rubbermaid, Inc.
  4.625%, 12/15/2009..............   1,000,000        962,130
Pulte Homes, Inc.
  8.125%, 03/01/2011..............   1,000,000      1,059,492
  7.875%, 08/01/2011..............   1,000,000      1,050,632
                                                 ------------
                                                    5,465,041
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -0.5%
Eastman Kodak Co.
  3.625%, 05/15/2008..............     750,000        713,020
                                                 ------------
MEDIA - 3.9%
Clear Channel Communications, Inc.
  5.750%, 01/15/2013..............   1,000,000        939,668
Comcast Cable Communications
  8.375%, 05/01/2007..............     500,000        510,623
  8.875%, 05/01/2017..............     250,000        291,672
Cox Communications, Inc.
  6.750%, 03/15/2011..............   1,000,000      1,019,331
Rogers Cable, Inc.
  7.875%, 05/01/2012..............   1,000,000      1,027,500
Time Warner, Inc.
  6.875%, 05/01/2012..............   1,000,000      1,034,704
Viacom, Inc.
  5.750%, 04/30/2011 (a)..........   1,250,000      1,229,046
                                                 ------------
                                                    6,052,544
                                                 ------------
MULTILINE RETAIL - 0.6%
May Department Stores Co.
  5.750%, 07/15/2014..............   1,000,000        972,785
                                                 ------------

                                       FACE          FAIR
CORPORATE BONDS - 91.0%               AMOUNT        VALUE
-------------------------------------------------------------
SPECIALTY RETAIL - 0.7%
Staples, Inc.
  7.375%, 10/01/2012..............  $1,000,000   $  1,068,913
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                 21,262,086
                                                 ------------
CONSUMER STAPLES - 2.1%
FOOD & STAPLES RETAILING - 1.0%
Safeway, Inc.
  5.800%, 08/15/2012..............     500,000        488,922
The Kroger Co.
  6.200%, 06/15/2012..............   1,000,000      1,000,668
                                                 ------------
                                                    1,489,590
                                                 ------------
FOOD PRODUCTS - 1.1%
Bunge Ltd. Finance Corp.
  5.875%, 05/15/2013..............     750,000        729,509
Tyson Foods, Inc.
  8.250%, 10/01/2011..............   1,000,000      1,059,784
                                                 ------------
                                                    1,789,293
                                                 ------------
TOTAL CONSUMER STAPLES............                  3,278,883
                                                 ------------
ENERGY - 4.2%
OIL, GAS & CONSUMABLE FUELS - 4.2%
Atlantic Richfield Co. BP Amoco
  8.550%, 03/01/2012..............     200,000        227,233
Energy Transfer Partners LP
  5.650%, 08/01/2012..............   1,000,000        966,272
Enterprise Products Operating L.P.
  4.625%, 10/15/2009..............   1,000,000        958,762
Marathon Oil Corp.
  6.125%, 03/15/2012..............     750,000        757,694
Ocean Energy, Inc.
  7.250%, 10/01/2011..............   1,000,000      1,055,216
Pemex Project Funding Master Trust
  5.750%, 12/15/2015..............   1,000,000        922,250
Valero Energy Corp.
  6.875%, 04/15/2012..............     750,000        778,344
XTO Energy, Inc.
  4.900%, 02/01/2014..............   1,000,000        919,696
                                                 ------------
TOTAL ENERGY......................                  6,585,467
                                                 ------------
FINANCIALS - 37.1%
CAPITAL MARKETS - 7.4%
Amvescap PLC
  4.500%, 12/15/2009..............   1,500,000      1,435,146
Jefferies Group, Inc.
  7.750%, 03/15/2012..............   1,000,000      1,075,418
Lehman Brothers Holdings, Inc.
  3.500%, 08/07/2008..............   1,500,000      1,436,545
Merrill Lynch & Co., Inc.
  4.790%, 08/04/2010..............   1,500,000      1,450,421
Morgan Stanley
  4.750%, 04/01/2014..............   1,500,000      1,377,402
Nuveen Investments, Inc.
  5.000%, 09/15/2010..............   1,000,000        962,362
The Bear Stearns Companies, Inc.
  3.250%, 03/25/2009..............   1,500,000      1,411,296

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                       FACE          FAIR
CORPORATE BONDS - 91.0%               AMOUNT        VALUE
-------------------------------------------------------------
CAPITAL MARKETS (CONTINUED)
The Goldman Sachs Group, Inc.
  4.500%, 06/15/2010..............  $1,500,000   $  1,435,375
Waddell & Reed Financial, Inc.
  5.600%, 01/15/2011..............   1,000,000        973,497
                                                 ------------
                                                   11,557,462
                                                 ------------
COMMERCIAL BANKS - 4.4%
Boi Capital Funding No. 2
  5.571%, Perpetual (a)(c)........   1,000,000        924,924
Deutsche Bank Capital Funding
  Trust VII
  5.628%, Perpetual (a)(c)........   1,500,000      1,391,701
Keycorp
  4.700%, 05/21/2009..............   1,500,000      1,461,626
Wachovia Capital Trust III
  5.800%, Perpetual (c)...........   1,500,000      1,457,073
Wells Fargo Bank, N.A.
  6.450%, 02/01/2011..............   1,500,000      1,546,047
                                                 ------------
                                                    6,781,371
                                                 ------------
CONSUMER FINANCE - 5.7%
American Express Credit Corp.
  5.000%, 12/02/2010..............   1,500,000      1,463,920
American General Finance Corp.
  4.875%, 05/15/2010..............   1,000,000        967,176
Capital One Bank
  5.125%, 02/15/2014..............     750,000        706,296
Capital One Financial
  4.738%, 05/17/2007..............     500,000        495,397
Ford Motor Credit Co.
  7.250%, 10/25/2011..............   1,500,000      1,332,019
General Motors Acceptance Corp.
  7.250%, 03/02/2011..............   1,000,000        970,446
Household Finance Corp.
  6.375%, 11/27/2012..............   1,500,000      1,538,240
MBNA America Bank NA
  4.625%, 08/03/2009..............   1,500,000      1,459,430
                                                 ------------
                                                    8,932,924
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 5.6%
CIT Group, Inc.
  5.000%, 02/13/2014..............   1,500,000      1,404,291
Citigroup, Inc.
  4.625%, 08/03/2010..............   1,500,000      1,446,390
Credit Suisse (USA), Inc.
  5.250%, 03/02/2011..............   1,500,000      1,467,686
General Electric Capital Corp.
  4.875%, 10/21/2010..............   1,500,000      1,458,381
ILFC E-Capital Trust I
  5.900%, 12/21/2065 (a)(b).......   1,500,000      1,463,616
JPMorgan Chase & Co.
  5.150%, 10/01/2015..............   1,500,000      1,402,617
                                                 ------------
                                                    8,642,981
                                                 ------------
INSURANCE - 3.9%
Assurant, Inc.
  5.625%, 02/15/2014..............   1,250,000      1,200,854
Axis Capital Holdings Ltd.
  5.750%, 12/01/2014..............     500,000        472,453

                                       FACE          FAIR
CORPORATE BONDS - 91.0%               AMOUNT        VALUE
-------------------------------------------------------------
INSURANCE (CONTINUED)
Liberty Mutual Group
  5.750%, 03/15/2014 (a)..........  $1,000,000   $    940,695
Lincoln National Corp.
  6.500%, 03/15/2008..............   1,250,000      1,266,129
Loews Corp.
  5.250%, 03/15/2016..............     750,000        695,247
Marsh & McLennan Cos. Inc.
  3.625%, 02/15/2008..............   1,000,000        964,907
StanCorp Financial Group, Inc.
  6.875%, 10/01/2012..............     500,000        519,674
                                                 ------------
                                                    6,059,959
                                                 ------------
REAL ESTATE INVESTMENT
  TRUSTS - 7.6%
AvalonBay Communities, Inc.
  6.625%, 01/15/2008..............   1,000,000      1,010,963
Camden Property Trust
  4.375%, 01/15/2010..............   1,000,000        956,072
Colonial Realty, L.P.
  8.050%, 07/15/2006..............     900,000        900,555
Developers Diversified Realty
  Corp.
  5.375%, 10/15/2012..............   1,250,000      1,202,818
Health Care Property Investors,
  Inc.
  4.875%, 09/15/2010..............   1,000,000        956,500
iStar Financial, Inc.
  5.700%, 03/01/2014..............   1,000,000        965,573
Mack-Cali Realty L.P.
  4.600%, 06/15/2013..............   1,000,000        910,060
Post Apartment Homes L.P.
  5.125%, 10/12/2011..............     750,000        712,905
Prologis
  5.750%, 04/01/2016..............   1,500,000      1,448,618
Simon Property Group L.P.
  4.875%, 08/15/2010..............   1,250,000      1,209,616
Spieker Properties, Inc.
  7.250%, 05/01/2009..............     500,000        522,155
The Rouse Co.
  7.200%, 09/15/2012..............   1,000,000      1,007,861
                                                 ------------
                                                   11,803,696
                                                 ------------
REAL ESTATE MANAGEMENT &
  DEVELOPMENT - 0.5%
ERP Operating L.P.
  4.750%, 06/15/2009..............     750,000        730,604
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 2.0%
Countrywide Home Loans, Inc.
  4.125%, 09/15/2009..............     750,000        713,771
Radian Group, Inc.
  7.750%, 06/01/2011..............   1,000,000      1,070,702
Washington Mutual, Inc.
  4.625%, 04/01/2014..............   1,500,000      1,357,268
                                                 ------------
                                                    3,141,741
                                                 ------------
TOTAL FINANCIALS..................                 57,650,738
                                                 ------------
HEALTH CARE - 2.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
Hospira, Inc.
  4.950%, 06/15/2009..............   1,000,000        976,996
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                       FACE          FAIR
CORPORATE BONDS - 91.0%               AMOUNT        VALUE
-------------------------------------------------------------
HEALTH CARE PROVIDERS &
  SERVICES - 1.9%
HCA, Inc.
  5.750%, 03/15/2014..............  $  500,000   $    449,595
Manor Care, Inc.
  6.250%, 05/01/2013..............   1,000,000        982,964
WellPoint, Inc.
  4.250%, 12/15/2009..............   1,500,000      1,431,861
                                                 ------------
                                                    2,864,420
                                                 ------------
TOTAL HEALTH CARE.................                  3,841,416
                                                 ------------
INDUSTRIALS - 5.9%
AEROSPACE & DEFENSE - 0.3%
Boeing Capital Corp.
  5.400%, 11/30/2009..............     500,000        495,213
                                                 ------------
AIR FREIGHT & LOGISTICS - 0.6%
Ryder System, Inc.
  4.625%, 04/01/2010..............   1,000,000        949,371
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 1.6%
Cendant Corp.
  6.875%, 08/15/2006..............     500,000        500,505
Deluxe Corp.
  5.000%, 12/15/2012..............   1,000,000        829,733
R.R. Donnelley & Sons Co.
  4.950%, 04/01/2014..............   1,250,000      1,127,171
                                                 ------------
                                                    2,457,409
                                                 ------------
INDUSTRIAL CONGLOMERATES - 0.8%
Hutchison Whampoa International
  Ltd.
  6.250%, 01/24/2014 (a)..........   1,250,000      1,247,050
                                                 ------------
MACHINERY - 1.0%
Briggs & Stratton Corp.
  8.875%, 03/15/2011..............     550,000        596,750
Timken Co.
  5.750%, 02/15/2010..............   1,000,000        979,511
                                                 ------------
                                                    1,576,261
                                                 ------------
ROAD & RAIL - 1.6%
ERAC USA Finance Co.
  6.200%, 11/01/2016 (a)..........   1,500,000      1,480,178
Union Pacific Corp.
  3.625%, 06/01/2010..............   1,000,000        925,957
                                                 ------------
                                                    2,406,135
                                                 ------------
TOTAL INDUSTRIALS.................                  9,131,439
                                                 ------------
INFORMATION TECHNOLOGY - 2.1%
COMPUTERS & PERIPHERALS - 0.7%
NCR Corp.
  7.125%, 06/15/2009..............   1,000,000      1,021,499
                                                 ------------
IT SERVICES - 0.8%
Fiserv, Inc.
  4.000%, 04/15/2008..............   1,250,000      1,207,881
                                                 ------------
SOFTWARE - 0.6%
Computer Associates International,
  Inc.
  5.250%, 12/01/2009 (a)..........   1,000,000        953,643
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                  3,183,023
                                                 ------------

                                       FACE          FAIR
CORPORATE BONDS - 91.0%               AMOUNT        VALUE
-------------------------------------------------------------
MATERIALS - 4.3%
CHEMICALS - 2.3%
ICI Wilmington, Inc.
  4.375%, 12/01/2008..............  $1,000,000   $    965,606
IMC Global, Inc.
  6.875%, 07/15/2007..............     500,000        501,250
Monsanto Co.
  7.375%, 08/15/2012..............   2,000,000      2,144,264
                                                 ------------
                                                    3,611,120
                                                 ------------
METALS & MINING - 0.7%
Teck Cominco Ltd.
  7.000%, 09/15/2012..............   1,000,000      1,041,327
                                                 ------------
PAPER & FOREST PRODUCTS - 1.3%
International Paper Co.
  5.300%, 04/01/2015..............   1,000,000        922,425
Potlatch Corp.
  13.000%, 12/01/2009.............   1,000,000      1,174,025
                                                 ------------
                                                    2,096,450
                                                 ------------
TOTAL MATERIALS...................                  6,748,897
                                                 ------------
TELECOMMUNICATION SERVICES - 6.9%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 5.8%
AT&T Corp.
  7.300%, 11/15/2011..............     500,000        531,354
BellSouth Corp.
  4.200%, 09/15/2009..............     750,000        715,541
CenturyTel, Inc.
  7.875%, 08/15/2012..............   1,000,000      1,058,314
Citizens Communications Co.
  7.625%, 08/15/2008..............   1,000,000      1,027,500
Embarq Corp.
  6.738%, 06/01/2013..............   1,000,000        998,334
France Telecom SA
  7.750%, 03/01/2011 (b)..........   1,000,000      1,075,255
Sprint Capital Corp.
  8.375%, 03/15/2012..............     500,000        553,080
Telecom Italia Capital
  5.250%, 10/01/2015..............   1,250,000      1,133,416
Telefonos de Mexico SA de CV
  4.750%, 01/27/2010..............   1,000,000        957,333
Verizon Communications Inc.
  5.350%, 02/15/2011..............   1,000,000        975,077
                                                 ------------
                                                    9,025,204
                                                 ------------
WIRELESS TELECOMMUNICATION
  SERVICES - 1.1%
America Movil S.A. de C.V.
  5.750%, 01/15/2015..............   1,000,000        934,221
AT&T Wireless Services, Inc.
  7.875%, 03/01/2011..............     750,000        808,630
                                                 ------------
                                                    1,742,851
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES..                 10,768,055
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                       FACE          FAIR
CORPORATE BONDS - 91.0%               AMOUNT        VALUE
-------------------------------------------------------------
UTILITIES - 12.2%
ELECTRIC UTILITIES - 5.5%
Appalachian Power Co
  5.550%, 04/01/2011..............  $1,500,000   $  1,476,306
Entergy Mississippi, Inc.
  5.920%, 02/01/2016..............   1,000,000        963,474
IPALCO Enterprises, Inc.
  8.625%, 11/14/2011..............   1,000,000      1,065,000
Metropolitan Edison Co.
  4.875%, 04/01/2014..............     750,000        689,849
Pepco Holdings, Inc.
  4.000%, 05/15/2010..............     750,000        700,559
PSEG Power LLC
  5.000%, 04/01/2014..............     750,000        692,934
Scottish Power PLC
  4.910%, 03/15/2010..............   1,000,000        967,982
Tenaska Georgia Partners L.P.
  9.500%, 02/01/2030..............     499,375        603,820
Virginia Electric & Power Co.
  5.400%, 01/15/2016..............   1,500,000      1,415,237
                                                 ------------
                                                    8,575,161
                                                 ------------
GAS UTILITIES - 2.1%
Atmos Energy Corp.
  4.000%, 10/15/2009..............   1,000,000        943,918
CenterPoint Energy Resources Corp.
  5.950%, 01/15/2014..............     500,000        489,219
NiSource Finance Corp.
  5.400%, 07/15/2014..............     750,000        714,927
Southwest Gas Corp.
  7.625%, 05/15/2012..............   1,000,000      1,062,388
                                                 ------------
                                                    3,210,452
                                                 ------------
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 0.4%
TXU Corp.
  7.480%, 01/01/2017..............     700,000        705,405
                                                 ------------
MULTI-UTILITIES - 4.2%
Avista Corp.
  9.750%, 06/01/2008..............     500,000        531,702
Baltimore Gas & Electric Co.
  6.200%, 04/08/2008..............   1,000,000      1,005,796
Consumers Energy Co.
  6.000%, 02/15/2014..............   1,000,000        988,888
Duke Capital LLC
  5.500%, 03/01/2014..............     750,000        722,669
Sempra Energy
  4.750%, 05/15/2009..............   1,250,000      1,216,244

                                       FACE          FAIR
CORPORATE BONDS - 91.0%               AMOUNT        VALUE
-------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
TransAlta Corp.
  6.750%, 07/15/2012..............  $2,000,000   $  2,059,210
                                                 ------------
                                                    6,524,509
                                                 ------------
TOTAL UTILITIES...................                 19,015,527
                                                 ------------
TOTAL CORPORATE BONDS
  (COST $144,264,815).............               $141,465,531
                                                 ------------

                                       FACE          FAIR
ASSET BACKED SECURITIES - 0.4%        AMOUNT        VALUE
-------------------------------------------------------------
INDUSTRIALS - 0.4%
AIR FREIGHT & LOGISTICS - 0.4%
FedEx Corp.
  Series 1998-1, 7.020%,
    01/15/2016....................  $  537,846   $    552,123
                                                 ------------
TOTAL ASSET BACKED SECURITIES
  (COST $553,658).................               $    552,123
                                                 ------------

                                       FACE          FAIR
FOREIGN GOVERNMENT BONDS - 0.6%       AMOUNT        VALUE
-------------------------------------------------------------
United Mexican States
  5.875%, 01/15/2014..............  $1,000,000   $    972,500
                                                 ------------
TOTAL FOREIGN GOVERNMENT BONDS
  (COST $1,005,485)...............               $    972,500
                                                 ------------

                                       FACE          FAIR
SHORT-TERM NOTES - 7.1%               AMOUNT        VALUE
-------------------------------------------------------------
American Express Co.
  5.020%, 07/03/2006..............  $3,994,000   $  3,992,868
Prudential Funding LLC
  5.150%, 07/03/2006..............   7,000,000      6,997,997
                                                 ------------
TOTAL SHORT-TERM NOTES
  (COST $10,990,866)..............               $ 10,990,865
                                                 ------------
TOTAL INVESTMENTS - 99.1%
  (COST $156,814,824) (D).........               $153,981,019
OTHER ASSETS IN EXCESS
  OF LIABILITIES - 0.9%...........                  1,434,923
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $155,415,942
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $9,630,853 or 6.2% of the Portfolio's net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(b)  Variable-rate security.
(c)  Variable-rate, callable, perpetual-life hybrid security.
(d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $156,814,824)....................  $153,981,019
  Cash.....................................         3,717
  Receivable for fund shares sold..........           310
  Accrued interest receivable..............     2,293,564
  Prepaid expenses and other assets........           949
                                             ------------
    Total assets...........................   156,279,559
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       764,187
  Payable for investment management
    services...............................        71,946
  Accrued custody expense..................         1,615
  Accrued professional fees................         5,251
  Accrued accounting fees..................        11,696
  Accrued printing and filing fees.........         8,922
                                             ------------
    Total liabilities......................       863,617
                                             ------------
Net assets.................................  $155,415,942
                                             ============
  Net assets consist of:
    Par value, $1 per share................  $ 14,246,588
    Paid-in capital in excess of par
      value................................   136,765,860
    Accumulated net realized loss on
      investments..........................    (2,710,474)
    Net unrealized depreciation on
      investments..........................    (2,833,805)
    Undistributed net investment income....     9,947,773
                                             ------------
Net assets.................................  $155,415,942
                                             ============
Shares outstanding.........................    14,246,588
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    20,000,000
                                             ============

Net asset value per share..................  $      10.91
                                             ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $ 4,186,535
                                               -----------
Expenses:
  Management fees............................      416,796
  Custodian fees.............................        4,845
  Directors' fees............................        4,585
  Professional fees..........................        7,237
  Accounting fees............................       35,093
  Printing and filing fees...................        8,547
  Other......................................        1,555
                                               -----------
    Total expenses...........................      478,658
                                               -----------
    Net investment income....................    3,707,877
                                               -----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....     (442,359)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (3,961,894)
                                               -----------
    Net realized/unrealized gain (loss) on
      investments............................   (4,404,253)
                                               -----------
    Change in net assets from operations.....  $  (696,376)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................     $  3,707,877         $  6,237,402
  Net realized gain (loss) on investments...................         (442,359)            (771,041)
  Change in unrealized appreciation/depreciation on
    investments.............................................       (3,961,894)          (4,888,151)
                                                                 ------------         ------------
    Change in net assets from operations....................         (696,376)             578,210
                                                                 ------------         ------------
Distributions to shareholders:
  Distributions paid from net investment income.............               --           (5,101,659)
                                                                 ------------         ------------
Capital transactions:
  Received from shares sold.................................       22,495,418           33,010,002
  Received from dividends reinvested........................               --            5,101,659
  Paid for shares redeemed..................................       (5,377,952)          (8,997,657)
                                                                 ------------         ------------
    Change in net assets from capital transactions..........       17,117,466           29,114,004
                                                                 ------------         ------------
      Change in net assets..................................       16,421,090           24,590,555
NET ASSETS:
  Beginning of period.......................................      138,994,852          114,404,297
                                                                 ------------         ------------
  End of period.............................................     $155,415,942         $138,994,852
                                                                 ============         ============
  Undistributed net investment income.......................     $  9,947,773         $  6,239,896
                                                                 ============         ============

 FINANCIAL HIGHLIGHTS

                                                             SIX-MONTH PERIOD              YEARS ENDED DECEMBER 31,
                                                            ENDED JUNE 30, 2006     ---------------------------------------
                                                                (UNAUDITED)          2005       2004       2003       2002
                                                            -------------------     ------     ------     ------     ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period......................        $10.96            $11.33     $10.70     $10.25     $10.02
Operations:
  Net investment income...................................          0.21              0.56(a)    0.51       0.61       0.61
  Net realized and unrealized gain (loss) on
    investments...........................................         (0.26)            (0.51)      0.12       0.45       0.23
                                                                  ------            ------     ------     ------     ------
      Total from operations...............................         (0.05)             0.05       0.63       1.06       0.84
                                                                  ------            ------     ------     ------     ------
Distributions:
  Distributions from net investment income................            --             (0.42)        --      (0.61)     (0.61)
                                                                  ------            ------     ------     ------     ------
Net asset value, end of period............................        $10.91            $10.96     $11.33     $10.70     $10.25
                                                                  ======            ======     ======     ======     ======
Total return..............................................         (0.46)%(c)         0.42%      5.89%     10.46%      8.66%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)..................        $155.4            $139.0     $114.4     $ 90.3     $ 85.4
  Ratios to average net assets:
    Expenses..............................................          0.65%(b)          0.68%      0.72%      0.77%      0.75%
    Net investment income.................................          5.04%(b)          4.97%      5.22%      5.66%      6.34%
  Portfolio turnover rate.................................            10%               13%        19%        30%        17%

--------------------------------------------------------------------------------

(a) Calculated using the average daily shares method.

(b) Annualized.

(c) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    7.13%
Five year                                   2.24%
Ten year                                    2.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Omni Portfolio returned 2.27% versus 1.46% for the current benchmark, which is composed of 70% S&P 500 Index and 30% Merrill Lynch U.S. Corporate Master Bond Index. ("Merrill Lynch Index")

This out-performance of 81 basis points is the result of three factors. First, the equity component of the Omni Portfolio out-performed the S&P 500 Index. Second, the bond component of the Omni Portfolio out-performed the Merrill Lynch U.S. Corporate Master Bond Index. Third, the Omni Portfolio was slightly over-weighted in stocks, and stocks out-performed bonds during the period.(1)

The U.S. economy grew at a healthy pace during the first six months of 2006, with the S&P 500 Index gaining 2.71%. Labor markets were firm with the unemployment rate at 4.6% on June 30. Due to high oil prices and a strong economy, the core inflation rate has crept up above the 2% rate that the Federal Reserve is comfortable with. As a result, the Fed continued to tighten its Federal Funds rate during the period, and this rate ended the period at 5.25%. The return for the Merrill Lynch U.S. Corporate Master Bond Index was (1.47%), reflecting the expectation for an increase in the inflation rate and tightening by the Federal Reserve.

The equity component of the Omni Portfolio had a return of 3.90%, exceeding the S&P 500 Index by 119 basis points. This out-performance was primarily the result of specific stock selection rather than sectors. Stocks that performed well included Marathon Oil Corp. up 38%, Suncor Energy, Inc. up 23%, Occidental Petroleum Corp. up 18%, Caterpillar, Inc. up 36%, Thermo Electron Corp. up 27%, and BHP Billiton up 25%. Energy stocks did well due to the rally in oil prices. Caterpillar, Inc. and BHP Billiton advanced on the strength in metals prices. Detractors from performance included JDS Uniphase Corp. down 36%, Hewitt Associates, Inc. down 20%, UnitedHealth Group, Inc. down 22% and Maxim Integrated Products, Inc. down 15%.(1)

Dominant themes included maintaining an over-weight position in Health Care, and reducing the over-weight position in Information Technology to market weight, thus positioning the equity component of the Portfolio slightly more defensively. The weighting in Financials was increased from a 5% under-weight to a slight over-weight. In Consumer Discretionary stocks, the weighting was increased earlier in the year, but later decreased substantially to a 1% under-weight.(1)

The bond component of the Omni Portfolio had a return of (1.04%), exceeding the Merrill Lynch U.S. Corporate Master Bond Index by 43 basis points. Returns for bonds were negative because the Treasury yield curve rose by almost 80 basis points in maturities out to ten years, and credit spreads widened slightly (5 basis points for the Merrill Lynch Index). The bond component of the Omni Portfolio out-performed the Merrill Lynch Index for three reasons: (1) the duration of Omni Portfolio's bond component was 0.3 years shorter than the Merrill Lynch Index during a period of rising interest rates; (2) several bonds performed very well; and (3) the bond component of the Portfolio was over-weighted in several industries that out-performed. Bonds that performed well included General Motors Acceptance Corp., Ford Motor Credit Co., Eastman Kodak Co., R.R. Donnelly & Sons Co., iStar Financial, Inc. and May Department Stores Co. Bonds that performed poorly included America Movil SA de CV, Telefonos de Mexico SA de CV, Deutsche Bank Capital Funding Trust VII, Mellon Funding Corp., and Telecom Italia Capital. The bond component of the Omni Portfolio was over-weighted versus the Merrill Lynch Index in autos, cable and media, electric utilities and REITs, all of which out-performed during the period. The bond component of the Omni Portfolio was under-weighted in banks and brokers, which also performed well. The bond component of the Omni Portfolio had a near-index weighting in energy and telecom, the two industries which performed the worst.(1)

We expect the growth rate in the U.S. economy to slow in the second half of 2006 due to tightening in credit on the part of the Federal Reserve and high oil prices. Because of this, the equity component in the Omni Portfolio is positioned defensively. The weighting in Consumer Discretionary and Information Technology stocks has been reduced, and the Omni Portfolio is over-weighted in Health Care and Financials. The equity component of the Omni Portfolio is at near market weight in Energy stocks due to geo-political uncertainties. The strategy for the bond component of the Omni Portfolio is to increase the duration to a neutral position versus the bond benchmark, increase the average credit quality of the bond component of the Omni Portfolio given tight credit spreads, and increase the weightings in industries that are less susceptible to equity-friendly actions, such as banks, finance, REITs and electric utilities.(1)

-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 OMNI PORTFOLIO (COMMENCED        70% S&P 500 INDEX/30% ML U.S.
                                                               OPERATIONS SEPTEMBER 10, 1984)      CORPORATE MASTER BOND INDEX
                                                               ------------------------------     -----------------------------
06/96                                                                     10000.00                           10000.00
                                                                          10782.00                           10986.00
06/97                                                                     11951.00                           12677.00
                                                                          12739.00                           13879.00
06/98                                                                     13736.00                           15782.00
                                                                          13316.00                           16999.00
06/99                                                                     14116.00                           18358.00
                                                                          14828.00                           19369.00
06/00                                                                     15273.00                           19440.00
                                                                          12626.00                           18649.00
06/01                                                                     11486.00                           18078.00
                                                                          10977.00                           17645.00
06/02                                                                      9270.00                           16125.00
                                                                           8477.00                           15351.00
06/03                                                                      9386.00                           16966.00
                                                                          10698.00                           18797.00
06/04                                                                     10827.00                           19242.00
                                                                          11459.00                           20532.00
06/05                                                                     11977.00                           20570.00
                                                                          12546.00                           21368.00
06/06                                                                     12830.00                           21678.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Bond Index consists of all Domestic and Yankee High Yield Bonds with a minimum outstanding amount of $100 million and maturing over 1 year.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market. The Index presented herein includes the effects of reinvested dividends.
 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               73.0
Corporate Bonds (3)                             24.2
Foreign Government Bonds                         0.4
Other Net Assets                                 2.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  General Electric Co.                          2.2
 2.  Citigroup, Inc.                               1.9
 3.  Bank of America Corp.                         1.9
 4.  Capital One Financial Corp.                   1.6
 5.  Fisher Scientific
     International, Inc.                           1.6
 6.  Wachovia Corp.                                1.5
 7.  United Technologies Corp.                     1.5
 8.  Johnson & Johnson                             1.5
 9.  Cisco Systems, Inc.                           1.5
10.  Baxter International, Inc.                    1.5

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                                                     % of Net Assets
      Financials                                                                26.6
      Health Care                                                               13.8
      Industrials                                                               12.6
      Information Technology                                                    11.4
      Consumer Discretionary                                                    10.7
      Energy                                                                     6.6
      Consumer Staples                                                           6.0
      Utilities                                                                  4.4
      Telecommunication Services                                                 3.8
      Materials                                                                  1.3
                                                                     ---------------
                                                                                97.2
                                                                     ===============

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 73.0%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 6.9%
HOTELS, RESTAURANTS & LEISURE - 0.4%
Scientific Games Corp. Class A (a)...     7,800   $   277,836
                                                  -----------
HOUSEHOLD DURABLES - 1.0%
Newell Rubbermaid, Inc. .............    25,400       656,082
                                                  -----------
MEDIA - 1.4%
The Walt Disney Co. .................    29,900       897,000
                                                  -----------
MULTILINE RETAIL - 1.0%
J.C. Penney Co. Inc. ................     9,200       621,092
                                                  -----------
SPECIALTY RETAIL - 0.4%
Tiffany & Co. .......................     7,000       231,140
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 2.7%
Liz Claiborne, Inc. .................     4,300       159,358
Nike, Inc. Class B...................    11,400       923,400
Quiksilver, Inc. (a).................    55,300       673,554
                                                  -----------
                                                    1,756,312
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               4,439,462
                                                  -----------
CONSUMER STAPLES - 5.2%
BEVERAGES - 1.5%
PepsiCo, Inc. .......................    16,100       966,644
                                                  -----------
FOOD & STAPLES RETAILING - 2.6%
CVS Corp. ...........................    31,600       970,120
Walgreen Co. ........................    14,600       654,664
                                                  -----------
                                                    1,624,784
                                                  -----------
HOUSEHOLD PRODUCTS - 1.1%
The Procter & Gamble Co. ............    12,800       711,680
                                                  -----------
TOTAL CONSUMER STAPLES...............               3,303,108
                                                  -----------
ENERGY - 5.2%
OIL, GAS & CONSUMABLE FUELS - 5.2%
Apache Corp. ........................    14,200       969,150
ConocoPhillips.......................     9,000       589,770
Exxon Mobil Corp. ...................    14,900       914,115
Marathon Oil Corp. ..................     9,200       766,360
Suncor Energy, Inc. .................     1,400       113,414
                                                  -----------
TOTAL ENERGY.........................               3,352,809
                                                  -----------
FINANCIALS - 16.6%
CAPITAL MARKETS - 3.8%
Franklin Resources, Inc. ............     6,200       538,222
Morgan Stanley.......................    15,000       948,150
The Goldman Sachs Group, Inc. .......     6,100       917,623
                                                  -----------
                                                    2,403,995
                                                  -----------
COMMERCIAL BANKS - 3.4%
Bank of America Corp. ...............    25,000     1,202,500
Wachovia Corp. ......................    18,300       989,664
                                                  -----------
                                                    2,192,164
                                                  -----------
CONSUMER FINANCE - 1.6%
Capital One Financial Corp. .........    12,200     1,042,490
                                                  -----------

                                                     FAIR
COMMON STOCKS - 73.0%                   SHARES       VALUE
-------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.4%
Citigroup, Inc. .....................    25,197   $ 1,215,503
JPMorgan Chase & Co. ................    22,600       949,200
                                                  -----------
                                                    2,164,703
                                                  -----------
INSURANCE - 2.9%
American International Group,
  Inc. ..............................    16,100       950,705
The Hartford Financial Services
  Group, Inc. .......................    11,000       930,600
                                                  -----------
                                                    1,881,305
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.5%
Countrywide Financial Corp. .........    25,300       963,424
                                                  -----------
TOTAL FINANCIALS.....................              10,648,081
                                                  -----------
HEALTH CARE - 13.0%
BIOTECHNOLOGY - 3.2%
Amgen, Inc. (a)......................    14,600       952,358
Human Genome Sciences, Inc. (a)......    60,300       645,210
PDL BioPharma, Inc. (a)..............    26,000       478,660
                                                  -----------
                                                    2,076,228
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 2.1%
Baxter International, Inc. ..........    26,600       977,816
Medtronic, Inc. .....................     7,900       370,668
                                                  -----------
                                                    1,348,484
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 2.5%
Coventry Health Care, Inc. (a).......    16,600       912,004
MedcoHealth Solutions, Inc. (a)......    12,100       693,088
                                                  -----------
                                                    1,605,092
                                                  -----------
LIFE SCIENCES TOOLS & SERVICES - 1.6%
Fisher Scientific International, Inc.
  (a)................................    13,700     1,000,785
                                                  -----------
PHARMACEUTICALS - 3.6%
AstraZeneca PLC - ADR................     8,200       490,524
Johnson & Johnson....................    16,400       982,688
Pfizer, Inc. ........................    35,000       821,450
                                                  -----------
                                                    2,294,662
                                                  -----------
TOTAL HEALTH CARE....................               8,325,251
                                                  -----------
INDUSTRIALS - 10.7%
AEROSPACE & DEFENSE - 5.5%
Honeywell International, Inc. .......    23,500       947,050
L-3 Communications Holdings, Inc. ...    12,200       920,124
The Boeing Co. ......................     8,400       688,044
United Technologies Corp. ...........    15,500       983,010
                                                  -----------
                                                    3,538,228
                                                  -----------
ELECTRICAL EQUIPMENT - 1.5%
Emerson Electric Co. ................    11,500       963,815
                                                  -----------
INDUSTRIAL CONGLOMERATES - 3.7%
3M Co. ..............................    11,600       936,932
General Electric Co. ................    42,900     1,413,984
                                                  -----------
                                                    2,350,916
                                                  -----------
TOTAL INDUSTRIALS....................               6,852,959
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 73.0%                   SHARES       VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 11.4%
COMMUNICATIONS EQUIPMENT - 5.1%
Alcatel SA - ADR (a).................    46,600   $   587,626
Cisco Systems, Inc. (a)..............    50,100       978,453
JDS Uniphase Corp. (a)...............   351,900       890,307
QUALCOMM, Inc. ......................    20,900       837,463
                                                  -----------
                                                    3,293,849
                                                  -----------
COMPUTERS & PERIPHERALS - 1.5%
Apple Computer, Inc. (a).............     3,300       188,991
Hewlett-Packard Co. .................    23,400       741,312
                                                  -----------
                                                      930,303
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.5%
Google, Inc. Class A (a).............     1,900       796,727
Yahoo!, Inc. (a).....................     4,800       158,400
                                                  -----------
                                                      955,127
                                                  -----------
IT SERVICES - 1.2%
Hewitt Associates, Inc. Class A
  (a)................................    34,000       764,320
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 0.8%
Maxim Integrated Products, Inc. .....    16,700       536,237
                                                  -----------
SOFTWARE - 1.3%
Microsoft Corp. .....................    36,900       859,770
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........               7,339,606
                                                  -----------
MATERIALS - 1.0%
METALS & MINING - 1.0%
Cameco Corp. ........................    16,600       663,502
                                                  -----------
TOTAL MATERIALS......................                 663,502
                                                  -----------
TELECOMMUNICATION SERVICES - 1.5%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.5%
Verizon Communications, Inc. ........    28,500       954,465
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....                 954,465
                                                  -----------
UTILITIES - 1.5%
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS - 1.5%
TXU Corp. ...........................    15,600       932,724
                                                  -----------
TOTAL UTILITIES......................                 932,724
                                                  -----------
TOTAL COMMON STOCKS
  (COST $46,711,065).................             $46,811,967
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 24.2%                AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 3.8%
AUTOMOBILES - 0.4%
DaimlerChrysler N.A. Holding Corp.
  6.500%, 01/15/2013...............  $  250,000   $   250,226
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -0.4%
Harrah's Operating Co. Inc.
  5.500%, 07/01/2010...............     250,000       244,114
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 24.2%                AMOUNT        VALUE
-------------------------------------------------------------
HOUSEHOLD DURABLES - 0.7%
Centex Corp.
  5.125%, 10/01/2013...............  $  250,000   $   228,756
Newell Rubbermaid, Inc.
  4.625%, 12/15/2009...............     250,000       240,533
                                                  -----------
                                                      469,289
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 0.4%
Eastman Kodak Co.
  3.625%, 05/15/2008...............     250,000       237,673
                                                  -----------
MEDIA - 1.5%
Clear Channel Communications
  4.250%, 05/15/2009...............     250,000       237,229
Cox Communications, Inc.
  6.750%, 03/15/2011...............     250,000       254,832
Rogers Cable, Inc.
  5.500%, 03/15/2014...............     250,000       223,125
The Walt Disney Co.
  6.200%, 06/20/2014...............     250,000       254,500
                                                  -----------
                                                      969,686
                                                  -----------
MULTILINE RETAIL - 0.4%
May Department Stores Co.
  4.800%, 07/15/2009...............     250,000       243,296
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 2,414,284
                                                  -----------
CONSUMER STAPLES - 0.8%
FOOD & STAPLES RETAILING - 0.4%
Safeway, Inc.
  5.800%, 08/15/2012...............     250,000       244,461
                                                  -----------
FOOD PRODUCTS - 0.4%
Bunge Ltd. Finance Corp.
  5.875%, 05/15/2013...............     250,000       243,170
                                                  -----------
TOTAL CONSUMER STAPLES.............                   487,631
                                                  -----------
ENERGY - 1.4%
OIL, GAS & CONSUMABLE FUELS - 1.4%
Boardwalk Pipelines LLC
  5.500%, 02/01/2017...............     250,000       236,288
Enterprise Products Operating L.P.
  4.625%, 10/15/2009...............     250,000       239,690
Valero Energy Corp.
  4.750%, 06/15/2013...............     250,000       229,917
XTO Energy, Inc.
  4.900%, 02/01/2014...............     250,000       229,924
                                                  -----------
TOTAL ENERGY.......................                   935,819
                                                  -----------
FINANCIALS - 10.0%
CAPITAL MARKETS - 2.2%
Amvescap PLC
  4.500%, 12/15/2009...............     250,000       239,191
Lehman Brothers Holdings, Inc.
  5.750%, 05/17/2013...............     250,000       246,478
Mellon Funding Corp.
  5.500%, 11/15/2018...............     250,000       239,940
Morgan Stanley
  4.750%, 04/01/2014...............     250,000       229,567

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 24.2%                AMOUNT        VALUE
-------------------------------------------------------------
CAPITAL MARKETS (CONTINUED)
Nuveen Investments, Inc.
  5.500%, 09/15/2015...............  $  250,000   $   234,273
The Goldman Sachs Group, Inc.
  5.150%, 01/15/2014...............     250,000       237,311
                                                  -----------
                                                    1,426,760
                                                  -----------
COMMERCIAL BANKS - 1.1%
Deutsche Bank Capital Funding Trust
  VII
  5.628%, Perpetual (b)(c).........     250,000       231,950
RBS Capital Trust III
  5.512%, Perpetual (c)............     250,000       233,448
Wachovia Capital Trust III
  5.800%, Perpetual (c)............     250,000       242,846
                                                  -----------
                                                      708,244
                                                  -----------
CONSUMER FINANCE - 1.5%
Capital One Bank
  5.125%, 02/15/2014...............     250,000       235,432
Ford Motor Credit Co.
  7.000%, 10/01/2013...............     250,000       215,451
Household Finance Corp.
  6.375%, 11/27/2012...............     250,000       256,373
MBNA America Bank NA
  4.625%, 08/03/2009...............     250,000       243,238
                                                  -----------
                                                      950,494
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 1.1%
CIT Group, Inc.
  5.000%, 02/13/2014...............     250,000       234,048
General Electric Capital Corp.
  5.000%, 01/08/2016...............     250,000       235,097
JPMorgan Chase & Co.
  5.150%, 10/01/2015...............     250,000       233,770
                                                  -----------
                                                      702,915
                                                  -----------
INSURANCE - 1.1%
Assurant, Inc.
  5.625%, 02/15/2014...............     250,000       240,171
Liberty Mutual Group
  5.750%, 03/15/2014 (b)...........     250,000       235,174
MetLife, Inc.
  5.375%, 12/15/2012...............     250,000       242,047
                                                  -----------
                                                      717,392
                                                  -----------
REAL ESTATE INVESTMENT TRUSTS -1.9%
Duke Realty L.P.
  4.625%, 05/15/2013...............     250,000       230,292
EOP Operating, L.P.
  5.875%, 01/15/2013...............     250,000       245,334
iStar Financial, Inc.
  6.000%, 12/15/2010...............     250,000       249,328
Post Apartment Homes L.P.
  5.125%, 10/12/2011...............     250,000       237,635
Simon Property Group L.P.
  4.875%, 08/15/2010...............     250,000       241,923
                                                  -----------
                                                    1,204,512
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 24.2%                AMOUNT        VALUE
-------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.1%
Countrywide Home Loans, Inc.
  4.125%, 09/15/2009...............  $  250,000   $   237,924
Radian Group, Inc.
  5.375%, 06/15/2015...............     250,000       233,971
Washington Mutual, Inc.
  4.625%, 04/01/2014...............     250,000       226,211
                                                  -----------
                                                      698,106
                                                  -----------
TOTAL FINANCIALS...................                 6,408,423
                                                  -----------
HEALTH CARE - 0.8%
HEALTH CARE PROVIDERS &
  SERVICES - 0.4%
Wellpoint, Inc.
  5.250%, 01/15/2016...............     250,000       234,728
                                                  -----------
PHARMACEUTICALS - 0.4%
Wyeth
  6.950%, 03/15/2011...............     250,000       261,060
                                                  -----------
TOTAL HEALTH CARE..................                   495,788
                                                  -----------
INDUSTRIALS - 1.9%
COMMERCIAL SERVICES &
  SUPPLIES - 0.7%
R.R. Donnelley & Sons Co.
  3.750%, 04/01/2009...............     250,000       235,625
Waste Management, Inc.
  5.000%, 03/15/2014...............     250,000       233,889
                                                  -----------
                                                      469,514
                                                  -----------
INDUSTRIAL CONGLOMERATES - 0.4%
Hutchison Whampoa International
  Ltd.
  6.250%, 01/24/2014 (b)...........     250,000       249,410
                                                  -----------
ROAD & RAIL - 0.8%
CSX Corp.
  5.300%, 02/15/2014...............     250,000       240,190
ERAC USA Finance Co.
  6.200%, 11/01/2016 (b)...........     250,000       246,696
                                                  -----------
                                                      486,886
                                                  -----------
TOTAL INDUSTRIALS..................                 1,205,810
                                                  -----------
MATERIALS - 0.3%
PAPER & FOREST PRODUCTS - 0.3%
International Paper Co.
  5.300%, 04/01/2015...............     250,000       230,606
                                                  -----------
TOTAL MATERIALS....................                   230,606
                                                  -----------
TELECOMMUNICATION SERVICES - 2.3%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.9%
AT&T Corp.
  7.300%, 11/15/2011...............     250,000       265,677
Embarq Corp.
  6.738%, 06/01/2013...............     250,000       249,584
Telecom Italia Capital
  5.250%, 10/01/2015...............     250,000       226,683

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 24.2%                AMOUNT        VALUE
-------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES (CONTINUED)
Telefonos de Mexico SA de CV
  5.500%, 01/27/2015...............  $  250,000   $   230,092
Verizon Florida, Inc.
  6.125%, 01/15/2013...............     250,000       244,503
                                                  -----------
                                                    1,216,539
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.4%
America Movil S.A. de C.V.
  5.750%, 01/15/2015...............     250,000       233,555
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 1,450,094
                                                  -----------
UTILITIES - 2.9%
ELECTRIC UTILITIES - 1.8%
Pepco Holdings, Inc.
  4.000%, 05/15/2010...............     250,000       233,520
PSEG Power LLC
  5.000%, 04/01/2014...............     250,000       230,978
Scottish Power PLC
  4.910%, 03/15/2010...............     250,000       241,995
Southern Power Co.
  4.875%, 07/15/2015...............     250,000       227,135
Virginia Electric and Power Co.
  4.750%, 03/01/2013...............     250,000       232,215
                                                  -----------
                                                    1,165,843
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 24.2%                AMOUNT        VALUE
-------------------------------------------------------------
MULTI-UTILITIES - 1.1%
Consumers Energy Co.
  6.000%, 02/15/2014...............  $  250,000   $   247,222
Duke Capital LLC
  5.500%, 03/01/2014...............     250,000       240,890
Sempra Energy
  4.750%, 05/15/2009...............     250,000       243,249
                                                  -----------
                                                      731,361
                                                  -----------
TOTAL UTILITIES....................                 1,897,204
                                                  -----------
TOTAL CORPORATE BONDS
  (COST $16,333,068)...............               $15,525,659
                                                  -----------

                                         FACE        FAIR
FOREIGN GOVERNMENT BONDS - 0.4%         AMOUNT       VALUE
-------------------------------------------------------------
United Mexican States
  5.875%, 01/15/2014.................  $250,000   $   243,125
                                                  -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (COST $249,375)....................             $   243,125
                                                  -----------
TOTAL INVESTMENTS - 97.6%
  (COST $63,293,508) (D).............             $62,580,751
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 2.4%.................               1,521,392
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $64,102,143
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
    ADR: American Depository Receipts
Footnotes:
     (a)  Non Income Producing.

     (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $963,230 or 1.5% of the Portfolio's net assets.
          These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

     (c)  Variable-rate, callable, perpetual-life hybrid security.

     (d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $63,293,508)......................  $62,580,751
  Cash......................................          181
  Receivable for securities sold............    2,398,325
  Receivable for fund shares sold...........       62,127
  Dividends and accrued interest
    receivable..............................      276,382
  Prepaid expenses and other assets.........          473
                                              -----------
    Total assets............................   65,318,239
                                              -----------
Liabilities:
  Payable for securities purchased..........      893,258
  Payable for fund shares redeemed..........      273,935
  Payable for investment management
    services................................       31,812
  Accrued custody expense...................        1,724
  Accrued professional fees.................        5,164
  Accrued accounting fees...................        5,904
  Accrued printing and filing fees..........        4,299
                                              -----------
    Total liabilities.......................    1,216,096
                                              -----------
Net assets..................................  $64,102,143
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,442,710
  Paid-in capital in excess of par value....   63,548,167
  Accumulated net realized loss on
    investments.............................   (4,024,565)
  Net unrealized depreciation on
    investments.............................     (712,757)
  Undistributed net investment income.......      848,588
                                              -----------
Net assets..................................  $64,102,143
                                              ===========
Shares outstanding..........................    4,442,710
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   20,000,000
                                              ===========
Net asset value per share...................  $     14.43
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $   442,937
  Dividends (net of withholding tax of
    $253)....................................      339,769
                                               -----------
    Total investment income..................      782,706
                                               -----------
Expenses:
  Management fees............................      199,490
  Custodian fees.............................        5,061
  Directors' fees............................        2,062
  Professional fees..........................        6,545
  Accounting fees............................       18,024
  Printing and filing fees...................        3,097
  Other......................................        1,504
                                               -----------
    Total expenses...........................      235,783
                                               -----------
    Net investment income....................      546,923
                                               -----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....    3,286,483
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (2,311,883)
                                               -----------
    Net realized/unrealized gain (loss) on
      investments............................      974,600
                                               -----------
    Change in net assets from operations.....  $ 1,521,523
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................      $   546,923         $  1,129,256
  Net realized gain (loss) on investments...................        3,286,483            6,433,153
  Change in unrealized appreciation/depreciation on
    investments.............................................       (2,311,883)          (1,381,458)
                                                                  -----------         ------------
    Change in net assets from operations....................        1,521,523            6,180,951
                                                                  -----------         ------------
Distributions to shareholders:
  Distributions paid from net investment income.............               --             (827,591)
                                                                  -----------         ------------
Capital transactions:
  Received from shares sold.................................        2,173,433            3,318,366
  Received from dividends reinvested........................               --              827,591
  Paid for shares redeemed..................................       (5,827,309)         (14,689,684)
                                                                  -----------         ------------
    Change in net assets from capital transactions..........       (3,653,876)         (10,543,727)
                                                                  -----------         ------------
      Change in net assets..................................       (2,132,353)          (5,190,367)
NET ASSETS:
  Beginning of period.......................................       66,234,496           71,424,863
                                                                  -----------         ------------
  End of period.............................................      $64,102,143         $ 66,234,496
                                                                  ===========         ============
  Undistributed net investment income.......................      $   848,588         $    301,665
                                                                  ===========         ============

 FINANCIAL HIGHLIGHTS

                                                            SIX-MONTH PERIOD               YEARS ENDED DECEMBER 31,
                                                           ENDED JUNE 30, 2006     ----------------------------------------
                                                               (UNAUDITED)          2005       2004       2003       2002
                                                           -------------------     ------     ------     ------     -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period.....................        $14.11            $13.05     $12.35     $ 9.96     $ 13.16
Operations:
  Net investment income..................................          0.13              0.25       0.24       0.20        0.22
  Net realized and unrealized gain (loss) on
    investments..........................................          0.19              0.99       0.64       2.39       (3.20)
                                                                 ------            ------     ------     ------     -------
    Total from operations................................          0.32              1.24       0.88       2.59       (2.98)
                                                                 ------            ------     ------     ------     -------
Distributions:
  Distributions from net investment income...............            --             (0.18)     (0.18)     (0.20)      (0.22)
                                                                 ------            ------     ------     ------     -------
Net asset value, end of period...........................        $14.43            $14.11     $13.05     $12.35     $  9.96
                                                                 ======            ======     ======     ======     =======
Total return.............................................          2.27%(b)          9.49%      7.11%     26.19%     (22.77)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions).................        $ 64.1            $ 66.2     $ 71.4     $ 66.4     $  59.0
  Ratios to average net assets:
    Expenses.............................................          0.71%(a)          0.71%      0.71%      0.71%       0.77%
    Net investment income................................          1.64%(a)          1.66%      1.97%      1.80%       1.88%
  Portfolio turnover rate................................           100%              180%       240%       177%        148%

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    25.11%
Five year                                    3.78%
Ten year                                     3.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the International Portfolio returned 9.01% versus 9.29% for the current benchmark, the MSCI EAFE Growth Index.

In terms of global markets, equities began the reporting period tentatively and with no clear theme. U.S. interest rate and inflation fears crept back into the market during a busy reporting period. High profile earnings' misses in Europe and the U.S. also kept sentiment fragile. However, stronger-than-anticipated U.S. Gross Domestic Product data suggested that the U.S. economy remained robust, and inflation was under control. Dovish U.S. Federal Reserve Board (the "Fed") meeting minutes also suggested markets were closer to the peak in the rate cycle, while in Europe, markets were already pricing in modest rises in interest rates. United Kingdom's economic data was better than expected, with consumers continuing to spend into the holiday season, and the housing market showing little signs of a slowdown.

Through April of 2006, European equities posted strong returns with markets reaching 4.5-year highs -- helped by bid speculations, robust economic data, and positive earnings' announcements. Corporate activity was a key feature of equity markets, as merger and acquisition activity dominated headlines. With low corporate debt financing costs, under-leveraged balance sheets and attractive valuations, the appetite for deals increased, particularly at the management level. From a sector perspective, this activity was broad-based, with stocks across the indexes rallying on possible private equity bids or strategic intra-sector consolidation. Global equity markets, however, experienced a downturn in May after consecutive monthly gains were reversed. Adverse U.S. inflation data triggered initial weakness, which later led to a self-sustained sell-off. Stocks that had seen large year-to-date gains or were perceived to be more risky were the first to suffer from the flight-to-quality. June was another volatile month for global equities. Investors were increasingly concerned about the impact of synchronized monetary tightening on global liquidity. The European Central Bank raised its policy rate by 25 basis points to 2.75%. The Bank of China introduced additional measures to slow its economy by increasing the benchmark lending rate by 27 basis points for the first time since October 2004 and later raised the reserve requirement by 50 basis points. The Bank of Japan sharply contracted its monetary base in the second quarter and indicated that it wanted to be ahead of the curve with its interest rate policy, thus setting up for a possible interest rate hike in July. The US Federal Reserve raised rates for the 17th consecutive time by 25 basis points to 5.25%.

Investor fears of a global economic slowdown and increased risk aversion prompted many to seek safety in developed markets. Dramatic sector rotation into more defensive sectors was evident with Consumer Staples and Health Care out-performing. This flight-to-quality also saw investors move out of risky asset classes such as emerging markets and small caps and into developed countries.

Positive performance was achieved with strong stock selection in Japan, as well as in the Energy, Information Technology, and Health Care sectors. In Japan, the Portfolio's over-weight and holdings in Advantest Corp., Skylark Co. Ltd., Takeda Pharmaceutical Co. Ltd., and Terumo Corp. were key contributors. In Energy, the Portfolio's over-weight position benefited from a 21.1% increase in the price of crude oil. Exposure to Canadian energy firm Talisman Energy, Inc., Brazilian energy giant Petroleo Brasileiro SA, and seamless tube manufacturer Tenaris SA was beneficial. In Information Technology, the main contributor was the Portfolio's over-weight in mobile phone maker Nokia Oyj. In Health Care, the Portfolio's over-weight and strong performance from Roche Holding AG, GlaxoSmithKline PLC, and AstraZeneca PLC generated positive relative performance.(1)

The Portfolio's under-weight in both Germany and France, along with an over-weight position in the United States was costly. In Germany, the lack of exposure to SAP AG, RWE AG, and Schering AG hindered the Portfolio's returns. In France, ownership in oil-field service giant Technip SA and

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

lack of exposure to Group Danone and L'Oreal SA were the key negative contributors. In the United States, cable operator NTL, Inc., which operates solely in the UK but is listed and headquartered in the U.S., was negatively impacted by growing concerns over competition for broadband customers.(1)

From a sector perspective, negative returns were generated from sub-par stock selection in Consumer Discretionary and from being under-weight in Telecommunication Services and Utilities. In Consumer Discretionary, two Japanese stocks were the main culprits. Aisin Seiki Co., an auto components manufacturer, and Marui Co., a consumer credit/retailer, were impacted by concerns over slowing consumer spending. NTL, Inc was also a detractor to performance in this sector. In Telecommunication Services, the Portfolio did not benefit from industry consolidation and was hurt by weak performance from Japan's Nippon Telephone & Telegraph Corp. and France Telecom SA. In Utilities, the Portfolio did not benefit from the takeover fever that hit the German, Spanish, and French power sector.(1)

An environmental factor which the Portfolio did not fully anticipate was the better than expected economic and stock market performance out of Europe. As of December 30th 2005, the Portfolio had 51.59% in Europe versus the benchmark's weight of 65.77%. However, during the first half of 2006, Europe was the best performing region. As per the MSCI Europe Growth Index, Europe climbed 13.15%. European bid speculation, robust economic data, and better than expected earnings' announcements led the European resurgence. As of June 30th, the Portfolio is still under-weighted in Europe by roughly 19%. The reasons for this difference is our growing concern that the European Central Bank is still behind in raising interest rates to a sufficient level to combat growing inflation and there are better opportunities in other markets, which will provide similar end market exposure as an European based company. For example, the Portfolio has 11% in North America, which consists mainly of Canadian energy stocks (Talisman Energy, Inc., Encana Corp., and Nexen, Inc.), which have superior production growth to their European peers, and two stocks (NTL, Inc. and Central European Media Enterprises Ltd.), which have their entire operations in Europe although having headquarters in the U.S. and Bermuda, respectively. Therefore, even though we are still not positive on Europe, the magnitude of the actual under-weight is not as large as it appears.(1)

Despite the stock market volatility, our overall economic outlook for 2006 has been relatively unchanged over the last six months. We expect a slowing global economy, but one still growing fast enough to be positive for equity markets internationally, and one where the risk of a sharp pullback or recession is remote. Slower growth should result from the lagged impact of rate hikes in the U.S. and the United Kingdom, as well as higher energy prices and the impact they have on consumption. On the other hand, several important global growth drivers remain in place: ongoing corporate restructuring and productivity improvement in Europe and Japan; an improving domestic economic picture in Japan; and continued emergence of China as another vital engine of global growth. The key risk to our outlook is the possibility that the Fed hikes rates too high forcing an economic contraction. We view this risk as relatively low, but one we are watching carefully.

-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1993)             MSCI EAFE GROWTH INDEX
                                                            ----------------------------------        ----------------------
06/96                                                                    10000.00                            10000.00
                                                                         10309.00                             9999.00
06/97                                                                    11519.00                            11076.00
                                                                         10526.00                            10210.00
06/98                                                                    11520.00                            11727.00
                                                                         10935.00                            12477.00
06/99                                                                    10819.00                            12345.00
                                                                         18304.00                            16152.00
06/00                                                                    17431.00                            14872.00
                                                                         14241.00                            12193.00
06/01                                                                    11809.00                             9920.00
                                                                         10031.00                             9196.00
06/02                                                                     9478.00                             8982.00
                                                                          7960.00                             7723.00
06/03                                                                     8564.00                             8262.00
                                                                         10555.00                            10193.00
06/04                                                                    10809.00                            10445.00
                                                                         11924.00                            11836.00
06/05                                                                    11366.00                            11632.00
                                                                         13044.00                            13408.00
06/06                                                                    14220.00                            14654.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Growth Index is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation. The Index presented herein includes the effects of reinvested dividends.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               95.3
Repurchase Agreements and Other Net
  Assets                                         4.7
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  GlaxoSmithKline PLC                           3.7
 2.  Novartis AG -- Reg. shares                    3.3
 3.  Roche Holding AG -- Genusschein               3.2
 4.  Mitsubishi UFJ Financial Group,               2.9
     Inc.
 5.  EnCana Corp.                                  2.2
 6.  Mizuho Financial Group, Inc.                  2.1
 7.  Diageo PLC                                    2.0
 8.  Shire PLC                                     2.0
 9.  Transocean Sedco Forex, Inc.                  1.9
10.  Rio Tinto PLC                                 1.9

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Top 10 Country Weightings:

                                                                     % of Net Assets
      Japan                                                                     23.6
      United Kingdom                                                            19.2
      Switzerland                                                               11.3
      France                                                                     7.8
      Canada                                                                     6.7
      Mexico                                                                     3.9
      Germany                                                                    3.6
      United States of America                                                   2.9
      Netherlands                                                                2.9
      India                                                                      1.8

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 95.3%                 SHARES         VALUE
--------------------------------------------------------------
JAPAN - 23.6%
Advantest Corp. (b) (7)...........       27,300   $  2,791,820
Aisin Seiki Co. (b) (1)...........       95,600      2,844,588
Japan Synthetic Rubber (b) (8)....      113,100      2,862,880
Millea Holdings, Inc. (b) (4).....          124      2,308,252
Mitsubishi Corp. (b) (6)..........      172,900      3,462,929
Mitsubishi Estate Co. Ltd. (b)
  (4).............................      131,000      2,787,857
Mitsubishi UFJ Financial Group,
  Inc. (b) (4)....................          552      7,737,902
Mitsui Fudosan Co. (b) (4)........       91,000      1,977,690
Mizuho Financial Group, Inc. (b)
  (4).............................          667      5,656,732
Nikon Corp. (b) (1)...............      161,000      2,816,620
Nippon Paper Group, Inc. (b)
  (8).............................          222        907,856
Nitori Co. (b) (1)................       51,800      2,520,934
Nomura Securities Co. Ltd. (b)
  (4).............................      142,300      2,672,462
Sharp Corp. (b) (1)...............      159,000      2,513,601
SMC Corp. (b) (6).................       26,400      3,740,121
Sumitomo Electric Industries (b)
  (6).............................      184,700      2,705,393
Sumitomo Trust & Banking Co. Ltd.
  (b) (4).........................      307,000      3,361,072
Sundrug Co., Ltd. (b) (2).........      113,800      2,795,242
Terumo Corp. (b) (5)..............       98,800      3,299,925
Tokuyama Corp. (b) (8)............      172,000      2,559,338
Tokyo Seimitsu Co. Ltd. (b) (7)...       14,200        737,095
                                                  ------------
                                                    63,060,309
                                                  ------------
UNITED KINGDOM - 19.2%
ARM Holdings PLC (b) (7)..........    1,805,400      3,771,413
AstraZeneca PLC (b) (5)...........       80,300      4,828,512
BP PLC (b) (3)....................      105,500      1,223,240
Britvic PLC (b) (2)...............      574,600      2,120,805
Capita Group PLC (b) (6)..........      368,790      3,144,289
Diageo PLC (b) (2)................      318,200      5,344,547
GlaxoSmithKline PLC (b) (5).......      354,500      9,893,032
Rio Tinto PLC (b) (8).............       96,235      5,067,325
Royal Bank of Scotland PLC,
  Edinburgh (b) (4)...............       81,298      2,668,596
Royal Dutch Shell PLC, Class A (b)
  (3).............................       46,000      1,545,586
Shire PLC (b) (5).................      355,800      5,200,683
Smiths Industries (b) (6).........      239,300      3,938,993
WPP Group PLC (b) (1).............      212,569      2,569,542
                                                  ------------
                                                    51,316,563
                                                  ------------
SWITZERLAND - 11.3%
Adecco SA (b) (6).................       42,500      2,510,492
Credit Suisse Group (b) (4).......       58,800      3,280,576
Kuehne & Nagel International AG -
  Reg. Shares (b) (6).............       33,950      2,476,225
Nestle SA (b) (2).................       14,150      4,436,175
Novartis AG - Reg. shares (b)
  (5).............................      165,150      8,912,565
Roche Holding AG - Genusschein (a)
  (b) (5).........................       51,663      8,525,044
                                                  ------------
                                                    30,141,077
                                                  ------------

                                                      FAIR
COMMON STOCKS - 95.3%                 SHARES         VALUE
--------------------------------------------------------------
FRANCE - 7.8%
Accor SA (b) (1)..................       45,000   $  2,737,601
AXA (b) (4).......................       92,900      3,006,949
BNP Paribas SA (b) (4)............       38,800      3,710,220
Carrefour SA (b) (2)..............       46,600      2,729,369
Technip SA (b) (3)................       71,300      3,928,618
Vivendi SA (b) (1)................      135,700      4,740,361
                                                  ------------
                                                    20,853,118
                                                  ------------
CANADA - 6.7%
EnCana Corp. (b) (3)..............      110,200      5,802,702
Kinross Gold Corp. (a) (b) (8)....      372,500      4,061,027
Nexen, Inc. (b) (3)...............       64,800      3,651,276
Talisman Energy, Inc. (b) (3).....      248,100      4,329,471
                                                  ------------
                                                    17,844,476
                                                  ------------
MEXICO - 3.9%
America Movil S.A. de C.V. - ADR,
  Class L (9).....................       88,000      2,926,880
Fomento Economico Mexicano, SA de
  C.V. - ADR (2)..................       56,100      4,696,692
Grupo Aeroportuario del Pacifico
  SA, - ADR (6)...................       13,100        417,235
Grupo Televisa S.A. - GDR (1).....      121,600      2,348,096
                                                  ------------
                                                    10,388,903
                                                  ------------
GERMANY - 3.6%
Allianz AG Holding (b) (4)........       29,390      4,624,964
Siemens AG (b) (6)................       57,300      4,978,999
                                                  ------------
                                                     9,603,963
                                                  ------------
UNITED STATES OF AMERICA - 2.9%
NTL, Inc. (1).....................      111,850      2,785,065
Transocean Sedco Forex, Inc. (a)
  (3).............................       63,300      5,084,256
                                                  ------------
                                                     7,869,321
                                                  ------------
NETHERLANDS - 2.9%
ING Groep N.V. (a) (b) (4)........       97,650      3,833,501
Koninklijke (Royal) Philips
  Electronics NV (b) (1)..........      124,834      3,888,953
                                                  ------------
                                                     7,722,454
                                                  ------------
INDIA - 1.8%
ICICI Bank Ltd - ADR (a) (4)......       99,100      2,343,715
Satyam Computer Services Ltd., -
  ADR (a) (7).....................       77,800      2,578,292
                                                  ------------
                                                     4,922,007
                                                  ------------
BRAZIL - 1.7%
Companhia Vale Do Rio Doce - ADR
  (8).............................      218,800      4,502,904
                                                  ------------
SOUTH KOREA - 1.6%
Samsung Electronics Co. (a) (b)
  (7).............................        6,814      4,324,901
                                                  ------------
FINLAND - 1.5%
Nokia Oyj (b) (7).................      196,250      3,978,523
                                                  ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 95.3%                 SHARES         VALUE
--------------------------------------------------------------
SPAIN - 1.5%
Banco Santander Central Hispano,
  S.A. (b) (4)....................      270,000   $  3,945,346
                                                  ------------
BERMUDA - 1.4%
Central European Media Enterprises
  Ltd., Class A (a) (1)...........       58,700      3,709,253
                                                  ------------
TAIWAN - 1.2%
AU Optronics Corp. - ADR (a)
  (7).............................      222,100      3,162,704
                                                  ------------
AUSTRALIA - 1.1%
BHP Billiton Ltd. (a) (b) (8).....      140,700      3,043,174
                                                  ------------
SWEDEN - 1.0%
Assa Abloy AB, Class B (b) (6)....      144,000      2,421,650
                                                  ------------
ISRAEL - 0.6%
Check Point Software Technologies
  Ltd. (7)........................       84,200      1,480,236
                                                  ------------
TOTAL COMMON STOCKS
  (COST $228,321,448).............                $254,290,882
                                                  ------------

                                     FACE            FAIR
REPURCHASE AGREEMENTS - 4.5%        AMOUNT          VALUE
-------------------------------------------------------------
State Street Bank 1.700%
 07/03/2006.....................  $12,069,000    $ 12,069,000
                                                 ------------
  Repurchase price $12,070,710
  Collateralized by:
   U.S. Treasury Bond
   3.625% 01/15/2010
   Fair Value $12,315,053
TOTAL REPURCHASE AGREEMENTS
  (COST $12,069,000)............                 $ 12,069,000
                                                 ------------
TOTAL INVESTMENTS - 99.8%
  (COST $240,390,448) (C).......                 $266,359,882
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.2%............                      451,515
                                                 ------------
TOTAL NET ASSETS - 100%.........                 $266,811,397
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
    ADR: American Depository Receipts
    GDR: Global Depository Receipts
Footnotes:
     (a)  Non-Income Producing.

     (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $218,255,555 or 81.8% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments that are subjected to fair value procedures are valued at an estimate of fair value that is different from the local close price.
          In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

     (c) The Portfolio's securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S.
          market close.
          Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.


SECTOR CLASSIFICATIONS:

    (1)  Consumer Discretionary........  12.5%
    (2)  Consumer Staples..............   8.3%
    (3)  Energy........................   9.6%
    (4)  Financials....................  20.2%
    (5)  Health Care...................  15.2%
    (6)  Industrials...................  11.2%
    (7)  Information Technology........   8.6%
    (8)  Materials.....................   8.6%
    (9)  Telecommunication Services....   1.1%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $240,390,448)....................  $266,359,882
  Cash.....................................           495
  Foreign currency (Cost $242,271).........       242,271
  Unrealized appreciation on forward
    currency contract......................        81,177
  Receivable for securities sold...........     2,424,000
  Receivable for fund shares sold..........       186,681
  Dividends and accrued interest
    receivable.............................       361,817
  Prepaid expenses and other assets........         1,353
                                             ------------
    Total assets...........................   269,657,676
                                             ------------
Liabilities:
  Payable for securities purchased.........     2,587,736
  Payable for fund shares redeemed.........        30,477
  Payable for investment management
    services...............................       165,564
  Accrued accounting and custody fees......        43,539
  Accrued professional fees................         5,374
  Accrued printing and filing expenses.....        13,589
                                             ------------
    Total liabilities......................     2,846,279
                                             ------------
Net assets.................................  $266,811,397
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 22,753,120
  Paid-in capital in excess of par value...   229,880,493
  Accumulated net realized loss on
    investments............................   (13,504,589)
  Net unrealized appreciation/depreciation
    on:
    Investments............................    25,969,434
    Foreign currency related
      transactions.........................        73,471
  Undistributed net investment income......     1,639,468
                                             ------------
Net assets.................................  $266,811,397
                                             ============
Shares outstanding.........................    22,753,120
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    30,000,000
                                             ============
Net asset value per share..................  $      11.73
                                             ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest..................................  $    56,571
  Dividends (net of $358,296 foreign taxes
    withheld)...............................    2,718,291
                                              -----------
    Total investment income.................    2,774,862
                                              -----------
Expenses:
  Management fees...........................      961,271
  Custodian fees............................      183,648
  Directors' fees...........................        7,649
  Professional fees.........................        8,646
  Accounting fees...........................       77,629
  Printing and filing fees..................       19,891
  Other.....................................        1,305
                                              -----------
    Total expenses..........................    1,260,039
                                              -----------
    Net investment income...................    1,514,823
                                              -----------
Realized/unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Net realized gain (loss) on:
    Investments.............................   11,207,935
    Foreign currency related transactions...     (282,881)
  Change in unrealized
    appreciation/depreciation on:
    Investments.............................    6,718,009
    Foreign currency related transactions...       89,319
                                              -----------
    Net realized/unrealized gain (loss) on
      investments and foreign currency
      transactions..........................   17,732,382
                                              -----------
    Change in net assets from operations....  $19,247,205
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................     $  1,514,823         $    976,034
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       10,925,054           16,136,763
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........        6,807,328            1,498,846
                                                                 ------------         ------------
    Change in net assets from operations....................       19,247,205           18,611,643
                                                                 ------------         ------------
Distributions to shareholders:
  Distributions paid from net investment income.............               --              (92,855)
                                                                 ------------         ------------
Capital transactions:
  Received from shares sold.................................       47,190,775           82,540,937
  Received from dividends reinvested........................               --               92,855
  Paid for shares redeemed..................................      (11,811,990)         (12,073,096)
                                                                 ------------         ------------
    Change in net assets from capital transactions..........       35,378,785           70,560,696
                                                                 ------------         ------------
      Change in net assets..................................       54,625,990           89,079,484
NET ASSETS:
  Beginning of period.......................................      212,185,407          123,105,923
                                                                 ------------         ------------
  End of period.............................................     $266,811,397         $212,185,407
                                                                 ============         ============
  Undistributed net investment income.......................     $  1,639,468         $    407,526
                                                                 ============         ============

 FINANCIAL HIGHLIGHTS

                                                              SIX-MONTH PERIOD              YEARS ENDED DECEMBER 31,
                                                             ENDED JUNE 30, 2006     ---------------------------------------
                                                                 (UNAUDITED)          2005       2004       2003       2002
                                                             -------------------     ------     ------     ------     ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period.......................        $10.76            $ 9.84     $ 8.71     $ 6.60     $ 8.34
Operations:
  Net investment income....................................          0.06              0.05       0.03       0.02       0.03
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions......................          0.91              0.87       1.10       2.12      (1.75)
                                                                   ------            ------     ------     ------     ------
      Total from operations................................          0.97              0.92       1.13       2.14      (1.72)
                                                                   ------            ------     ------     ------     ------
Distributions:
  Distributions from net investment income.................            --                --         --      (0.01)        --
  Return of capital distributions..........................            --                --         --      (0.02)     (0.02)
                                                                   ------            ------     ------     ------     ------
      Total distributions..................................            --                --         --      (0.03)     (0.02)
                                                                   ------            ------     ------     ------     ------
Net asset value, end of period.............................        $11.73            $10.76     $ 9.84     $ 8.71     $ 6.60
                                                                   ======            ======     ======     ======     ======
Total return...............................................          9.01%(b)          9.40%     12.97%     32.59%    (20.64%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...................        $266.9            $212.2     $123.1     $ 71.5     $ 52.8
  Ratios to average net assets:
  Ratios net of expenses voluntarily reduced or reimbursed
    by adviser:
    Expenses...............................................          1.05%(a)          1.11%      1.11%      1.19%      1.15%
    Net investment income..................................          1.26%(a)          0.61%      0.36%      0.67%      0.54%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by adviser:
    Expenses...............................................          1.05%(a)          1.12%      1.16%      1.24%      1.20%
  Portfolio turnover rate..................................            34%              117%        76%       165%        85%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.
 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     14.45%
Five year                                     5.58%
Ten year                                     10.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

For the six-month period ended June 30, 2006, the Capital Appreciation Portfolio returned 5.85% versus 2.71% for the current benchmark, the S&P 500 Index.

On an individual security basis, performance was broad based, with the top ten contributors coming from six different sectors. Our investment thesis on top ten-weighted railroad position CSX Corp. continued to unfold, evidenced by the company's 18% return. A combination of pricing gains, fuel surcharge and improved mix of business contributed to the yield growth. We remain optimistic on CSX Corp. as it has shown substantially improved safety metrics, which are often a leading indicator of operational performance, a new COO and CFO are showing marked improvement over past leaders, and an emerging free cash flow story, which could be used to return to shareholders. Moreover, CSX Corp. has an attractive valuation on an absolute basis and relative basis to its peers. Global temp employment service provider Manpower, Inc. generated a positive return. Almost all geographic regions made a positive impact on revenue and margin expansion, which are both a focus for company management. The Jefferson Wells division showed strength in both Sarbanes-Oxley and non-Sarbanes-Oxley work, which we view as a favorable balance. Although we remain vigilant on French pricing trends, the rest of Europe seems to be pulling itself out of the recent economic malaise. Manpower, Inc. has made progress toward its 2007 margin goal of 4%.(1)

Aramark Corp. and IDT Corp. benefited from acquisition activity and made positive impacts on absolute performance. Aramark Corp., a Philadelphia-based food-services provider to business, educational, healthcare and governmental institutions and sports, entertainment and recreational facilities, gained on the news of its acquisition of SeamlessWeb Professional Solutions Inc., an online provider of food and related services, for an undisclosed amount. Shares of IDT Corp. rose on news of Liberty Media's acquisition of its entertainment unit, IDT Entertainment. Liberty is to give IDT Corp. both cash and stock and assume an undisclosed amount of IDT Entertainment's existing indebtedness.(1)

Among the largest detractors from performance were Microsoft Corp., Watson Pharmaceuticals, Inc. and American International Group, Inc. Shares of Watson Pharmaceuticals, Inc. fell as the company failed to meet Wall Street's expectations for two consecutive quarters. In the most recent quarter, Watson reported a 35% drop in first-quarter profits due to declining prescriptions in its non-promoted brands as well as pricing pressure in its generics business. However, we believe Watson Pharmaceuticals, Inc. can benefit from the stabilization in the branded business, its recent purchase of a R&D center in India -- which should lower costs and improve margins -- and subsequent closing of its Puerto Rico facility, and should be able to grow revenue in its generic business. Watson Pharmaceuticals, Inc. was also hurt by its agreement to buy competitor Andrx Corp. for $1.9 billion in cash. American International Group, Inc.'s shares slid in May after the insurance giant reported lower-than-expected earnings, weighed down by several one-time costs. Disappointing results from the company's foreign life insurance business outweighed a strong performance by its property and casualty division. Despite the weak quarterly performance, we continue to like American International Group, Inc., as we believe it is attractively valued and is poised to produce continued revenue and earnings growth, especially from its international insurance business (particularly in Asia).(1)

Thus far in 2006, stock picking is paying off, driving out-performance over the S&P 500. Despite the market gains, we are still finding many new ideas across the board that have been overlooked by the market and possess company-specific catalysts that will drive value realization. The strong pipeline of new ideas is reflected by Portfolio cash levels that are low by historic standards, as well as a growing number of Portfolio positions, reflecting winners that have achieved our target prices and are being reduced and new ideas that are being added to with increased confidence.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               CAPITAL APPRECIATION PORTFOLIO
                                                              (COMMENCED OPERATIONS APRIL 30,
                                                                           1994)                          S&P 500 INDEX
                                                              -------------------------------             -------------
06/96                                                                     10000.00                           10000.00
                                                                          10839.00                           11168.00
06/97                                                                     11700.00                           13470.00
                                                                          12485.00                           14895.00
06/98                                                                     13174.00                           17533.00
                                                                          13223.00                           19151.00
06/99                                                                     14335.00                           21523.00
                                                                          14077.00                           23181.00
06/00                                                                     14530.00                           23083.00
                                                                          18510.00                           21071.00
06/01                                                                     20381.00                           19659.00
                                                                          20306.00                           18566.00
06/02                                                                     18285.00                           16123.00
                                                                          16215.00                           14463.00
06/03                                                                     17760.00                           16164.00
                                                                          21326.00                           18612.00
06/04                                                                     22133.00                           19252.00
                                                                          23992.00                           20637.00
06/05                                                                     23360.00                           20470.00
                                                                          25256.00                           21650.00
06/06                                                                     26734.00                           22236.00



Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               94.1
Convertible Bonds (3)                            1.3
Short-Term Notes Less Net
  Liabilities                                    4.6
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  CSX Corp.                                     2.3
 2.  Dover Corp.                                   2.2
 3.  Temple-Inland, Inc.                           2.2
 4.  E.I. du Pont de Nemours & Co.                 2.1
 5.  American International Group,                 2.0
     Inc.
 6.  Abbott Laboratories                           2.0
 7.  The Kroger Co.                                1.9
 8.  The Charles Schwab Corp.                      1.8
 9.  Axis Capital Holdings Ltd.                    1.8
10.  Royal Bank of Scotland Group                  1.8
     PLC

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors (combined):

                                                                     % of Net Assets
      Financials                                                                17.6
      Consumer Discretionary                                                    14.8
      Health Care                                                               11.7
      Industrials                                                               11.2
      Energy                                                                    10.3
      Information Technology                                                    10.3
      Consumer Staples                                                           7.9
      Materials                                                                  7.7
      Telecommunication Services                                                 2.3
      Utilities                                                                  1.6
                                                                     ---------------
                                                                                95.4
                                                                     ===============

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 94.1%                 SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 14.8%
DIVERSIFIED CONSUMER
  SERVICES - 2.4%
Career Education Corp. (a)........      93,400   $  2,791,726
DeVry, Inc. (a)...................      88,600      1,946,542
                                                 ------------
                                                    4,738,268
                                                 ------------
HOTELS, RESTAURANTS &
  LEISURE - 1.6%
Bally Technologies, Inc. (a)......      87,600      1,442,772
OSI Restaurant Partners, Inc. ....      52,300      1,809,580
                                                 ------------
                                                    3,252,352
                                                 ------------
INTERNET & CATALOG RETAIL - 2.0%
Expedia, Inc. (a).................      40,000        599,600
IAC/InterActiveCorp (a)...........     127,300      3,372,177
                                                 ------------
                                                    3,971,777
                                                 ------------
MEDIA - 8.1%
Discovery Holding Co. Class A
  (a).............................     159,100      2,327,633
Gemstar-TV Guide International,
  Inc. (a)........................     736,100      2,591,072
Liberty Global Inc - Series C
  (a).............................      95,672      1,967,973
Pearson PLC - ADR.................     197,000      2,689,050
Radio One, Inc. Class D (a).......     234,400      1,734,560
Tribune Co. ......................      60,200      1,952,286
Viacom, Inc. Class B (a)..........      85,944      3,080,233
                                                 ------------
                                                   16,342,807
                                                 ------------
SPECIALTY RETAIL - 0.7%
Blockbuster, Inc. Class A (a).....     279,100      1,389,918
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                 29,695,122
                                                 ------------
CONSUMER STAPLES - 7.9%
FOOD & STAPLES RETAILING - 5.0%
Performance Food Group Co. (a)....     108,600      3,299,268
The Kroger Co. ...................     175,700      3,840,802
Wal-Mart Stores, Inc. ............      59,400      2,861,298
                                                 ------------
                                                   10,001,368
                                                 ------------
FOOD PRODUCTS - 2.9%
Cadbury Schweppes PLC (c).........     300,200      2,890,869
ConAgra Foods, Inc. ..............     132,400      2,927,364
                                                 ------------
                                                    5,818,233
                                                 ------------
TOTAL CONSUMER STAPLES............                 15,819,601
                                                 ------------
ENERGY - 10.3%
ENERGY EQUIPMENT & SERVICES - 3.3%
National Oilwell Varco, Inc.
  (a).............................      25,000      1,583,000
Schlumberger Ltd. ................      44,800      2,916,928
Veritas DGC, Inc. (a).............      41,200      2,125,096
                                                 ------------
                                                    6,625,024
                                                 ------------
OIL, GAS & CONSUMABLE FUELS - 7.0%
Apache Corp. .....................      48,600      3,316,950
Exxon Mobil Corp. ................      47,300      2,901,855
Massey Energy Co. ................      75,500      2,718,000
Occidental Petroleum Corp. .......      23,600      2,420,180
Range Resources Corp. ............      94,300      2,564,017
                                                 ------------
                                                   13,921,002
                                                 ------------
TOTAL ENERGY......................                 20,546,026
                                                 ------------

                                                     FAIR
COMMON STOCKS - 94.1%                 SHARES        VALUE
-------------------------------------------------------------
FINANCIALS - 17.6%
CAPITAL MARKETS - 7.5%
Eaton Vance Corp. ................      73,200   $  1,827,072
KKR Private Equity Investors LLP -
  RDU (a)(b)(c) (Cost
  $3,010,862).....................     120,600      2,641,140
Lazard Ltd. Class A...............      49,400      1,995,760
Nuveen Investments, Inc. Class
  A...............................      59,700      2,570,085
The Bank of New York Co., Inc. ...      72,300      2,328,060
The Charles Schwab Corp. .........     228,900      3,657,822
                                                 ------------
                                                   15,019,939
                                                 ------------
COMMERCIAL BANKS - 1.8%
Royal Bank of Scotland Group PLC
  (c).............................     109,024      3,578,726
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 2.6%
Citigroup, Inc. ..................      60,000      2,894,400
JPMorgan Chase & Co. .............      54,904      2,305,968
                                                 ------------
                                                    5,200,368
                                                 ------------
INSURANCE - 5.7%
American International Group,
  Inc. ...........................      67,000      3,956,350
Axis Capital Holdings Ltd. .......     125,300      3,584,833
Benfield Group Ltd. (c)...........     347,000      2,208,478
Montpelier Re Holdings Ltd. ......     105,300      1,820,637
                                                 ------------
                                                   11,570,298
                                                 ------------
TOTAL FINANCIALS..................                 35,369,331
                                                 ------------
HEALTH CARE - 10.4%
BIOTECHNOLOGY - 0.7%
ImClone Systems, Inc. (a).........      39,900      1,541,736
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 2.5%
Community Health Systems, Inc.
  (a).............................      47,900      1,760,325
MedcoHealth Solutions, Inc. (a)...      55,800      3,196,224
                                                 ------------
                                                    4,956,549
                                                 ------------
PHARMACEUTICALS - 7.2%
Abbott Laboratories...............      90,600      3,951,066
Endo Pharmaceuticals Holdings,
  Inc. (a)........................      75,200      2,480,096
Pfizer, Inc. .....................     141,800      3,328,046
Sanofi-Aventis (c)................      25,900      2,523,449
Watson Pharmaceuticals, Inc.
  (a).............................      90,800      2,113,824
                                                 ------------
                                                   14,396,481
                                                 ------------
TOTAL HEALTH CARE.................                 20,894,766
                                                 ------------
INDUSTRIALS - 11.2%
AEROSPACE & DEFENSE - 1.7%
Honeywell International, Inc. ....      85,000      3,425,500
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 5.0%
Allied Waste Industries, Inc.
  (a).............................     254,100      2,886,576
Manpower, Inc. ...................      50,500      3,262,300
Navigant Consulting, Inc. (a).....      74,900      1,696,485
Waste Management, Inc. ...........      58,700      2,106,156
                                                 ------------
                                                    9,951,517
                                                 ------------
MACHINERY - 2.2%
Dover Corp. ......................      91,200      4,508,016
                                                 ------------
ROAD & RAIL - 2.3%
CSX Corp. ........................      65,100      4,585,644
                                                 ------------
TOTAL INDUSTRIALS.................                 22,470,677
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 94.1%                 SHARES        VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 10.3%
COMMUNICATIONS EQUIPMENT - 1.7%
Nokia Corp. - ADR.................     165,300   $  3,348,978
                                                 ------------
COMPUTERS & PERIPHERALS - 1.6%
Diebold, Inc. ....................      78,900      3,204,918
                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 1.0%
Agilent Technologies, Inc. (a)....      65,755      2,075,228
                                                 ------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 0.6%
Maxim Integrated Products,
  Inc. ...........................      35,800      1,149,538
                                                 ------------
SOFTWARE - 5.4%
BEA Systems, Inc. (a).............     168,600      2,206,974
CA, Inc. .........................      61,100      1,255,605
Manhattan Associates, Inc. (a)....     122,400      2,483,496
Microsoft Corp. ..................     139,400      3,248,020
TIBCO Software, Inc. (a)..........     232,700      1,640,535
                                                 ------------
                                                   10,834,630
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                 20,613,292
                                                 ------------
MATERIALS - 7.7%
CHEMICALS - 4.8%
E.I. du Pont de Nemours & Co. ....     100,200      4,168,320
Huntsman Corp. (a)................      92,600      1,603,832
Nalco Holding Company (a).........     134,900      2,378,287
Rockwood Holdings, Inc. (a).......      65,500      1,507,155
                                                 ------------
                                                    9,657,594
                                                 ------------
CONTAINERS & PACKAGING - 2.2%
Temple-Inland, Inc. ..............     104,300      4,471,341
                                                 ------------
METALS & MINING - 0.7%
Alpha Natural Resources, Inc.
  (a).............................      69,800      1,369,476
                                                 ------------
TOTAL MATERIALS...................                 15,498,411
                                                 ------------
TELECOMMUNICATION SERVICES - 2.3%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 2.3%
Citizens Communications Co. ......     211,300      2,757,465
IDT Corp. Class B (a).............     138,700      1,912,673
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES..                  4,670,138
                                                 ------------

                                                     FAIR
COMMON STOCKS - 94.1%                 SHARES        VALUE
-------------------------------------------------------------
UTILITIES - 1.6%
MULTI-UTILITIES - 1.6%
Sempra Energy.....................      71,100   $  3,233,628
                                                 ------------
TOTAL UTILITIES...................                  3,233,628
                                                 ------------
TOTAL COMMON STOCKS
  (COST $180,344,931).............               $188,810,992
                                                 ------------
                                       FACE          FAIR
CONVERTIBLE BONDS - 1.3%              AMOUNT        VALUE
-------------------------------------------------------------
HEALTH CARE - 1.3%
BIOTECHNOLOGY - 1.3%
Amgen Inc.
  0.125%, 02/01/2011 (b)..........  $2,760,000   $  2,594,400
                                                 ------------
TOTAL CONVERTIBLE BONDS
  (COST $2,630,460)...............               $  2,594,400
                                                 ------------
                                       FACE          FAIR
SHORT-TERM NOTES - 4.8%               AMOUNT        VALUE
-------------------------------------------------------------
American Express Co.
  4.702%, 07/03/2006..............  $1,667,000   $  1,667,000
General Electric Capital Corp.
  5.152%, 07/03/2006..............   7,915,000      7,915,000
                                                 ------------
TOTAL SHORT-TERM NOTES
  (COST $9,582,000)...............               $  9,582,000
                                                 ------------
TOTAL INVESTMENTS -- 100.2%
  (COST $192,557,391) (D).........               $200,987,392

LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2)%................                  (306,588)
                                                 ------------
TOTAL NET ASSETS -- 100.0%........               $200,680,804
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
    ADR: American Depository Receipts
    RDU: Restricted Depository Unit
Footnotes:
     (a)  Non Income Producing.

     (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $5,235,540 or 2.6% of the Portfolio's net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

     (c) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $13,842,662 or 6.9% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
          Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

     (d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $192,557,391)....................  $200,987,392
  Cash.....................................           831
  Receivable for securities sold...........       273,932
  Receivable for fund shares sold..........       598,582
  Dividends and accrued interest
    receivable.............................        67,773
  Prepaid expenses and other assets........         1,129
                                             ------------
    Total assets...........................   201,929,639
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,039,340
  Payable for fund shares redeemed.........        54,210
  Payable for investment management
    services...............................       123,814
  Accrued custody expense..................         3,050
  Accrued professional fees................         5,305
  Accrued accounting fees..................        12,237
  Accrued printing and filing fees.........        10,879
                                             ------------
    Total liabilities......................     1,248,835
                                             ------------
Net assets.................................  $200,680,804
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 11,099,629
  Paid-in capital in excess of par value...   157,881,158
  Accumulated net realized gain on
    investments............................    22,530,825
  Net unrealized appreciation on
    investments............................     8,430,001
  Undistributed net investment income......       739,191
                                             ------------
Net assets.................................  $200,680,804
                                             ============
Shares outstanding.........................    11,099,629
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    20,000,000
                                             ============
Net asset value per share..................  $      18.08
                                             ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $1,231,514
  Dividends (net of withholding tax of
    $17,549).................................     308,743
                                               ----------
    Total investment income..................   1,540,257
                                               ----------
Expenses:
  Management fees............................     727,278
  Custodian fees.............................       9,620
  Directors' fees............................       5,889
  Professional fees..........................       7,642
  Accounting fees............................      36,284
  Printing and filing fees...................      11,004
  Other......................................       3,349
                                               ----------
    Total expenses...........................     801,066
                                               ----------
    Net investment income....................     739,191
                                               ----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....   9,181,701
  Change in unrealized
    appreciation/depreciation on
    investments..............................      47,363
                                               ----------
    Net realized/unrealized gain (loss) on
      investments............................   9,229,064
                                               ----------
    Change in net assets from operations.....  $9,968,255
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................     $    739,191         $    874,699
  Net realized gain (loss) on investments...................        9,181,701           13,599,649
  Change in unrealized appreciation/depreciation on
    investments.............................................           47,363           (5,983,034)
                                                                 ------------         ------------
    Change in net assets from operations....................        9,968,255            8,491,314
                                                                 ------------         ------------
Distributions to shareholders:
  Distributions paid from net investment income.............               --             (880,849)
                                                                 ------------         ------------
Capital transactions:
  Received from shares sold.................................       25,913,372           44,008,219
  Received from dividends reinvested........................               --              880,849
  Paid for shares redeemed..................................       (4,813,670)         (12,308,436)
                                                                 ------------         ------------
    Change in net assets from capital transactions..........       21,099,702           32,580,632
                                                                 ------------         ------------
      Change in net assets..................................       31,067,957           40,191,097
NET ASSETS:
  Beginning of period.......................................      169,612,847          129,421,750
                                                                 ------------         ------------
  End of period.............................................     $200,680,804         $169,612,847
                                                                 ============         ============
  Undistributed net investment income.......................     $    739,191         $         --
                                                                 ============         ============

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD              YEARS ENDED DECEMBER 31,
                                                              ENDED JUNE 30, 2006     ---------------------------------------
                                                                  (UNAUDITED)          2005       2004       2003       2002
                                                              -------------------     ------     ------     ------     ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $17.08            $16.31     $14.55     $11.09     $14.06
Operations:
  Net investment income.....................................          0.07              0.08       0.08       0.03       0.03
  Net realized and unrealized gain (loss) on investments....          0.93              0.78       1.74       3.46      (2.86)
                                                                    ------            ------     ------     ------     ------
      Total from operations.................................          1.00              0.86       1.82       3.49      (2.83)
                                                                    ------            ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................            --             (0.09)     (0.06)     (0.03)     (0.03)
  Distributions of net realized capital gain................            --                --         --         --      (0.11)
                                                                    ------            ------     ------     ------     ------
      Total distributions...................................            --             (0.09)     (0.06)     (0.03)     (0.14)
                                                                    ------            ------     ------     ------     ------
Net asset value, end of period..............................        $18.08            $17.08     $16.31     $14.55     $11.09
                                                                    ======            ======     ======     ======     ======
Total return................................................          5.85%(b)          5.27%     12.50%     31.52%    (20.15%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $200.7            $169.6     $129.4     $109.5     $ 89.4
  Ratios to average net assets:
    Expenses................................................          0.85%(a)          0.88%      0.91%      0.95%      0.97%
    Net investment income...................................          0.79%(a)          0.60%      0.54%      0.25%      0.21%
  Portfolio turnover rate...................................            40%               86%       100%       108%        96%

--------------------------------------------------------------------------------
(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MILLENNIUM PORTFOLIO (FORMERLY THE DISCOVERY PORTFOLIO)

 OBJECTIVE

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    5.58%
Five year                                  -1.02%
Ten year                                    6.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Millennium Portfolio returned 2.96% versus 6.07% for the current benchmark, the Russell 2000 Growth Index.

Following a strong fourth quarter in 2005, small and midcap markets appeared poised to continue posting above-average returns as investors were willing to bet on the Fed's ability to control inflationary pressures while also maintaining a monetary policy that allowed for the economy to keep pace. However, as the reporting period progressed, it became apparent that inflationary concerns were much more of a concern to the Fed, and as a result the Fed continued raising the overnight lending rate. At the Fed's May 10 meeting, the Federal funds rate was brought to 5%. What's more, the growing concern by investors over the inability to interpret Fed Chairman Bernanke's statements and the future direction of the Fed's monetary policy came to the forefront, and investor sentiment had diminished somewhat since the beginning of the year. By mid-May, lower-than-expected economic reports, overseas turmoil and a slowing U.S. housing market all contributed to a sharp decline in domestic (and international) equity markets.

The Millennium Portfolio (previously named Discovery Portfolio) was sub-advised by Founders Asset Management LLC through May 17, 2006. During this period, the Russell 2000 Index increased roughly 6.7%, outpacing the 1.1% gain in the S&P 500 Index and the 1.2% gain in the Russell 1000 Index. In the small-cap universe, growth stocks slightly under-performed value stocks as the Russell 2000 Growth Index was up 5.7%, while the Russell 2000 Value Index was up 7.8%. Generally, small and midcap markets have been more favorable to "value" stocks versus "growth" stocks in recent years.

In this robust economic environment, investors demonstrated an ample appetite for risk. Companies with lower-quality characteristics, including many with no earnings, tended to out-perform higher-quality businesses during the period. While it was a challenge to seek investments that had favorable valuations and met our potential growth expectations in this current environment, we believe our approach uncovered some compelling growth opportunities in many sectors that became richly valued throughout the period. In the Industrials sector, merger-and-acquisition activity and solid fundamentals bolstered many stocks, and we maintained our slight over-weight position despite some valuation concerns overall. The Portfolio received a strong contribution from Foster Wheeler Ltd., a provider of engineering and construction services to energy and industrial companies, which posted a solid return due to increased projected service orders, as many of its customers also posted extraordinary returns as a result of the expansive commodities markets. NCI Building Systems, Inc., which serves the commercial construction market and offers a build-to-order steel building solution, posted a nearly 47% return during the reporting period. NCI Building Systems, Inc. has been one of the Portfolio's core holdings due to solid fundamentals and an anticipated acquisition, which we felt provided for this company's accretive growth characteristics. Lastly, as was widely anticipated and mentioned in our previous Portfolio discussion, Hughes Supply, Inc., a wholesale industrial and construction supply distributor, was officially acquired in late March by retail giant The Home Depot, Inc. -- which was not owned by the Portfolio. In the short term, stock prices generally run up after confirming reports of an acquisition -- and that happened here, since The Home Depot, Inc. agreed to purchase Hughes Supply, Inc. at a 20% premium over its then-current stock price. The Portfolio's greatest allocation success was realized in the Industrials sector.(1)

For the period through May 17, 2006, the best performing sectors in the benchmark were the Materials and Consumer Staples sectors. However, while both the Portfolio and benchmark weightings in these two sectors were small, the Portfolio's relative performance was negatively affected by our stock selection in the Consumer Staples sector. Rising

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MILLENNIUM PORTFOLIO (FORMERLY THE DISCOVERY PORTFOLIO) (CONTINUED)

commodity prices and the resulting impact on the business of energy companies were driving factors in the Energy sector. We attempted to remain neutral to the benchmark in this sector, but were unable to match our relative performance to that of the benchmark. Within the Consumer Discretionary sector, an over-weight position coupled with a successful stock-selection strategy proved beneficial for the Portfolio. However, one of the Portfolio's previous holdings, Red Robin Gourmet Burgers, Inc. -- which we sold out of before May 18 -- experienced lower revenue growth and expected earnings resulting from overrunning expenses and lower-than-anticipated patronage. In the Information Technology sector, RF Micro Devices, Inc. one the Portfolio's core holdings, and Trident Microsystems, Inc. both had solid double-digit returns. RF Micro Devices, Inc., which manufactures radio-frequency integrated circuits for wireless devices, released strong earnings and a better-than-expected outlook for 2006. Trident Microsystems, Inc., which manufactures integrated circuits for digital media applications, benefited from an aggressive market share expansion as well as fourth quarter 2005 earnings that beat estimates. However, our overall stock selection within the Information Technology sector had the most negative impact on the Portfolio's overall performance compared to the benchmark.(1)

Health Care, including health care technology stocks, burdened during the first half of the year by various unfortunate circumstances, also proved detrimental to the Portfolio's overall performance. One such holding, Merge Technologies, Inc., a software company that provides software support to the radiology segment of the health care sector, was plagued by auditing issues concerning several of its large contracts, which resulted in the significant lowering of its revenues and earnings. Investors soon became cautious, and like us, many lost confidence in the company's ability to provide future growth potential and sold off positions. Matria Healthcare, Inc., a disease management plan company, saw a drop in its stock price due to lowered earnings expectations resulting from integration concerns surrounding a recent acquisition. Lastly, one holding within the Health Care sector that did not perform as we hoped -- but continued to show promise -- was MGI Pharma, Inc., an oncology-focused drug developer. The company suffered a drop in sales of its main product, Aloxi(R), which addresses the chemo-induced nausea and vomiting market and the delayed approval of a new key drug, Dacogen(TM), both of which weighted on the company's stock price as of May 18.(1)

Effective May 18, 2006, Neuberger Berman Management Inc. was appointed as sub-adviser for the Portfolio. During this period, security selection within Energy, Consumer Discretionary and Telecommunication Services was additive to Portfolio performance. Strong performers within Energy included Oceaneering International, Inc. and TETRA Technologies, Inc. Within Consumer Discretionary, names that performed well were niche services and consumer goods companies. Lastly, within Telecommunication Services, SBA Communications Corp. was a strong performer in the Portfolio. Security selection within Information Technology was the largest detractor from relative Portfolio performance. Names that under-performed included Redback Networks, Inc., which we continue to hold in the Portfolio as we believe that the telecommunications networking equipment businesses will continue to experience strong growth trends. Another detraction from Portfolio performance was due to security selection within the Financials and Industrials sectors. Specifically within these sectors, some of the names that had previously been stellar performers lost some ground. In addition, a few names reported disappointing earnings and were liquidated from the Portfolio.(1)

The Fed flatly stated that they have evidence the economy has begun to slow, although outside of the housing sector specific evidence is scant. Indeed, with the close of the books on June 30, second quarter earnings estimates have continued to rise with analysts' expectations calling for an 11.5% year over year gain, the 12th consecutive double-digit quarterly profit increase. Thanks to subdued labor costs, corporate profit margins are holding steady at historically high levels and helping to drive better equity valuation, particularly in the large cap segment. The price-earnings ratios for large cap indices are below 15x current estimates, a significant compression over the past several years. Earnings have more than doubled off the recessionary lows fourth quarter 2001, while the S&P 500 has gained slightly more than 50%. Valuations are much higher in smaller capitalization segments, with the un-weighted market P/E currently just below 20X.

In terms of sector allocations, Telecommunication Services and Industrials sectors remain over-weight positions. Although we remain concerned with regard to the American consumer, we are slightly over-weighted in Consumer Discretionary. This is reflective of an under-weight in most areas within this sector and an emphasis in gaming and hotel stocks. Most other sectors are fairly neutrally positioned relative to the index.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MILLENNIUM PORTFOLIO (FORMERLY THE DISCOVERY PORTFOLIO) (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[performance graph]

                                                                    MILLENIUM PORTFOLIO             RUSSELL 2000 GROWTH INDEX
                                                                    -------------------             -------------------------
06/96                                                                     10000.00                           10000.00
                                                                          10288.00                            9941.00
06/97                                                                     10284.00                           10460.00
                                                                          11159.00                           11228.00
06/98                                                                     11582.00                           11840.00
                                                                          12339.00                           11366.00
06/99                                                                     16442.00                           12823.00
                                                                          25476.00                           16264.00
06/00                                                                     30790.00                           16463.00
                                                                          22617.00                           12616.00
06/01                                                                     20559.00                           12621.00
                                                                          18465.00                           11452.00
06/02                                                                     15270.00                            9465.00
                                                                          12420.00                            7986.00
06/03                                                                     13953.00                            9530.00
                                                                          17098.00                           11863.00
06/04                                                                     17875.00                           12537.00
                                                                          18968.00                           13560.00
06/05                                                                     18498.00                           13074.00
                                                                          18968.00                           14123.00
06/06                                                                     19529.00                           14981.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The Index presented herein includes the effects of reinvested dividends.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               98.1
Repurchase Agreements
     Less Net Liabilities                        1.9
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                     % of Net Assets
 1.  TETRA Technologies, Inc.                    2.4
 2.  Trammel Crow Co.                            2.2
 3.  SBA Communications Corp.
     Class A                                     2.2
 4.  Station Casinos, Inc.                       2.1
 5.  Advent Software, Inc.                       2.1
 6.  Foundation Coal Holdings,
     Inc.                                        2.1
 7.  Orient-Express Hotels Ltd.
     Class A                                     2.0
 8.  Varian Semiconductor
     Equipment Associates, Inc                   1.9
 9.  Old Dominion Freight Line,
     Inc.                                        1.9
10.  Bio-Reference Labs, Inc.                    1.7

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    23.8
      Industrials                                                               19.1
      Health Care                                                               16.3
      Consumer Discretionary                                                    15.9
      Financials                                                                10.9
      Energy                                                                     8.7
      Telecommunication Services                                                 2.2
      Materials                                                                  1.2
                                                                     ---------------
                                                                                98.1
                                                                     ===============

OHIO NATIONAL FUND, INC.
MILLENNIUM PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 98.1%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 15.9%
DIVERSIFIED CONSUMER
  SERVICES - 2.6%
Laureate Education, Inc. (a).......      17,000   $   724,710
Sotheby's Holdings, Inc. Class A
  Limited Voting Common (a)........      37,650       988,313
                                                  -----------
                                                    1,713,023
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -5.5%
Four Seasons Hotels, Inc. .........      14,500       890,880
Orient-Express Hotels Ltd. Class
  A................................      35,500     1,378,820
Station Casinos, Inc. .............      21,200     1,443,296
                                                  -----------
                                                    3,712,996
                                                  -----------
SPECIALTY RETAIL - 5.4%
Aaron Rents, Inc. .................      40,950     1,100,736
GameStop Corp. Class A (a).........      20,700       869,400
Steiner Leisure Ltd. (a)...........      17,000       672,010
Tractor Supply Co. (a).............      18,500     1,022,495
                                                  -----------
                                                    3,664,641
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 2.4%
Carter's, Inc. (a).................      30,000       792,900
Under Armour, Inc. Class A (a).....      20,000       852,400
                                                  -----------
                                                    1,645,300
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                10,735,960
                                                  -----------
ENERGY - 8.7%
ENERGY EQUIPMENT & SERVICES - 4.1%
Oceaneering International, Inc.
  (a)..............................      24,600     1,127,910
TETRA Technologies, Inc. (a).......      54,100     1,638,689
                                                  -----------
                                                    2,766,599
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 4.6%
Foundation Coal Holdings, Inc. ....      29,500     1,384,435
Ultra Petroleum Corp. (a)..........      13,500       800,145
World Fuel Services Corp. .........      18,500       845,265
                                                  -----------
                                                    3,029,845
                                                  -----------
TOTAL ENERGY.......................                 5,796,444
                                                  -----------
FINANCIALS - 10.9%
CAPITAL MARKETS - 2.2%
Affiliated Managers Group, Inc.
  (a)..............................       9,300       808,077
GFI Group, Inc. (a)................      13,000       701,350
                                                  -----------
                                                    1,509,427
                                                  -----------
COMMERCIAL BANKS - 2.0%
Cathay General Bancorp.............      18,000       654,840
Glacier Bancorp, Inc. .............      23,500       687,845
                                                  -----------
                                                    1,342,685
                                                  -----------
CONSUMER FINANCE - 1.0%
Advanta Corp. Class B..............      18,500       665,075
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 2.5%
GATX Corp. ........................      25,000     1,062,500
The Nasdaq Stock Market, Inc.
  (a)..............................      20,000       598,000
                                                  -----------
                                                    1,660,500
                                                  -----------

                                                     FAIR
COMMON STOCKS - 98.1%                  SHARES        VALUE
-------------------------------------------------------------
INSURANCE - 1.0%
ProAssurance Corp. (a).............      14,500   $   698,610
                                                  -----------
REAL ESTATE MANAGEMENT &
  DEVELOPMENT - 2.2%
Trammell Crow Co. (a)..............      41,725     1,467,468
                                                  -----------
TOTAL FINANCIALS...................                 7,343,765
                                                  -----------
HEALTH CARE - 16.3%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 8.1%
ArthroCare Corp. (a)...............      21,250       892,713
Gen-Probe, Inc. (a)................      19,100     1,031,018
Hologic, Inc. (a)..................      20,000       987,200
Integra LifeSciences Holdings Corp.
  (a)..............................      19,225       746,122
Lifecell Corp. (a).................      24,700       763,724
ResMed, Inc. (a)...................      21,500     1,009,425
                                                  -----------
                                                    5,430,202
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 3.2%
Bio-Reference Labs, Inc. (a).......      53,700     1,168,512
VCA Antech, Inc. (a)...............      32,000     1,021,760
                                                  -----------
                                                    2,190,272
                                                  -----------
HEALTH CARE TECHNOLOGY - 2.3%
Allscripts Healthcare Solutions,
  Inc. (a).........................      40,000       702,000
Per-Se Technologies, Inc. (a)......      32,500       818,350
                                                  -----------
                                                    1,520,350
                                                  -----------
LIFE SCIENCES TOOLS &
  SERVICES - 2.7%
Covance, Inc. (a)..................      17,500     1,071,350
Techne Corp. (a)...................      15,000       763,800
                                                  -----------
                                                    1,835,150
                                                  -----------
TOTAL HEALTH CARE..................                10,975,974
                                                  -----------
INDUSTRIALS - 19.1%
AEROSPACE & DEFENSE - 3.9%
AAR Corp. (a)......................      43,500       967,005
BE Aerospace, Inc. (a).............      40,000       914,400
DRS Technologies, Inc. ............      16,000       780,000
                                                  -----------
                                                    2,661,405
                                                  -----------
AIR FREIGHT & LOGISTICS - 1.2%
Hub Group, Inc. Class A (a)........      32,300       792,319
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 7.9%
51job, Inc. - ADR (a)..............      29,700       645,381
Kforce, Inc. (a)...................      55,000       851,950
Labor Ready, Inc. (a)..............      43,000       973,950
Mobile Mini, Inc. (a)..............      30,325       887,309
PeopleSupport, Inc. (a)............      74,500     1,002,770
The Corporate Executive Board
  Co. .............................       9,500       951,900
                                                  -----------
                                                    5,313,260
                                                  -----------
MARINE - 1.1%
Kirby Corp. (a)....................      19,000       750,500
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MILLENNIUM PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 98.1%                  SHARES        VALUE
-------------------------------------------------------------
ROAD & RAIL - 3.6%
Landstar System, Inc. .............      24,000   $ 1,133,520
Old Dominion Freight Line, Inc.
  (a)..............................      34,425     1,294,036
                                                  -----------
                                                    2,427,556
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 1.4%
MSC Industrial Direct Co., Inc.
  Class A..........................      19,700       937,129
                                                  -----------
TOTAL INDUSTRIALS..................                12,882,169
                                                  -----------
INFORMATION TECHNOLOGY - 23.8%
COMMUNICATIONS EQUIPMENT - 2.8%
NICE Systems, Ltd. - ADR (a).......      38,000     1,069,320
Redback Networks, Inc. (a).........      45,000       825,300
                                                  -----------
                                                    1,894,620
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 3.9%
Anixter International, Inc. .......      14,000       664,440
Itron, Inc. (a)....................      14,000       829,640
Trimble Navigation Ltd. (a)........      25,500     1,138,320
                                                  -----------
                                                    2,632,400
                                                  -----------
INTERNET SOFTWARE & SERVICES - 2.4%
aQuantive, Inc. (a)................      34,000       861,220
Digitas, Inc. (a)..................      63,800       741,356
                                                  -----------
                                                    1,602,576
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 5.6%
Atheros Communications, Inc. (a)...      43,500       828,675
Microsemi Corp. (a)................      33,850       825,263
SiRF Technology Holdings, Inc.
  (a)..............................      25,800       831,276
Varian Semiconductor Equipment
  Associates, Inc. (a).............      40,200     1,310,922
                                                  -----------
                                                    3,796,136
                                                  -----------
SOFTWARE - 9.1%
Advent Software, Inc. (a)..........      39,900     1,439,193
Informatica Corp. (a)..............      61,500       809,340
MRO Software, Inc. (a).............      40,000       802,800
Open Solutions, Inc. (a)...........      38,500     1,024,485
SPSS, Inc. (a).....................      27,200       874,208
THQ, Inc. (a)......................      26,500       572,400
Ultimate Software Group, Inc.
  (a)..............................      31,000       593,960
                                                  -----------
                                                    6,116,386
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                16,042,118
                                                  -----------
MATERIALS - 1.2%
CONSTRUCTION MATERIALS - 1.2%
Eagle Materials, Inc. .............      16,900       802,750
                                                  -----------
TOTAL MATERIALS....................                   802,750
                                                  -----------

                                                     FAIR
COMMON STOCKS - 98.1%                  SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.2%
WIRELESS TELECOMMUNICATION
  SERVICES - 2.2%
SBA Communications Corp. Class A
  (a)..............................      56,000   $ 1,463,840
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 1,463,840
                                                  -----------
TOTAL COMMON STOCKS
  (COST $64,785,274)...............               $66,043,020
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 2.0%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006........  $1,383,000   $ 1,383,000
                                                  -----------
Repurchase price $1,383,473
Collateralized by:
  Federal Home Loan Mortgage Corp.
  Gold Pool #G01505
  5.000%, 01/01/2033
  Fair Value: $408,137
  Federal Home Loan Mortgage Corp.
  Gold Pool #G11440
  4.000%, 08/01/2018
  Fair Value: $14,404
  Federal Home Loan Mortgage Corp.
  Gold Pool #E99430
  4.500%, 09/01/2018
  Fair Value: $23,180
  Federal National Mortgage
  Association Pool #555611
  4.500%, 07/01/2018
  Fair Value: $204,240
  Federal Home Loan Mortgage Corp.
  Series #2903-BA
  4.500%, 01/15/2018
  Fair Value: $760,610
TOTAL REPURCHASE AGREEMENTS (COST
  $1,383,000)......................               $ 1,383,000
                                                  -----------
TOTAL INVESTMENTS - 100.1%
  (COST $66,168,274) (B)...........               $67,426,020
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.1)%............                   (72,173)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $67,353,847
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
 ADR:  American Depository Receipt

Footnotes:
  (a)  Non Income Producing.
  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MILLENNIUM PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $66,168,274)......................  $ 67,426,020
  Cash......................................           226
  Receivable for fund shares sold...........         1,324
  Dividends and accrued interest
    receivable..............................         4,986
  Prepaid expenses and other assets.........           508
                                              ------------
    Total assets............................    67,433,064
                                              ------------
Liabilities:
  Payable for fund shares redeemed..........        19,907
  Payable for investment management
    services................................        42,965
  Accrued custody expense...................         1,414
  Accrued professional fees.................         5,163
  Accrued accounting fees...................         5,132
  Accrued printing and filing fees..........         4,636
                                              ------------
    Total liabilities.......................        79,217
                                              ------------
Net assets..................................  $ 67,353,847
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  3,521,997
  Paid-in capital in excess of par value....    88,457,490
  Accumulated net realized loss on
    investments.............................   (25,697,776)
  Net unrealized appreciation on
    investments.............................     1,257,746
  Accumulated net investment loss...........      (185,610)
                                              ------------
Net assets..................................  $ 67,353,847
                                              ============
Shares outstanding..........................     3,521,997
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============
Net asset value per share...................  $      19.12
                                              ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $    44,792
  Dividends (net of withholding tax of
    $1,457)..................................       91,503
                                               -----------
    Total investment income..................      136,295
                                               -----------
Expenses:
  Management fees............................      287,451
  Custodian fees.............................        5,469
  Directors' fees............................        2,208
  Professional fees..........................        6,548
  Accounting fees............................       15,582
  Printing and filing fees...................        2,985
  Other......................................        1,662
                                               -----------
    Total expenses...........................      321,905
                                               -----------
    Net investment loss......................     (185,610)
                                               -----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....    3,690,097
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,138,311)
                                               -----------
    Net realized/unrealized gain (loss) on
      investments............................    2,551,786
                                               -----------
    Change in net assets from operations.....  $ 2,366,176
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MILLENNIUM PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $  (185,610)        $   (403,062)
  Net realized gain (loss) on investments...................        3,690,097           12,648,681
  Change in unrealized appreciation/depreciation on
    investments.............................................       (1,138,311)         (12,854,688)
                                                                  -----------         ------------
    Change in net assets from operations....................        2,366,176             (609,069)
                                                                  -----------         ------------
Capital transactions:
  Received from shares sold.................................          997,870            2,573,754
  Paid for shares redeemed..................................       (7,386,939)         (19,609,804)
                                                                  -----------         ------------
    Change in net assets from capital transactions..........       (6,389,069)         (17,036,050)
                                                                  -----------         ------------
      Change in net assets..................................       (4,022,893)         (17,645,119)
NET ASSETS:
  Beginning of period.......................................       71,376,740           89,021,859
                                                                  -----------         ------------
  End of period.............................................      $67,353,847         $ 71,376,740
                                                                  ===========         ============
  Accumulated net investment loss...........................      $  (185,610)        $         --
                                                                  ===========         ============

 FINANCIAL HIGHLIGHTS

                                                              SIX-MONTH PERIOD               YEARS ENDED DECEMBER 31,
                                                             ENDED JUNE 30, 2006     ----------------------------------------
                                                                 (UNAUDITED)          2005       2004       2003       2002
                                                             -------------------     ------     ------     ------     -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period.......................        $18.57            $18.57     $16.74     $12.16     $ 18.08
Operations:
  Net investment loss......................................         (0.05)            (0.10)     (0.12)     (0.10)      (0.10)
  Net realized and unrealized gain (loss) on investments...          0.60              0.10       1.95       4.68       (5.82)
                                                                   ------            ------     ------     ------     -------
      Total from operations................................          0.55                --       1.83       4.58       (5.92)
                                                                   ------            ------     ------     ------     -------
Net asset value, end of period.............................        $19.12            $18.57     $18.57     $16.74     $ 12.16
                                                                   ======            ======     ======     ======     =======
Total return...............................................          2.96%(b)          0.00%     10.93%     37.66%     (32.74)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...................        $ 67.4            $ 71.4     $ 89.0     $ 93.0     $  74.2
  Ratios to average net assets:
    Expenses...............................................          0.90%(a)          0.90%      0.91%      0.95%       0.96%
    Net investment loss....................................         (0.52)%(a)        (0.53)%    (0.64)%    (0.71)%     (0.66)%
  Portfolio turnover rate..................................           141%              179%       104%       128%        128%

--------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $5 billion or less.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    35.97%
Five year                                   13.52%
Ten year                                    10.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the International Small Company Portfolio returned 10.12% versus 10.54% for the current benchmark, the S&P/Citigroup Extended Market Growth (EMI) World ex-U.S. Index.

The international markets continued to post positive performances despite the U.S. markets remaining sluggish this year. The oil price per barrel continued to head higher by 21% during the first-half reaching a new high of $73.93 for the year. The U.S. Federal Reserve Bank continued to raise rates four times during the first half for a total of 100 basis points in attempts to curb inflation. Against this backdrop, European and Asia Pacific small cap stocks' total return performances continued to move ahead, albeit at different paces during this reporting period. The S&P/Citigroup EMI European Growth Index returned 19.31% while the S&P/ Citigroup EMI Asia Pacific Growth Index lost 3.53%, all in U.S. dollar terms. The U.S. dollar weakened against other major currencies as the euro strengthened by 7.9%, the yen gained by 2.9%, and British sterling rose 7.3% against the dollar during the first-half of the year.

Top performing relative markets in the Portfolio include Germany, Austria, Norway, and the United Kingdom. Weaker relative investments were in Japan, Australia, and France. Energy, Materials, and Consumer Discretionary stocks continue to be central themes. The former two have been the drivers of the Portfolio's performance. Individual stocks contributing to the Portfolio's performance include: EuroZinc Mining Corp., a Canadian copper mining company, which gained 87.1% during the period. The company owns the largest and highest grade underground copper mine in Europe. Copper prices did reach new highs this year before retracing from the highs. Solarworld AG, a German solar company, rose 88.8% during the period. The company continued to benefit from the increasing demand in alternative energy, particularly in Germany where financial incentives have spurred homeowners to install solar systems. Silicon-On-Insulator-Technologies (SOITEC) is a French technology company. Its stock gained 84.0% during the period. The company specializes in silicon products that overcome excess heat in faster chips by creating an insulated conductive layer. The stock experienced a lift during the period with the announcement that Dell would use AMD chips in their products. AMD is a customer of SOITEC.(1)

In general, many of our weighted sectors out-performed relative to the index. However, a few individual stocks that held back performance included Chiyoda Corp. and Gendai Agency Inc. Chiyoda Corp., a Japanese engineering and construction company, declined 10.5% during the period. Despite a strong construction order book in LNG plants, the stock was weighed down by general Japanese market sentiment. Gendai Agency Inc., a Japanese advertising agency mainly for the pachinko parlors, fell 12.6% during the period. The company started to resell used pachinko machines in the hopes of attracting new advertising customers. This additional business was not viewed as a particularly good move as the company strayed away from its core advertising business.(1)

The Japanese equity market has under-performed most major global markets this period. The higher interest rate environment with the threat of declining consumption in the U.S. weighed heavily on this market. As the Portfolio had an index-relative over-weight in Japanese small cap stocks, the Portfolio's performance was negatively impacted by this asset allocation.(1)

Longer term, we continue to believe that our international small cap investments are well-poised to continue to grow and participate in this healthy global economy. Exposure to the Energy and Consumer Discretionary sectors has helped the Portfolio post good performance. We continue to be constructive in the Materials and Energy sectors. Should the dollar continue to weaken, then our stock price gains will be further enhanced with positive currency returns.(1)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

We have witnessed a rising interest rate environment with higher oil prices for some time. However, consumer discretionary spending continues its pace as current interest rates and oil prices are still manageable. Oil field development and production continue to be paramount for future economic growth. Capacity constraints in drilling rigs has created an opportunity to participate in the growth of this sector through various service companies and drilling rig builders. We continue to invest in international small companies that benefit and contribute to this global economic expansion.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                INTERNATIONAL SMALL COMPANY
                                                              PORTFOLIO (COMMENCED OPERATIONS     S&P/CITIGROUP EXTENDED MARKET
                                                                      MARCH 31, 1995)            GROWTH (EMI) WORLD EX-U.S. INDEX
                                                              -------------------------------    --------------------------------
06/96                                                                      10000                              10000
                                                                           10219                               9742
06/97                                                                      11225                              10240
                                                                           11411                               8853
06/98                                                                      12110                              10390
                                                                           11812                              10018
06/99                                                                      14677                              10843
                                                                           24631                              13576
06/00                                                                      21126                              13417
                                                                           17175                              10994
06/01                                                                      14462                               9365
                                                                           12146                               8497
06/02                                                                      12197                               8691
                                                                           10324                               7386
06/03                                                                      12392                               8574
                                                                           15890                              11089
06/04                                                                      17016                              12182
                                                                           19207                              13994
06/05                                                                      20056                              14365
                                                                           24775                              16990
06/06                                                                      27270                              18780

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P/Citigroup Extended Market Growth (EMI) World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The BMI includes all companies with a float capital of at least USD $100 million. The EMI represents the bottom 20% of the index capitalization within each country in the index. The World excluding U.S. composite includes all developed countries except the United States. S&P/Citigroup uses a proprietary multi-factor model to determine each company's relative position on a growth-value continuum. The S&P/Citigroup World Ex U.S. Extended Market Growth Index reflects each company's available market capitalization weighted by its growth probability. The Index presented herein includes the effects of reinvested dividends.
 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               95.4
Repurchase Agreements
  Less Net Liabilities                           4.6
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                     % of Net Assets
 1.  Boehler-Uddeholm AG                         1.8
 2.  EuroZinc Mining Corp.                       1.6
 3.  Gamesa Corporacion Tecnologica
     S.A.                                        1.2
 4.  ProSafe ASA                                 1.2
 5.  Wolfson Microelectronics PLC                1.2
 6.  K&S AG                                      1.2
 7.  Teck Corp., Class B                         1.2
 8.  Charter PLC                                 1.2
 9.  ARM Holdings PLC                            1.2
10.  Silicon-On-Insulator
     Technologies (SOITEC)                       1.2

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Top 10 Country Weightings:

                                    % of Net Assets
      Japan                                    17.6
      United Kingdom                           13.2
      Canada                                    9.9
      Germany                                   7.2
      France                                    6.0
      Italy                                     5.1
      Netherlands                               4.5
      Switzerland                               4.5
      Spain                                     4.3
      Norway                                    3.0

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 95.4%                  SHARES        VALUE
-------------------------------------------------------------
JAPAN - 17.6%
AOC Holdings, Inc. (b) (3).........      22,100   $   380,100
Bank Fukuoka (b) (4)...............      86,000       654,242
Chiyoda Corp. (b) (6)..............      32,000       654,688
Don Quijote Co. Ltd. (b) (1).......      12,900       292,756
EDION Corp. (b) (1)................      14,400       286,360
Hitachi Construction Machinery Co.
  Ltd. (b) (6).....................      16,100       388,408
Hitachi Koki Co. (b) (1)...........      22,000       335,791
IB Daiwa Corp. (a) (b) (3).........     118,000       212,289
JTEKT Corp. (b) (6)................      24,700       477,658
Kanto Denka Kogyo Co., Ltd. (b)
  (8)..............................      61,000       558,856
Koito Manufacturing Co. (b) (1)....      25,000       371,979
Mitsubishi Materials Corp. (b)
  (8)..............................      72,000       307,965
Mitsubishi Rayon Co. (b) (8).......      46,000       374,821
Mori Seiki Co. (b) (6).............      21,200       459,050
Nachi Fujikoshi Corp. (a) (b)
  (6)..............................      75,000       423,550
NHK Spring Co. (b) (1).............      40,000       460,703
Nitori Co. (b) (1).................       5,100       248,200
NSK (b) (6)........................      13,000       107,924
Osaka Securities Exchange Co. Ltd.
  (b) (4)..........................          38       449,362
Osaki Electric Co. Ltd. (b) (6)....      28,000       291,966
Ryohin Keikaku Co. Ltd. (b) (1)....       7,800       641,353
Sumitomo Rubber Industries Ltd. (b)
  (1)..............................      16,500       181,724
Sundrug Co., Ltd. (b) (2)..........      11,800       289,841
Taiyo Nippon Sanso Corp. (b) (8)...      35,000       277,665
THK Co. Ltd. (b) (6)...............       9,600       286,661
Toho Titanium (b) (8)..............       5,400       292,278
Toho Zinc Co. (b) (8)..............      48,000       342,062
Tokuyama Corp. (b) (8).............      24,000       357,117
Ube Industries (b) (8).............     136,000       393,693
Village Vanguard Co. Ltd. (a) (b)
  (1)..............................          36       276,912
                                                  -----------
                                                   11,075,974
                                                  -----------
UNITED KINGDOM - 13.2%
ARM Holdings PLC (b) (7)...........     352,831       737,051
Britvic PLC (b) (2)................     142,980       527,728
Charter PLC (a) (b) (6)............      49,900       744,966
CSR PLC (a) (b) (7)................      29,300       681,310
Enterprise Inns PLC (b) (1)........      32,800       574,462
Hunting PLC (b) (3)................      85,900       617,000
Kensington Group PLC (b) (4).......      23,012       438,008
Michael Page International PLC (b)
  (6)..............................      90,508       586,072
Punch Taverns PLC (b) (1)..........      34,302       554,275
Qinetiq PLC (a) (b) (6)............      78,695       257,212
The Carphone Warehouse PLC (b)
  (1)..............................     102,814       602,320
Vedanta Resources PLC (a) (b)
  (8)..............................      18,000       456,516
William Hill PLC (b) (1)...........      32,774       379,433
Wolfson Microelectronics PLC (a)
  (b) (7)..........................      92,500       765,156
Wood Group (John) PLC (b) (3)......      87,100       376,086
                                                  -----------
                                                    8,297,595
                                                  -----------
CANADA - 9.9%
Alimentation Couche-Tard, Inc.,
  Class B (b) (2)..................      30,000       644,719
Ensign Energy Services, Inc. (b)
  (3)..............................      25,790       529,985

                                                     FAIR
COMMON STOCKS - 95.4%                  SHARES        VALUE
-------------------------------------------------------------
CANADA (CONTINUED)
EuroZinc Mining Corp. (a) (b)
  (8)..............................     422,500   $ 1,018,118
Gildan Activewear, Inc. (a) (b)
  (1)..............................      10,000       470,000
Industrial Alliance Life Insurance
  Co. (b) (4)......................       7,482       213,944
Lundin Mining Corp. (a) (b) (8)....      18,200       544,096
Precision Drilling Trust (b) (3)...       4,400       146,233
SNC-Lavalin Group, Inc. (b) (6)....      19,518       513,696
SXR Uranium One, Inc. (a) (b)
  (3)..............................      43,700       323,356
Teck Corp., Class B (b) (8)........      12,500       750,022
Transat A.T., Inc., Class B (b)
  (1)..............................      11,400       248,772
Trican Oilwell Services Ltd. (b)
  (3)..............................       6,200       123,856
TSX Group, Inc. (b) (4)............       9,800       393,299
Western Oil Sands, Inc., Class A
  (a) (b) (3)......................      10,700       296,567
                                                  -----------
                                                    6,216,663
                                                  -----------
GERMANY - 7.2%
Interhyp AG (a) (b) (4)............       4,551       406,291
K&S AG (b) (8).....................       9,441       760,341
ProSieben Sat.1 Media AG,
  Preference (a) (b) (1)...........      18,919       472,464
Puma AG Rudolf Dassler Sport (b)
  (1)..............................       1,333       517,934
Q-Cells AG (a) (b) (3).............       7,949       657,250
Solarworld AG (b) (6)..............      10,500       658,774
Stada Arzneimittel AG (b) (5)......       5,690       226,349
Wincor Nixdorf AG (b) (7)..........       3,845       487,125
Wire Card AG (a) (b) (6)...........      52,618       329,326
                                                  -----------
                                                    4,515,854
                                                  -----------
FRANCE - 6.0%
Bourbon SA (b) (6).................       7,600       409,580
Dassault Systemes SA (b) (7).......       4,959       265,108
Haulotte Group (b) (6).............      22,832       656,887
Imerys SA (b) (8)..................       3,424       273,564
Neopost SA (b) (7).................       6,205       706,510
Silicon-On-Insulator Technologies
  (SOITEC) (a) (b) (7).............      24,700       728,719
Technip SA (b) (3).................       5,600       308,559
Zodiac SA (b) (6)..................       7,300       409,610
                                                  -----------
                                                    3,758,537
                                                  -----------
ITALY - 5.1%
Davide Campari - Milano SpA (b)
  (2)..............................      54,450       563,919
ERG SpA (a) (b) (3)................      17,100       426,008
Geox SpA (b) (1)...................      34,800       413,708
Guala Closures SpA (a) (b) (8).....      65,000       392,900
Immsi SpA (b) (1)..................     175,602       491,837
Lottomatica SpA (b) (1)............       5,877       222,689
Saipem SpA (b) (3).................      14,524       329,672
Saras SpA Raffinerie Sarde (a) (b)
  (3)..............................      23,720       151,999
Tod's SpA (b) (1)..................       3,100       232,252
                                                  -----------
                                                    3,224,984
                                                  -----------
NETHERLANDS - 4.5%
Boskalis Westminster NV (b) (6)....    6,000.00       407,334
Fugro NV (b) (3)...................   11,398.00       491,032

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 95.4%                  SHARES        VALUE
-------------------------------------------------------------
NETHERLANDS (CONTINUED)
Gemalto NV (a) (b) (7).............   12,600.00   $   338,438
SBM Offshore NV (b) (3)............   23,972.00       638,005
Univar NV (b) (6)..................    8,400.00       397,591
USG People NV (b) (6)..............    7,710.00       589,910
                                                  -----------
                                                    2,862,310
                                                  -----------
SWITZERLAND - 4.5%
Actelion Ltd. (a) (b) (5)..........       2,892       291,376
Geberit International AG (b) (6)...         605       699,247
Kuehne & Nagel International AG -
  Reg (b) (6)......................       7,990       582,770
Lindt & Spruengli AG (b) (2).......         158       312,410
Logitech International SA (a) (b)
  (7)..............................       5,436       210,145
Phonak Holding AG (b) (5)..........       8,400       524,731
Swatch Group AG, Class B (b) (1)...       1,230       207,280
                                                  -----------
                                                    2,827,959
                                                  -----------
SPAIN - 4.3%
Abengoa SA (b) (6).................      28,176       683,815
Banco Pastor SA (b) (4)............      31,748       415,444
Gamesa Corporacion Tecnologica SA
  (b) (6)..........................      36,593       783,201
Grifols SA (a) (b) (5).............      10,438        85,845
Indra Sistemas SA (a) (b) (7)......      13,771       270,191
Tubacex (a) (b) (8)................      79,700       475,441
                                                  -----------
                                                    2,713,937
                                                  -----------
NORWAY - 3.0%
Aktiv Kapital ASA (b) (4)..........      11,400       199,478
Fred Olsen Energy ASA (a) (b)
  (3)..............................      11,550       525,813
ProSafe ASA (b) (3)................      12,600       769,521
TGS Nopec Geophysical Co. ASA (a)
  (b) (3)..........................      20,800       368,597
                                                  -----------
                                                    1,863,409
                                                  -----------
AUSTRIA - 2.7%
Andritz AG (b) (6).................       3,498       577,445
Boehler-Uddeholm AG (a) (b) (8)....      20,720     1,131,657
                                                  -----------
                                                    1,709,102
                                                  -----------
BELGIUM - 2.5%
Bekaert NV (b) (6).................       1,700       163,217
EVS Broadcast Equipment SA (b)
  (7)..............................      10,295       508,429
Telenet Group Holding NV (a) (b)
  (9)..............................      11,600       247,629
Umicore (a) (b) (8)................       5,100       680,897
                                                  -----------
                                                    1,600,172
                                                  -----------
AUSTRALIA - 2.4%
Australian Stock Exchange Ltd. (b)
  (4)..............................      19,165       464,106
CSR Limited (b) (6)................     198,765       494,740
Paladin Resources Ltd. (a) (b)
  (8)..............................     170,900       522,054
                                                  -----------
                                                    1,480,900
                                                  -----------

                                                     FAIR
COMMON STOCKS - 95.4%                  SHARES        VALUE
-------------------------------------------------------------
LUXEMBOURG - 2.1%
Acergy SA (a) (b) (3)..............   32,800.00   $   501,235
Gemplus International SA (a) (b)
  (7)..............................  133,639.00       298,390
Orco Property (b) (4)..............    4,900.00       526,436
                                                  -----------
                                                    1,326,061
                                                  -----------
BERMUDA - 1.7%
Central European Media Enterprises
  Ltd., Class A (a) (1)............      10,300       650,857
SeaDrill Ltd. (a) (b) (3)..........      33,800       445,870
                                                  -----------
                                                    1,096,727
                                                  -----------
SWEDEN - 1.7%
Getinge AB, Class B (b) (5)........      16,311       277,432
Kappahl Holdings AB (b) (1)........      40,900       301,205
OMX AB (b) (4).....................      18,400       328,700
TradeDoubler AB (a) (b) (7)........      10,000       182,576
                                                  -----------
                                                    1,089,913
                                                  -----------
SINGAPORE - 1.6%
Keppel Corp. Ltd. (b) (6)..........      66,600       619,390
Sembcorp Marine Ltd. (b) (6).......     206,000       391,356
                                                  -----------
                                                    1,010,746
                                                  -----------
IRELAND - 1.6%
DePfa Bank PLC (b) (4).............      21,600       358,826
IAWS Group PLC (b) (2).............      36,379       642,795
                                                  -----------
                                                    1,001,621
                                                  -----------
GREECE - 1.3%
Germanos SA (a) (b) (1)............      20,846       498,563
Intralot SA (b) (1)................      11,600       309,458
                                                  -----------
                                                      808,021
                                                  -----------
CYPRUS - 0.7%
Bank of Cyprus Ltd. (b) (4)........      44,342       429,561
                                                  -----------
SOUTH KOREA - 0.6%
Hyundai Engineering & Construction
  Co. (a) (b) (6)..................    8,080.00       370,168
                                                  -----------
DENMARK - 0.5%
Novozymes A/S, Class B (b) (8).....       4,475       302,152
                                                  -----------
SOUTH AFRICA - 0.4%
Net 1 UEPS Technologies, Inc. (a)
  (6)..............................      10,200       278,970
                                                  -----------
PANAMA - 0.2%
Copa Holdings Class (6)............       5,900       133,635
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 95.4%                  SHARES        VALUE
-------------------------------------------------------------
BRAZIL - 0.1%
Company SA (a) (b) (4).............      12,400   $    68,072
                                                  -----------
TOTAL COMMON STOCKS
  (COST $44,694,741)...............               $60,063,043
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 7.1%           AMOUNT        VALUE
-------------------------------------------------------------
State Street Bank
  1.700% 07/03/2006................  $4,455,000   $ 4,455,000
                                                  -----------
  Repurchase price $4,455,631
  Collateralized by:
    U.S. Treasury Bond
    4.375% 08/15/2012
    Fair Value $4,545,261
TOTAL REPURCHASE AGREEMENTS
  (COST $4,455,000)................               $ 4,455,000
                                                  -----------
TOTAL INVESTMENTS - 102.5%
  (COST $49,149,741) (C)...........               $64,518,043
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (2.5)%..................                (1,547,464)
                                                  -----------
TOTAL NET ASSETS - 100%............               $62,970,579
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
     (a)  Non-Income Producing.

     (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $58,999,581 or 93.7% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
          Statements, not all investments that are subjected to fair value procedures are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio's securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00pm Eastern Time U.S. market close.

     (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.


SECTOR CLASSIFICATIONS:

    (1)  Consumer Discretionary........  16.3%
    (2)  Consumer Staples..............   4.7%
    (3)  Energy........................  13.7%
    (4)  Financials....................   8.5%
    (5)  Health Care...................   2.2%
    (6)  Industrials...................  23.5%
    (7)  Information Technology........   9.8%
    (8)  Materials.....................  16.2%
    (9)  Telecommunication Services....   0.5%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $49,149,741)......................  $64,518,043
  Cash......................................          481
  Foreign currency (Cost $70,638)...........       70,638
  Receivable for fund shares sold...........       34,588
  Dividends and accrued interest
    receivable..............................       73,764
  Prepaid expenses and other assets.........          300
                                              -----------
    Total assets............................   64,697,814
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,505,247
  Payable for fund shares redeemed..........      149,189
  Payable for investment management
    services................................       49,655
  Accrued accounting and custody fees.......       14,716
  Accrued professional fees.................        5,150
  Accrued printing and filing expenses......        3,278
                                              -----------
    Total liabilities.......................    1,727,235
                                              -----------
Net assets..................................  $62,970,579
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 3,030,485
  Paid-in capital in excess of par value....   39,725,380
  Accumulated net realized gain on
    investments.............................    4,684,906
  Net unrealized appreciation/depreciation
    on:
    Investments.............................   15,368,302
    Foreign currency related transactions...      (11,723)
  Undistributed net investment income.......      173,229
                                              -----------
Net assets..................................  $62,970,579
                                              ===========
Shares outstanding..........................    3,030,485
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     20.78
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $   20,953
  Dividends (net of $57,901 foreign taxes
    withheld)................................     494,411
  Other......................................         388
                                               ----------
    Total investment income..................     515,752
                                               ----------
Expenses:
  Management fees............................     295,638
  Custodian fees.............................      57,862
  Directors' fees............................       1,868
  Professional fees..........................       6,565
  Accounting fees............................      33,435
  Printing and filing fees...................       4,494
  Other......................................         166
                                               ----------
    Total expenses...........................     400,028
                                               ----------
    Net investment income....................     115,724
                                               ----------
Realized/unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) on:
    Investments..............................   2,887,891
    Foreign currency related transactions....     (27,301)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   2,069,930
    Foreign currency related transactions....     (12,331)
                                               ----------
    Net realized/unrealized gain (loss) on
      investments and foreign currency
      transactions...........................   4,918,189
                                               ----------
    Change in net assets from operations.....  $5,033,913
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................      $   115,724         $   132,498
  Net realized gain (loss) on investments and foreign
    currency transactions...................................        2,860,590           5,223,283
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........        2,057,599           4,882,538
                                                                  -----------         -----------
    Change in net assets from operations....................        5,033,913          10,238,319
                                                                  -----------         -----------
Distributions to shareholders:
  Distributions paid from net investment income.............               --            (209,127)
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................       11,145,156          13,121,685
  Received from dividends reinvested........................               --             209,127
  Paid for shares redeemed..................................       (3,117,039)         (3,854,845)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........        8,028,117           9,475,967
                                                                  -----------         -----------
      Change in net assets..................................       13,062,030          19,505,159
NET ASSETS:
  Beginning of period.......................................       49,908,549          30,403,390
                                                                  -----------         -----------
  End of period.............................................      $62,970,579         $49,908,549
                                                                  ===========         ===========
  Undistributed net investment income.......................      $   173,229         $    84,806
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX-MONTH PERIOD            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2006       ---------------------------------------
                                                                (UNAUDITED)         2005       2004       2003       2002
                                                              ----------------     ------     ------     ------     ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................       $18.87          $14.69     $12.27     $ 7.99     $ 9.40
Operations:
  Net investment income.....................................         0.03            0.03       0.02       0.01         --
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................         1.88            4.23       2.54       4.29      (1.41)
                                                                   ------          ------     ------     ------     ------
    Total from operations...................................         1.91            4.26       2.56       4.30      (1.41)
                                                                   ------          ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................           --           (0.08)     (0.14)     (0.02)        --
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $20.78          $18.87     $14.69     $12.27     $ 7.99
                                                                   ======          ======     ======     ======     ======
Total return................................................        10.12%(b)       28.99%     20.87%     53.91%    (15.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)......................       $ 63.0          $ 49.9     $ 30.4     $ 24.7     $ 14.8
  Ratios to average net assets:
    Expenses................................................         1.35%(a)        1.47%      1.47%      1.59%      1.56%
    Net investment income...................................         0.39%(a)        0.36%      0.16%      0.10%      0.03%
  Portfolio turnover rate...................................           28%             85%        82%        87%        92%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    10.39%
Five year                                    0.49%
Ten year                                    -2.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Aggressive Growth Portfolio returned (2.22%) versus 2.71% for the current benchmark, the S&P 500 Index.

In the first quarter of 2006, equity markets posted solid gains, supported by healthy earnings reports, retreating energy prices and resilient economic growth. Indeed, the performance of the economy remained impressive, especially this late into a Federal Reserve credit tightening cycle. Consumer spending and housing market activity continued at a healthy, albeit more moderate pace and corporations projected increases in capital investment. During the second quarter, however, signs of inflation, which had remained relatively benign by historic standards despite spikes in fuel prices at the end of 2005, began to creep into the picture with core prices rising for three consecutive months. As a result, the Federal Reserve pushed short-term lending rates higher to 5.25%. The resilience of the housing market and consumer also seemed to thin with uneven home and retail sales and recently weak job data. On the last day of the period, hope was resurrected on the rate front with the latest inflation reading showing no change.

On the downside, high-end grocery chain Whole Foods Market, Inc. stumbled as recent operating performance was stunted by costs associated with the rollout if its new higher-volume, higher-margin stores. The company is refining its store model to a larger, "higher return-on-investment" format with unique prepared food offerings that attempt to generate excitement and intense loyalty among its customers. We expect these new venues to bolster the company's profitability going forward. With only 3% market share of total U.S. grocery sales, we believe Whole Foods Market, Inc. has tremendous growth potential over the next several years as the company penetrates new markets.(1)

Also detracting from performance was Internet search and media company Yahoo!, Inc. which lost favor with investors after reporting fourth-quarter financial results that only met expectations. However, Yahoo!, Inc. has benefited from the ongoing migration of advertising dollars from traditional media into the growing Internet space, which allows advertisers to better target and track media spending. We remain confident in the underlying fundamentals supporting Yahoo!, Inc. and we will continue to closely monitor their valuations.(1)

Biotechnology company Celgene Corp. was the Portfolio's strongest contributor, reflecting the expanding market opportunities tied to its cancer drug, Revlimid. Originally formulated as a drug for blood-borne cancers, Revlimid has shown potential in the treatment of leukemia and non-Hodgkin's lymphoma. Specifically, Revlimid has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved for these additional uses by the Food and Drug Administration in the coming year, which boost sales and profits significantly.(1)

Another standout was Deutsche Boerse AG, owner of the Frankfurt Stock Exchange. The German company continues to capitalize on growth in the European financial derivatives market, and recently reported a 45% surge in quarterly earnings. Deutsche Boerse AG has also benefited from consolidation in the European exchange market, and we believe its hybrid floor-and-electronic trading operation may prove to be the model for other exchanges around the world. We are impressed with the company's business prospects, positioning and valuation, as well as its commitment to returning cash to shareholders in the form of stock repurchase and dividends.(1)

Though the Portfolio's over-weighting in Information Technology detracted from performance on a relative basis, we benefited from our stake in Germany's SAP AG, the world's largest seller of business applications software. SAP AG continues to project double-digit growth in licensing revenues and earnings, and recently captured investor attention with its plans to enter the fast-growing market for on-

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

demand, subscription-based business applications software. Such online software has become a popular alternative with end-users, given the minimal upfront investment and quick turnaround time.(1)

We also benefited from a rebound in shares of Research in Motion Ltd., maker of the BlackBerry wireless email system. The company was able to settle a patent infringement suit brought by rival NTP, avoiding an injunction on sales of its popular BlackBerry device. We anticipate investor subscriber growth to rebound now that uncertainty over the future of the BlackBerry service has lifted.(1)

Looking ahead, in our opinion the economy has remained surprisingly robust despite many headwinds -- high budget deficits that at some point will impact monetary policy, moderating consumer demand due to high oil prices and slowing house price appreciation, and corporate profit squeezes from rising raw material prices and weak end-user pricing ability. We remain cautiously optimistic on the economic and market outlook and believe that the economy will continue to grow, albeit at a slower pace. Moreover, we believe that the Federal Reserve may be close to ending this round of credit tightening, which could help alleviate some market uncertainty. In this environment, we expect to see the market continue to favor companies that provide strong earnings growth despite these impediments, so the Portfolio remains invested predominantly in stocks that we believe can grow organically and have specific catalysts to improve shareholder value.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO               S&P 500 INDEX
                                                                ---------------------------               -------------
06/96                                                                     10000.00                           10000.00
                                                                          10255.00                           11168.00
06/97                                                                     10781.00                           13470.00
                                                                          11540.00                           14895.00
06/98                                                                     12463.00                           17533.00
                                                                          12444.00                           19151.00
06/99                                                                     11816.00                           21523.00
                                                                          13161.00                           23181.00
06/00                                                                     12077.00                           23083.00
                                                                           9562.00                           21071.00
06/01                                                                      7281.00                           19659.00
                                                                           6519.00                           18566.00
06/02                                                                      5502.00                           16123.00
                                                                           4700.00                           14463.00
06/03                                                                      5333.00                           16164.00
                                                                           6180.00                           18612.00
06/04                                                                      6395.00                           19252.00
                                                                           6734.00                           20637.00
06/05                                                                      6757.00                           20470.00
                                                                           7628.00                           21650.00
06/06                                                                      7459.00                           22236.00


Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               81.0
Preferred Stocks (3)                             1.0
Short-Term Notes                                18.9
Repurchase Agreements
  Less Net Liabilities                          (0.9)
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                      % of Net Assets
 1.  Celgene Corp.                                5.0
 2.  Whole Foods Market, Inc.                     3.2
 3.  Dade Behring Holdings, Inc.                  2.9
 4.  Yahoo!, Inc.                                 2.8
 5.  Roche Holding AG                             2.7
 6.  ABB Ltd.                                     2.5
 7.  Nordstorm, Inc.                              2.4
 8.  SAP AG - ADR                                 2.1
 9.  Davide Campari-Milano SpA                    2.0
10.  United Parcel Service, Inc.
     Class B                                      1.6

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors (combined):

                                                                     % of Net Assets
      Health Care                                                               18.1
      Information Technology                                                    17.9
      Financials                                                                12.8
      Consumer Discretionary                                                    10.7
      Industrials                                                                9.6
      Consumer Staples                                                           7.1
      Telecommunication Services                                                 2.5
      Materials                                                                  1.5
      Information Technology                                                     1.0
      Energy                                                                     0.8
                                                                     ---------------
                                                                                82.0
                                                                     ===============

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 81.0%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 10.7%
AUTOMOBILES - 1.7%
Bayerische Motoren Werke AG (c)....       3,176   $   158,386
Nissan Motor Co., Ltd. (c).........      11,200       122,300
                                                  -----------
                                                      280,686
                                                  -----------
DIVERSIFIED CONSUMER SERVICES -0.9%
Apollo Group, Inc. Class A (a).....       2,970       153,460
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -3.3%
Four Seasons Hotels, Inc. .........       2,990       183,706
Harrah's Entertainment, Inc. ......       2,590       184,356
Scientific Games Corp. Class A
  (a)..............................       4,590       163,496
                                                  -----------
                                                      531,558
                                                  -----------
INTERNET & CATALOG RETAIL - 0.6%
Submarino SA - GDR (b).............       2,300        92,457
                                                  -----------
MEDIA - 0.8%
Lamar Advertising Co. (a)..........       2,465       132,765
                                                  -----------
MULTILINE RETAIL - 2.4%
Nordstrom, Inc. ...................      10,695       390,368
                                                  -----------
SPECIALTY RETAIL - 1.0%
Abercrombie & Fitch Co. Class A....       3,015       167,121
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 1,748,415
                                                  -----------
CONSUMER STAPLES - 7.1%
BEVERAGES - 2.0%
Davide Campari-Milano SpA (c)......      32,328       334,810
                                                  -----------
FOOD & STAPLES RETAILING - 4.3%
Sysco Corp. .......................       5,475       167,316
Whole Foods Market, Inc. ..........       8,185       529,078
                                                  -----------
                                                      696,394
                                                  -----------
HOUSEHOLD PRODUCTS - 0.8%
Reckitt Benckiser PLC (c)..........       3,603       134,440
                                                  -----------
TOTAL CONSUMER STAPLES.............                 1,165,644
                                                  -----------
ENERGY - 0.8%
OIL, GAS & CONSUMABLE FUELS - 0.8%
EOG Resources, Inc. ...............       1,840       127,586
                                                  -----------
TOTAL ENERGY.......................                   127,586
                                                  -----------
FINANCIALS - 12.8%
CAPITAL MARKETS - 5.5%
Merrill Lynch & Co., Inc. .........       2,820       196,159
Mitsubishi UFJ Securities Co., Ltd.
  (c)..............................       9,000       116,723
National Financial Partners
  Corp. ...........................       1,655        73,333
optionsXpress Holdings, Inc. ......       4,920       114,685
The Goldman Sachs Group, Inc. .....       1,225       184,277
UBS AG (c).........................       2,010       220,025
                                                  -----------
                                                      905,202
                                                  -----------
COMMERCIAL BANKS - 1.5%
Mizuho Financial Group, Inc. (c)...          29       245,945
                                                  -----------

                                                     FAIR
COMMON STOCKS - 81.0%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER FINANCE - 2.4%
American Express Co. ..............       3,190   $   169,772
Credit Saison Co. Ltd. (c).........       4,600       217,953
                                                  -----------
                                                      387,725
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 2.4%
Chicago Mercantile Exchange
  Holdings, Inc. ..................         315       154,712
Moody's Corp. .....................       2,975       162,019
Singapore Exchange (c).............      32,000        71,000
                                                  -----------
                                                      387,731
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.0%
Fannie Mae.........................       3,420       164,502
                                                  -----------
TOTAL FINANCIALS...................                 2,091,105
                                                  -----------
HEALTH CARE - 18.1%
BIOTECHNOLOGY - 5.9%
Celgene Corp. (a)..................      17,180       814,847
Cubist Pharmaceuticals, Inc. (a)...         800        20,144
United Therapeutics Corp. (a)......       2,335       134,893
                                                  -----------
                                                      969,884
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 5.6%
Dade Behring Holdings, Inc. .......      11,565       481,566
Intuitive Surgical, Inc. (a).......       1,765       202,975
Varian Medical Systems, Inc. (a)...       4,820       228,227
                                                  -----------
                                                      912,768
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 0.7%
Coventry Health Care, Inc. (a).....       2,020       110,979
                                                  -----------
PHARMACEUTICALS - 5.9%
Merck & Co., Inc. .................       5,815       211,841
Roche Holding AG (c)...............       2,659       438,768
Sepracor, Inc. (a).................       1,260        71,997
Teva Pharmaceutical Industries,
  Ltd. - ADR.......................       7,660       241,979
                                                  -----------
                                                      964,585
                                                  -----------
TOTAL HEALTH CARE..................                 2,958,216
                                                  -----------
INDUSTRIALS - 9.6%
AEROSPACE & DEFENSE - 1.5%
The Boeing Co. ....................       2,975       243,682
                                                  -----------
AIR FREIGHT & LOGISTICS - 3.0%
C.H. Robinson Worldwide, Inc. .....       4,360       232,388
United Parcel Service, Inc. Class
  B................................       3,105       255,635
                                                  -----------
                                                      488,023
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 2.6%
CoStar Group, Inc. (a).............       2,405       143,891
Park 24 Co. Ltd. (c)...............       4,600       135,860
Stericycle, Inc. (a)...............       2,265       147,451
                                                  -----------
                                                      427,202
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 81.0%                  SHARES        VALUE
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.5%
ABB Ltd. (c).......................      31,928   $   414,554
                                                  -----------
TOTAL INDUSTRIALS..................                 1,573,461
                                                  -----------
INFORMATION TECHNOLOGY - 17.9%
COMMUNICATIONS EQUIPMENT - 2.2%
Cisco Systems, Inc. (a)............      12,240       239,047
QUALCOMM, Inc. ....................       3,260       130,628
                                                  -----------
                                                      369,675
                                                  -----------
COMPUTERS & PERIPHERALS - 2.1%
EMC Corp. (a)......................      13,625       149,466
SanDisk Corp. (a)..................       3,870       197,293
                                                  -----------
                                                      346,759
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.8%
Trimble Navigation Ltd. (a)........       2,905       129,679
                                                  -----------
INTERNET SOFTWARE & SERVICES - 2.8%
Yahoo!, Inc. (a)...................      13,740       453,420
                                                  -----------
IT SERVICES - 1.2%
Ceridian Corp. (a).................       2,665        65,133
Iron Mountain, Inc. (a)............       3,750       140,175
                                                  -----------
                                                      205,308
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.7%
ASML Holding NV - ADR (a)..........       5,290       106,964
Cypress Semiconductor Corp. (a)....       5,380        78,225
Texas Instruments, Inc. ...........       2,960        89,658
                                                  -----------
                                                      274,847
                                                  -----------
SOFTWARE - 7.1%
Adobe Systems, Inc. (a)............       6,865       208,421
Citrix Systems, Inc. (a)...........       1,670        66,967
Electronic Arts, Inc. (a)..........       4,255       183,135
McAfee, Inc. (a)...................       5,425       131,665
NAVTEQ Corp. (a)...................       4,395       196,369
Quest Software, Inc. (a)...........       2,560        35,840
SAP AG - ADR.......................       6,430       337,704
                                                  -----------
                                                    1,160,101
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 2,939,789
                                                  -----------

                                                     FAIR
COMMON STOCKS - 81.0%                  SHARES        VALUE
-------------------------------------------------------------
MATERIALS - 1.5%
CHEMICALS - 1.5%
Potash Corp. of Saskatchewan,
  Inc. ............................       2,825   $   242,865
                                                  -----------
TOTAL MATERIALS....................                   242,865
                                                  -----------
TELECOMMUNICATION SERVICES - 2.5%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.3%
Time Warner Telecom, Inc. (a)......       3,405        50,564
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 2.2%
China Mobile Ltd. (c)..............      19,000       108,655
Crown Castle International Corp.
  (a)..............................       7,140       246,615
                                                  -----------
                                                      355,270
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                   405,834
                                                  -----------
TOTAL COMMON STOCKS
  (COST $11,673,005)...............               $13,252,915
                                                  -----------

                                                     FAIR
PREFERRED STOCKS - 1.0%                SHARES        VALUE
-------------------------------------------------------------

INFORMATION TECHNOLOGY - 1.0%
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.0%
Samsung Electronics Co. Ltd. (c)...         340   $   165,802
                                                  -----------
TOTAL PREFERRED STOCKS
  (COST $127,850)..................               $   165,802
                                                  -----------
                                        FACE         FAIR
SHORT-TERM NOTES - 18.9%               AMOUNT        VALUE
-------------------------------------------------------------
Federal Home Loan Bank Discount
  Note
  4.950%, 07/03/2006...............  $3,100,000   $ 3,099,148
                                                  -----------
TOTAL SHORT-TERM NOTES
  (COST $3,099,148)................               $ 3,099,148
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 0.3%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank
  4.100% 07/03/2006................  $   48,000   $    48,000
                                                  -----------
Repurchase price $48,016
  Collateralized by:
    Federal Home Loan Mortgage
    Corp. Gold Pool #G01505
    5.000%, 01/01/2033
    Fair Value: $14,165
    Federal Home Loan Mortgage
    Corp. Gold Pool #G11440
    4.000%, 08/01/2018
    Fair Value: $500
    Federal Home Loan Mortgage
    Corp. Gold Pool #E99430
    4.500%, 09/01/2018
    Fair Value: $805
    Federal National Mortgage
    Association Pool #555611
    4.500%, 07/01/2018
    Fair Value: $7,089
    Federal Home Loan Mortgage
      Corp.
    Series #2903-BA
    4.500%, 01/15/2018
    Fair Value: $26,399
TOTAL REPURCHASE AGREEMENTS
  (COST $48,000)...................               $    48,000
                                                  -----------
TOTAL INVESTMENTS - 101.2%
  (COST $14,948,003) (D)...........               $16,565,865
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (1.2)%..................                 (193,570)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $16,372,295
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
    ADR: American Depository Receipts
    GDR: Global Depository Receipts
Footnotes:
     (a)  Non Income Producing.

     (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of this security amounted to $92,457 or 0.6% of the Portfolio's net assets.
          This security was deemed liquid pursuant to procedures approved by the Board of Directors.

     (c) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $2,885,221 or 17.6% of the Portfolio's net assets. As discussed in Note 2 of the Notes to the Schedule of Investments, ot all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

     (d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $14,948,003)......................  $ 16,565,865
  Cash......................................           251
  Receivable for securities sold............       152,163
  Receivable for fund shares sold...........        10,186
  Dividends and accrued interest
    receivable..............................         9,140
  Prepaid expenses and other assets.........           115
                                              ------------
    Total assets............................    16,737,720
                                              ------------
Liabilities:
  Payable for securities purchased..........       344,039
  Payable for fund shares redeemed..........            28
  Payable for investment management
    services................................        10,383
  Accrued custody expense...................         1,838
  Accrued professional fees.................         5,095
  Accrued accounting fees...................         2,893
  Accrued printing and filing fees..........         1,149
                                              ------------
    Total liabilities.......................       365,425
                                              ------------
Net assets..................................  $ 16,372,295
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  2,481,456
  Paid-in capital in excess of par value....    26,336,840
  Accumulated net realized loss on
    investments.............................   (14,071,671)
  Net unrealized appreciation on
    investments.............................     1,617,862
  Undistributed net investment income.......         7,808
                                              ------------
Net assets..................................  $ 16,372,295
                                              ============
Shares outstanding..........................     2,481,456
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============
Net asset value per share...................  $       6.60
                                              ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $    17,913
  Dividends (net of withholding tax of
    $4,239)..................................       77,627
                                               -----------
    Total investment income..................       95,540
                                               -----------
Expenses:
  Management fees............................       66,576
  Custodian fees.............................        5,016
  Directors' fees............................          513
  Professional fees..........................        6,039
  Accounting fees............................        8,219
  Printing and filing fees...................        1,017
  Other......................................          352
                                               -----------
    Total expenses...........................       87,732
                                               -----------
    Net investment income....................        7,808
                                               -----------
Realized/unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Net realized gain (loss) on:
    Investments..............................      758,458
    Foreign currency related transactions....          107
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,129,791)
                                               -----------
    Net realized/unrealized gain (loss) on
      investments and foreign currency
      transactions...........................     (371,226)
                                               -----------
    Change in net assets from operations.....  $  (363,418)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)..............................      $     7,808         $   (55,213)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................          758,565           2,580,548
  Change in unrealized appreciation/depreciation on
    investments.............................................       (1,129,791)           (552,546)
                                                                  -----------         -----------
    Change in net assets from operations....................         (363,418)          1,972,789
                                                                  -----------         -----------
Distributions to shareholders:
  Distributions paid from net investment income.............               --              (3,726)
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................        1,524,559           1,850,892
  Received from dividends reinvested........................               --               3,726
  Paid for shares redeemed..................................       (1,368,858)         (3,355,672)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........          155,701          (1,501,054)
                                                                  -----------         -----------
      Change in net assets..................................         (207,717)            468,009
NET ASSETS:
  Beginning of period.......................................       16,580,012          16,112,003
                                                                  -----------         -----------
  End of period.............................................      $16,372,295         $16,580,012
                                                                  ===========         ===========
  Undistributed net investment income.......................      $     7,808         $        --
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD              YEARS ENDED DECEMBER 31,
                                                              ENDED JUNE 30, 2006     ---------------------------------------
                                                                  (UNAUDITED)          2005      2004       2003       2002
                                                              -------------------     ------     -----     ------     -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $ 6.75            $ 5.96     $5.47     $ 4.16     $  5.77
Operations:
  Net investment income (loss)..............................            --             (0.02)       --      (0.01)      (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................         (0.15)             0.81      0.49       1.32       (1.60)
                                                                    ------            ------     -----     ------     -------
      Total from operations.................................         (0.15)             0.79      0.49       1.31       (1.61)
                                                                    ------            ------     -----     ------     -------
Net asset value, end of period..............................        $ 6.60            $ 6.75     $5.96     $ 5.47     $  4.16
                                                                    ======            ======     =====     ======     =======
Total return................................................         (2.22)%(b)        13.28%     8.96%     31.49%     (27.90)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $ 16.4            $ 16.6     $16.1     $ 16.1     $  12.4
  Ratios to average net assets:
    Expenses................................................          1.05% (a)         1.03%     0.95%      1.04%       1.06%
    Net investment income (loss)............................          0.09% (a)        (0.35)%    0.03%     (0.12)%     (0.23)%
  Portfolio turnover rate...................................            50%              139%       87%        94%        108%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 OBJECTIVE

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   13.85%
Five year                                   1.65%
Since inception (1/3/97)                    3.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Small Cap Growth Portfolio returned 7.58% versus 6.07% for the current benchmark, the Russell 2000 Growth Index.

At the end of 2005, volatile energy markets and the Federal Reserve's unwavering campaign to raise short-term interest rates overshadowed solid corporate profit growth and healthy gross domestic product reports. In the first three months of 2006, however, there was a strong rally across several major equity indices, with the S&P 500 Index posting its best first-quarter performance in six years. With inflationary signs cropping up, specifically with three consecutive months of increases in core prices in the second quarter, investors started to squirm, sending the growth-oriented Nasdaq Composite Index to its gravest quarterly decline in a year. This uncertainty was in spite of a strong earnings season and predominately healthy financial indicators, including the highest GDP growth rate in two and a half years.

A notable contributor during the period was Euronet Worldwide, Inc., an operator of automatic teller machines (ATMs) and other electronic financial services across Africa, Europe, India and the Middle East. In the first quarter Euronet Worldwide, Inc. announced more wins in India and a pilot project in China, igniting investor interest with the possibility of accelerated growth through the ATM business.(1)

Within the financial sector, the International Securities Exchange, Inc., an electronic exchange for options trading located in New York, continued to show significant year-over-year growth. As a result it contributed significantly to our performance. Created by former E*TRADE and New York Stock Exchange executives, International Securities Exchange, Inc. was demutualized in 2002, and has since become the world's largest equity options exchange based on volume. Consolidation discussions among exchanges worldwide have generated a great deal of interest in recent years, and more consolidations are anticipated. The exchanges have very good business models due to their incremental margins, which is attractive to investors seeking potential gains in unpredictable markets.(1)

Among our purchases and a significant performer during the period was American Railcar Industries, Inc., which produces and repairs covered hopper and tank railcars, and offers fleet management services. American Railcar Industries, Inc.'s products are used by companies that lease railroad cars to third-party shippers and railroads. Demand for rail services continues to grow, which is driving American Railcar Industries, Inc.'s business.(1)

On the downside was TALX Corp., an application service provider offering unemployment cost management services and electronic employment and income verification services for mortgage lenders, pre-employment screening companies, government agencies and corporate employers. Part of the stock's volatility is connected to ongoing mortgage rate concerns. However, the same investor-momentum that drove TALX Corp. up by buying the stock in the fourth quarter last year, drove it down in the first quarter, as investors sold large positions and took profits. Meanwhile, at period end it was announced that the Federal Trade Commission was investigating whether recent acquisitions significantly limited competition. The company says it will fully cooperate with the inquiry and believes it acted according to regulations. In all, we are comfortable that the company will hit its numbers and believe it has good intrinsic value.(1)

Another detractor included Optimal Group, Inc. which is an online payment processing company. A large portion of Optimal Group, Inc.'s business is credit card processing for international online gambling. The company lagged on uncertainty regarding the legality of Internet gaming. In fact, the entire industry is currently down because of the upcom-

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

ing congressional legislation that will potentially legalize or prohibit Internet gaming. We believe the stock was punished too severely and opted to increase our position during the period.(1)

Looking ahead, although it appears as if the Fed may be close to ending its rate-hike campaign, the behavior of long-term rates, which moved little through 2005, continues to lurk as an unknown in 2006. Any sharp moves could further dampen consumer attitudes, as could the worsening turmoil in the energy markets. In addition, the direction of the housing market is uncertain and there are whispers of a global slowdown. These headwinds will not change our long-term focus on investing in small-cap companies with promising growth potential.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                    SMALL CAP GROWTH
                                                              PORTFOLIO (COMMENCED OPERATIONS              RUSSELL 2000
                                                                      JANUARY 3, 1997                      GROWTH INDEX
                                                              -------------------------------              ------------
1/3/97                                                                    10000.00                           10000.00
06/97                                                                     10079.00                           10509.00
                                                                           9691.00                           11280.00
06/98                                                                     11068.00                           11896.00
                                                                          10546.00                           11419.00
06/99                                                                     12822.00                           12883.00
                                                                          21613.00                           16340.00
06/00                                                                     26317.00                           16540.00
                                                                          17973.00                           12675.00
06/01                                                                     13174.00                           12680.00
                                                                          10870.00                           11505.00
06/02                                                                      8956.00                            9509.00
                                                                           7705.00                            8024.00
06/03                                                                      8925.00                            9575.00
                                                                          11198.00                           11918.00
06/04                                                                     11183.00                           12595.00
                                                                          12480.00                           13623.00
06/05                                                                     12556.00                           13135.00
                                                                          13288.00                           14189.00
06/06                                                                     14295.00                           15051.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The Index presented herein includes the effects of reinvested dividends.
 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               99.9
Repurchase Agreements
  Less Net Liabilities                           0.1
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                     % of Net Assets
 1.  CoStar Group, Inc.                          2.8
 2.  Ultimate Software Group,
     Inc.                                        2.6
 3.  World Fuel Services Corp.                   2.5
 4.  Jarden Corp.                                2.3
 5.  All America Latina Logistica
     S.A.                                        2.0
 6.  Equinix, Inc.                               2.0
 7.  Omnicell, Inc.                              2.0
 8.  TALX Corp.                                  2.0
 9.  International Securities
     Exchange, Inc.                              1.9
10.  American Reprographics Co.                  1.9

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Information Technology                   25.9
      Consumer Discretionary                   23.5
      Industrials                              19.8
      Health Care                              19.2
      Energy                                    6.7
      Financials                                3.3
      Telecommunication Services                1.4
      Materials                                 0.1
                                    ---------------
                                               99.9
                                    ===============

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                    FAIR
COMMON STOCKS - 99.9%                  SHARES       VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY - 23.5%
DIVERSIFIED CONSUMER SERVICES - 0.9%
Sotheby's Holdings, Inc. Class A
  Limited Voting Common (a)..........   5,990    $   157,238
                                                 -----------
HOTELS, RESTAURANTS & LEISURE - 4.4%
Century Casinos, Inc. (a)............  22,325        239,101
Four Seasons Hotels, Inc. ...........   1,615         99,226
Intrawest Corp. .....................   4,825        153,724
Orient-Express Hotels Ltd. Class A...   7,035        273,239
                                                 -----------
                                                     765,290
                                                 -----------
HOUSEHOLD DURABLES - 2.3%
Jarden Corp. (a).....................  13,555        412,750
                                                 -----------
INTERNET & CATALOG RETAIL - 4.8%
GSI Commerce, Inc. (a)...............  10,420        140,983
Submarino SA (b).....................  16,200        325,286
ValueVision Media, Inc. (a)..........  25,570        282,037
VistaPrint Limited (a)...............   3,445         92,119
                                                 -----------
                                                     840,425
                                                 -----------
LEISURE EQUIPMENT & PRODUCTS - 2.5%
Marvel Entertainment, Inc. (a).......  14,005        280,100
Polaris Industries, Inc. ............   3,675        159,128
                                                 -----------
                                                     439,228
                                                 -----------
MEDIA - 2.7%
Genius Products, Inc. (a)............  79,495        141,501
Lions Gate Entertainment Corp. (a)...  38,140        326,097
                                                 -----------
                                                     467,598
                                                 -----------
SPECIALTY RETAIL - 4.4%
Bebe Stores, Inc. ...................  16,055        247,568
J. Crew Group, Inc. (a)..............   6,075        166,759
Volcom, Inc. (a).....................   6,725        215,133
Zumiez, Inc. (a).....................   3,945        148,213
                                                 -----------
                                                     777,673
                                                 -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 1.5%
Carter's, Inc. (a)...................  10,140        268,000
                                                 -----------
TOTAL CONSUMER DISCRETIONARY.........              4,128,202
                                                 -----------
ENERGY - 6.7%
ENERGY EQUIPMENT & SERVICES - 2.3%
Basic Energy Services, Inc. (a)......   3,005         91,863
TETRA Technologies, Inc. (a).........  10,085        305,475
                                                 -----------
                                                     397,338
                                                 -----------
OIL, GAS & CONSUMABLE FUELS - 4.4%
Carrizo Oil & Gas, Inc. (a)..........   3,465        108,489
Gasco Energy, Inc. (a)...............  13,375         59,519
Western Oil Sands, Inc. (a) (b)......   5,991        166,050
World Fuel Services Corp. ...........   9,705        443,421
                                                 -----------
                                                     777,479
                                                 -----------
TOTAL ENERGY.........................              1,174,817
                                                 -----------

                                                    FAIR
COMMON STOCKS - 99.9%                  SHARES       VALUE
------------------------------------------------------------
FINANCIALS - 3.3%
CAPITAL MARKETS - 0.7%
optionsXpress Holdings, Inc. ........   5,415    $   126,223
                                                 -----------
DIVERSIFIED FINANCIAL SERVICES - 2.6%
International Securities Exchange,
  Inc. ..............................   8,960        341,107
MarketAxess Holdings, Inc. (a).......  10,170        111,972
                                                 -----------
                                                     453,079
                                                 -----------
TOTAL FINANCIALS.....................                579,302
                                                 -----------
HEALTH CARE - 19.2%
BIOTECHNOLOGY - 2.8%
Cubist Pharmaceuticals, Inc. (a).....  13,240        333,383
United Therapeutics Corp. (a)........   2,615        151,069
                                                 -----------
                                                     484,452
                                                 -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.2%
CONMED Corp. (a).....................   1,210         25,047
Dexcom, Inc. (a).....................   3,345         45,425
I-Flow Corp. (a).....................  13,785        149,154
                                                 -----------
                                                     219,626
                                                 -----------
HEALTH CARE PROVIDERS &
  SERVICES - 11.2%
Bio-Reference Labs, Inc. (a).........   2,425         52,768
Centene Corp. (a)....................  12,825        301,772
Dialysis Corporation of America
  (a)................................     600          6,672
DrugMax, Inc. (a)....................  87,165         49,684
Emageon, Inc. (a)....................   3,525         51,430
HealthExtras, Inc. (a)...............   5,750        173,765
Hythiam, Inc. (a)....................  20,000        139,400
LHC Group, Inc. (a)..................   8,075        160,854
MWI Veterinary Supply, Inc. (a)......   3,180        115,847
PSS World Medical, Inc. (a)..........  12,160        214,624
Radiation Therapy Services, Inc.
  (a)................................  11,090        298,432
United Surgical Partners
  International, Inc. (a)............   8,325        250,333
WellCare Health Plans, Inc. (a)......   3,015        147,886
                                                 -----------
                                                   1,963,467
                                                 -----------
HEALTH CARE TECHNOLOGY - 2.0%
Omnicell, Inc. (a)...................  25,125        347,227
                                                 -----------
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Ventana Medical Systems Inc. (a).....   1,140         53,785
                                                 -----------
PHARMACEUTICALS - 1.7%
Adams Respiratory Therapeutics (a)...   2,645        118,020
MGI Pharma, Inc. (a).................   8,670        186,405
                                                 -----------
                                                     304,425
                                                 -----------
TOTAL HEALTH CARE....................              3,372,982
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                    FAIR
COMMON STOCKS - 99.9%                  SHARES       VALUE
------------------------------------------------------------
INDUSTRIALS - 19.8%
AEROSPACE & DEFENSE - 1.3%
Ceradyne, Inc. (a)...................   2,800    $   138,572
TransDigm Group, Inc. (a)............   3,915         93,764
                                                 -----------
                                                     232,336
                                                 -----------
AIR FREIGHT & LOGISTICS - 1.2%
Pacer International, Inc. ...........   6,140        200,041
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES -10.5%
American Reprographics Co. (a).......   9,265        335,856
Barrett Business Services, Inc.
  (a)................................   5,610        102,943
CoStar Group, Inc. (a)...............   8,306        496,948
Huron Consulting Group, Inc. (a).....   7,150        250,893
Kenexa Corp. (a).....................   4,350        138,548
On Assignment, Inc. (a)..............   8,925         82,021
Resources Connection, Inc. (a).......   3,935         98,454
The Advisory Board Co. (a)...........   6,330        304,410
The Providence Service Corp. (a).....   1,495         40,709
                                                 -----------
                                                   1,850,782
                                                 -----------
CONSTRUCTION & ENGINEERING - 1.0%
Flint Energy Services Ltd. (a) (b)...   3,485        181,290
                                                 -----------
MACHINERY - 1.1%
American Railcar Industries, Inc. ...   6,020        199,322
                                                 -----------
MARINE - 0.6%
Horizon Lines Inc. Class A...........   6,740        107,975
                                                 -----------
ROAD & RAIL - 2.0%
All America Latina Logistica S.A.
  (b)................................   5,200        352,685
                                                 -----------
TRADING COMPANIES &
  DISTRIBUTORS - 2.1%
Beacon Roofing Supply, Inc. (a)......   4,650        102,347
Nuco2, Inc. (a)......................  10,685        256,867
                                                 -----------
                                                     359,214
                                                 -----------
TOTAL INDUSTRIALS....................              3,483,645
                                                 -----------
INFORMATION TECHNOLOGY - 25.9%
COMMUNICATIONS EQUIPMENT - 2.6%
Netgear, Inc. (a)....................   1,980         42,867
NICE Systems, Ltd. - ADR (a).........   8,800        247,632
Oplink Communications, Inc. (a)......   8,965        164,149
                                                 -----------
                                                     454,648
                                                 -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 2.1%
Optimal Group, Inc. (a)..............  12,310        166,308
Trimble Navigation Ltd. (a)..........   4,385        195,747
                                                 -----------
                                                     362,055
                                                 -----------

                                                    FAIR
COMMON STOCKS - 99.9%                  SHARES       VALUE
------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 7.3%
Bankrate, Inc. (a)...................   5,050    $   190,688
Chordiant Software, Inc. (a).........   8,595         26,043
Dealertrack Holdings, Inc. (a).......   4,595        101,595
Equinix, Inc. (a)....................   6,385        350,281
Excapsa Software, Inc. (a) (b).......  20,812         26,940
Liquidity Services, Inc. (a).........   3,010         46,866
LivePerson, Inc. (a).................  40,955        198,632
LoopNet, Inc. (a)....................     795         14,795
Omniture, Inc. (a)...................  10,600         77,274
ValueClick, Inc. (a).................  11,120        170,692
Workstream, Inc. (a).................  53,450         79,106
                                                 -----------
                                                   1,282,912
                                                 -----------
IT SERVICES - 3.1%
Euronet Worldwide, Inc. (a)..........   5,945        228,110
Infocrossing, Inc. (a)...............  27,715        320,108
                                                 -----------
                                                     548,218
                                                 -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.9%
Microsemi Corp. (a)..................  12,435        303,165
SiRF Technology Holdings, Inc. (a)...   1,210         38,986
                                                 -----------
                                                     342,151
                                                 -----------
SOFTWARE - 8.9%
NAVTEQ Corp. (a).....................   6,580        293,995
Open Solutions, Inc. (a).............  11,585        308,277
Quest Software, Inc. (a).............   8,930        125,020
Synchronoss Technologies, Inc. (a)...   5,505         47,783
TALX Corp. ..........................  15,670        342,703
Ultimate Software Group, Inc. (a)....  23,815        456,295
                                                 -----------
                                                   1,574,073
                                                 -----------
TOTAL INFORMATION TECHNOLOGY.........              4,564,057
                                                 -----------
MATERIALS - 0.1%
METALS & MINING - 0.1%
HudBay Minerals, Inc. (a) (b)........   1,228         15,621
                                                 -----------
TOTAL MATERIALS......................                 15,621
                                                 -----------
TELECOMMUNICATION SERVICES - 1.4%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.4%
NeuStar, Inc. Class A (a)............   7,145        241,144
                                                 -----------
TOTAL TELECOMMUNICATION SERVICES.....                241,144
                                                 -----------
TOTAL COMMON STOCKS
  (COST $16,169,855).................            $17,559,770
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 0.5%            AMOUNT       VALUE
-------------------------------------------------------------
U.S. Bank
  4.100% 07/03/2006..................  $ 91,000   $    91,000
                                                  -----------
  Repurchase price $91,031
  Collateralized by:
    Federal Home Loan Mortgage Corp.
    Gold Pool #G01505
    5.000%, 01/01/2033
    Fair Value: $26,855
    Federal Home Loan Mortgage Corp.
    Gold Pool #G11440
    4.000%, 08/01/2018
    Fair Value: $948
    Federal Home Loan Mortgage Corp.
    Gold Pool #E99430
    4.500%, 09/01/2018
    Fair Value: $1,525
    Federal National Mortgage
    Association Pool #555611
    4.500%, 07/01/2018
    Fair Value: $13,439
    Federal Home Loan Mortgage Corp.
    Series #2903-BA
    4.500%, 01/15/2018
    Fair Value: $50,047
TOTAL REPURCHASE AGREEMENTS
  (COST $91,000).....................             $    91,000
                                                  -----------
TOTAL INVESTMENTS - 100.4%
  (COST $16,260,855) (C).............             $17,650,770
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.4)%..............                 (77,061)
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $17,573,709
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
  ADR: American Depository Receipts
Footnotes:
(a)  Non Income Producing.
(b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $1,067,872 or 6.1% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
     Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $16,260,855)......................  $ 17,650,770
  Cash......................................           729
  Receivable for securities sold............       260,849
  Receivable for fund shares sold...........         1,748
  Dividends and accrued interest
    receivable..............................         2,973
  Prepaid expenses and other assets.........           121
                                              ------------
    Total assets............................    17,917,190
                                              ------------
Liabilities:
  Payable for securities purchased..........       284,419
  Payable for fund shares redeemed..........        34,248
  Payable for investment management
    services................................        13,613
  Accrued custody expense...................         1,137
  Accrued professional fees.................         5,098
  Accrued accounting fees...................         2,570
  Accrued printing and filing fees..........         1,186
  Other accrued expenses....................         1,210
                                              ------------
    Total liabilities.......................       343,481
                                              ------------
Net assets..................................  $ 17,573,709
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  1,876,529
  Paid-in capital in excess of par value....    29,858,833
  Accumulated net realized loss on
    investments.............................   (15,470,206)
  Net unrealized appreciation on
    investments.............................     1,389,915
  Accumulated net investment loss...........       (81,362)
                                              ------------
Net assets..................................  $ 17,573,709
                                              ============
Shares outstanding..........................     1,876,529
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============
Net asset value per share...................  $       9.37
                                              ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $    3,070
  Dividends (net of withholding tax of
    $287)....................................      11,519
  Other......................................          27
                                               ----------
    Total investment income..................      14,616
                                               ----------
Expenses:
  Management fees............................      86,654
  Custodian fees.............................       3,371
  Directors' fees............................         569
  Professional fees..........................       6,057
  Accounting fees............................       7,473
  Printing and filing fees...................         963
  Other......................................         384
                                               ----------
    Total expenses...........................     105,471
                                               ----------
    Net investment loss......................     (90,855)
                                               ----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....   1,752,542
  Change in unrealized
    appreciation/depreciation on
    investments..............................    (386,354)
                                               ----------
    Net realized/unrealized gain (loss) on
      investments............................   1,366,188
                                               ----------
    Change in net assets from operations.....  $1,275,333
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $   (90,855)        $  (131,236)
  Net realized gain (loss) on investments...................        1,752,542           4,552,080
  Change in unrealized appreciation/depreciation on
    investments.............................................         (386,354)         (3,367,428)
                                                                  -----------         -----------
    Change in net assets from operations....................        1,275,333           1,053,416
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................        1,594,869           2,066,017
  Paid for shares redeemed..................................       (2,389,500)         (4,178,226)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........         (794,631)         (2,112,209)
                                                                  -----------         -----------
      Change in net assets..................................          480,702          (1,058,793)
NET ASSETS:
  Beginning of period.......................................       17,093,007          18,151,800
                                                                  -----------         -----------
  End of period.............................................      $17,573,709         $17,093,007
                                                                  ===========         ===========
  Undistributed net investment income (Accumulated net
    investment loss)........................................      $   (81,362)        $     9,493
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD              YEARS ENDED DECEMBER 31,
                                                              ENDED JUNE 30, 2006     ---------------------------------------
                                                                  (UNAUDITED)          2005       2004       2003       2002
                                                              -------------------     ------     ------     ------     ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $ 8.71            $ 8.18     $ 7.34     $ 5.05     $ 7.12
Operations:
  Net investment loss.......................................         (0.05)            (0.07)     (0.05)     (0.04)     (0.05)
  Net realized and unrealized gain (loss) on investments....          0.71              0.60       0.89       2.33      (2.02)
                                                                    ------            ------     ------     ------     ------
      Total from operations.................................          0.66              0.53       0.84       2.29      (2.07)
                                                                    ------            ------     ------     ------     ------
Net asset value, end of period..............................        $ 9.37            $ 8.71     $ 8.18     $ 7.34     $ 5.05
                                                                    ======            ======     ======     ======     ======
Total return................................................          7.58%(b)          6.48%     11.44%     45.35%    (29.07)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $ 17.6            $ 17.1     $ 18.2     $ 18.1     $ 12.5
  Ratios to average net assets:
    Expenses................................................          1.16%(a)          1.11%      1.11%      1.19%      1.21%
    Net investment loss.....................................         (1.00)%(a)        (0.77)%    (0.69)%    (0.72)%    (0.80)%
  Portfolio turnover rate...................................            52%               93%        38%        40%       285%

--------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 OBJECTIVE

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    16.04%
Five year                                    4.81%
Since inception (1/3/97)                    11.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Mid Cap Opportunity Portfolio returned 5.17% versus 2.56% for the current benchmark, the Russell MidCap Growth Index.

As the market began to slide in May, investors were quick to take profits across the board. Two of our top performing sectors in the first quarter, Information Technology and Materials, were among our worst performers in the second quarter. Enthusiasm for growth stocks turned sour as conventional wisdom embraced the idea that the U.S. economy is headed for a sharp downturn. During the second quarter, lower beta and more defensive groups did better. Consumer Staples was our best performing sector, and also a top relative performer due to an over-weight and good stock picking.(1)

We remain over-weighted in Information Technology stocks and we continue to believe that the rationale for owning these companies, especially telecommunication equipment vendors remains strong. Order flow and backlogs continue to be quite solid, and high levels of cash on U.S. corporate balance sheets should further fuel demand for increased capital expenditures. The second half of 2006 could be a surprisingly good period for technology stocks.(1)

In the Telecommunication Services space, Ciena Corp., Tellabs, Inc, and Nortel Networks Corp. declined in the second quarter. Ciena Corp. is a leading supplier of optical networking and broadband access equipment. Recently, the company reported strong quarterly results, well ahead of Wall Street expectations. New products are selling well and the fundamental outlook remains strong. Nevertheless, the stock declined some 28% during the quarter before rebounding, as investors fretted about the level of capital expenditure spending in the telecom equipment sector. Tellabs, Inc. which remains one of our favorite stocks in telecom, was affected by the same issue. The company designs and develops digital cross connects and routers for optical networking and broadband data. We believe the company is well positioned to benefit from a major network upgrade cycle as their customers (Verizon, AT&T, and Bellsouth) upgrade their networks to compete with cable. Like Ciena Corp., Tellabs, Inc. has sold off some 22% from its April high on no change to its fundamentals. Nortel Networks Corp. was sold during the quarter. New management has attempted to reorganize and reposition this large telecom company to improve products, margins, and profitability. So far they have failed to achieve these objectives and after six months, we cut our losses and redeployed the assets into Ciena Corp., Tellabs, Inc. and other technology holdings at more favorable prices.(1)

All was not doom and gloom in telecom, however as Interdigital Communications Corp. was a big winner in a down market. Interdigital Communications Corp. designs circuits and also licenses wireless technology to some of the world's largest manufacturers of cell phones. Nokia signed a large royalty agreement that will likely influence other global players (Sony-Ericsson, Samsung, etc.) to sign deals with the company in 2006.(1)

As investors shifted to lower-beta, more-conservative investments, our positions in Herbalife Ltd. and Hansen Natural Corp. benefited. Both of these companies were among our best performers in the first half of 2006, have visible revenue and earnings momentum, and are perceived to be somewhat "recession proof". Herbalife Ltd. markets weight management, nutritional supplements, and skincare products worldwide. They are a leading player in the fast growing direct selling industry. Hansen Natural Corp. manufactures energy drinks, fruit juices, smoothies, and natural sodas. We believe the firm is well positioned to gain market share in the energy drink segment. Hansen Natural Corp. has plenty of room to grow as energy drinks are still less than 1% of the caffeinated beverage segment.(1)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

Not all of our consumer-oriented stocks did well in the first half of 2006; Urban Outfitters, Inc. was a disappointment. This specialty retailer's business took a lackluster turn this spring and excess inventory forced management to increase summer markdowns causing a slight reduction in earnings. We underestimated the dramatic stock sell-off in the company's shares, and did not cut our losses. We do believe, however that merchandising problems have been addressed by management and we should see improvement this fall. With the stock down over 30% year-to-date, we added to our position during the second quarter.(1)

If the economy is moving into a mid-cycle slowdown, it will take the pressure off the Fed to continue to raise interest rates. A more accommodative Federal Reserve should help the financial services sector. Since we think the Fed is close to ending rate hikes, we increased our weightings in this sector from a slight under-weight to over-weight (16.9% vs. 11.6%). Our investment in First Marblehead Corp. added to our performance last quarter. This company provides loan securitization for undergraduate and graduate student loans in the United States. New management has done a great job signing up new customers and leveraging their proprietary database to structure loans for the secondary market.(1)

During the last quarter the Federal Reserve boosted its short-term interest rate target for the 17th consecutive time. The U.S. economy remains in very good shape but is already slowing from its strong first quarter GDP growth rate of over 5%. This slowdown will ultimately take the pressure off the Fed to continue to raise rates. Inflation expectations are slowly rolling over (gold, copper, lumber, and other commodities are well off their highs) and one or two more rate hikes to 5.50%-5.75% won't kill this expansion. Our opinion is at odds with many investors who fear an "end of cycle recession" versus a "mid-cycle slowdown". The last two mid-cycle slowdowns were in 1985 and 1995, and were positive for the equity markets. We believe any negative economic impact of a weaker consumer will be more than offset by continued strong business lending and a capital spending environment that remains robust.

Equity valuations are extremely attractive and are at levels not seen in a long time. The S&P 500 currently trades at about 16 times trailing earnings-per-share
(EPS) and 13 times 2007 bottom-up consensus estimates. By comparison, the Portfolio trades at about 16 times forecast 2007 earnings, roughly in line with the Russell Midcap Growth Index. With an economy that is still growing, valuations that are very reasonable, and a Fed that will become more accommodative, we remain constructive on the U.S. equity market.

As we go into the second half of 2006, we believe the risk/reward of owning equities is dramatically in our favor. As a fellow investor in the strategy, we remain focused and committed to our investment goal: long-term growth of capital. We appreciate your continued confidence and support.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               MID CAP OPPORTUNITY PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                   RUSSELL MIDCAP GROWTH INDEX
                                                              --------------------------------     ---------------------------
1/3/97                                                                    10000.00                           10000.00
06/97                                                                     11333.00                           11041.00
                                                                          13657.00                           12240.00
06/98                                                                     14451.00                           13693.00
                                                                          14624.00                           14427.00
06/99                                                                     17751.00                           16474.00
                                                                          23727.00                           21827.00
06/00                                                                     23884.00                           24479.00
                                                                          21725.00                           19262.00
06/01                                                                     21397.00                           16765.00
                                                                          18938.00                           15381.00
06/02                                                                     15651.00                           12350.00
                                                                          14084.00                           11166.00
06/03                                                                     16767.00                           13258.00
                                                                          20611.00                           15935.00
06/04                                                                     21690.00                           16881.00
                                                                          23405.00                           18401.00
06/05                                                                     23317.00                           18715.00
                                                                          25742.00                           20628.00
06/06                                                                     27058.00                           21155.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate. The Index presented herein includes the effects of reinvested dividends.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               98.8
Repurchase Agreements
  Less Net Liabilities                           1.2
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                     % of Net Assets
 1.  Oregon Steel Mills, Inc.                    1.8
 2.  Mueller Water Products, Inc.
     Class A                                     1.8
 3.  Palm, Inc.                                  1.7
 4.  Tellabs, Inc.                               1.7
 5.  Landstar System, Inc.                       1.7
 6.  Gemstar-TV Guide
     International, Inc.                         1.6
 7.  Vulcan Materials Co.                        1.6
 8.  Amylin Pharmaceuticals, Inc.                1.6
 9.  Cephalon, Inc.                              1.6
10.  Ciena Corp.                                 1.5

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    28.8
      Financials                                                                17.3
      Consumer Discretionary                                                    16.3
      Health Care                                                               13.9
      Industrials                                                                9.2
      Energy                                                                     6.3
      Materials                                                                  3.4
      Consumer Staples                                                           2.4
      Utilities                                                                  1.2
                                                                     ---------------
                                                                                98.8
                                                                     ===============

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 98.8%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 16.3%
HOTELS, RESTAURANTS &
  LEISURE - 6.2%
Boyd Gaming Corp. .................      25,700   $ 1,037,252
Hilton Hotels Corp. ...............      44,500     1,258,460
International Game Technology......      27,500     1,043,350
Penn National Gaming, Inc. (a).....      27,000     1,047,060
Scientific Games Corp. Class A
  (a)..............................      30,000     1,068,600
                                                  -----------
                                                    5,454,722
                                                  -----------
HOUSEHOLD DURABLES - 1.2%
Harman International Industries,
  Inc. ............................      12,000     1,024,440
                                                  -----------
INTERNET & CATALOG RETAIL - 1.4%
NetFlix, Inc. (a)..................      45,000     1,224,450
                                                  -----------
MEDIA - 2.7%
Gemstar-TV Guide International,
  Inc. (a).........................     400,000     1,408,000
Univision Communications, Inc.
  Class A (a)......................      30,000     1,005,000
                                                  -----------
                                                    2,413,000
                                                  -----------
SPECIALTY RETAIL - 4.8%
Bebe Stores, Inc. .................      60,000       925,200
Limited Brands, Inc. ..............      45,000     1,151,550
The TJX Cos., Inc. ................      48,000     1,097,280
Urban Outfitters, Inc. (a).........      63,000     1,101,870
                                                  -----------
                                                    4,275,900
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                14,392,512
                                                  -----------
CONSUMER STAPLES - 2.4%
BEVERAGES - 1.1%
Hansen Natural Corp. (a)...........       5,000       951,850
                                                  -----------
PERSONAL PRODUCTS - 1.3%
Herbalife Ltd. (a).................      30,000     1,197,000
                                                  -----------
TOTAL CONSUMER STAPLES.............                 2,148,850
                                                  -----------
ENERGY - 6.3%
ENERGY EQUIPMENT & SERVICES - 2.7%
BJ Services Co. ...................      29,000     1,080,540
Grant Prideco, Inc. (a)............      30,000     1,342,500
                                                  -----------
                                                    2,423,040
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 3.6%
EOG Resources, Inc. ...............      17,000     1,178,780
Southwestern Energy Co. (a)........      28,000       872,480
XTO Energy, Inc. ..................      25,000     1,106,750
                                                  -----------
                                                    3,158,010
                                                  -----------
TOTAL ENERGY.......................                 5,581,050
                                                  -----------
FINANCIALS - 17.3%
CAPITAL MARKETS - 6.4%
Affiliated Managers Group, Inc.
  (a)..............................      12,000     1,042,680
E*TRADE Financial Corp. (a)........      47,300     1,079,386
Investment Technology Group, Inc.
  (a)..............................      25,200     1,281,672
Legg Mason, Inc. ..................      13,000     1,293,760
T. Rowe Price Group, Inc. .........      24,600       930,126
                                                  -----------
                                                    5,627,624
                                                  -----------

                                                     FAIR
COMMON STOCKS - 98.8%                  SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 4.5%
AmericanWest Bancorp...............      46,000   $ 1,041,900
Commerce Bancshares, Inc. .........      20,000     1,001,000
SVB Financial Group (a)............      22,000     1,000,120
Zions Bancorporation...............      12,500       974,250
                                                  -----------
                                                    4,017,270
                                                  -----------
CONSUMER FINANCE - 1.4%
The First Marblehead Corporation...      21,000     1,195,740
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 1.2%
Chicago Mercantile Exchange
  Holdings, Inc. ..................       2,200     1,080,530
                                                  -----------
INSURANCE - 3.8%
Covanta Holding Corp. (a)..........      60,000     1,059,000
Genworth Financial, Inc. Class A...      33,000     1,149,720
Loews Corp. - Carolina Group.......      23,000     1,181,510
                                                  -----------
                                                    3,390,230
                                                  -----------
TOTAL FINANCIALS...................                15,311,394
                                                  -----------
HEALTH CARE - 13.9%
BIOTECHNOLOGY - 3.1%
Amylin Pharmaceuticals, Inc. (a)...      28,000     1,382,360
Cephalon, Inc. (a).................      23,000     1,382,300
                                                  -----------
                                                    2,764,660
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 4.6%
Advanced Medical Optics, Inc.
  (a)..............................      20,000     1,014,000
Cytyc Corp. (a)....................      38,500       976,360
DENTSPLY International, Inc. ......      16,300       987,780
ResMed, Inc. (a)...................      22,500     1,056,375
                                                  -----------
                                                    4,034,515
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 2.4%
MedcoHealth Solutions, Inc. (a)....      20,000     1,145,600
Sunrise Senior Living, Inc. (a)....      37,000     1,023,050
                                                  -----------
                                                    2,168,650
                                                  -----------
LIFE SCIENCES TOOLS &
  SERVICES - 1.3%
Thermo Electron Corp. (a)..........      31,500     1,141,560
                                                  -----------
PHARMACEUTICALS - 2.5%
Forest Laboratories, Inc. Class A
  (a)..............................      33,000     1,276,770
Shire PLC - ADR....................      21,000       928,830
                                                  -----------
                                                    2,205,600
                                                  -----------
TOTAL HEALTH CARE..................                12,314,985
                                                  -----------
INDUSTRIALS - 9.2%
AIRLINES - 1.3%
AMR Corp. (a)......................      45,000     1,143,900
                                                  -----------
BUILDING PRODUCTS - 1.1%
Simpson Manufacturing Co., Inc. ...      28,000     1,009,400
                                                  -----------
CONSTRUCTION & ENGINEERING - 2.4%
Chicago Bridge & Iron Co.
  NV - ADR.........................      45,000     1,086,750
McDermott International, Inc.
  (a)..............................      22,500     1,023,075
                                                  -----------
                                                    2,109,825
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 98.8%                  SHARES        VALUE
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.9%
Ametek, Inc. ......................      16,900   $   800,722
                                                  -----------
MACHINERY - 1.8%
Mueller Water Products, Inc. Class
  A (a)............................      93,000     1,619,130
                                                  -----------
ROAD & RAIL - 1.7%
Landstar System, Inc. .............      31,000     1,464,130
                                                  -----------
TOTAL INDUSTRIALS..................                 8,147,107
                                                  -----------
INFORMATION TECHNOLOGY - 28.8%
COMMUNICATIONS EQUIPMENT - 5.8%
3Com Corp. (a).....................     200,000     1,024,000
Ciena Corp. (a)....................     285,000     1,370,850
Interdigital Communications Corp.
  (a)..............................      36,000     1,256,760
Tellabs, Inc. (a)..................     113,400     1,509,354
                                                  -----------
                                                    5,160,964
                                                  -----------
COMPUTERS & PERIPHERALS - 4.5%
Avid Technology, Inc. (a)..........      38,000     1,266,540
M-Systems Flash Disk Pioneers Ltd.
  (a)..............................      41,400     1,226,682
Palm, Inc. (a).....................      95,500     1,537,550
                                                  -----------
                                                    4,030,772
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 1.1%
Agilent Technologies, Inc. (a).....      31,000       978,360
                                                  -----------
INTERNET SOFTWARE & SERVICES - 2.4%
Digital River, Inc. (a)............      24,300       981,477
Openwave Systems, Inc. (a).........      96,000     1,107,840
                                                  -----------
                                                    2,089,317
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 11.7%
Agere Systems, Inc. (a)............      75,000     1,102,500
Chartered Semiconductor
  Manufacturing Ltd. - ADR (a).....      85,000       739,500
Cymer, Inc. (a)....................      22,000     1,022,120
Cypress Semiconductor Corp. (a)....      60,000       872,400
Lam Research Corp. (a).............      19,000       887,680
Marvell Technology Group Ltd.
  (a)..............................      25,000     1,108,250
Micron Technology, Inc. (a)........      60,000       903,600
Novellus Systems, Inc. (a).........      47,000     1,160,900
PMC - Sierra, Inc. (a).............      87,500       822,500
STATS ChipPAC Ltd. - ADR (a).......     133,000       832,580
Trident Microsystems, Inc. (a).....      48,000       911,040
                                                  -----------
                                                   10,363,070
                                                  -----------
SOFTWARE - 3.3%
Citrix Systems, Inc. (a)...........      20,000       802,000
FactSet Research Systems, Inc. ....      18,000       851,400
THQ, Inc. (a)......................      57,000     1,231,200
                                                  -----------
                                                    2,884,600
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                25,507,083
                                                  -----------

                                                     FAIR
COMMON STOCKS - 98.8%                  SHARES        VALUE
-------------------------------------------------------------
MATERIALS - 3.4%
CONSTRUCTION MATERIALS - 1.6%
Vulcan Materials Co. ..............      18,000   $ 1,404,000
                                                  -----------
METALS & MINING - 1.8%
Oregon Steel Mills, Inc. (a).......      32,000     1,621,120
                                                  -----------
TOTAL MATERIALS....................                 3,025,120
                                                  -----------
UTILITIES - 1.2%
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 1.2%
Mirant Corp. (a)...................      40,000     1,072,000
                                                  -----------
TOTAL UTILITIES....................                 1,072,000
                                                  -----------
TOTAL COMMON STOCKS
  (COST $81,597,032)...............               $87,500,101
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 1.5%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006........  $1,370,000   $ 1,370,000
                                                  -----------
 Repurchase price $1,370,468
 Collateralized by:
  Federal Home Loan Mortgage Corp.
  Gold Pool #G01505
  5.000%, 01/01/2033
  Fair Value: $404,301
  Federal Home Loan Mortgage Corp.
  Gold Pool #G11440
  4.000%, 08/01/2018
  Fair Value: $14,269
  Federal Home Loan Mortgage Corp.
  Gold Pool #E99430
  4.500%, 09/01/2018
  Fair Value: $22,962
  Federal National Mortgage
  Association Pool #555611
  4.500%, 07/01/2018
  Fair Value: $202,320
  Federal Home Loan Mortgage Corp.
  Series #2903-BA
  4.500%, 01/15/2018
  Fair Value: $753,460
TOTAL REPURCHASE AGREEMENTS
  (COST $1,370,000)................               $ 1,370,000
                                                  -----------
TOTAL INVESTMENTS - 100.3%
  (COST $82,967,032) (B)...........               $88,870,101
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.3)%............                  (288,657)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $88,581,444
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
    ADR: American Depository Receipts
Footnotes:
     (a)  Non Income Producing.

     (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $82,967,032)......................  $88,870,101
  Cash......................................        1,921
  Receivable for securities sold............      694,340
  Receivable for fund shares sold...........      158,181
  Dividends and accrued interest
    receivable..............................       16,994
  Prepaid expenses and other assets.........          624
                                              -----------
    Total assets............................   89,742,161
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,010,250
  Payable for fund shares redeemed..........       69,973
  Payable for investment management
    services................................       60,686
  Accrued custody expense...................        2,462
  Accrued professional fees.................        5,186
  Accrued accounting fees...................        6,339
  Accrued printing and filing fees..........        5,821
                                              -----------
    Total liabilities.......................    1,160,717
                                              -----------
Net assets..................................  $88,581,444
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,841,451
  Paid-in capital in excess of par value....   72,683,385
  Accumulated net realized gain on
    investments.............................    5,326,117
  Net unrealized appreciation on
    investments.............................    5,903,069
  Accumulated net investment loss...........     (172,578)
                                              -----------
Net assets..................................  $88,581,444
                                              ===========
Shares outstanding..........................    4,841,451
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     18.30
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest..................................  $    43,250
  Dividends (net of withholding tax of
    $1,851).................................      219,055
                                              -----------
    Total investment income.................      262,305
                                              -----------
Expenses:
  Management fees...........................      392,048
  Custodian fees............................        7,406
  Directors' fees...........................        2,832
  Professional fees.........................        6,729
  Accounting fees...........................       19,360
  Printing and filing fees..................        4,536
  Other.....................................        1,972
                                              -----------
    Total expenses..........................      434,883
                                              -----------
    Net investment loss.....................     (172,578)
                                              -----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments...   10,975,066
  Change in unrealized
    appreciation/depreciation on
    investments.............................   (6,084,230)
                                              -----------
    Net realized/unrealized gain (loss) on
      investments...........................    4,890,836
                                              -----------
    Change in net assets from operations....  $ 4,718,258
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $  (172,578)        $   (356,192)
  Net realized gain (loss) on investments...................       10,975,066           12,374,358
  Change in unrealized appreciation/depreciation on
    investments.............................................       (6,084,230)          (3,700,808)
                                                                  -----------         ------------
    Change in net assets from operations....................        4,718,258            8,317,358
                                                                  -----------         ------------
Capital transactions:
  Received from shares sold.................................        2,695,424            4,567,007
  Paid for shares redeemed..................................       (8,822,422)         (19,535,180)
                                                                  -----------         ------------
    Change in net assets from capital transactions..........       (6,126,998)         (14,968,173)
                                                                  -----------         ------------
      Change in net assets..................................       (1,408,740)          (6,650,815)
NET ASSETS:
  Beginning of period.......................................       89,990,184           96,640,999
                                                                  -----------         ------------
  End of period.............................................      $88,581,444         $ 89,990,184
                                                                  ===========         ============
  Accumulated net investment loss...........................      $  (172,578)        $         --
                                                                  ===========         ============

 FINANCIAL HIGHLIGHTS

                                                            SIX-MONTH PERIOD               YEARS ENDED DECEMBER 31,
                                                           ENDED JUNE 30, 2006     ----------------------------------------
                                                               (UNAUDITED)          2005       2004       2003       2002
                                                           -------------------     ------     ------     ------     -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period.....................        $17.40            $15.83     $13.94     $ 9.53     $ 12.81
Operations:
  Net investment income (loss)...........................         (0.04)            (0.07)     (0.05)     (0.02)       0.01
  Net realized and unrealized gain (loss) on
    investments..........................................          0.94              1.64       1.94       4.43       (3.29)
                                                                 ------            ------     ------     ------     -------
      Total from operations..............................          0.90              1.57       1.89       4.41       (3.28)
                                                                 ------            ------     ------     ------     -------
Net asset value, end of period...........................        $18.30            $17.40     $15.83     $13.94     $  9.53
                                                                 ======            ======     ======     ======     =======
Total return.............................................          5.17%(b)          9.92%     13.56%     46.34%     (25.60)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions).................        $ 88.6            $ 90.0     $ 96.6     $ 89.4     $  65.5
  Ratios to average net assets:
    Expenses.............................................          0.94%(a)          0.95%      0.96%      1.01%       1.02%
    Net investment income (loss).........................         (0.37)%(a)        (0.40)%    (0.36)%    (0.20)%      0.07%
  Portfolio turnover rate................................           107%              205%       206%       261%        385%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return that approximates that of the Standard & Poor's 500 Index.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     8.15%
Five year                                    1.84%
Since inception (1/3/97)                     7.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the S&P 500 Index Portfolio returned 2.54% versus 2.71% for the current benchmark, the S&P 500 Index.

The Portfolio's correlation with the S&P 500 Index for the six-month period ended June 30, 2005 was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index as well as S&P 500 Depository Receipts ("Spiders"). Spiders accounted for 0.05% of the Portfolio's net assets on June 30, 2006.(1)

The top five holdings in the Portfolio were Exxon Mobil Corp., General Electric Co., Citigroup, Inc., Bank of America Corp. and Microsoft Corp.(1)

The largest contributors to the Portfolio's return were Exxon Mobil Corp., Schlumberger Ltd., BellSouth Corp., Cisco Systems, Inc., and Comcast Corp. Class
A. The largest detractors were Intel Corp., American International Group, Inc. Microsoft Corp., UnitedHealth Group, Inc., and General Electric Co.(1)

For the balance of 2006, equities will face a number of challenges; namely higher oil prices, Fed tightening, inflation concerns, and geopolitical events.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            S&P 500 INDEX PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                            ----------------------------------            -------------
1/3/97                                                                   10000.00                            10000.00
06/97                                                                    12057.00                            11942.00
                                                                         13174.00                            13205.00
06/98                                                                    15524.00                            15544.00
                                                                         17126.00                            16979.00
06/99                                                                    19246.00                            19082.00
                                                                         21515.00                            20552.00
06/00                                                                    21631.00                            20465.00
                                                                         19439.00                            18681.00
06/01                                                                    17974.00                            17430.00
                                                                         16848.00                            16460.00
06/02                                                                    14521.00                            14294.00
                                                                         13035.00                            12823.00
06/03                                                                    14525.00                            14330.00
                                                                         16664.00                            16501.00
06/04                                                                    17200.00                            17069.00
                                                                         18381.00                            18296.00
06/05                                                                    18206.00                            18148.00
                                                                         19202.00                            19195.00
06/06                                                                    19690.00                            19714.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               99.6
Short-Term Notes and
  Other Net Assets                               0.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  Exxon Mobil Corp.                             3.2
 2.  General Electric Co.                          3.0
 3.  Citigroup, Inc.                               2.1
 4.  Bank of America Corp.                         1.9
 5.  Microsoft Corp.                               1.8
 6.  The Procter & Gamble Co.                      1.6
 7.  Johnson & Johnson                             1.5
 8.  Pfizer, Inc.                                  1.5
 9.  American International Group,
     Inc.                                          1.3
10.  Altria Group, Inc.                            1.3

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                    % of Net Assets
      Financials                                                               21.4
      Information Technology                                                   14.5
      Health Care                                                              12.2
      Industrials                                                              11.6
      Consumer Discretionary                                                   10.5
      Energy                                                                   10.1
      Consumer Staples                                                          9.6
      Utilities                                                                 3.4
      Telecommunication Services                                                3.3
      Materials                                                                 3.0
                                                                    ---------------
                                                                               99.6
                                                                    ===============

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 10.5%
AUTO COMPONENTS - 0.2%
Cooper Tire & Rubber Co. ...........       900   $     10,026
Johnson Controls, Inc. .............     2,900        238,438
The Goodyear Tire & Rubber Co.
  (a)...............................     2,700         29,970
                                                 ------------
                                                      278,434
                                                 ------------
AUTOMOBILES - 0.4%
Ford Motor Co. .....................    28,187        195,336
General Motors Corp. ...............     8,500        253,215
Harley-Davidson, Inc. ..............     4,000        219,560
                                                 ------------
                                                      668,111
                                                 ------------
DISTRIBUTORS - 0.1%
Genuine Parts Co. ..................     2,600        108,316
                                                 ------------
DIVERSIFIED CONSUMER SERVICES - 0.1%
Apollo Group, Inc. Class A (a)......     2,100        108,507
H&R Block, Inc. ....................     4,900        116,914
                                                 ------------
                                                      225,421
                                                 ------------
HOTELS, RESTAURANTS & LEISURE - 1.5%
Carnival Corp. .....................     6,500        271,310
Darden Restaurants, Inc. ...........     1,900         74,860
Harrah's Entertainment, Inc. .......     2,800        199,304
Hilton Hotels Corp. ................     5,000        141,400
International Game Technology.......     5,100        193,494
Marriott International, Inc. Class
  A.................................     4,900        186,788
McDonald's Corp. ...................    18,700        628,320
Starbucks Corp. (a).................    11,500        434,240
Starwood Hotels & Resorts Worldwide,
  Inc. .............................     3,300        199,122
Wendy's International, Inc. ........     1,800        104,922
Yum! Brands, Inc. ..................     4,100        206,107
                                                 ------------
                                                    2,639,867
                                                 ------------
HOUSEHOLD DURABLES - 0.6%
Centex Corp. .......................     1,800         90,540
D.R. Horton, Inc. ..................     4,100         97,662
Fortune Brands, Inc. ...............     2,200        156,222
Harman International Industries,
  Inc. .............................     1,000         85,370
KB Home.............................     1,100         50,435
Leggett & Platt, Inc. ..............     2,700         67,446
Lennar Corp. Class A................     2,100         93,177
Newell Rubbermaid, Inc. ............     4,200        108,486
Pulte Homes, Inc. ..................     3,200         92,128
Snap-on, Inc. ......................       900         36,378
The Black & Decker Corp. ...........     1,100         92,906
The Stanley Works...................     1,100         51,942
Whirlpool Corp. ....................     1,155         95,461
                                                 ------------
                                                    1,118,153
                                                 ------------
INTERNET & CATALOG RETAIL - 0.4%
Amazon.com Inc. (a).................     4,600        177,928
eBay, Inc. (a)......................    17,400        509,646
                                                 ------------
                                                      687,574
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.2%
Brunswick Corp. ....................     1,400   $     46,550
Eastman Kodak Co. ..................     4,300        102,254
Hasbro, Inc. .......................     2,600         47,086
Mattel, Inc. .......................     5,800         95,758
                                                 ------------
                                                      291,648
                                                 ------------
MEDIA - 3.4%
CBS Corp. Class B...................    11,550        312,428
Clear Channel Communications,
  Inc. .............................     7,600        235,220
Comcast Corp. Class A (a)...........    31,702      1,037,923
Dow Jones & Co., Inc. ..............       900         31,509
Gannett Co., Inc. ..................     3,600        201,348
Interpublic Group of Companies, Inc.
  (a)...............................     6,523         54,467
Meredith Corp. .....................       600         29,724
News Corp. Class A..................    35,500        680,890
Omnicom Group, Inc. ................     2,600        231,634
The E.W. Scripps Company............     1,300         56,082
The McGraw-Hill Companies, Inc. ....     5,400        271,242
The New York Times Co. Class A......     2,200         53,988
The Walt Disney Co. ................    32,900        987,000
Time Warner, Inc. ..................    64,300      1,112,390
Tribune Co. ........................     3,900        126,477
Univision Communications, Inc. Class
  A (a).............................     3,300        110,550
Viacom, Inc. Class B (a)............    10,850        388,864
                                                 ------------
                                                    5,921,736
                                                 ------------
MULTILINE RETAIL - 1.2%
Big Lots, Inc. (a)..................     1,700         29,036
Dillard's Inc. Class A..............       900         28,665
Dollar General Corp. ...............     4,700         65,706
Family Dollar Stores, Inc. .........     2,300         56,189
Federated Department Stores,
  Inc. .............................     8,276        302,902
J.C. Penney Co. Inc. ...............     3,500        236,285
Kohl's Corp. (a)....................     5,100        301,512
Nordstrom, Inc. ....................     3,200        116,800
Sears Holdings Corp. (a)............     1,501        233,105
Target Corp. .......................    13,000        635,310
                                                 ------------
                                                    2,005,510
                                                 ------------
SPECIALTY RETAIL - 2.1%
AutoNation, Inc. (a)................     2,200         47,168
AutoZone, Inc. (a)..................       800         70,560
Bed Bath & Beyond, Inc. (a).........     4,200        139,314
Best Buy Co., Inc. .................     6,075        333,153
Circuit City Stores, Inc. ..........     2,300         62,606
Limited Brands, Inc. ...............     5,100        130,509
Lowe's Companies. Inc. .............    11,600        703,772
Office Depot, Inc. (a)..............     4,300        163,400
OfficeMax Inc. .....................     1,100         44,825
RadioShack Corp. ...................     2,000         28,000
Staples, Inc. ......................    10,900        265,415
The Gap Inc. .......................     8,250        143,550
The Home Depot, Inc. ...............    31,000      1,109,490
The Sherwin-Williams Co. ...........     1,700         80,716

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
The TJX Cos., Inc. .................     6,900   $    157,734
Tiffany & Co. ......................     2,100         69,342
                                                 ------------
                                                    3,549,554
                                                 ------------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.3%
Coach, Inc. (a).....................     5,800        173,420
Jones Apparel Group, Inc. ..........     1,700         54,043
Liz Claiborne, Inc. ................     1,600         59,296
Nike, Inc. Class B..................     2,800        226,800
V.F. Corp...........................     1,300         88,296
                                                 ------------
                                                      601,855
                                                 ------------
TOTAL CONSUMER DISCRETIONARY........
                                                   18,096,179
                                                 ------------
CONSUMER STAPLES - 9.6%
BEVERAGES - 2.1%
Anheuser-Busch Companies, Inc. .....    11,600        528,844
Brown-Forman Corp. Class B..........     1,200         85,740
Coca-Cola Enterprises, Inc. ........     4,600         93,702
Constellation Brands, Inc. Class A
  (a)...............................     3,000         75,000
Molson Coors Brewing Co. Class B....       900         61,092
PepsiCo, Inc. ......................    24,800      1,488,992
The Coca-Cola Co. ..................    30,800      1,325,016
The Pepsi Bottling Group, Inc. .....     2,000         64,300
                                                 ------------
                                                    3,722,686
                                                 ------------
FOOD & STAPLES RETAILING - 2.4%
Costco Wholesale Corp. .............     7,100        405,623
CVS Corp. ..........................    12,300        377,610
Safeway, Inc. ......................     6,800        176,800
SUPERVALU, Inc. ....................     3,119         95,753
Sysco Corp. ........................     9,300        284,208
The Kroger Co. .....................    10,900        238,274
Walgreen Co. .......................    15,200        681,568
Wal-Mart Stores, Inc. ..............    37,500      1,806,375
Whole Foods Market, Inc. ...........     2,100        135,744
                                                 ------------
                                                    4,201,955
                                                 ------------
FOOD PRODUCTS - 1.2%
Archer-Daniels-Midland Co. .........     9,850        406,608
Campbell Soup Co. ..................     2,800        103,908
ConAgra Foods, Inc. ................     7,800        172,458
Dean Foods Co. (a)..................     2,000         74,380
General Mills, Inc. ................     5,300        273,798
H.J. Heinz Co. .....................     5,000        206,100
Kellogg Co. ........................     3,700        179,191
McCormick & Co., Inc. ..............     2,000         67,100
Sara Lee Corp. .....................    11,400        182,628
The Hershey Company.................     2,700        148,689
Tyson Foods, Inc. Class A...........     3,800         56,468
Wm. Wrigley Jr. Co. Class B.........     3,300        149,688
                                                 ------------
                                                    2,021,016
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.2%
Colgate-Palmolive Co. ..............     7,700   $    461,230
Kimberly-Clark Corp. ...............     6,900        425,730
The Clorox Co. .....................     2,300        140,231
The Procter & Gamble Co. ...........    49,222      2,736,743
                                                 ------------
                                                    3,763,934
                                                 ------------
PERSONAL PRODUCTS - 0.2%
Alberto-Culver Co. .................     1,100         53,592
Avon Products, Inc. ................     6,800        210,800
The Estee Lauder Cos. Inc. .........     1,800         69,606
                                                 ------------
                                                      333,998
                                                 ------------
TOBACCO - 1.5%
Altria Group, Inc. .................    31,300      2,298,359
Reynolds American, Inc. ............     1,300        149,890
UST, Inc. ..........................     2,400        108,456
                                                 ------------
                                                    2,556,705
                                                 ------------
TOTAL CONSUMER STAPLES..............               16,600,294
                                                 ------------
ENERGY - 10.1%
ENERGY EQUIPMENT & SERVICES - 2.0%
Baker Hughes, Inc. .................     5,100        417,435
BJ Services Co. ....................     4,800        178,848
Halliburton Co. ....................     7,700        571,417
Nabors Industries Ltd. (a)..........     4,700        158,813
National Oilwell Varco, Inc. (a)....     2,600        164,632
Noble Corp. ........................     2,100        156,282
Rowan Cos, Inc. ....................     1,700         60,503
Schlumberger Ltd. ..................    17,700      1,152,447
Transocean, Inc. (a)................     4,900        393,568
Weatherford International Ltd.
  (a)...............................     5,200        258,024
                                                 ------------
                                                    3,511,969
                                                 ------------
OIL, GAS & CONSUMABLE FUELS - 8.1%
Anadarko Petroleum Corp. ...........     6,900        329,061
Apache Corp. .......................     4,922        335,927
Chesapeake Energy Corp. ............     5,800        175,450
Chevron Corp. ......................    33,238      2,062,750
ConocoPhillips......................    24,800      1,625,144
Devon Energy Corp. .................     6,600        398,706
El Paso Corp. ......................    10,400        156,000
EOG Resources, Inc. ................     3,600        249,624
Exxon Mobil Corp. ..................    90,800      5,570,580
Hess Corp. .........................     3,600        190,260
Kerr-McGee Corp. ...................     3,400        235,790
Kinder Morgan, Inc. ................     1,600        159,824
Marathon Oil Corp. .................     5,460        454,818
Murphy Oil Corp. ...................     2,500        139,650
Occidental Petroleum Corp. .........     6,400        656,320
Sunoco, Inc. .......................     2,000        138,580
Valero Energy Corp. ................     9,200        611,984
Williams Cos., Inc. ................     8,900        207,904
XTO Energy, Inc. ...................     5,433        240,519
                                                 ------------
                                                   13,938,891
                                                 ------------
TOTAL ENERGY........................
                                                   17,450,860
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
FINANCIALS - 21.4%
CAPITAL MARKETS - 3.5%
Ameriprise Financial, Inc. .........     3,680   $    164,385
E*TRADE Financial Corp. (a).........     6,400        146,048
Federated Investors, Inc. Class B...     1,300         40,950
Franklin Resources, Inc. ...........     2,300        199,663
Janus Capital Group, Inc. ..........     3,200         57,280
Legg Mason, Inc. ...................     2,000        199,040
Lehman Brothers Holdings, Inc. .....     8,000        521,200
Mellon Financial Corp. .............     6,200        213,466
Merrill Lynch & Co., Inc. ..........    13,900        966,884
Morgan Stanley......................    16,100      1,017,681
Northern Trust Corp. ...............     2,800        154,840
State Street Corp. .................     5,000        290,450
T. Rowe Price Group, Inc. ..........     4,000        151,240
The Bank of New York Co., Inc. .....    11,600        373,520
The Bear Stearns Companies Inc. ....     1,800        252,144
The Charles Schwab Corp. ...........    15,500        247,690
The Goldman Sachs Group, Inc. ......     6,500        977,795
                                                 ------------
                                                    5,974,276
                                                 ------------
COMMERCIAL BANKS - 6.1%
AmSouth Bancorp.....................     5,200        137,540
Bank of America Corp. ..............    68,462      3,293,022
BB&T Corp. .........................     8,300        345,197
Comerica, Inc. .....................     2,400        124,776
Commerce Bancorp Inc. (NJ)..........     2,800         99,876
Compass Bancshares, Inc. ...........     1,900        105,640
Fifth Third Bancorp.................     8,350        308,533
First Horizon National Corp. .......     1,800         72,360
Huntington Bancshares, Inc. ........     3,700         87,246
KeyCorp.............................     6,100        217,648
M&T Bank Corp. .....................     1,200        141,504
Marshall & Ilsley Corp. ............     3,400        155,516
National City Corp. ................     8,100        293,139
North Fork Bancorporation, Inc. ....     7,000        211,190
PNC Financial Services Group,
  Inc. .............................     4,400        308,748
Regions Financial Corp. ............     6,868        227,468
SunTrust Banks Inc..................     5,500        419,430
Synovus Financial Corp. ............     4,800        128,544
U.S. Bancorp........................    26,690        824,187
Wachovia Corp. .....................    24,095      1,303,058
Wells Fargo & Co. ..................    25,200      1,690,416
Zions Bancorporation................     1,600        124,704
                                                 ------------
                                                   10,619,742
                                                 ------------
CONSUMER FINANCE - 1.0%
American Express Co. ...............    18,500        984,570
Capital One Financial Corp. ........     4,500        384,525
SLM Corp. ..........................     6,200        328,104
                                                 ------------
                                                    1,697,199
                                                 ------------
DIVERSIFIED FINANCIAL SERVICES -3.7%
CIT Group, Inc. ....................     3,000        156,870
Citigroup, Inc. ....................    74,669      3,602,032

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
  (CONTINUED)
JPMorgan Chase & Co. ...............    52,152   $  2,190,384
Moody's Corp. ......................     3,700        201,502
Principal Financial Group, Inc. ....     4,200        233,730
                                                 ------------
                                                    6,384,518
                                                 ------------
INSURANCE - 4.5%
ACE Ltd. ...........................     4,900        247,891
AFLAC, Inc. ........................     7,500        347,625
Ambac Financial Group, Inc. ........     1,600        129,760
American International Group,
  Inc. .............................    39,000      2,302,950
Aon Corp. ..........................     4,800        167,136
Cincinnati Financial Corp. .........     2,566        120,628
Genworth Financial, Inc. Class A....     5,500        191,620
Lincoln National Corp. .............     4,286        241,902
Loews Corp. ........................     6,100        216,245
Marsh & McLennan Companies, Inc. ...     8,200        220,498
MBIA, Inc. .........................     2,000        117,100
MetLife, Inc. ......................    11,400        583,794
Prudential Financial, Inc. .........     7,400        574,980
Safeco Corp. .......................     1,800        101,430
The Allstate Corp. .................     9,500        519,935
The Chubb Corp. ....................     6,200        309,380
The Hartford Financial Services
  Group, Inc. ......................     4,500        380,700
The Progressive Corp. ..............    11,700        300,807
The St. Paul Travelers Companies,
  Inc. .............................    10,459        466,262
Torchmark Corp. ....................     1,500         91,080
UnumProvident Corp. ................     4,500         81,585
XL Capital Ltd. Class A.............     2,700        165,510
                                                 ------------
                                                    7,878,818
                                                 ------------
REAL ESTATE INVESTMENT TRUSTS - 1.0%
Apartment Investment & Management
  Co. Class A.......................     1,500         65,175
Archstone-Smith Trust...............     3,200        162,784
Boston Properties, Inc. ............     1,400        126,560
Equity Office Properties Trust......     5,500        200,805
Equity Residential..................     4,400        196,812
Kimco Realty Corp. .................     3,200        116,768
Plum Creek Timber Co. Inc. .........     2,800         99,400
ProLogis............................     3,700        192,844
Public Storage, Inc. ...............     1,200         91,080
Simon Property Group, Inc. .........     2,800        232,232
Vornado Realty Trust................     1,800        175,590
                                                 ------------
                                                    1,660,050
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 1.6%
Countrywide Financial Corp. ........     9,098        346,452
Fannie Mae..........................    14,500        697,450
Freddie Mac.........................    10,400        592,904
Golden West Financial Corp. ........     3,800        281,960
MGIC Investment Corp. ..............     1,300         84,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE
  (CONTINUED)
Sovereign Bancorp, Inc. ............     5,670   $    115,158
Washington Mutual, Inc. ............    14,452        658,722
                                                 ------------
                                                    2,777,146
                                                 ------------
TOTAL FINANCIALS....................               36,991,749
                                                 ------------
HEALTH CARE - 12.2%
BIOTECHNOLOGY - 1.2%
Amgen, Inc. (a).....................    17,706      1,154,962
Biogen Idec, Inc. (a)...............     5,145        238,317
Genzyme Corp. (a)...................     3,900        238,095
Gilead Sciences, Inc. (a)...........     6,800        402,288
MedImmune, Inc. (a).................     3,700        100,270
                                                 ------------
                                                    2,133,932
                                                 ------------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.6%
Bausch & Lomb, Inc. ................       800         39,232
Baxter International, Inc. .........     9,800        360,248
Becton, Dickinson & Co. ............     3,700        226,181
Biomet, Inc. .......................     3,700        115,773
Boston Scientific Corp. (a).........    18,203        306,539
C.R. Bard, Inc. ....................     1,600        117,216
Hospira, Inc. (a)...................     2,310         99,191
Medtronic, Inc. ....................    18,100        849,252
St. Jude Medical, Inc. (a)..........     5,400        175,068
Stryker Corp. ......................     4,400        185,284
Zimmer Holdings, Inc. (a)...........     3,770        213,834
                                                 ------------
                                                    2,687,818
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 2.7%
Aetna, Inc. ........................     8,500        339,405
AmerisourceBergen Corp. ............     3,200        134,144
Cardinal Health, Inc. ..............     6,300        405,279
Caremark Rx, Inc. (a)...............     6,600        329,142
CIGNA Corp. ........................     1,800        177,318
Coventry Health Care, Inc. (a)......     2,400        131,856
Express Scripts, Inc. (a)...........     2,200        157,828
HCA, Inc. ..........................     6,100        263,215
Health Management Associates, Inc.
  Class A...........................     3,600         70,956
Humana, Inc. (a)....................     2,500        134,250
Laboratory Corp. Of America Holdings
  (a)...............................     1,900        118,237
Manor Care, Inc. ...................     1,200         56,304
McKesson Corp. .....................     4,600        217,488
MedcoHealth Solutions, Inc. (a).....     4,488        257,073
Patterson Cos., Inc. (a)............     2,100         73,353
Quest Diagnostics, Inc. ............     2,400        143,808
Tenet Healthcare Corp. (a)..........     7,050         49,209
UnitedHealth Group, Inc. ...........    20,200        904,556
WellPoint, Inc. (a).................     9,600        698,592
                                                 ------------
                                                    4,662,013
                                                 ------------
HEALTH CARE TECHNOLOGY - 0.0%
IMS Health, Inc. ...................     3,000         80,550
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
LIFE SCIENCES TOOLS &
  SERVICES - 0.3%
Applera Corp - Applied Biosystems
  Group.............................     2,800   $     90,580
Fisher Scientific International,
  Inc. (a)..........................     1,900        138,795
Millipore Corp. (a).................       800         50,392
PerkinElmer, Inc. ..................     1,900         39,710
Thermo Electron Corp. (a)...........     2,500         90,600
Waters Corp. (a)....................     1,600         71,040
                                                 ------------
                                                      481,117
                                                 ------------
PHARMACEUTICALS - 6.4%
Abbott Laboratories.................    22,900        998,669
Allergan, Inc. .....................     2,300        246,698
Barr Pharmaceuticals, Inc. (a)......     1,600         76,304
Bristol-Myers Squibb Co. ...........    29,500        762,870
Eli Lilly & Co. ....................    17,000        939,590
Forest Laboratories, Inc. Class A
  (a)...............................     4,900        189,581
Johnson & Johnson...................    44,400      2,660,448
King Pharmaceuticals, Inc. (a)......     3,600         61,200
Merck & Co., Inc. ..................    32,800      1,194,904
Mylan Laboratories Inc. ............     3,200         64,000
Pfizer, Inc. .......................   110,030      2,582,404
Schering-Plough Corp. ..............    22,200        422,466
Watson Pharmaceuticals, Inc. (a)....     1,500         34,920
Wyeth...............................    20,200        897,082
                                                 ------------
                                                   11,131,136
                                                 ------------
TOTAL HEALTH CARE...................               21,176,566
                                                 ------------
INDUSTRIALS - 11.6%
AEROSPACE & DEFENSE - 2.4%
General Dynamics Corp. .............     6,100        399,306
Goodrich Corp. .....................     1,900         76,551
Honeywell International, Inc. ......    12,400        499,720
L-3 Communications Holdings,
  Inc. .............................     1,800        135,756
Lockheed Martin Corp. ..............     5,300        380,222
Northrop Grumman Corp. .............     5,200        333,112
Raytheon Co. .......................     6,700        298,619
Rockwell Collins, Inc. .............     2,600        145,262
The Boeing Co. .....................    12,000        982,920
United Technologies Corp. ..........    15,200        963,984
                                                 ------------
                                                    4,215,452
                                                 ------------
AIR FREIGHT & LOGISTICS - 1.1%
FedEx Corp. ........................     4,600        537,556
Ryder System, Inc. .................       900         52,587
United Parcel Service, Inc. Class
  B.................................    16,300      1,341,979
                                                 ------------
                                                    1,932,122
                                                 ------------
AIRLINES - 0.1%
Southwest Airlines Co. .............    10,600        173,522
                                                 ------------
BUILDING PRODUCTS - 0.2%
American Standard Companies,
  Inc. .............................     2,700        116,829
Masco Corp. ........................     6,000        177,840
                                                 ------------
                                                      294,669
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -0.7%
Allied Waste Industries, Inc. (a)...     3,600         40,896
Avery Dennison Corp. ...............     1,600         92,896

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
  (CONTINUED)
Cendant Corp. ......................    15,000   $    244,350
Cintas Corp. .......................     2,100         83,496
Equifax, Inc. ......................     1,900         65,246
Monster Worldwide, Inc. (a).........     1,900         81,054
Pitney Bowes, Inc. .................     3,300        136,290
R.R. Donnelley & Sons Co. ..........     3,200        102,240
Robert Half International, Inc. ....     2,600        109,200
Waste Management, Inc. .............     8,200        294,216
                                                 ------------
                                                    1,249,884
                                                 ------------
CONSTRUCTION & ENGINEERING - 0.1%
Fluor Corp. ........................     1,300        120,809
                                                 ------------
ELECTRICAL EQUIPMENT - 0.5%
American Power Conversion Corp. ....     2,500         48,725
Cooper Industries Ltd. Class A......     1,400        130,088
Emerson Electric Co. ...............     6,200        519,622
Rockwell Automation, Inc. ..........     2,700        194,427
                                                 ------------
                                                      892,862
                                                 ------------
INDUSTRIAL CONGLOMERATES - 4.1%
3M Co. .............................    11,300        912,701
General Electric Co. ...............   156,100      5,145,056
Textron, Inc. ......................     2,000        184,360
Tyco International Ltd. ............    30,600        841,500
                                                 ------------
                                                    7,083,617
                                                 ------------
MACHINERY - 1.6%
Caterpillar, Inc. ..................    10,100        752,248
Cummins, Inc. ......................       700         85,575
Danaher Corp. ......................     3,500        225,120
Deere & Co. ........................     3,500        292,215
Dover Corp. ........................     3,100        153,233
Eaton Corp. ........................     2,300        173,420
Illinois Tool Works, Inc. ..........     6,200        294,500
Ingersoll-Rand Co. Ltd. Class A.....     4,900        209,622
ITT Industries, Inc. ...............     2,800        138,600
Navistar International Corp. (a)....       900         22,149
PACCAR, Inc. .......................     2,550        210,069
Pall Corp. .........................     1,900         53,200
Parker Hannifin Corp. ..............     1,800        139,680
                                                 ------------
                                                    2,749,631
                                                 ------------
ROAD & RAIL - 0.8%
Burlington Northern Santa Fe
  Corp. ............................     5,500        435,875
CSX Corp. ..........................     3,300        232,452
Norfolk Southern Corp. .............     6,200        329,964
Union Pacific Corp. ................     4,000        371,840
                                                 ------------
                                                    1,370,131
                                                 ------------
TRADING COMPANIES &
  DISTRIBUTORS - 0.0%
W.W. Grainger, Inc. ................     1,100         82,753
                                                 ------------
TOTAL INDUSTRIALS...................               20,165,452
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 14.5%
COMMUNICATIONS EQUIPMENT - 2.8%
ADC Telecommunications Inc. (a).....     1,757   $     29,623
Andrew Corp. (a)....................     2,400         21,264
Avaya, Inc. (a).....................     6,201         70,816
Ciena Corp. (a).....................     8,800         42,328
Cisco Systems, Inc. (a).............    91,600      1,788,948
Comverse Technology, Inc. (a).......     3,000         59,310
Corning, Inc. (a)...................    23,400        566,046
JDS Uniphase Corp. (a)..............    25,300         64,009
Juniper Networks, Inc. (a)..........     8,500        135,915
Lucent Technologies, Inc. (a).......    67,200        162,624
Motorola, Inc. .....................    37,100        747,565
QUALCOMM, Inc. .....................    25,200      1,009,764
Tellabs, Inc. (a)...................     6,700         89,177
                                                 ------------
                                                    4,787,389
                                                 ------------
COMPUTERS & PERIPHERALS - 3.4%
Apple Computer, Inc. (a)............    12,800        733,056
Dell, Inc. (a)......................    34,100        834,086
EMC Corp. (a).......................    35,500        389,435
Gateway, Inc. (a)...................     4,000          7,600
Hewlett-Packard Co. ................    41,900      1,327,392
International Business Machines
  Corp. ............................    23,300      1,789,906
Lexmark International, Inc. Class A
  (a)...............................     1,600         89,328
NCR Corp. (a).......................     2,700         98,928
Network Appliance, Inc. (a).........     5,600        197,680
QLogic Corp. (a)....................     2,400         41,376
SanDisk Corp. (a)...................     2,900        147,842
Sun Microsystems, Inc. (a)..........    52,500        217,875
                                                 ------------
                                                    5,874,504
                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.3%
Agilent Technologies, Inc. (a)......     6,400        201,984
Jabil Circuit, Inc. ................     2,700         69,120
Molex, Inc. ........................     2,100         70,497
Sanmina-SCI Corporation (a).........     8,000         36,800
Solectron Corp. (a).................    13,700         46,854
Symbol Technologies, Inc. ..........     3,800         41,002
Tektronix, Inc. ....................     1,300         38,246
                                                 ------------
                                                      504,503
                                                 ------------
INTERNET SOFTWARE & SERVICES - 1.1%
Google, Inc. Class A (a)............     3,075      1,289,440
VeriSign, Inc. (a)..................     3,700         85,729
Yahoo!, Inc. (a)....................    18,800        620,400
                                                 ------------
                                                    1,995,569
                                                 ------------
IT SERVICES - 1.0%
Affiliated Computer Services, Inc.
  Class A (a).......................     1,800         92,898
Automatic Data Processing, Inc. ....     8,700        394,545
Computer Sciences Corp. (a).........     2,800        135,632
Convergys Corp. (a).................     2,100         40,950
Electronic Data Systems Corp. ......     7,800        187,668
First Data Corp. ...................    11,447        515,573

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Fiserv, Inc. (a)....................     2,600   $    117,936
Paychex, Inc. ......................     5,000        194,900
Sabre Holdings Corp. ...............     2,000         44,000
Unisys Corp. (a)....................     5,100         32,028
                                                 ------------
                                                    1,756,130
                                                 ------------
OFFICE ELECTRONICS - 0.1%
Xerox Corp. (a).....................    13,800        191,958
                                                 ------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 2.7%
Advanced Micro Devices, Inc. (a)....     7,300        178,266
Altera Corp. (a)....................     5,400         94,770
Analog Devices, Inc. ...............     5,400        173,556
Applied Materials, Inc. ............    23,500        382,580
Broadcom Corp. Class A (a)..........     6,850        207,760
Freescale Semiconductor, Inc. Class
  B (a).............................     6,117        179,840
Intel Corp. ........................    87,300      1,658,700
KLA-Tencor Corp. ...................     3,000        124,710
Linear Technology Corp. ............     4,600        154,054
LSI Logic Corp. (a).................     6,000         53,700
Maxim Integrated Products, Inc. ....     4,800        154,128
Micron Technology, Inc. (a).........    10,100        152,106
National Semiconductor Corp. .......     5,100        121,635
Novellus Systems, Inc. (a)..........     1,900         46,930
NVIDIA Corp. (a)....................     5,300        112,837
PMC - Sierra, Inc. (a)..............     3,100         29,140
Teradyne, Inc. (a)..................     3,000         41,790
Texas Instruments, Inc. ............    23,400        708,786
Xilinx, Inc. .......................     5,200        117,780
                                                 ------------
                                                    4,693,068
                                                 ------------
SOFTWARE - 3.1%
Adobe Systems, Inc. (a).............     9,000        273,240
Autodesk, Inc. (a)..................     3,500        120,610
BMC Software, Inc. (a)..............     3,200         76,480
CA, Inc. ...........................     6,800        139,740
Citrix Systems, Inc. (a)............     2,700        108,270
Compuware Corp. (a).................     5,700         38,190
Electronic Arts, Inc. (a)...........     4,600        197,984
Intuit, Inc. (a)....................     2,600        157,404
Microsoft Corp. ....................   131,700      3,068,610
Novell, Inc. (a)....................     5,100         33,813
Oracle Corp. (a)....................    58,500        847,665
Parametric Technology Corp. (a).....     1,660         21,098
Symantec Corp. (a)..................    15,494        240,777
                                                 ------------
                                                    5,323,881
                                                 ------------
TOTAL INFORMATION TECHNOLOGY........               25,127,002
                                                 ------------
MATERIALS - 3.0%
CHEMICALS - 1.5%
Air Products and Chemicals, Inc. ...     3,400        217,328
Ashland Inc. .......................     1,100         73,370
E.I. du Pont de Nemours & Co. ......    13,800        574,080
Eastman Chemical Co. ...............     1,200         64,800

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
CHEMICALS (CONTINUED)
Ecolab, Inc. .......................     2,700   $    109,566
Hercules, Inc. (a)..................     1,700         25,942
International Flavors & Fragrances,
  Inc. .............................     1,200         42,288
Monsanto Co. .......................     4,043        340,380
PPG Industries, Inc. ...............     2,500        165,000
Praxair, Inc. ......................     4,900        264,600
Rohm & Haas Co. ....................     2,200        110,264
Sigma-Aldrich Corp. ................     1,000         72,640
The Dow Chemical Co. ...............    14,400        562,032
                                                 ------------
                                                    2,622,290
                                                 ------------
CONSTRUCTION MATERIALS - 0.1%
Vulcan Materials Co. ...............     1,500        117,000
                                                 ------------
CONTAINERS & PACKAGING - 0.2%
Ball Corp. .........................     1,600         59,264
Bemis Co., Inc......................     1,600         48,992
Pactiv Corp. (a)....................     2,100         51,975
Sealed Air Corp. ...................     1,200         62,496
Temple-Inland, Inc. ................     1,700         72,879
                                                 ------------
                                                      295,606
                                                 ------------
METALS & MINING - 0.9%
Alcoa, Inc. ........................    13,100        423,916
Allegheny Technologies, Inc. .......     1,300         90,012
Freeport-McMoRan Copper & Gold, Inc.
  Class B...........................     2,800        155,148
Newmont Mining Corp. ...............     6,700        354,631
Nucor Corp. ........................     4,700        254,975
Phelps Dodge Corp. .................     3,100        254,696
United States Steel Corp. ..........     1,600        112,192
                                                 ------------
                                                    1,645,570
                                                 ------------
PAPER & FOREST PRODUCTS - 0.3%
International Paper Co. ............     7,400        239,020
Louisiana-Pacific Corp. ............     1,600         35,040
MeadWestvaco Corp. .................     2,700         75,411
Weyerhaeuser Co. ...................     3,700        230,325
                                                 ------------
                                                      579,796
                                                 ------------
TOTAL MATERIALS.....................                5,260,262
                                                 ------------
TELECOMMUNICATION SERVICES - 3.3%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 2.6%
AT&T Inc. ..........................    58,361      1,627,688
BellSouth Corp. ....................    27,200        984,640
CenturyTel, Inc. ...................     1,700         63,155
Citizens Communications Co. ........     4,900         63,945
Embarq Corp. (a)....................     2,251         92,269
Qwest Communications International,
  Inc. (a)..........................    23,500        190,115
Verizon Communications, Inc. .......    43,800      1,466,862
                                                 ------------
                                                    4,488,674
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.7%
ALLTEL Corp. .......................     5,800   $    370,214
Sprint Nextel Corp. ................    44,732        894,192
                                                 ------------
                                                    1,264,406
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES....                5,753,080
                                                 ------------
UTILITIES - 3.4%
ELECTRIC UTILITIES - 1.5%
Allegheny Energy, Inc. (a)..........     2,500         92,675
American Electric Power Co.,
  Inc. .............................     5,900        202,075
Edison International................     4,900        191,100
Entergy Corp. ......................     3,100        219,325
Exelon Corp. .......................    10,000        568,300
FirstEnergy Corp. ..................     5,000        271,050
FPL Group, Inc. ....................     6,100        252,418
Pinnacle West Capital Corp. ........     1,500         59,865
PPL Corp. ..........................     5,700        184,110
Progress Energy, Inc. ..............     3,800        162,906
The Southern Co. ...................    11,100        355,755
                                                 ------------
                                                    2,559,579
                                                 ------------
GAS UTILITIES - 0.0%
Nicor, Inc. ........................       700         29,050
Peoples Energy Corp. ...............       600         21,546
                                                 ------------
                                                       50,596
                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS - 0.5%
Constellation Energy Group, Inc. ...     2,700        147,204
Dynegy, Inc. Class A (a)............     5,500         30,085
The AES Corp. (a)...................     9,900        182,655
TXU Corp. ..........................     6,900        412,551
                                                 ------------
                                                      772,495
                                                 ------------
MULTI-UTILITIES - 1.4%
Ameren Corp. .......................     3,100        156,550
CenterPoint Energy, Inc. ...........     4,700         58,750
CMS Energy Corp. (a)................     3,300         42,702
Consolidated Edison, Inc. ..........     3,700        164,428

                                                     FAIR
COMMON STOCKS - 99.6%                  SHARES       VALUE
-------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
Dominion Resources Inc. ............     5,200   $    388,908
DTE Energy Co. .....................     2,700        109,998
Duke Energy Corp. ..................    18,536        544,402
KeySpan Corp. ......................     2,600        105,040
NiSource, Inc. .....................     4,100         89,544
PG&E Corp. .........................     5,200        204,256
Public Service Enterprise Group,
  Inc. .............................     3,800        251,256
Sempra Energy.......................     3,900        177,372
TECO Energy, Inc. ..................     3,100         46,314
Xcel Energy, Inc. ..................     6,100        116,998
                                                 ------------
                                                    2,456,518
                                                 ------------
TOTAL UTILITIES.....................                5,839,188
                                                 ------------
TOTAL COMMON STOCKS
  (COST $159,221,899)...............             $172,460,632
                                                 ------------

                                                     FAIR
EXCHANGE TRADED FUNDS - 0.0%           SHARES       VALUE
-------------------------------------------------------------
SPDR Trust Series 1.................       625   $     79,550
                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
  (COST $81,647)....................             $     79,550
                                                 ------------

                                        FACE         FAIR
SHORT-TERM NOTES - 0.3%                AMOUNT       VALUE
-------------------------------------------------------------
Prudential Funding LLC
  5.150%, 07/03/2006................  $487,000   $    486,861
                                                 ------------
TOTAL SHORT-TERM NOTES
  (COST $486,860)...................             $    486,861
                                                 ------------
TOTAL INVESTMENTS - 99.9%
  (COST $159,790,406) (B)...........             $173,027,043
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.1%................                  119,555
                                                 ------------
TOTAL NET ASSETS - 100.0%...........             $173,146,598
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.

Footnotes:
  (a) Non Income Producing.
  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $159,790,406)....................  $173,027,043
  Cash.....................................         1,289
  Receivable for securities sold...........        74,100
  Receivable for fund shares sold..........         5,132
  Dividends and accrued interest
    receivable.............................       197,780
  Prepaid expenses and other assets........         1,350
                                             ------------
    Total assets...........................   173,306,694
                                             ------------
Liabilities:
  Payable for fund shares purchased........        68,709
  Payable for investment management
    services...............................        53,550
  Accrued custody expense..................         6,856
  Accrued professional fees................         5,292
  Accrued accounting fees..................        13,511
  Accrued printing and filing fees.........        12,178
                                             ------------
    Total liabilities......................       160,096
                                             ------------
Net assets.................................  $173,146,598
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 13,003,487
  Paid-in capital in excess of par value...   174,029,342
  Accumulated net realized loss on
    investments............................   (29,166,390)
  Net unrealized appreciation on
    investments............................    13,236,637
  Undistributed net investment income......     2,043,522
                                             ------------
Net assets.................................  $173,146,598
                                             ============
Shares outstanding.........................    13,003,487
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    30,000,000
                                             ============
Net asset value per share..................  $      13.32
                                             ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $    2,995
  Dividends..................................   1,731,819
                                               ----------
    Total investment income..................   1,734,814
                                               ----------
Expenses:
  Management fees............................     343,671
  Custodian fees.............................      21,489
  Directors' fees............................       5,571
  Professional fees..........................       7,529
  Accounting fees............................      41,584
  Printing and filing fees...................       9,315
  Other......................................       4,240
                                               ----------
    Total expenses...........................     433,399
                                               ----------
    Net investment income....................   1,301,415
                                               ----------
Realized/unrealized gain (loss) on
  investments:
  Net realized/unrealized gain (loss) on
    investments..............................   1,091,301
  Change in unrealized
    appreciation/depreciation on
    investments..............................   2,539,381
                                               ----------
    Net realized/unrealized gain (loss) on
      investments............................   3,630,682
                                               ----------
    Change in net assets from operations.....  $4,932,097
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................     $  1,301,415         $  2,658,675
  Net realized gain (loss) on investments and futures
    contracts...............................................        1,091,301            1,384,801
  Change in unrealized appreciation/depreciation on
    investments and futures contracts.......................        2,539,381            4,247,514
                                                                 ------------         ------------
    Change in net assets from operations....................        4,932,097            8,290,990
                                                                 ------------         ------------
Distributions to shareholders:
  Distributions paid from net investment income.............               --           (1,909,565)
                                                                 ------------         ------------
Capital transactions:
  Received from shares sold.................................        3,551,394           15,141,070
  Received from dividends reinvested........................               --            1,909,565
  Paid for shares redeemed..................................      (25,828,757)         (28,830,825)
                                                                 ------------         ------------
    Change in net assets from capital transactions..........      (22,277,363)         (11,780,190)
                                                                 ------------         ------------
      Change in net assets..................................      (17,345,266)          (5,398,765)
NET ASSETS:
  Beginning of period.......................................      190,491,864          195,890,629
                                                                 ------------         ------------
  End of period.............................................     $173,146,598         $190,491,864
                                                                 ============         ============
  Undistributed net investment income.......................     $  2,043,522         $    742,107
                                                                 ============         ============

 FINANCIAL HIGHLIGHTS

                                                             SIX-MONTH PERIOD                YEARS ENDED DECEMBER 31,
                                                            ENDED JUNE 30, 2006      ----------------------------------------
                                                                (UNAUDITED)           2005       2004       2003       2002
                                                            -------------------      ------     ------     ------     -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period......................        $12.99             $12.56     $11.51     $ 9.11     $ 11.91
Operations:
  Net investment income...................................          0.11               0.19       0.18       0.12        0.11
  Net realized and unrealized gain (loss) on investments
    and futures contracts.................................          0.22               0.37       1.00       2.40       (2.80)
                                                                  ------             ------     ------     ------     -------
      Total from operations...............................          0.33               0.56       1.18       2.52       (2.69)
                                                                  ------             ------     ------     ------     -------
Distributions:
  Distributions from net investment income................            --              (0.13)     (0.13)     (0.12)      (0.11)
                                                                  ------             ------     ------     ------     -------
Net asset value, end of period............................        $13.32             $12.99     $12.56     $11.51     $  9.11
                                                                  ======             ======     ======     ======     =======
Total return..............................................          2.54%(b)           4.47%     10.30%     27.84%     (22.63)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)..................        $173.1             $190.5     $195.9     $182.5     $ 137.3
  Ratios to average net assets:
    Expenses..............................................          0.48%(a)           0.47%      0.50%      0.53%       0.55%
    Net investment income.................................          1.43%(a)           1.39%      1.52%      1.21%       1.10%
  Portfolio turnover rate.................................             3%                 9%         8%        21%         15%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing primarily in securities of high quality companies.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    5.27%
Five year                                   2.48%
Since inception (5/1/98)                    2.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Blue Chip Portfolio returned 1.06% versus 6.52% for the current benchmark, the S&P 500/Citigroup Value Index.

The under-performance was primarily related to stock selection across sectors. Holdings within the Portfolio that contributed to the negative relative performance included The Goodyear Tire & Rubber Co., Gannett Co., Inc., Smithfield Foods, Inc., Apache Corp., Freddie Mac, and Forest Laboratories, Inc. Class A.(1)

The dominant theme for the benchmark and the overall markets has been one of focusing on companies and industries with improving fundamentals. To a large extent, this resulted in a price-momentum environment where companies experiencing improving fundamentals performed well, causing investors to buy more as the stock went up, a behavioral response that is somewhat unique to financial assets. The dominant theme in the Portfolio has been one of being compensated for the risks that we take. We look at the price-value relationship in our decision making. Improving fundamentals are welcome, but they can also come at a price that allows little "margin of safety" for the investor.(1)

Other than the market environment mentioned earlier with regards to momentum nature of the market, another factor that weighed on performance was the continued out-performance by small and mid cap stocks. This has been a headwind for the Portfolio given its large cap orientation. For the first six months of 2006, the S&P 500 Index had a total return of 2.71%. This compares unfavorably with the 4.24% return for the S&P 400 Midcap Index, and the 7.70% return for the S&P 600 Smallcap Index.(1)

The outlook for the next period is one where the Portfolio should do better vs. peers and the benchmark. It appears that so far in the third quarter, the environmental factors related to the performance of large cap vs. small and mid cap stocks have reversed. Continued unease over the direction and magnitude of economic growth should also benefit the Portfolio as the "quality bias" of the Portfolio is rewarded. Investors seem to be less focused on how best to play the cyclical upturn in the economy and the market and more focused on risk vs. return. This should be a benefit as we've been less interested in the stocks and sectors that have benefited from that upturn. We thought that investors were confusing a cyclical upturn with something that was secular (i.e. more enduring), and we positioned the Portfolio accordingly. While that positioning was at best early, it appears that the current market environment is more in line with our strategy than at any other time this year.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                    BLUE CHIP PORTFOLIO           S&P 500/CITIGROUP VALUE INDEX
                                                                    -------------------           -----------------------------
5/1/98                                                                    10000.00                           10000.00
06/98                                                                     10004.00                            9810.00
                                                                          10236.00                           10033.00
06/99                                                                     11441.00                           11433.00
                                                                          10846.00                           11309.00
06/00                                                                     10225.00                           10849.00
                                                                          10963.00                           11997.00
06/01                                                                     10991.00                           11708.00
                                                                          10499.00                           10592.00
06/02                                                                      9596.00                            9590.00
                                                                           8459.00                            8384.00
06/03                                                                      9283.00                            9414.00
                                                                          10708.00                           11049.00
06/04                                                                     11015.00                           11509.00
                                                                          11736.00                           12784.00
06/05                                                                     11801.00                           12796.00
                                                                          12292.00                           13528.00
06/06                                                                     12422.00                           14410.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500/Citigroup Value Index methodology measures style across seven different growth and value factors, and acknowledges that some companies exhibit neither strong growth nor value attributes, whereas the S&P/Barra methodology assigns stocks to value or growth indices based on price-to-book ratios, and only identifies stocks as pure growth or pure value. The new methodology's manner of arriving at stock-level style scores is the same as that for the S&P 500/Citigroup benchmark series style methodology, although the index construction is different and there are two style series (Style and Pure Style) to which stocks may be assigned.

The S&P 500/Citigroup Value Index is exhaustive, containing the full market cap of the S&P 500. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified growth, value, or a mix of growth and value. The Index has a relatively low turnover. The Index presented herein includes the effects of reinvested dividends.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                      % of Net Assets
Common Stocks (3)                                95.9
Repurchase Agreements and
  Other Net Assets                                4.1
                                      ---------------
                                                100.0
                                      ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                     % of Net Assets
 1.  Freddie Mac                                 4.1
 2.  The Allstate Corp.                          3.0
 3.  Citigroup Inc                               2.9
 4.  Wells Fargo & Co.                           2.9
 5.  Exxon Mobil Corp.                           2.9
 6.  McDonald's Corp.                            2.7
 7.  MBIA, Inc.                                  2.6
 8.  Gannett Co., Inc.                           2.6
 9.  American International Group,               2.4
     Inc.
10.  Chevron Corp.                               2.3

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                     % of Net Assets
      Financials                                                                32.4
      Consumer Discretionary                                                    11.8
      Energy                                                                     9.9
      Industrials                                                                8.3
      Information Technology                                                     7.1
      Consumer Staples                                                           6.8
      Health Care                                                                6.8
      Telecommunication Services                                                 4.9
      Utilities                                                                  4.0
      Materials                                                                  3.9
                                                                     ---------------
                                                                                95.9
                                                                     ===============

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 95.9%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 11.8%
AUTO COMPONENTS - 0.9%
The Goodyear Tire & Rubber Co. (a)...    22,200   $   246,420
                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 3.0%
Burger King Holdings, Inc. (a).......     6,600       103,950
McDonald's Corp. ....................    22,700       762,720
                                                  -----------
                                                      866,670
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 1.4%
Mattel, Inc. ........................    24,200       399,542
                                                  -----------
MEDIA - 3.1%
CBS Corp. Class B....................     5,600       151,480
Gannett Co., Inc. ...................    13,200       738,276
                                                  -----------
                                                      889,756
                                                  -----------
MULTILINE RETAIL - 0.2%
Family Dollar Stores, Inc. ..........     3,000        73,290
                                                  -----------
SPECIALTY RETAIL - 2.1%
The Gap Inc. ........................    15,700       273,180
The Home Depot, Inc. ................     9,100       325,689
                                                  -----------
                                                      598,869
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 1.1%
Jones Apparel Group, Inc. ...........     9,700       308,363
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               3,382,910
                                                  -----------
CONSUMER STAPLES - 6.8%
BEVERAGES - 1.3%
The Coca-Cola Co. ...................     8,600       369,972
                                                  -----------
FOOD & STAPLES RETAILING - 1.0%
SUPERVALU, Inc. .....................     9,800       300,860
                                                  -----------
FOOD PRODUCTS - 2.3%
General Mills, Inc. .................     3,900       201,474
Smithfield Foods, Inc. (a)...........    15,500       446,865
                                                  -----------
                                                      648,339
                                                  -----------
TOBACCO - 2.2%
Altria Group, Inc. ..................     8,400       616,812
                                                  -----------
TOTAL CONSUMER STAPLES...............               1,935,983
                                                  -----------
ENERGY - 9.9%
OIL, GAS & CONSUMABLE FUELS - 9.9%
Apache Corp. ........................     8,900       607,425
BP PLC - ADR.........................     3,800       264,518
Chevron Corp. .......................    10,600       657,836
Exxon Mobil Corp. ...................    13,512       828,961
Total SA - ADR.......................     7,200       471,744
                                                  -----------
TOTAL ENERGY.........................               2,830,484
                                                  -----------
FINANCIALS - 32.4%
CAPITAL MARKETS - 5.1%
Merrill Lynch & Co., Inc. ...........     8,200       570,392
Morgan Stanley.......................     9,600       606,816
The Bank of New York Co., Inc. ......     8,600       276,920
                                                  -----------
                                                    1,454,128
                                                  -----------

                                                     FAIR
COMMON STOCKS - 95.9%                   SHARES       VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 7.6%
Bank of America Corp. ...............    11,765   $   565,896
Commerce Bancorp Inc./NJ.............     5,800       206,886
Wachovia Corp. ......................    10,600       573,248
Wells Fargo & Co. ...................    12,400       831,792
                                                  -----------
                                                    2,177,822
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 3.2%
CIT Group, Inc. .....................     1,400        73,206
Citigroup, Inc. .....................    17,433       840,968
                                                  -----------
                                                      914,174
                                                  -----------
INSURANCE - 12.4%
ACE Ltd. ............................    11,500       581,785
AFLAC, Inc. .........................     6,400       296,640
American International Group,
  Inc. ..............................    11,500       679,075
MBIA, Inc. ..........................    12,800       749,440
Nationwide Financial Services,
  Inc. ..............................     5,400       238,032
The Allstate Corp. ..................    15,800       864,734
XL Capital Ltd. Class A..............     2,200       134,860
                                                  -----------
                                                    3,544,566
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 4.1%
Freddie Mac..........................    20,300     1,157,303
                                                  -----------
TOTAL FINANCIALS.....................               9,247,993
                                                  -----------
HEALTH CARE - 6.8%
BIOTECHNOLOGY - 0.5%
Amgen, Inc. (a)......................     2,000       130,460
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 0.8%
Boston Scientific Corp. (a)..........    13,900       234,076
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 1.0%
Cardinal Health, Inc. ...............     4,400       283,052
                                                  -----------
PHARMACEUTICALS - 4.5%
Forest Laboratories, Inc. Class A
  (a)................................     9,300       359,817
Johnson & Johnson....................     6,400       383,488
Pfizer, Inc. ........................     9,633       226,087
Wyeth................................     7,100       315,311
                                                  -----------
                                                    1,284,703
                                                  -----------
TOTAL HEALTH CARE....................               1,932,291
                                                  -----------
INDUSTRIALS - 8.3%
AEROSPACE & DEFENSE - 3.7%
Northrop Grumman Corp. ..............     8,856       567,315
United Technologies Corp. ...........     7,900       501,018
                                                  -----------
                                                    1,068,333
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 1.1%
Waste Management, Inc. ..............     8,900       319,332
                                                  -----------
MACHINERY - 3.5%
Deere & Co. .........................     5,000       417,450
Eaton Corp. .........................     7,600       573,040
                                                  -----------
                                                      990,490
                                                  -----------
TOTAL INDUSTRIALS....................               2,378,155
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 95.9%                   SHARES       VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 7.1%
COMPUTERS & PERIPHERALS - 3.6%
EMC Corp. (a)........................    37,700   $   413,569
International Business Machines
  Corp. .............................     3,400       261,188
Lexmark International, Inc. Class A
  (a)................................     6,200       346,146
                                                  -----------
                                                    1,020,903
                                                  -----------
IT SERVICES - 1.1%
Fiserv, Inc. (a).....................     7,100       322,056
                                                  -----------
OFFICE ELECTRONICS - 1.5%
Xerox Corp. (a)......................    30,300       421,473
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 0.9%
Applied Materials, Inc. .............    16,200       263,736
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........               2,028,168
                                                  -----------
MATERIALS - 3.9%
CHEMICALS - 1.0%
PPG Industries, Inc. ................     4,400       290,400
                                                  -----------
METALS & MINING - 2.9%
BHP Billiton Ltd. - ADR..............     6,000       258,420
Newmont Mining Corp. ................     3,000       158,790
United States Steel Corp. ...........     5,600       392,672
                                                  -----------
                                                      809,882
                                                  -----------
TOTAL MATERIALS......................               1,100,282
                                                  -----------
TELECOMMUNICATION SERVICES - 4.9%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 3.5%
AT&T Inc. ...........................    15,500       432,295
Verizon Communications, Inc. ........    17,130       573,684
                                                  -----------
                                                    1,005,979
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 1.4%
ALLTEL Corp. ........................     6,300       402,129
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....               1,408,108
                                                  -----------
UTILITIES - 4.0%
ELECTRIC UTILITIES - 4.0%
American Electric Power Co., Inc. ...     7,400       253,450
Edison International.................     7,200       280,800
Entergy Corp. .......................     4,300       304,225
Exelon Corp. ........................     5,300       301,199
                                                  -----------
TOTAL UTILITIES......................               1,139,674
                                                  -----------
TOTAL COMMON STOCKS
  (COST $25,531,578).................             $27,384,048
                                                  -----------

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 3.5%            AMOUNT       VALUE
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006..........  $997,000   $   997,000
                                                  -----------
  Repurchase price $997,341
    Collateralized by:
      Federal Home Loan Mortgage
      Corp. Gold Pool #G01505
      5.000%, 01/01/2033
      Fair Value: $294,225
      Federal Home Loan Mortgage
      Corp. Gold Pool #G11440
      4.000%, 08/01/2018
      Fair Value: $10,384
      Federal Home Loan Mortgage
      Corp. Gold Pool #E99430
      4.500%, 09/01/2018
      Fair Value: $16,711
      Federal National Mortgage
      Association Pool #555611
      4.500%, 07/01/2018
      Fair Value: $147,236
      Federal Home Loan Mortgage
      Corp.
      Series #2903-BA
      4.500%, 01/15/2018
      Fair Value: $548,321
TOTAL REPURCHASE AGREEMENTS
  (COST $997,000)....................             $   997,000
                                                  -----------
TOTAL INVESTMENTS - 99.4%
  (COST $26,528,578) (B).............             $28,381,048
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.6%.................                 167,115
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $28,548,163
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
    ADR: American Depository Receipts
Footnotes:
     (a)  Non-Income Producing.

     (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $26,528,578)......................  $28,381,048
  Cash......................................        1,478
  Receivable for securities sold............      125,765
  Receivable for fund shares sold...........       67,186
  Dividends and accrued interest
    receivable..............................       36,533
  Prepaid expenses and other assets.........          214
                                              -----------
    Total assets............................   28,612,224
                                              -----------
Liabilities:
  Payable for securities redeemed...........       25,724
  Payable for fund shares redeemed..........       10,697
  Payable for investment management
    services................................       17,473
  Accrued custody expense...................          428
  Accrued professional fees.................        5,110
  Accrued accounting fees...................        2,618
  Accrued printing and filing fees..........        2,011
                                              -----------
    Total liabilities.......................       64,061
                                              -----------
Net assets..................................  $28,548,163
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,487,719
  Paid-in capital in excess of par value....   23,895,300
  Accumulated net realized gain on
    investments.............................        7,202
  Net unrealized appreciation on
    investments.............................    1,852,470
  Undistributed net investment income.......      305,472
                                              -----------
Net assets..................................  $28,548,163
                                              ===========
Shares outstanding..........................    2,487,719
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========

Net asset value per share...................  $     11.48
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $    22,526
  Dividends (net of withholding tax of
    $2,492)..................................      302,443
  Other......................................           86
                                               -----------
    Total investment income..................      325,055
                                               -----------
Expenses:
  Management fees............................      110,431
  Custodian fees.............................        1,431
  Directors' fees............................          908
  Professional fees..........................        6,154
  Accounting fees............................        8,020
  Printing and filing fees...................        1,467
  Other......................................          687
                                               -----------
    Total expenses...........................      129,098
                                               -----------
    Net investment income....................      195,957
                                               -----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....      906,057
  Change in unrealized
    appreciation/depreciation on
    investments..............................     (787,483)
                                               -----------
    Net realized/unrealized gain (loss) on
      investments............................      118,574
                                               -----------
    Change in net assets from operations.....  $   314,531
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................      $   195,957         $   396,005
  Net realized gain (loss) on investments...................          906,057           2,766,854
  Change in unrealized appreciation/depreciation on
    investments.............................................         (787,483)         (1,734,448)
                                                                  -----------         -----------
    Change in net assets from operations....................          314,531           1,428,411
                                                                  -----------         -----------
Distributions to shareholders:
  Distributions paid from net investment income.............               --            (286,490)
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................        1,070,822           1,681,223
  Received from dividends reinvested........................               --             286,490
  Paid for shares redeemed..................................       (2,959,559)         (5,151,290)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........       (1,888,737)         (3,183,577)
                                                                  -----------         -----------
      Change in net assets..................................       (1,574,206)         (2,041,656)
NET ASSETS:
  Beginning of period.......................................       30,122,369          32,164,025
                                                                  -----------         -----------
  End of period.............................................      $28,548,163         $30,122,369
                                                                  ===========         ===========
  Undistributed net investment income.......................      $   305,472         $   109,515
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD              YEARS ENDED DECEMBER 31,
                                                              ENDED JUNE 30, 2006     ---------------------------------------
                                                                  (UNAUDITED)          2005       2004       2003       2002
                                                              -------------------     ------     ------     ------     ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $11.36            $10.95     $10.12     $ 8.10     $10.15
Operations:
  Net investment income.....................................          0.08              0.15       0.15       0.12       0.08
  Net realized and unrealized gain (loss) on investments....          0.04              0.37       0.82       2.02      (2.05)
                                                                    ------            ------     ------     ------     ------
    Total from operations...................................          0.12              0.52       0.97       2.14      (1.97)
                                                                    ------            ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................            --             (0.11)     (0.14)     (0.12)     (0.08)
                                                                    ------            ------     ------     ------     ------
Net asset value, end of period..............................        $11.48            $11.36     $10.95     $10.12     $ 8.10
                                                                    ======            ======     ======     ======     ======
Total return................................................          1.06%(b)          4.74%      9.61%     26.58%    (19.43)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $ 28.5            $ 30.1     $ 32.2     $ 28.1     $ 10.9
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by adviser:
      Expenses..............................................          0.88%(a)          0.92%      0.84%      0.97%      1.17%
      Net investment income.................................          1.33%(a)          1.27%      1.45%      1.36%      0.95%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by adviser:
      Expenses..............................................          0.88%(a)          0.92%      0.99%      1.10%      1.17%
    Portfolio turnover rate.................................            28%               55%        52%        70%        22%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moodys, or BBB or lower by Standard & Poor's or Fitch.
 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     5.05%
Five year                                    8.70%
Since inception (5/1/98)                     4.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the High Income Bond Portfolio returned 2.36% versus 2.53% for the current benchmark, the Lehman Brothers 2% Issuer Constrained High Yield Index.

The dominant theme in the fixed income markets was the rise in interest rates across all maturities of the government yield curve (the risk free rate). The Federal Reserve (the Fed) continued its measured policy of steady 25 bp increases in the Fed Funds rate at every policy meeting. The Fed was reacting to above trend growth in GDP and concerns about rising inflation driven by high commodity costs. This rise in the risk free rate negatively impacted the price of high yield bonds although they were relatively less impacted than higher quality bonds. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned (.72%) versus the 2.53% return for the Lehman Brothers 2% Issuer Constrained High Yield Index. The strong relative performance for the high yield sector was a result of the higher income earned on high yield bonds as well as tightening credit spreads and low default experience for high yield bonds which was driven by the strong performance of the U.S. economy and a good corporate earnings environment. This is illustrated by the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities which tightened from 3.88% on December 31, 2005 to 3.59% on June 30, 2006. Reflective of the strong economic and earnings environment, the lower quality segments of the high yield market (securities rated CCC or lower) out-performed the higher quality more interest rate sensitive sectors of the high yield market. From an industry standpoint, major sectors which out-performed included the automotive, media -- cable, building material, industrial -- other, retail and transportation. Major industry sectors which under-performed included the energy, healthcare, home construction, lodging, and supermarket sectors.(1)

Several factors benefited performance. The Portfolio was helped by strong overall security selection especially in the media -- non cable, industrial -- other, healthcare, Paper and retail industry sectors. Specific holdings which substantially out-performed the overall market included GNC Corp., Doane Pet Care Co., Advanced Accessory Systems, LLC/AAS Capital Corp., General Motors Corp. and EPL Finance Corp. The Portfolio also benefited from being under-weight the under-performing energy sector and over-weight the out-performing industrial -- other sector. The Portfolio also benefited from a shorter duration than the overall market which helped mitigate the overall rising interest rate trend. Finally, the Portfolio benefited from its over-weight in the strong performing lower rated sectors (CCC or lower) of the high yield market and its under-weight in the poor performing higher quality sector (BB-rated).(1)

Several factors negatively impacted performance. The Portfolio had poor security selection in the media -- cable, packaging and wireline communication sectors. Specific holdings in MagnaChip Semiconductor, Magna Entertainment Corp., Iesy Repository GmbH, XM Satellite Radio, Inc. and long duration securities of HCA Inc. and AT&T Corp. substantially under-performed the overall market. The Portfolio was also negatively impacted by its under-weight in the strong performing automotive sector.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                HIGH INCOME BOND PORTFOLIO          LEHMAN BROTHERS 2% ISSUER
                                                            (COMMENCED OPERATIONS MAY 1, 1998)     CONSTRAINED HIGH YIELD INDEX
                                                            ----------------------------------     ----------------------------
5/1/98                                                                   10000.00                            10000.00
06/98                                                                    10111.00                            10036.00
                                                                          9981.00                             9783.00
06/99                                                                    10200.00                             9998.00
                                                                         10186.00                            10017.00
06/00                                                                     9991.00                             9896.00
                                                                          9462.00                             9437.00
06/01                                                                     9683.00                             9825.00
                                                                          9867.00                             9953.00
06/02                                                                     9885.00                             9619.00
                                                                         10256.00                             9930.00
06/03                                                                    11644.00                            11753.00
                                                                         12593.00                            12787.00
06/04                                                                    12882.00                            12965.00
                                                                         13936.00                            14212.00
06/05                                                                    13985.00                            14347.00
                                                                         14353.00                            14604.00
06/06                                                                    14691.00                            14973.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Lehman Brothers 2% Issuer Constrained High Yield Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index. The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                      % of Net Assets
 1.  Dow Jones CDX High Yield Pass
     Through Certificates Series
     2005-T3 8.250% 12/29/2010                    1.6
 2.  Qwest Corp. 8.875% 03/15/2012                1.4
 3.  Ford Motor Credit Co. 7.250%
     10/25/2011                                   1.2
 4.  Intelsat Ltd. 11.250%
     06/15/2016                                   1.0
 5.  HCA Inc. 6.750% 07/15/2013                   1.0
 6.  Tennessee Gas Pipeline Co.
     8.375% 06/15/2032                            1.0
 7.  Edison Mission Energy 7.730%
     06/15/2009                                   0.9
 8.  General Motors Acceptance
     Corp. 8.000% 11/01/2031                      0.9
 9.  Williams Cos., Inc. 7.625%
     07/15/2019                                   0.7
10.  Dow Jones CDX High Yield Pass
     Through Certificates Series
     2004-T3 8.000% 06/29/2010                    0.7

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Corporate Bonds (3) (4)                         93.1
Convertible Bonds (3) (4)                        0.2
Preferred Stocks (3)                             0.1
Common Stocks (3)                                0.1
Repurchase Agreements and Other Net
  Assets                                         6.5
                                     ---------------
                                               100.0
                                     ===============

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                    % of Net Assets
      Consumer Discretionary                   30.4
      Materials                                10.6
      Industrials                              10.3
      Energy                                    7.8
      Consumer Staples                          7.5
      Financials                                6.9
      Health Care                               6.6
      Telecommunication Services                5.5
      Utilities                                 4.1
      Information Technology                    3.8
                                    ---------------
                                               93.5
                                    ===============

(4) Bond Credit Quality: (Standard & Poor's Ratings)

                                   % of Total Bonds
      A                                         0.5
      BBB                                       1.3
      BB                                       25.5
      B                                        46.7
      CCC                                      25.7
      CC & Below                                0.2
      Not Rated                                 0.1

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 30.4%
AUTO COMPONENTS - 2.1%
Advanced Accessory Systems, LLC/AAS
  Capital Corp.
  10.750%, 06/15/2011..............  $  100,000   $   103,250
Collins & Aikman Floorcoverings,
  Inc.
  9.750%, 02/15/2010...............     100,000        98,750
Cooper-Standard Automotive Inc.
  8.375%, 12/15/2014...............     225,000       178,594
Stanadyne Holdings, Inc.
  0.000% to 08/15/2009 then 12.000%
  02/15/2015.......................     125,000        63,125
Stanadyne Corp.
  10.000%, 08/15/2014..............     125,000       117,500
Stoneridge, Inc.
  11.500%, 05/01/2012..............     175,000       168,875
Tenneco Automotive, Inc.
  8.625%, 11/15/2014...............     150,000       150,375
TRW Automotive Inc.
  9.375%, 02/15/2013...............     100,000       106,750
  11.000%, 02/15/2013..............     123,000       134,992
United Components, Inc.
  9.375%, 06/15/2013...............     225,000       222,750
                                                  -----------
                                                    1,344,961
                                                  -----------
AUTOMOBILES - 0.9%
Ford Motor Co.
  7.450%, 07/16/2031...............     425,000       309,187
General Motors Corp.
  7.125%, 07/15/2013...............      75,000        62,063
  8.375%, 07/15/2033...............     225,000       182,250
                                                  -----------
                                                      553,500
                                                  -----------
DISTRIBUTORS - 0.3%
Baker & Taylor Inc.
  11.500%, 07/01/2013 (b)..........     200,000       201,000
                                                  -----------
DIVERSIFIED CONSUMER SERVICES -0.9%
Education Management LLC
  10.250%, 06/01/2016 (b)..........     275,000       275,000
Knowledge Learning Corp.
  7.750%, 02/01/2015 (b)...........     350,000       322,000
                                                  -----------
                                                      597,000
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -8.5%
155 East Tropicana, LLC/ 155 East
  Tropicana Finance Corp.
  8.750%, 04/01/2012...............     200,000       191,500
Boyd Gaming Corp.
  8.750%, 04/15/2012...............     100,000       105,250
  7.750%, 12/15/2012...............      50,000        50,687
  7.125%, 02/01/2016...............     125,000       121,406
Caesars Entertainment, Inc.
  7.875%, 03/15/2010...............     150,000       156,375
  8.125%, 05/15/2011...............     100,000       105,875
Dave & Busters, Inc.
  11.250%, 03/15/2014 (b)..........     100,000        96,500

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE
  (CONTINUED)
EPL Finance Corp.
  11.750%, 11/15/2013 (b)..........  $  125,000   $   143,437
Galaxy Entertainment Finance Co.
  Ltd.
  9.875%, 12/15/2012 (b)...........     300,000       313,500
Gaylord Entertainment Co.
  8.000%, 11/15/2013...............      75,000        75,281
  6.750%, 11/15/2014...............     175,000       164,937
Herbst Gaming, Inc.
  7.000%, 11/15/2014...............     150,000       143,250
Intrawest Corp.
  7.500%, 10/15/2013...............     175,000       175,000
Jacobs Entertainment, Inc.
  9.750%, 06/15/2014 (b)...........     150,000       151,500
Kerzner International Ltd./Kerzner
  International North America, Inc.
  6.750%, 10/01/2015...............     250,000       262,187
Landry's Restaurants, Inc.
  7.500%, 12/15/2014...............     200,000       184,500
Mandalay Resort Group
  10.250%, 08/01/2007..............     175,000       182,219
  9.375%, 02/15/2010...............      65,000        68,738
MGM Mirage Inc.
  9.750%, 06/01/2007...............     150,000       154,875
  6.000%, 10/01/2009...............      25,000        24,437
  8.500%, 09/15/2010...............      75,000        78,281
  8.375%, 02/01/2011...............     100,000       103,000
  5.875%, 02/27/2014...............     150,000       135,188
  6.625%, 07/15/2015...............     150,000       140,625
MTR Gaming Group, Inc.
  9.750%, 04/01/2010...............     100,000       106,125
  9.000%, 06/01/2012 (b)...........     150,000       151,313
Penn National Gaming Inc.
  6.750%, 03/01/2015...............     225,000       210,938
Royal Caribbean Cruises Ltd
  8.000%, 05/15/2010...............      75,000        78,787
  7.250%, 06/15/2016...............     275,000       273,698
San Pasqual Casino Development
  Group
  8.000%, 09/15/2013 (b)...........     125,000       125,313
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.375%, 05/01/2007...............     150,000       151,688
  7.875%, 05/01/2012...............      75,000        78,656
Station Casinos, Inc.
  6.000%, 04/01/2012...............     125,000       117,656
  6.500%, 02/01/2014...............     100,000        93,500
The Majestic Star Casino LLC
  9.500%, 10/15/2010...............      25,000        26,313
Tunica-Biloxi Gaming Authority
  9.000%, 11/15/2015 (b)...........     150,000       154,500
Universal City Development
  Partners, Ltd./ UCDP Finance,
  Inc.
  11.750%, 04/01/2010..............     200,000       218,750

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE
  (CONTINUED)
Universal City Florida Holding Co.
  I
  9.899%, 05/01/2010 (c)...........  $   50,000   $    51,875
Wynn Las Vegas LLC/Wynn Las Vegas
  Capital Corp.
  6.625%, 12/01/2014...............     225,000       213,188
                                                  -----------
                                                    5,380,848
                                                  -----------
HOUSEHOLD DURABLES - 1.5%
American Greetings Corp.
  7.375%, 06/01/2016...............     225,000       227,250
Ames True Temper, Inc.
  10.000%, 07/15/2012..............     150,000       123,000
Da-lite Screen Co, Inc.
  9.500%, 05/15/2011...............     150,000       159,750
Norcraft Companies L.P.
  9.000%, 11/01/2011...............      75,000        76,687
Norcraft Holdings L.P./Norcraft
  Capital Corp.
  0.000% to 09/01/2008 then 9.750%
  09/01/2012.......................     225,000       183,375
Sealy Mattress Co.
  8.250%, 06/15/2014...............     100,000       100,500
Tempur-Pedic, Inc/Tempur Production
  USA, Inc.
  10.250%, 08/15/2010..............      83,000        87,980
                                                  -----------
                                                      958,542
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 2.0%
Jostens Holding Corp.
  0.000% to 12/01/2008 then 10.250%
  12/01/2013.......................     375,000       296,250
Jostens IH Corp.
  7.625%, 10/01/2012...............     325,000       316,875
Steinway Musical Instruments, Inc.
  7.000%, 03/01/2014 (b)...........     150,000       145,875
True Temper Sports, Inc.
  8.375%, 09/15/2011...............     275,000       251,625
Visant Holding Corp.
  8.750%, 12/01/2013 (b)...........     250,000       242,500
                                                  -----------
                                                    1,253,125
                                                  -----------
MEDIA - 12.1%
AAC Group Holding Corp.
  0.000% to 10/01/2008 then 10.250%
  10/01/2012.......................     225,000       176,625
Advanstar Communications Inc.
  12.000%, 02/15/2011..............     150,000       158,625
Advanstar, Inc. Series B
  15.000%, 10/15/2011..............     100,000       105,250
Affinity Group, Inc.
  9.000%, 02/15/2012...............      75,000        75,000
AMC Entertainment Inc.
  9.875%, 02/01/2012...............     175,000       175,000

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
MEDIA (CONTINUED)
American Achievement Group Holdings
  Corp.
  12.750%, 10/01/2012 (b)..........  $  100,000   $   100,500
American Achievement Corp.
  8.250%, 04/01/2012...............     100,000        99,000
CBD Media Holdings LLC/CBD Holdings
  Finance, Inc.
  9.250%, 07/15/2012...............     200,000       200,000
CBD Media, Inc./CBD Finance Inc.
  8.625%, 06/01/2011...............      75,000        75,000
CCH I LLC/CCH I Holdings LLC
  9.920%, 04/01/2014...............      99,000        59,895
  11.000%, 10/01/2015..............      78,000        68,640
Charter Communications Holdings II
  LLC
  10.250%, 09/15/2010..............     450,000       453,375
Cinemark USA, Inc.
  9.000%, 02/01/2013...............      50,000        52,750
Cinemark, Inc.
  0.000% to 03/15/2009 then 9.750%
  03/15/2014.......................     275,000       214,500
CSC Holdings, Inc.
  7.250%, 07/15/2008...............     150,000       150,937
  8.125%, 07/15/2009...............     100,000       102,250
  7.250%, 04/15/2012 (b)...........      50,000        48,500
Dex Media East LLC/Dex Media East
  Finance Co.
  12.125%, 11/15/2012..............     130,000       146,575
Dex Media West LLC/Dex Media
  Finance Co.
  9.875%, 08/15/2013...............     297,000       323,357
Dex Media, Inc.
  0.000% to 11/15/2008 then 9.000%
  11/15/2013.......................     275,000       233,062
DirecTV Holdings LLC/DirecTV
  Finance Co., Inc.
  8.375%, 03/15/2013...............     146,000       153,665
  6.375%, 06/15/2015...............     200,000       185,500
EchoStar DBS Corp.
  5.750%, 10/01/2008...............     200,000       196,000
  6.625%, 10/01/2014...............      50,000        47,125
Houghton Mifflin Co.
  0.000% to 10/15/2008 then 11.500%
  10/15/2013.......................     175,000       145,250
Iesy Repository GmbH
  10.375%, 02/15/2015 (b)..........     150,000       144,000
Intelsat Ltd.
  11.250%, 06/15/2016 (b)..........     625,000       643,750
Intelsat Subsidiary Holding
  Company, Ltd./Intelsat, Ltd.
  0.000% to 02/01/2010 then 9.250%
  02/01/2015 (b)...................     350,000       243,250
Intelsat Subsidiary Holding Co.
  9.614%, 01/15/2012 (c)...........     100,000       101,500
  8.625%, 01/15/2015...............      75,000        75,562

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
MEDIA (CONTINUED)
Kabel Deutschland GmbH
  10.625%, 07/01/2014 (b)..........  $  400,000   $   424,000
Lamar Media Corp.
  7.250%, 01/01/2013...............      50,000        49,125
  6.625%, 08/15/2015...............     125,000       116,250
LodgeNet Entertainment Corp.
  9.500%, 06/15/2013...............      75,000        80,250
PanAmSat Corp.
  9.000%, 08/15/2014...............      82,000        83,640
PRIMEDIA, Inc.
  8.875%, 05/15/2011...............     100,000        96,500
Quebecor Media, Inc.
  7.750%, 03/15/2016 (b)...........     100,000        98,500
R.H. Donnelley Corp.
  6.875%, 01/15/2013 (b)...........     125,000       115,625
R.H. Donnelley Finance Corp. III
  6.875%, 01/15/2013 (b)...........     150,000       138,750
  8.875%, 01/15/2016 (b)...........     150,000       152,063
R.H. Donnelley Finance Inc.
  10.875%, 12/15/2012..............     100,000       110,250
Rainbow National Services LLC
  10.375%, 09/01/2014 (b)..........     175,000       194,688
Sirius Satellite Radio Inc.
  9.625%, 08/01/2013...............     175,000       164,938
The Reader's Digest Association,
  Inc.
  6.500%, 03/01/2011...............     100,000        97,000
Videotron Ltee
  6.375%, 12/15/2015...............     100,000        91,750
WDAC Subsidiary Corp.
  8.375%, 12/01/2014 (b)...........     400,000       395,000
XM Satellite Radio, Inc.
  9.750%, 05/01/2014 (b)...........     275,000       253,000
                                                  -----------
                                                    7,615,772
                                                  -----------
MULTILINE RETAIL - 0.4%
J.C. Penney Co., Inc.
  9.000%, 08/01/2012...............     200,000       229,512
                                                  -----------
SPECIALTY RETAIL - 1.4%
Affinity Group, Inc.
  10.875%, 02/15/2012..............     192,373       188,526
AutoNation, Inc.
  7.045%, 04/15/2013 (b) (c).......      75,000        75,000
  7.000%, 04/15/2014 (b)...........      50,000        49,500
FTD, Inc.
  7.750%, 02/15/2014...............     122,000       120,780
NBC Acquisition Corp.
  0.000% to 03/15/2008 then 11.000%
  03/15/2013.......................      50,000        37,125
Nebraska Book Co., Inc.
  8.625%, 03/15/2012...............     225,000       210,375
United Auto Group, Inc.
  9.625%, 03/15/2012...............     175,000       183,750
                                                  -----------
                                                      865,056
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.3%
Phillips-Van Heusen Corp.
  7.250%, 02/15/2011...............  $  100,000   $    99,500
The Warnaco Group, Inc.
  8.875%, 06/15/2013...............     100,000       102,000
                                                  -----------
                                                      201,500
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                19,200,816
                                                  -----------
CONSUMER STAPLES - 7.3%
BEVERAGES - 0.4%
Constellation Brands, Inc.
  8.000%, 02/15/2008...............      75,000        76,687
Cott Beverages, Inc.
  8.000%, 12/15/2011...............     150,000       150,375
                                                  -----------
                                                      227,062
                                                  -----------
FOOD & STAPLES RETAILING - 0.9%
Couche-Tard U.S. L.P./Couche-Tard
  Finance Corp.
  7.500%, 12/15/2013...............     325,000       325,000
GNC Corp.
  8.500%, 12/01/2010...............     250,000       243,125
                                                  -----------
                                                      568,125
                                                  -----------
FOOD PRODUCTS - 3.4%
ASG Consolidated LLC/ASG Finance
  Inc.
  0.000% to 11/01/2008 then 11.500%
  11/01/2011.......................     300,000       254,250
B&G Foods Holding Corp.
  8.000%, 10/01/2011...............     225,000       226,125
Birds Eye Foods, Inc.
  11.875%, 11/01/2008..............      24,000        24,570
Del Monte Corp.
  6.750%, 02/15/2015...............     350,000       326,375
Eagle Family Foods, Inc.
  8.750%, 01/15/2008...............      75,000        60,937
Eurofresh, Inc.
  11.500%, 01/15/2013 (b)..........     200,000       197,000
Michael Foods, Inc.
  8.000%, 11/15/2013...............     225,000       222,188
Nutro Products Inc.
  10.750%, 04/15/2014 (b)..........     175,000       180,906
Pierre Foods, Inc.
  9.875%, 07/15/2012...............     200,000       204,500
Pilgrim's Pride Corp.
  9.250%, 11/15/2013...............      75,000        75,188
Reddy Ice Holdings, Inc.
  0.000% to 11/01/2008 then 10.50%
  11/01/2012.......................     225,000       182,250
Smithfield Foods, Inc.
  8.000%, 10/15/2009...............     100,000       101,500
  7.750%, 05/15/2013...............     125,000       123,125
                                                  -----------
                                                    2,178,914
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.2%
Church & Dwight Co., Inc./Church &
  Dwight Co.
  6.000%, 12/15/2012...............  $  225,000   $   209,250
Jarden Corp.
  9.750%, 05/01/2012...............     250,000       256,250
Rayovac Corp.
  8.500%, 10/01/2013...............     100,000        86,000
Spectrum Brands, Inc.
  7.375%, 02/01/2015...............     258,000       210,915
                                                  -----------
                                                      762,415
                                                  -----------
PERSONAL PRODUCTS - 0.9%
Playtex Products, Inc.
  9.375%, 06/01/2011...............     350,000       366,188
WH Holdings Ltd./WH Capital Corp.
  9.500%, 04/01/2011...............     170,000       187,000
                                                  -----------
                                                      553,188
                                                  -----------
TOBACCO - 0.5%
Reynolds American, Inc.
  7.750%, 06/01/2018 (b)...........     325,000       313,625
                                                  -----------
TOTAL CONSUMER STAPLES.............                 4,603,329
                                                  -----------
ENERGY - 7.8%
ENERGY EQUIPMENT & SERVICES - 0.3%
Basic Energy Services, Inc.
  7.125%, 04/15/2016 (b)...........     150,000       140,250
Grant Prideco, Inc.
  6.125%, 08/15/2015...............      50,000        46,875
                                                  -----------
                                                      187,125
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 7.5%
AmeriGas Partners L.P.
  7.250%, 05/20/2015...............     150,000       142,500
  7.125%, 05/20/2016...............     125,000       117,812
ANR Pipeline Co.
  8.875%, 03/15/2010...............      50,000        53,063
Atlas Pipeline Partners, LP
  8.125%, 12/15/2015 (b)...........      75,000        75,094
Chesapeake Energy Corp.
  6.875%, 11/15/2020...............     450,000       418,500
El Paso Production Holding Co.
  7.750%, 06/01/2013...............     225,000       227,812
El Paso Corp.
  6.750%, 05/15/2009...............     100,000        99,250
  7.800%, 08/01/2031...............     225,000       219,656
Hilcorp Energy I LP/Hilcorp Finance
  Co.
  9.000%, 06/01/2016 (b)...........     125,000       126,562
Holly Energy Partners L.P.
  6.250%, 03/01/2015...............     250,000       230,000
Inergy L.P./Inergy Finance Corp.
  6.875%, 12/15/2014...............     300,000       280,500

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS
  (CONTINUED)
Pacific Energy Partners
  L.P./Pacific Energy Finance Corp.
  7.125%, 06/15/2014...............  $  100,000   $   101,500
  6.250%, 09/15/2015...............     100,000        97,500
Pioneer Natural Resources Co.
  6.875%, 05/01/2018...............     300,000       290,582
Pogo Producing Co.
  6.625%, 03/15/2015...............      75,000        69,656
Range Resources Corp.
  7.375%, 07/15/2013...............     125,000       124,688
  6.375%, 03/15/2015...............     100,000        92,750
  7.500%, 05/15/2016...............     150,000       148,875
SemGroup L.P.
  8.750%, 11/15/2015 (b)...........     125,000       125,000
Southern Star Cent Corp.
  6.750%, 03/01/2016 (b)...........      50,000        48,250
Tennessee Gas Pipeline Co.
  8.375%, 06/15/2032...............     560,000       601,699
Transcontinental Gas Pipe Line
  Corp.
  6.400%, 04/15/2016 (b)...........     175,000       168,438
  8.875%, 07/15/2012...............      50,000        55,375
VeraSun Energy Corp.
  9.875%, 12/15/2012 (b)...........     125,000       132,500
Williams Cos., Inc.
  7.625%, 07/15/2019...............     450,000       459,000
  7.875%, 09/01/2021...............     250,000       255,000
                                                  -----------
                                                    4,761,562
                                                  -----------
TOTAL ENERGY.......................                 4,948,687
                                                  -----------
FINANCIALS - 6.9%
CONSUMER FINANCE - 2.7%
Ford Motor Credit Co.
  7.250%, 10/25/2011...............     850,000       754,811
General Motors Acceptance Corp.
  6.875%, 09/15/2011...............     400,000       382,071
  8.000%, 11/01/2031...............     575,000       554,120
                                                  -----------
                                                    1,691,002
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 2.4%
Dow Jones CDX High Yield Pass
  through Certificates Series
  2004-T3
  8.000%, 06/29/2010 (b)...........     450,000       455,062
Dow Jones CDX High Yield Pass
  through Certificates Series
  2005-T3
  8.250%, 12/29/2010 (b)...........   1,000,000       995,625
Global Cash Access LLC
  8.750%, 03/15/2012...............      81,000        85,759
                                                  -----------
                                                    1,536,446
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
REAL ESTATE INVESTMENT
TRUSTS - 1.1%
Host Marriott L.P.
  7.125%, 11/01/2013...............  $  200,000   $   200,250
  6.375%, 03/15/2015...............      50,000        47,250
  6.750%, 06/01/2016 (b)...........     100,000        95,875
Ventas Realty L.P.
  6.625%, 10/15/2014...............     100,000        97,500
  7.125%, 06/01/2015...............     175,000       175,875
  6.500%, 06/01/2016...............      75,000        72,281
                                                  -----------
                                                      689,031
                                                  -----------
REAL ESTATE MANAGEMENT &
  DEVELOPMENT - 0.7%
American Real Estate Partners,
  L.P./ American Real Estate
  Finance Corp.
  7.125%, 02/15/2013...............     250,000       241,250
CB Richard Ellis Services Inc.
  9.750%, 05/15/2010...............      49,000        52,675
HRP Myrtle Beach Operations LLC
  9.818%, 04/01/2012 (b) (c).......     150,000       149,250
                                                  -----------
                                                      443,175
                                                  -----------
TOTAL FINANCIALS...................                 4,359,654
                                                  -----------
HEALTH CARE - 6.6%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 0.6%
Accellent, Inc.
  10.500%, 12/01/2013..............     150,000       154,125
CDRV Investors, Inc.
  0.000% to 01/01/2010 then 9.625%
  01/01/2015.......................     375,000       255,000
                                                  -----------
                                                      409,125
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 4.4%
AmeriPath, Inc.
  10.500%, 04/01/2013..............     350,000       368,813
AMR HoldCo, Inc./EmCare Holdco,
  Inc.
  10.000%, 02/15/2015..............     200,000       210,500
Concentra Operating Corp.
  9.500%, 08/15/2010...............     100,000       104,000
CRC Health Corp.
  10.750%, 02/01/2016 (b)..........     175,000       178,938
HCA Inc.
  8.750%, 09/01/2010...............     175,000       185,371
  6.750%, 07/15/2013...............     650,000       623,953
  6.375%, 01/15/2015...............     150,000       139,732
  7.500%, 11/06/2033...............     125,000       114,873
National Mentor Holdings, Inc.
  11.250%, 07/01/2014 (b)..........     200,000       204,500
Omnicare, Inc.
  6.875%, 12/15/2015...............     300,000       286,500
Psychiatric Solutions, Inc.
  7.750%, 07/15/2015...............     175,000       172,156
Vanguard Health Holdings Co.
  9.000%, 10/01/2014...............     175,000       175,438
                                                  -----------
                                                    2,764,774
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
LIFE SCIENCES TOOLS &
  SERVICES - 1.4%
Bio-Rad Laboratories, Inc.
  6.125%, 12/15/2014...............  $  225,000   $   207,563
Fisher Scientific International,
  Inc.
  6.125%, 07/01/2015...............     375,000       363,281
VWR International, Inc.
  8.000%, 04/15/2014...............     325,000       317,281
                                                  -----------
                                                      888,125
                                                  -----------
PHARMACEUTICALS - 0.2%
Leiner Health Products Inc.
  11.000%, 06/01/2012..............     125,000       118,906
                                                  -----------
TOTAL HEALTH CARE..................                 4,180,930
                                                  -----------
INDUSTRIALS - 10.2%
AEROSPACE & DEFENSE - 2.0%
Alliant Techsystems, Inc.
  6.750%, 04/01/2016...............     300,000       289,500
DRS Technologies, Inc.
  6.625%, 02/01/2016...............     200,000       194,500
Hawk Corp.
  8.750%, 11/01/2014...............     100,000       101,000
K & F Acquisition, Inc.
  7.750%, 11/15/2014...............     125,000       123,750
L-3 Communications Corp.
  6.125%, 01/15/2014...............     350,000       334,250
  6.375%, 10/15/2015...............     225,000       216,000
                                                  -----------
                                                    1,259,000
                                                  -----------
BUILDING PRODUCTS - 1.8%
Brand Services, Inc.
  12.000%, 10/15/2012..............     200,000       226,500
Covalence Specialty Materials Corp.
  10.250%, 03/01/2016 (b)..........     225,000       217,125
Goodman Global Holdings, Inc.
  8.329%, 06/15/2012 (c)...........      35,000        35,175
  7.875%, 12/15/2012...............     175,000       168,000
Neenah Corp.
  11.000%, 09/30/2010 (b)..........     100,000       108,500
Nortek, Inc.
  8.500%, 09/01/2014...............      50,000        48,625
NTK Holdings, Inc.
  0.000% to 09/01/2009 then 10.750%
  03/01/2014.......................     125,000        91,094
Panolam Industries International,
  Inc.
  10.750%, 10/01/2013 (b)..........     250,000       243,750
                                                  -----------
                                                    1,138,769
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 2.0%
Allied Waste North America, Inc.
  7.125%, 05/15/2016 (b)...........     350,000       331,625
Clean Harbors, Inc.
  11.250%, 07/15/2012..............      65,000        73,450
Danka Business Systems PLC
  11.000%, 06/15/2010..............      50,000        41,750
Insurance Auto Auctions, Inc.
  11.000%, 04/01/2013..............     225,000       222,750

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
  (CONTINUED)
NationsRent Companies Inc.
  9.500%, 10/15/2010...............  $  100,000   $   107,000
Norcross Safety Products
  LLC/Norcross Capital Corp.
  9.875%, 08/15/2011...............     100,000       104,250
Safety Products Holdings, Inc.
  11.750%, 01/01/2012..............     163,321       170,670
SGS International, Inc.
  12.000%, 12/15/2013 (b)..........     150,000       150,750
The Brickman Group, Ltd.
  11.750%, 12/15/2009..............      75,000        81,000
                                                  -----------
                                                    1,283,245
                                                  -----------
ELECTRICAL EQUIPMENT - 1.2%
ALH Finance LLC/ALH Finance Corp.
  8.500%, 01/15/2013...............     325,000       315,250
ERICO International Corp.
  8.875%, 03/01/2012...............     125,000       128,437
Sensus Metering Systems Inc.
  8.625%, 12/15/2013...............     125,000       122,500
Superior Essex Communications
  9.000%, 04/15/2012...............     175,000       178,500
                                                  -----------
                                                      744,687
                                                  -----------
INDUSTRIAL CONGLOMERATES - 0.2%
Tyco International Group S.A.
  5.800%, 08/01/2006...............     150,000       150,019
                                                  -----------
MACHINERY - 0.8%
Amsted Industries, Inc.
  10.250%, 10/15/2011 (b)..........      50,000        53,750
Case New Holland Inc.
  9.250%, 08/01/2011...............     175,000       185,063
Rexnord Corp.
  10.125%, 12/15/2012..............     100,000       110,734
Valmont Industries, Inc.
  6.875%, 05/01/2014...............     125,000       121,250
                                                  -----------
                                                      470,797
                                                  -----------
MARINE - 0.8%
Stena AB
  9.625%, 12/01/2012...............     250,000       266,875
  7.000%, 12/01/2016...............     225,000       208,125
                                                  -----------
                                                      475,000
                                                  -----------
ROAD & RAIL - 0.8%
Hertz Corp.
  8.875%, 01/01/2014 (b)...........     275,000       283,250
  10.500%, 01/01/2016 (b)..........     225,000       239,625
                                                  -----------
                                                      522,875
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
TRADING COMPANIES &
  DISTRIBUTORS - 0.6%
American Tire Distributors Holdings
  Inc.
  10.750%, 04/01/2013..............  $  100,000   $    91,500
Interline Brands, Inc.
  8.125%, 06/15/2014...............     200,000       200,500
Mueller Group, Inc.
  10.000%, 05/01/2012..............      75,000        81,000
                                                  -----------
                                                      373,000
                                                  -----------
TOTAL INDUSTRIALS..................                 6,417,392
                                                  -----------
INFORMATION TECHNOLOGY - 3.6%
COMMUNICATIONS EQUIPMENT - 0.2%
Telex Communications, Inc.
  11.500%, 10/15/2008..............     100,000       106,500
                                                  -----------
COMPUTERS & PERIPHERALS - 0.3%
Seagate Technology HDD Holdings
  8.000%, 05/15/2009...............     100,000       103,000
Smart Modular Technologies (WWH),
  Inc.
  10.490%, 04/01/2012 (c)..........     114,000       121,837
                                                  -----------
                                                      224,837
                                                  -----------
IT SERVICES - 1.0%
iPayment, Inc.
  9.750%, 05/15/2014 (b)...........     200,000       200,000
SunGard Data Systems Inc.
  9.125%, 08/15/2013 (b)...........     200,000       208,500
  10.250%, 08/15/2015 (b)..........     200,000       207,750
                                                  -----------
                                                      616,250
                                                  -----------
OFFICE ELECTRONICS - 0.7%
Xerox Corp.
  9.750%, 01/15/2009...............     175,000       187,688
  7.625%, 06/15/2013...............     100,000       101,250
  6.400%, 03/15/2016...............     200,000       189,750
                                                  -----------
                                                      478,688
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 0.5%
Freescale Semiconductor, Inc.
  7.125%, 07/15/2014...............     175,000       177,625
Magnachip Semiconductor
  8.000%, 12/15/2014...............     150,000       125,250
                                                  -----------
                                                      302,875
                                                  -----------
SOFTWARE - 0.9%
Activant Solutions, Inc.
  9.500%, 05/01/2016 (b)...........      50,000        48,625
Serena Software, Inc.
  10.375%, 03/15/2016 (b)..........      75,000        75,562
SS&C Technologies, Inc.
  11.750%, 12/01/2013 (b)..........     200,000       208,000
UGS Corp.
  10.000%, 06/01/2012..............     200,000       216,000
                                                  -----------
                                                      548,187
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 2,277,337
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
MATERIALS - 10.6%
CHEMICALS - 4.9%
BCP Crystal US Holdings Corp.
  9.625%, 06/15/2014...............  $  100,000   $   109,000
Chemtura Corp.
  6.875%, 06/01/2016...............     250,000       242,812
Crystal US Holdings 3 LLC/Crystal
  US Sub3 Corp.
  0.000% to 10/01/2009 then 10.500%
  10/01/2014.......................     535,000       421,312
Equistar Chemicals L.P./Equistar
  Funding Corp.
  10.125%, 09/01/2008..............     125,000       132,187
  8.750%, 02/15/2009...............     100,000       103,750
Hexion U.S. Finance Corp/Hexion
  Nova Scotia Finance, ULC
  9.000%, 07/15/2014...............     350,000       356,125
Huntsman International LLC
  10.125%, 07/01/2009..............     106,000       108,120
Invista
  9.250%, 05/01/2012 (b)...........     275,000       290,125
Koppers Inc.
  9.875%, 10/15/2013...............     151,000       162,702
Lyondell Chemical Co.
  9.625%, 05/01/2007...............      50,000        51,000
  9.500%, 12/15/2008...............      59,000        60,918
Nalco Financial Holdings LLC/Nalco
  Finance Holdings Inc.
  0.000% to 02/01/2009 then 9.000%
  02/01/2014.......................      66,000        49,830
Nalco Co.
  7.750%, 11/15/2011...............     150,000       150,375
  8.875%, 11/15/2013...............     175,000       177,188
Nell AF S.A.R.L
  8.375%, 08/15/2015 (b)...........     275,000       265,719
PQ Corp.
  7.750%, 02/15/2013...............     225,000       212,625
Union Carbide Chemical & Plastics
  Co, Inc.
  7.875%, 04/01/2023...............     100,000       104,715
Union Carbide Corp.
  7.500%, 06/01/2025...............      50,000        51,063
                                                  -----------
                                                    3,049,566
                                                  -----------
CONSTRUCTION MATERIALS - 0.5%
Texas Industries, Inc.
  7.250%, 07/15/2013...............     150,000       149,250
U.S. Concrete, Inc.
  8.375%, 04/01/2014...............     175,000       177,625
                                                  -----------
                                                      326,875
                                                  -----------
CONTAINERS & PACKAGING -- 3.4%
Ball Corp.
  6.625%, 03/15/2018...............     200,000       187,000
Berry Plastics Corp.
  10.750%, 07/15/2012..............     175,000       190,312

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
CONTAINERS & PACKAGING (CONTINUED)
Crown Americas Capital Corp.
  7.750%, 11/15/2015 (b)...........  $  250,000   $   247,500
Graham Packaging Co., L.P./GPC
  Capital Corp. I
  8.500%, 10/15/2012...............      75,000        73,875
Graphic Packaging International
  Corp.
  9.500%, 08/15/2013...............     350,000       348,250
Greif, Inc.
  8.875%, 08/01/2012...............     175,000       185,062
Jefferson Smurfit Corp.
  8.250%, 10/01/2012...............     108,000       101,790
JSG Funding PLC
  9.625%, 10/01/2012...............     250,000       258,750
Owens-Brockway Glass Container Inc.
  8.250%, 05/15/2013...............     150,000       151,125
  6.750%, 12/01/2014...............     125,000       116,563
Owens-Illinois, Inc.
  8.100%, 05/15/2007...............     125,000       126,250
Plastipak Holdings, Inc.
  8.500%, 12/15/2015 (b)...........      75,000        75,375
Russell-Stanley Holdings, Inc.
  9.000%, 11/30/2008 (Acquired
  11/20/01 through 05/30/05
  Cost $12,051) (a) (b) (d) (e)....       6,967         2,538
Stone Container Corp.
  9.750%, 02/01/2011...............      65,000        67,113
                                                  -----------
                                                    2,131,503
                                                  -----------
METALS & MINING - 1.0%
Aleris International, Inc.
  10.375%, 10/15/2010..............     125,000       135,625
Compass Minerals International,
  Inc.
  0.000% to 12/15/2007 then 12.750%
  12/15/2012.......................      50,000        47,750
  0.000% to 06/01/2008 then
  12.000% 06/01/2013...............     100,000        91,500
Novelis Inc.
  8.000%, 02/15/2015 (b)...........     225,000       217,125
Ryerson Tull, Inc.
  9.125%, 07/15/2006...............      75,000        75,000
United States Steel Corp.
  9.750%, 05/15/2010...............      63,000        67,410
                                                  -----------
                                                      634,410
                                                  -----------
PAPER & FOREST PRODUCTS - 0.8%
Abitibi-Consolidated, Inc.
  8.375%, 04/01/2015...............     150,000       137,625
Mercer International, Inc.
  9.250%, 02/15/2013...............     150,000       134,250

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
NewPage Corp.
  12.000%, 05/01/2013..............  $  175,000   $   182,000
Tembec Industries, Inc.
  8.500%, 02/01/2011...............     125,000        66,250
                                                  -----------
                                                      520,125
                                                  -----------
TOTAL MATERIALS....................                 6,662,479
                                                  -----------
TELECOMMUNICATION SERVICES - 5.5%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 2.9%
AT&T Corp.
  8.000%, 11/15/2031...............     275,000       316,652
Citizens Communications Co.
  6.250%, 01/15/2013...............     100,000        95,000
  9.000%, 08/15/2031...............     100,000       101,750
New Skies Satellites NV
  9.125%, 11/01/2012...............     150,000       159,375
Nordic Telephone Co. Holding ApS
  8.875%, 05/01/2016 (b)...........     150,000       154,875
Qwest Corp.
  8.875%, 03/15/2012...............     850,000       901,000
Valor Telecommunications
  Enterprises, LLC/Valor
  Telecommunications Finance Corp.
  7.750%, 02/15/2015...............     100,000       103,750
                                                  -----------
                                                    1,832,402
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 2.6%
Centennial Communications Corp.
  10.000%, 01/01/2013..............     125,000       124,375
  10.740%, 01/01/2013 (c)..........     175,000       179,375
Nextel Communications, Inc.
  7.375%, 08/01/2015...............     275,000       280,106
Rogers Wireless Inc.
  8.454%, 12/15/2010 (c)...........     200,000       206,750
  8.000%, 12/15/2012...............     100,000       102,750
  6.375%, 03/01/2014...............     425,000       406,938
  7.500%, 03/15/2015...............      50,000        50,750
US Unwired, Inc.
  10.000%, 06/15/2012..............     100,000       111,500
Windstream Corp.
  8.625%, 08/01/2016 (b)...........     150,000       154,125
                                                  -----------
                                                    1,616,669
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 3,449,071
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 93.1%                AMOUNT        VALUE
-------------------------------------------------------------
UTILITIES - 4.1%
ELECTRIC UTILITIES - 2.9%
Edison Mission Energy
  7.730%, 06/15/2009...............  $  550,000   $   558,250
  7.750%, 06/15/2016 (b)...........     225,000       222,188
Nevada Power Co.
  6.500%, 04/15/2012...............     200,000       199,932
  9.000%, 08/15/2013...............     114,000       123,957
  5.875%, 01/15/2015...............      50,000        47,668
  6.500%, 05/15/2018 (b)...........     175,000       171,504
PSEG Energy Holdings Inc.
  10.000%, 10/01/2009..............     325,000       352,625
Sierra Pacific Resources
  6.750%, 08/15/2017...............     150,000       142,473
                                                  -----------
                                                    1,818,597
                                                  -----------
GAS UTILITIES - 0.1%
SEMCO Energy, Inc.
  7.125%, 05/15/2008...............      50,000        49,893
                                                  -----------
MULTI-UTILITIES - 1.1%
CMS Energy Corp.
  7.500%, 01/15/2009...............     200,000       203,500
FPL Energy National Wind Portfolio
  6.125%, 03/25/2019 (b)...........      94,190        91,405
NorthWestern Corp.
  5.875%, 11/01/2014...............     150,000       147,708
NRG Energy, Inc.
  7.250%, 02/01/2014...............      75,000        73,312
  7.375%, 02/01/2016...............     175,000       171,062
TECO Energy, Inc.
  6.750%, 05/01/2015...............      50,000        48,875
                                                  -----------
                                                      735,862
                                                  -----------
TOTAL UTILITIES....................                 2,604,352
                                                  -----------
TOTAL CORPORATE BONDS
  (COST $59,174,098)...............               $58,704,047
                                                  -----------

                                        FACE         FAIR
CONVERTIBLE BONDS - 0.2%               AMOUNT        VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.2%
SOFTWARE - 0.2%
Magna Entertainment Corp.
  7.250%, 12/15/2009...............  $  100,000   $    96,000
                                                  -----------
TOTAL CONVERTIBLE BONDS
  (COST $98,902)...................               $    96,000
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
PREFERRED STOCKS - 0.1%                SHARES        VALUE
-------------------------------------------------------------
CONSUMER STAPLES - 0.1%
FOOD & STAPLES RETAILING - 0.1%
GNC Corp. (a)......................          75   $    90,188
                                                  -----------
TOTAL PREFERRED STOCKS
  (COST $75,450)...................               $    90,188
                                                  -----------

                                                     FAIR
COMMON STOCKS - 0.1%                   SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.0%
MEDIA - 0.0%
NTL Inc. ..........................         507   $    12,624
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                    12,624
                                                  -----------
CONSUMER STAPLES - 0.1%
FOOD PRODUCTS - 0.1%
B&G Foods Inc. ....................       2,685        43,524
                                                  -----------
TOTAL CONSUMER STAPLES.............                    43,524
                                                  -----------
MATERIALS - 0.0%
CHEMICALS - 0.0%
General Chemical Ind. Products
  (Acquired 06/24/2004, Cost
  $19,773) (a) (e).................          17        16,287
                                                  -----------
TOTAL MATERIALS....................                    16,287
                                                  -----------
TELECOMMUNICATION SERVICES - 0.0%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.0%
Viatel Holding Ltd. (a)............         796            32
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                        32
                                                  -----------
TOTAL COMMON STOCKS
  (COST $265,270)..................               $    72,467
                                                  -----------

                                                     FAIR
WARRANTS - 0.0%                        SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.0%
MEDIA - 0.0%
XM Satellite Radio, Inc.
  Expiration: March 2010, Exercise
    Price: $45.24 (a)..............          50   $       413
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                       413
                                                  -----------
INDUSTRIALS - 0.1%
BUILDING PRODUCTS - 0.1%
ACP Holdings Co.
  Expiration: September 2013,
    Exercise Price: $0.01 (Acquired
    10/09/2003, Cost $0) (a) (b)
    (e)............................       9,945        17,155
                                                  -----------
TOTAL INDUSTRIALS..................                    17,155
                                                  -----------

                                                     FAIR
WARRANTS - 0.0%                        SHARES        VALUE
-------------------------------------------------------------
MATERIALS - 0.0%
CHEMICALS - 0.0%
General Chemical Ind. Products
  Expiration: June 2010, Exercise
    Price: $195.43 (Acquired
    06/24/2004, Cost $11,435) (a)
    (e)............................          10   $     7,626
  Expiration: June 2010, Exercise
    Price: $376.02 (Acquired
    06/24/2004, Cost $8,472) (a)
    (e)............................           7         4,074
Pliant Corp.
  Expiration: June 2010, Exercise
    Price: $0.01 (Acquired
    09/28/2000, Cost $0) (a) (b)
    (e)............................          75             1
                                                  -----------
                                                       11,701
                                                  -----------
TOTAL MATERIALS....................                    11,701
                                                  -----------
TOTAL WARRANTS
  (COST $19,907)...................               $    29,269
                                                  -----------

                                        FACE
REPURCHASE AGREEMENTS - 5.7%           AMOUNT     FAIR VALUE
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006........  $3,597,000   $ 3,597,000
                                                  -----------
  Repurchase price $3,598,229
    Collateralized by:
    Federal Home Loan Mortgage
    Corp. Gold Pool #G01505
    5.000%, 01/01/2033
    Fair Value: $1,061,511
    Federal Home Loan Mortgage
    Corp. Gold Pool #G11440
    4.000%, 08/01/2018
    Fair Value: $37,463
    Federal Home Loan Mortgage
    Corp. Gold Pool #E99430
    4.500%, 09/01/2018
    Fair Value: $60,289
    Federal National Mortgage
    Association Pool #555611
    4.500%, 07/01/2018
    Fair Value: $531,201
    Federal Home Loan Mortgage
    Corp.
    Series #2903-BA
    4.500%, 01/15/2018
    Fair Value: $1,978,246
TOTAL REPURCHASE AGREEMENTS
  (COST $3,597,000)................               $ 3,597,000
                                                  -----------
TOTAL INVESTMENTS -- 99.2%
  (COST $63,230,627) (F)...........               $62,588,971
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.8%..............                   521,311
                                                  -----------
TOTAL NET ASSETS -- 100.0%.........               $63,110,282
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Non Income Producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $13,471,866 or 21.3% of the Portfolio's net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c) Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at period end.
(d)  Represents a security that is in default.
(e) Represents a security deemed to be illiquid. At period end, the value of illiquid securities in the Portfolio totaled
     $47,681 or 0.08% of the Portfolio's net assets.
(f) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $63,230,627)......................  $62,588,971
  Cash......................................        8,282
  Receivable for securities sold............      453,034
  Receivable for fund shares sold...........       17,028
  Dividends and accrued interest
    receivable..............................    1,133,364
  Prepaid expenses and other assets.........          362
                                              -----------
    Total assets............................   64,201,041
                                              -----------
Liabilities:
  Payable for securities purchased..........      971,320
  Payable for fund shares redeemed..........       60,142
  Payable for investment management
    services................................       38,987
  Accrued custody expense...................          792
  Accrued professional fees.................        5,146
  Accrued accounting fees...................       10,841
  Accrued printing and filing fees..........        3,531
                                              -----------
    Total liabilities.......................    1,090,759
                                              -----------
Net assets..................................  $63,110,282
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 7,262,499
  Paid-in capital in excess of par value....   54,194,549
  Accumulated net realized loss on
    investments.............................   (3,002,015)
  Net unrealized depreciation on
    investments.............................     (641,656)
  Undistributed net investment income.......    5,296,905
                                              -----------
Net assets..................................  $63,110,282
                                              ===========
Shares outstanding..........................    7,262,499
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $      8.69
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $ 2,345,266
  Dividends..................................        2,295
  Other......................................        1,606
                                               -----------
    Total investment income..................    2,349,167
                                               -----------
Expenses:
  Management fees............................      221,091
  Custodian fees.............................        2,720
  Directors' fees............................        1,857
  Professional fees..........................        6,434
  Accounting fees............................       33,216
  Printing and filing fees...................        3,557
  Other......................................        1,093
                                               -----------
    Total expenses...........................      269,968
                                               -----------
    Net investment income....................    2,079,199
                                               -----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....      153,595
  Change in unrealized
    appreciation/depreciation on
    investments..............................     (908,185)
                                               -----------
    Net realized/unrealized gain (loss) on
      investments............................     (754,590)
                                               -----------
    Change in net assets from operations.....  $ 1,324,609
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................      $ 2,079,199         $ 3,226,722
  Net realized gain (loss) on investments...................          153,595             273,917
  Change in unrealized appreciation/depreciation on
    investments.............................................         (908,185)         (2,063,627)
                                                                  -----------         -----------
    Change in net assets from operations....................        1,324,609           1,437,012
                                                                  -----------         -----------
Distributions to shareholders:
  Distributions paid from net investment income.............               --          (2,536,738)
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................       14,011,116          16,278,815
  Received from dividends reinvested........................               --           2,536,738
  Paid for shares redeemed..................................       (6,211,290)         (5,745,772)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........        7,799,826          13,069,781
                                                                  -----------         -----------
      Change in net assets..................................        9,124,435          11,970,055
NET ASSETS:
  Beginning of period.......................................       53,985,847          42,015,792
                                                                  -----------         -----------
  End of period.............................................      $63,110,282         $53,985,847
                                                                  ===========         ===========
  Undistributed net investment income.......................      $ 5,296,905         $ 3,217,706
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD            YEARS ENDED DECEMBER 31,
                                                              ENDED JUNE 30, 2006    ------------------------------------
                                                                  (UNAUDITED)         2005      2004      2003      2002
                                                              -------------------    ------    ------    ------    ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $ 8.49           $ 8.65    $ 7.84    $ 6.88    $ 7.32
Operations:
  Net investment income.....................................          0.22             0.60(a)   0.52      0.59(a)   0.63
  Net realized and unrealized gain (loss) on investments....         (0.02)           (0.34)     0.32      0.94     (0.36)
                                                                    ------           ------    ------    ------    ------
      Total from operations.................................          0.20             0.26      0.84      1.53      0.27
                                                                    ------           ------    ------    ------    ------
Distributions:
  Distributions from net investment income..................            --            (0.42)    (0.03)    (0.57)    (0.59)
  Return of capital distributions...........................            --               --        --        --     (0.12)
                                                                    ------           ------    ------    ------    ------
      Total distributions...................................            --            (0.42)    (0.03)    (0.57)    (0.71)
                                                                    ------           ------    ------    ------    ------
Net asset value, end of period..............................        $ 8.69           $ 8.49    $ 8.65    $ 7.84    $ 6.88
                                                                    ======           ======    ======    ======    ======
Total return................................................          2.36%(c)         2.99%    10.67%    22.78%     3.98%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $ 63.1           $ 54.0    $ 42.0    $ 28.3    $ 17.4
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by adviser:
      Expenses..............................................          0.91%(b)         0.97%     0.93%     1.04%     1.09%
      Net investment income.................................          7.05%(b)         6.89%     7.20%     7.88%     9.36%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by adviser:
    Expenses................................................          0.91%(b)         0.97%     0.93%     1.04%     1.12%
    Portfolio turnover rate.................................            18%              36%       40%       47%       46%

--------------------------------------------------------------------------------

(a) Calculated using the average daily shares method.
(b) Annualized.

(c) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities in small-cap growth companies.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    12.94%
Five year                                   -0.33%
Since inception (5/1/98)                     9.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Capital Growth Portfolio returned 8.33% versus 6.07% for the current benchmark, the Russell 2000 Growth Index.

The first half of 2006 has been a tale of two markets. During the first quarter, the Russell 2000 Growth Index (up 14.4 percent) out-performed the Russell 2000 Value Index (up 13.5 percent) and the S&P 500 Index (up 4.2 percent). More recently, the market has increasingly become concerned about accelerating inflation and rising interest rates. In a reversal of the first quarter, the Russell 2000 Growth Index (down 7.3 percent) performed poorly on both an absolute and relative basis for the second quarter, as it lagged both the Russell 2000 Value Index (down 2.7 percent) and the S&P 500 Index (down 1.4 percent). Year-to-date, the Russell 2000 Growth Index (up 6.1 percent) remains ahead of the S&P 500 Index (up 2.7 percent), but trails the Russell 2000 Value Index (up 10.4 percent).

On a relative-valuation basis, small-cap growth stocks continue to trade at a historical discount to small-cap value stocks in price-to-earnings, price-to-book, price-to-sales and P/E to growth ratios. We find this of particular interest going forward as the small-cap value market has greater exposure to interest-rate sensitive sectors than the small-cap growth market.

Our top-performing sectors for the period were Materials, Information Technology and Industrials. In Materials, our big winner was Aleris International,, Inc. a recycler of aluminum and zinc. The company has benefited from improving fundamentals in the metals market and from strategic acquisitions. Aluminum and zinc price strength continues to drive the stock's performance. The company is also benefiting from potential improvements in North American private, non-residential construction markets, including hurricane-repair needs over the next several years. In Information Technology, we were over-weight and out-performed in electronic equipment and instruments. Our top performer was OYO Geospace Corp., a designer and manufacturer of instruments and equipment used in the oil and gas industry. We believe one of the company's biggest growth opportunities is in its reservoir-systems segment. Recent high-margin contracts for its reservoir products (including two by BP worth more than $21 million combined) signal oil company readiness to adopt this improving technology. In the Industrials sector, we benefited from strong stock selection in the electrical equipment industry. Our top performer was General Cable Corp., which manufactures and distributes wire and cable products. The company is experiencing improved demand in nearly all end markets and is seeing increased geographic penetration. The newly passed Energy Policy Act, which offers billions of dollars in tax breaks to energy companies that update their power grids, may offer a potential catalyst for the stock.(1)

During the period, we suffered from poor stock selection in the Health Care sector. Here our worst performer was Centene Corp., a managed-care provider serving Medicaid health-plan programs in several U.S. states. The stock traded down when the company reported some cost pressures driven by pharmaceutical costs. Despite some short-term volatility in the stock, we still like the company's long-term growth potential. States continue to demonstrate a lack of ability to properly manage Medicaid costs (the largest expense for many state budgets). We believe states will increasingly turn to Medicaid managed-care companies to help them manage these costs. We anticipate 25 percent to 30 percent growth for the industry over the next several years, and Centene Corp. is one of the fastest-growing companies.(1)

Other disappointing stocks included Build-A-Bear Workshop, Genesco, Inc. and Red Robin Gourmet Burgers, Inc. Build-A-Bear Workshop operates a chain of stores where customers can design and assemble their own stuffed bear. The company recently stated that quarterly earnings will likely be at the low end of its prior guidance. The company provides a

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

highly discretionary product, which has driven the stock price lower as concerns over a slowing economy increase. We continue to like the stock, however, because we believe it has a very unique concept and should continue to grow revenues. Genesco, Inc. is a retailer and wholesaler of branded footwear. Year-over-year sales comparisons are becoming increasingly difficult to improve upon, particularly for the company's higher growth segments. Red Robin Gourmet Burgers, Inc. is a casual dining company. The company reported disappointing earnings results due to high operating expenses and lower-than-expected sales at newer stores. We believe Red Robin Gourmet Burgers, Inc. has a unique position as a lively, family-focused concept with strong appeal.(1)

The Federal Reserve raised its overnight lending rate again this past quarter and still warned about potential inflation concerns. But, for the first time in a couple of years, it didn't specifically say it is considering another increase at its next meeting. The market continues to digest the effects of the Fed's interest-rate increases, designed to keep inflation in check without derailing the economy.

We believe mortgage-equity withdrawals will come down meaningfully as the housing slowdown continues. Job growth remains supportive of consumer spending, but our view is there are more headwinds facing the consumer, so we remain cautious. We continue to focus on companies exposed to the high-end consumer (e.g., Vail Resorts, Inc.) and those providing less-discretionary goods and services (e.g., Waste Connections, Inc.).(1)

We continue to monitor the lagged effects on demand from tighter monetary policies, but we remain positive on the Energy and Materials sectors. In Energy, we added companies with exposure to late-cycle pipeline construction and cleanup work in the Gulf of Mexico following last year's hurricane season (e.g., Horizon Offshore, Inc.). In Health Care, we have established positions in key areas we believe are less likely to face regulatory and reimbursement risks: disease management (e.g., Allion Healthcare, Inc.) and healthcare information technology (e.g., Per-Se Technologies, Inc.).(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                           CAPITAL GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)            RUSSELL 2000 GROWTH INDEX
                                                           -----------------------------------      -------------------------
5/1/98                                                                  10000.00                             10000.00
06/98                                                                    9822.00                              9339.00
                                                                        10465.00                              8965.00
06/99                                                                   18662.00                             10114.00
                                                                        31673.00                             12828.00
06/00                                                                   34788.00                             12985.00
                                                                        23436.00                              9951.00
06/01                                                                   21983.00                              9954.00
                                                                        20014.00                              9032.00
06/02                                                                   14289.00                              7465.00
                                                                        11596.00                              6299.00
06/03                                                                   13836.00                              7517.00
                                                                        16246.00                              9357.00
06/04                                                                   17558.00                              9888.00
                                                                        19447.00                             10695.00
06/05                                                                   19142.00                             10312.00
                                                                        19956.00                             11140.00
06/06                                                                   21619.00                             11816.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Index presented herein includes the effects of reinvested dividends.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)


 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                    % of Net Assets
Common Stocks (3)                              98.7
Repurchase Agreements Less Net
  Liabilities                                   1.3
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                      % of Net Assets
 1.  Aleris International, Inc.                   4.3
 2.  Unit Corp.                                   3.1
 3.  Delta & Pine Land Co.                        2.6
 4.  ANSYS, Inc.                                  2.5
 5.  Waste Connections, Inc.                      2.4
 6.  Cash America International,
     Inc.                                         2.4
 7.  TETRA Technologies, Inc.                     2.3
 8.  Universal Electronics, Inc.                  2.3
 9.  Quality Systems, Inc.                        2.3
10.  Corrections Corp. of America                 2.3

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                       % of Net Assets
        Information Technology                                                    34.3
        Health Care                                                               16.2
        Consumer Discretionary                                                    14.3
        Industrials                                                               10.7
        Energy                                                                     9.5
        Materials                                                                  4.9
        Financials                                                                 4.8
        Consumer Staples                                                           3.1
        Telecommunication Services                                                 0.9
                                                                       ---------------
                                                                                  98.7
                                                                       ===============

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 98.7%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 14.3%
HOTELS, RESTAURANTS &
  LEISURE - 5.0%
Red Robin Gourmet Burgers, Inc.
  (a)..............................       9,980   $   424,749
Shuffle Master, Inc. (a)...........      19,752       647,471
Vail Resorts, Inc. (a).............       9,975       370,072
                                                  -----------
                                                    1,442,292
                                                  -----------
HOUSEHOLD DURABLES - 2.3%
Universal Electronics, Inc. (a)....      38,075       674,308
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 1.5%
Pool Corporation...................       9,760       425,829
                                                  -----------
MEDIA - 1.3%
Entravision Communications Corp.
  (a)..............................      43,215       370,353
                                                  -----------
SPECIALTY RETAIL - 4.2%
Build-A-Bear Workshop (a)..........      15,400       331,254
Genesco, Inc. (a)..................      18,845       638,280
Guitar Center, Inc. (a)............       5,945       264,374
                                                  -----------
                                                    1,233,908
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 4,146,690
                                                  -----------
CONSUMER STAPLES - 3.1%
FOOD & STAPLES RETAILING - 0.5%
Allion Healthcare, Inc. (a)........      16,580       144,080
                                                  -----------
FOOD PRODUCTS - 2.6%
Delta & Pine Land Co. .............      25,725       756,315
                                                  -----------
TOTAL CONSUMER STAPLES.............                   900,395
                                                  -----------
ENERGY - 9.5%
ENERGY EQUIPMENT & SERVICES - 9.5%
Core Laboratories N.V. (a).........       7,750       473,060
Horizon Offshore, Inc. (a).........      13,690       286,943
Patterson-UTI Energy, Inc. ........      15,140       428,613
TETRA Technologies, Inc. (a).......      22,449       679,980
Unit Corp. (a).....................      15,675       891,751
                                                  -----------
TOTAL ENERGY.......................                 2,760,347
                                                  -----------
FINANCIALS - 4.8%
CONSUMER FINANCE - 2.4%
Cash America International,
  Inc. ............................      21,525       688,800
                                                  -----------
INSURANCE - 2.4%
American Safety Insurance Holdings
  Ltd. (a).........................       8,735       144,127
Philadelphia Consolidated Holding
  Co. (a)..........................      18,255       554,222
                                                  -----------
                                                      698,349
                                                  -----------
TOTAL FINANCIALS...................                 1,387,149
                                                  -----------
HEALTH CARE - 16.2%
BIOTECHNOLOGY - 2.6%
Arena Pharmaceuticals, Inc. (a)....      16,370       189,564
ARIAD Pharmaceuticals, Inc. (a)....      45,500       205,205
deCODE genetics, Inc. (a)..........      43,500       269,265
Dendreon Corp. (a).................      22,350       108,174
                                                  -----------
                                                      772,208
                                                  -----------

                                                     FAIR
COMMON STOCKS - 98.7%                  SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 6.8%
American Medical Systems Holdings,
  Inc. (a).........................      37,135   $   618,298
Arrow International, Inc. .........      10,570       347,436
DJ Orthopedics, Inc. (a)...........       6,790       250,076
Respironics, Inc. (a)..............      17,385       594,914
Thoratec Corp. (a).................      11,640       161,447
                                                  -----------
                                                    1,972,171
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 5.8%
Centene Corp. (a)..................      27,575       648,840
Healthways, Inc. (a)...............       8,315       437,701
Horizon Health Corp. (a)...........      22,435       468,443
Matria Healthcare, Inc. (a)........       6,285       134,625
                                                  -----------
                                                    1,689,609
                                                  -----------
HEALTH CARE TECHNOLOGY - 1.0%
Per-Se Technologies, Inc. (a)......      11,345       285,667
                                                  -----------
TOTAL HEALTH CARE..................                 4,719,655
                                                  -----------
INDUSTRIALS - 10.7%
COMMERCIAL SERVICES &
  SUPPLIES - 4.7%
Corrections Corp. of America (a)...      12,700       672,338
Waste Connections, Inc. (a)........      19,137       696,587
                                                  -----------
                                                    1,368,925
                                                  -----------
ELECTRICAL EQUIPMENT - 2.2%
General Cable Corp. (a)............      18,360       642,600
                                                  -----------
MACHINERY - 3.8%
Actuant Corp. Class A..............       9,225       460,789
Bucyrus International, Inc. Class
  A................................      12,402       626,301
                                                  -----------
                                                    1,087,090
                                                  -----------
TOTAL INDUSTRIALS..................                 3,098,615
                                                  -----------
INFORMATION TECHNOLOGY - 34.3%
COMMUNICATIONS EQUIPMENT - 1.4%
Ixia (a)...........................      29,200       262,800
Oplink Communications, Inc. (a)....       7,380       135,128
                                                  -----------
                                                      397,928
                                                  -----------
COMPUTERS & PERIPHERALS - 4.9%
Avid Technology, Inc. (a)..........      12,470       415,625
McDATA Corp. (a)...................     144,435       589,295
M-Systems Flash Disk Pioneers Ltd.
  (a)..............................      14,415       427,116
                                                  -----------
                                                    1,432,036
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 10.9%
Cogent, Inc. (a)...................      30,305       456,696
Coherent, Inc. (a).................      19,880       670,751
Dolby Laboratories, Inc. (a).......      26,785       624,091
OYO Geospace Corp. (a).............      10,655       608,507
Photon Dynamics, Inc. (a)..........      13,100       164,012
RadiSys Corporation (a)............      29,500       647,820
                                                  -----------
                                                    3,171,877
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 98.7%                  SHARES        VALUE
-------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.3%
eCollege.com, Inc. (a).............      10,625   $   224,613
Internet Capital Group, Inc. (a)...      16,475       148,275
                                                  -----------
                                                      372,888
                                                  -----------
IT SERVICES - 1.0%
Global Payments, Inc. .............       5,915       287,173
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 7.2%
Advanced Energy Industries, Inc.
  (a)..............................      32,510       430,432
ATMI, Inc. (a).....................      12,090       297,656
Integrated Device Technology, Inc.
  (a)..............................      42,295       599,743
Supertex, Inc. (a).................       8,450       337,493
Trident Microsystems, Inc. (a).....      22,740       431,605
                                                  -----------
                                                    2,096,929
                                                  -----------
SOFTWARE - 7.6%
ANSYS, Inc. (a)....................      15,155       724,712
FactSet Research Systems, Inc. ....      13,387       633,205
Netsmart Technologies, Inc. (a)....      13,500       174,960
Quality Systems, Inc. .............      18,285       673,254
                                                  -----------
                                                    2,206,131
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 9,964,962
                                                  -----------
MATERIALS - 4.9%
METALS & MINING - 4.9%
Aleris International, Inc. (a).....      27,410     1,256,749
Cleveland-Cliffs, Inc. ............       2,035       161,355
                                                  -----------
TOTAL MATERIALS....................                 1,418,104
                                                  -----------
TELECOMMUNICATION SERVICES - 0.9%
WIRELESS TELECOMMUNICATION
  SERVICES - 0.9%
EMS Technologies, Inc. (a).........      14,800       265,956
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                   265,956
                                                  -----------
TOTAL COMMON STOCKS
  (COST $22,379,403)...............               $28,661,873
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 1.4%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006........  $  415,000   $   415,000
                                                  -----------
 Repurchase price $415,142
 Collateralized by:
  Federal Home Loan Mortgage Corp.
  Gold Pool #G01505
  5.000%, 01/01/2033
  Fair Value: $122,471
  Federal Home Loan Mortgage Corp.
  Gold Pool #G11440
  4.000%, 08/01/2018
  Fair Value: $4,322
  Federal Home Loan Mortgage Corp.
  Gold Pool #E99430
  4.500%, 09/01/2018
  Fair Value: $6,956
  Federal National Mortgage
  Association Pool #555611
  4.500%, 07/01/2018
  Fair Value: $61,287
  Federal Home Loan Mortgage Corp.
  Series #2903-BA
  4.500%, 01/15/2018
  Fair Value: $228,238
TOTAL REPURCHASE AGREEMENTS
  (COST $415,000)..................               $   415,000
                                                  -----------
TOTAL INVESTMENTS - 100.1%
  (COST $22,794,403) (B)...........               $29,076,873
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.1)%..................                   (40,899)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $29,035,974
                                                  ===========

--------------------------------------------------------------------------------
Percentages are stated as a percent of net assets.
Footnotes:

  (a) Non Income Producing.
  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $22,794,403)......................  $ 29,076,873
  Cash......................................           599
  Receivable for securities sold............       187,845
  Receivable for fund shares sold...........        45,354
  Dividends and accrued interest
    receivable..............................            47
  Prepaid expenses and other assets.........           197
                                              ------------
    Total assets............................    29,310,915
                                              ------------
Liabilities:
  Payable for securities purchased..........       231,795
  Payable for fund shares redeemed..........        11,620
  Payable for investment management
    services................................        21,320
  Accrued custody expense...................           473
  Accrued professional fees.................         5,112
  Accrued accounting fees...................         2,723
  Accrued printing and filing fees..........         1,898
                                              ------------
    Total liabilities.......................       274,941
                                              ------------
Net assets..................................  $ 29,035,974
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  1,519,674
  Paid-in capital in excess of par value....    40,324,014
  Accumulated net realized loss on
    investments.............................   (18,967,950)
  Net unrealized appreciation on
    investments.............................     6,282,470
  Accumulated net investment loss...........      (122,234)
                                              ------------
Net assets..................................  $ 29,035,974
                                              ============
Shares outstanding..........................     1,519,674
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============
Net asset value per share...................  $      19.11
                                              ============

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $   11,317
  Dividends..................................      19,978
                                               ----------
    Total investment income..................      31,295
                                               ----------
Expenses:
  Management fees............................     134,564
  Custodian fees.............................       1,507
  Directors' fees............................         933
  Professional fees..........................       6,165
  Accounting fees............................       8,261
  Printing and filing fees...................       1,468
  Other......................................         631
                                               ----------
    Total expenses...........................     153,529
                                               ----------
    Net investment loss......................    (122,234)
                                               ----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....   1,676,915
  Change in unrealized
    appreciation/depreciation on
    investments..............................     779,439
                                               ----------
    Net realized/unrealized gain (loss) on
      investments............................   2,456,354
                                               ----------
    Change in net assets from operations.....  $2,334,120
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $  (122,234)        $  (220,053)
  Net realized gain (loss) on investments...................        1,676,915           2,178,112
  Change in unrealized appreciation/depreciation on
    investments.............................................          779,439          (1,298,744)
                                                                  -----------         -----------
    Change in net assets from operations....................        2,334,120             659,315
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................        1,810,887           4,270,960
  Paid for shares redeemed..................................       (3,284,876)         (6,769,070)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........       (1,473,989)         (2,498,110)
                                                                  -----------         -----------
      Change in net assets..................................          860,131          (1,838,795)
NET ASSETS:
  Beginning of period.......................................       28,175,843          30,014,638
                                                                  -----------         -----------
  End of period.............................................      $29,035,974         $28,175,843
                                                                  ===========         ===========
  Accumulated net investment loss...........................      $  (122,234)        $        --
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX-MONTH PERIOD               YEARS ENDED DECEMBER 31,
                                                             ENDED JUNE 30, 2006     ----------------------------------------
                                                                 (UNAUDITED)          2005       2004       2003       2002
                                                             -------------------     ------     ------     ------     -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period.......................        $17.64            $17.19     $14.36     $10.25     $ 17.69
Operations:
  Net investment loss......................................         (0.08)            (0.14)     (0.12)     (0.11)      (0.14)
  Net realized and unrealized gain (loss) on investments...          1.55              0.59       2.95       4.22       (7.30)
                                                                   ------            ------     ------     ------     -------
      Total from operations................................          1.47              0.45       2.83       4.11       (7.44)
                                                                   ------            ------     ------     ------     -------
Net asset value, end of period.............................        $19.11            $17.64     $17.19     $14.36     $ 10.25
                                                                   ======            ======     ======     ======     =======
Total return...............................................          8.33%(b)          2.62%     19.71%     40.10%     (42.06)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...................        $ 29.0            $ 28.2     $ 30.0     $ 26.6     $  19.7
  Ratios to average net assets:
    Expenses...............................................          1.03%(a)          1.03%      1.03%      1.11%       1.11%
    Net investment loss....................................         (0.82)%(a)        (0.78)%    (0.74)%    (0.89)%     (1.02)%
  Portfolio turnover rate..................................            32%               52%        64%       236%        160%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 OBJECTIVE

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike other portfolios, the Nasdaq-100 Index Portfolio is a NON-DIVERSIFIED portfolio.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:
One year                                                               5.45%
Five year                                                             -3.01%
Since inception (5/1/00)                                             -13.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Nasdaq-100 Index Portfolio returned (4.25%) versus (4.04%) for the current benchmark, the Nasdaq 100 Index.

The Portfolio was 99.6% correlated to the index for the six-month period ended June 30, 2006. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in Nasdaq-100 Trust Series I shares (QQQQ). Nasdaq-100 Trust Series I shares represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq 100 Index. At June 30, 2006 17.4% of the Portfolio was invested in Nasdaq-100 Trust Series I shares. The largest contributors to the index return for the first six months of 2006 were Starbucks Corp, Sears Holding Corp, Comcast Corp. Class A, Celgene Corp, and Cisco Systems, Inc. The largest detractors for the index in the first six months of 2006 were Apple Computer, Inc., eBay, Inc., Intel Corp., Microsoft Corp., and Amgen Inc.(1)

The Nasdaq 100 index represents the 100 largest and most active non-financial issues listed on the Nasdaq exchange.

For the balance of 2006, equities will face a number of challenges; namely higher oil prices, Fed tightening, inflation concerns, and geopolitical events.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 NASDAQ-100 INDEX PORTFOLIO              NASDAQ 100 INDEX
                                                                 --------------------------              ----------------
5/1/00                                                                    10000.00                           10000.00
06/00                                                                      9850.00                            9828.00
                                                                           6089.00                            6116.00
06/01                                                                      4730.00                            4781.00
                                                                           4100.00                            4114.00
06/02                                                                      2720.00                            2744.00
                                                                           2570.00                            2571.00
06/03                                                                      3120.00                            3142.00
                                                                           3800.00                            3843.00
06/04                                                                      3920.00                            3974.00
                                                                           4180.00                            4256.00
06/05                                                                      3850.00                            3928.00
                                                                           4240.00                            4336.00
06/06                                                                      4060.00                            4161.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq. The Index presented herein includes the effects of reinvested dividends.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                    % of Net Assets
Common Stocks (3)                              78.9
Exchange Traded Funds                          17.4
Short-Term Notes and Other Net
  Assets                                        3.7
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                      % of Net Assets
 1.  Nasdaq-100 Trust Series I                   17.4
 2.  Microsoft Corp.                              4.8
 3.  QUALCOMM, Inc.                               4.8
 4.  Apple Computer, Inc.                         4.0
 5.  Google, Inc. Class A                         3.2
 6.  Cisco Systems, Inc.                          2.5
 7.  Starbucks Corp.                              2.4
 8.  Intel Corp.                                  2.3
 9.  Amgen, Inc.                                  2.1
10.  Oracle Corp.                                 1.9

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                    % of Net Assets
      Information Technology                                                   46.2
      Consumer Discretionary                                                   14.9
      Health Care                                                              11.3
      Industrials                                                               3.9
      Consumer Staples                                                          1.3
      Telecommunication Services                                                0.7
      Energy                                                                    0.3
      Materials                                                                 0.3
                                                                    ---------------
                                                                               78.9
                                                                    ===============

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 78.9%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 14.9%
DIVERSIFIED CONSUMER SERVICES - 0.5%
Apollo Group, Inc. Class A (a).......     3,875   $   200,221
                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 2.8%
Starbucks Corp. (a)..................    23,675       893,968
Wynn Resorts Ltd. (a)................     2,425       177,753
                                                  -----------
                                                    1,071,721
                                                  -----------
HOUSEHOLD DURABLES - 0.6%
Garmin Ltd. .........................     2,225       234,604
                                                  -----------
INTERNET & CATALOG RETAIL - 3.3%
Amazon.com Inc. (a)..................     6,150       237,882
eBay, Inc. (a).......................    23,335       683,482
Expedia, Inc. (a)....................     7,775       116,547
IAC/InterActiveCorp (a)..............     7,352       194,755
                                                  -----------
                                                    1,232,666
                                                  -----------
MEDIA - 4.1%
Comcast Corp. Class A (a)............    21,215       694,579
Discovery Holding Co. Class A (a)....     5,275        77,173
EchoStar Communications Corp. (a)....     4,710       145,115
Lamar Advertising Co. (a)............     1,875       100,987
Liberty Global, Inc. (a).............     5,275       113,413
NTL Inc. ............................     6,975       173,678
Sirius Satellite Radio, Inc. (a).....    33,750       160,313
XM Satellite Radio Holdings, Inc.
  Class A (a)........................     5,925        86,801
                                                  -----------
                                                    1,552,059
                                                  -----------
MULTILINE RETAIL - 1.5%
Sears Holdings Corp. (a).............     3,625       562,962
                                                  -----------
SPECIALTY RETAIL - 2.1%
Bed Bath & Beyond, Inc. (a)..........     8,425       279,457
PETsMart, Inc. ......................     3,075        78,720
Ross Stores, Inc. ...................     3,130        87,796
Staples, Inc. .......................    10,850       264,198
Urban Outfitters, Inc. (a)...........     3,825        66,899
                                                  -----------
                                                      777,070
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               5,631,303
                                                  -----------
CONSUMER STAPLES - 1.3%
FOOD & STAPLES RETAILING - 1.3%
Costco Wholesale Corp. ..............     5,510       314,786
Whole Foods Market, Inc. ............     3,050       197,152
                                                  -----------
TOTAL CONSUMER STAPLES...............                 511,938
                                                  -----------
ENERGY - 0.3%
ENERGY EQUIPMENT & SERVICES - 0.3%
Patterson-UTI Energy, Inc. ..........     3,850       108,994
                                                  -----------
TOTAL ENERGY.........................                 108,994
                                                  -----------
HEALTH CARE - 11.3%
BIOTECHNOLOGY - 7.6%
Amgen, Inc. (a)......................    12,197       795,610
Amylin Pharmaceuticals, Inc. (a).....     2,650       130,830
Biogen Idec, Inc. (a)................     8,300       384,456

                                                     FAIR
COMMON STOCKS - 78.9%                   SHARES       VALUE
-------------------------------------------------------------
BIOTECHNOLOGY (CONTINUED)
Celgene Corp. (a)....................     7,650   $   362,840
Genzyme Corp. (a)....................     7,250       442,613
Gilead Sciences, Inc. (a)............     9,950       588,642
MedImmune, Inc. (a)..................     5,920       160,432
                                                  -----------
                                                    2,865,423
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.1%
Biomet, Inc. ........................     7,350       229,982
DENTSPLY International, Inc. ........     1,675       101,505
Intuitive Surgical, Inc. (a).........       800        92,000
                                                  -----------
                                                      423,487
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 1.1%
Express Scripts, Inc. (a)............     2,900       208,046
Lincare Holdings, Inc. (a)...........     2,050        77,572
Patterson Cos., Inc. (a).............     2,955       103,218
                                                  -----------
                                                      388,836
                                                  -----------
PHARMACEUTICALS - 1.5%
Sepracor, Inc. (a)...................     2,350       134,279
Teva Pharmaceutical Industries,
  Ltd. - ADR.........................    13,960       440,996
                                                  -----------
                                                      575,275
                                                  -----------
TOTAL HEALTH CARE....................               4,253,021
                                                  -----------
INDUSTRIALS - 3.9%
AIR FREIGHT & LOGISTICS - 1.2%
C.H. Robinson Worldwide, Inc. .......     3,725       198,542
Expeditors International of
  Washington, Inc. ..................     4,650       260,447
                                                  -----------
                                                      458,989
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Cintas Corp. ........................     4,475       177,926
Monster Worldwide, Inc. (a)..........     2,900       123,714
                                                  -----------
                                                      301,640
                                                  -----------
ELECTRICAL EQUIPMENT - 0.2%
American Power Conversion Corp. .....     4,300        83,807
                                                  -----------
MACHINERY - 1.3%
Joy Global, Inc. ....................     2,700       140,643
PACCAR, Inc. ........................     4,137       340,806
                                                  -----------
                                                      481,449
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 0.4%
Fastenal Co. ........................     3,200       128,928
                                                  -----------
TOTAL INDUSTRIALS....................               1,454,813
                                                  -----------
INFORMATION TECHNOLOGY - 46.2%
COMMUNICATIONS EQUIPMENT - 9.3%
Cisco Systems, Inc. (a)..............    48,400       945,252
Comverse Technology, Inc. (a)........     4,655        92,029
JDS Uniphase Corp. (a)...............    42,985       108,752
Juniper Networks, Inc. (a)...........     8,250       131,918
LM Ericsson Telephone Co. - ADR......     2,450        80,948
QUALCOMM, Inc. ......................    44,870     1,797,941

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 78.9%                   SHARES       VALUE
-------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Research In Motion Ltd. (a)..........     4,150   $   289,546
Tellabs, Inc. (a)....................     5,675        75,534
                                                  -----------
                                                    3,521,920
                                                  -----------
COMPUTERS & PERIPHERALS - 6.9%
Apple Computer, Inc. (a).............    26,320     1,507,346
Dell, Inc. (a).......................    18,675       456,790
Network Appliance, Inc. (a)..........     8,685       306,580
SanDisk Corp. (a)....................     3,975       202,646
Sun Microsystems, Inc. (a)...........    33,770       140,146
                                                  -----------
                                                    2,613,508
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.7%
CDW Corp. ...........................     1,830       100,009
Flextronics International Ltd. (a)...    13,925       147,884
                                                  -----------
                                                      247,893
                                                  -----------
INTERNET SOFTWARE & SERVICES - 5.2%
Akamai Technologies, Inc. (a)........     3,275       118,522
Google, Inc. Class A (a).............     2,900     1,216,057
VeriSign, Inc. (a)...................     5,130       118,862
Yahoo!, Inc. (a).....................    15,035       496,155
                                                  -----------
                                                    1,949,596
                                                  -----------
IT SERVICES - 2.2%
CheckFree Corp. (a)..................     1,925        95,403
Cognizant Technology Solutions Corp.
  (a)................................     3,025       203,794
Fiserv, Inc. (a).....................     4,887       221,675
Paychex, Inc. .......................     7,995       311,645
                                                  -----------
                                                      832,517
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 9.3%
Altera Corp. (a).....................    11,200       196,560
Applied Materials, Inc. .............    17,950       292,226
ATI Technologies, Inc. (a)...........     5,525        80,665
Broadcom Corp. Class A (a)...........     9,500       288,135
Intel Corp. .........................    45,220       859,180
KLA-Tencor Corp. ....................     5,350       222,400
Lam Research Corp. (a)...............     3,225       150,672
Linear Technology Corp. .............     9,005       301,577
Marvell Technology Group Ltd. (a)....     6,200       274,846
Maxim Integrated Products, Inc. .....     9,965       319,976
Microchip Technology, Inc. ..........     3,950       132,523
NVIDIA Corp. (a).....................     7,675       163,401
Xilinx, Inc. ........................    10,105       228,878
                                                  -----------
                                                    3,511,039
                                                  -----------
SOFTWARE - 12.6%
Activision, Inc. (a).................     5,475        62,305
Adobe Systems, Inc. (a)..............    13,030       395,591
Autodesk, Inc. (a)...................     5,350       184,361

                                                     FAIR
COMMON STOCKS - 78.9%                   SHARES       VALUE
-------------------------------------------------------------
SOFTWARE (CONTINUED)
BEA Systems, Inc. (a)................     8,025   $   105,047
Cadence Design Systems, Inc. (a).....     6,575       112,564
Check Point Software Technologies
  Ltd. (a)...........................     5,345        94,072
Citrix Systems, Inc. (a).............     4,800       192,480
Electronic Arts, Inc. (a)............     6,805       292,887
Intuit, Inc. (a).....................     4,865       294,527
Microsoft Corp. .....................    77,925     1,815,653
Oracle Corp. (a).....................    49,385       715,589
Red Hat, Inc. (a)....................     4,025        94,185
Symantec Corp. (a)...................    24,223       376,425
                                                  -----------
                                                    4,735,686
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........              17,412,159
                                                  -----------
MATERIALS - 0.3%
CHEMICALS - 0.3%
Sigma-Aldrich Corp. .................     1,425       103,512
                                                  -----------
TOTAL MATERIALS......................                 103,512
                                                  -----------
TELECOMMUNICATION SERVICES - 0.7%
WIRELESS TELECOMMUNICATION
  SERVICES - 0.7%
Millicom International Cellular S.A.
  (a)................................     2,150        97,675
NII Holdings, Inc. (a)...............     3,300       186,054
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....                 283,729
                                                  -----------
TOTAL COMMON STOCKS
  (COST $29,445,939).................             $29,759,469
                                                  -----------
                                                     FAIR
EXCHANGE TRADED FUNDS - 17.4%           SHARES       VALUE
-------------------------------------------------------------
Nasdaq-100 Trust Series I............   168,765   $ 6,543,019
                                                  -----------
TOTAL EXCHANGE TRADED FUNDS
  (COST $6,891,083)..................             $ 6,543,019
                                                  -----------
                                         FACE        FAIR
SHORT-TERM NOTES - 1.0%                 AMOUNT       VALUE
-------------------------------------------------------------
Prudential Funding LLC
  5.150%, 07/03/2006.................  $395,000   $   394,887
                                                  -----------
TOTAL SHORT-TERM NOTES
  (COST $394,887)....................             $   394,887
                                                  -----------
TOTAL INVESTMENTS - 97.3%
  (COST $36,731,909) (B).............             $36,697,375
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 2.7%.................               1,008,068
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $37,705,443
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
 ADR: American Depository Receipts
Footnotes:
 (a)  Non Income Producing.
 (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $36,731,909)......................  $36,697,375
  Cash......................................          264
  Receivable for fund shares sold...........    1,220,646
  Dividends and accrued interest
    receivable..............................        4,856
  Prepaid expenses and other assets.........          204
                                              -----------
    Total assets............................   37,923,345
                                              -----------
Liabilities:
  Payable for securities purchased..........      194,477
  Payable for fund shares redeemed..........            2
  Payable for investment management
    services................................       11,593
  Accrued custody expense...................        1,467
  Accrued professional fees.................        5,116
  Accrued accounting fees...................        3,165
  Accrued printing and filing fees..........        2,082
                                              -----------
    Total liabilities.......................      217,902
                                              -----------
Net assets..................................  $37,705,443
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 9,297,888
  Paid-in capital in excess of par value....   33,423,017
  Accumulated net realized loss on
    investments.............................   (4,983,807)
  Net unrealized depreciation on
    investments.............................      (34,534)
  Undistributed net investment income.......        2,879
                                              -----------
Net assets..................................  $37,705,443
                                              ===========
Shares outstanding..........................    9,297,888
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $      4.06
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $     6,540
  Dividends (net of withholding tax of
    $485)....................................       71,516
                                               -----------
    Total investment income..................       78,056
                                               -----------
Expenses:
  Management fees............................       67,793
  Custodian fees.............................        3,499
  Directors' fees............................        1,047
  Professional fees..........................        6,202
  Accounting fees............................        9,573
  Printing and filing fees...................        2,403
  Other......................................          585
                                               -----------
    Total expenses...........................       91,102
                                               -----------
    Net investment loss......................      (13,046)
                                               -----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....     (271,072)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,318,853)
                                               -----------
    Net realized/unrealized gain (loss) on
      investments............................   (1,589,925)
                                               -----------
    Change in net assets from operations.....  $(1,602,971)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)..............................      $   (13,046)        $    12,028
  Net realized gain (loss) on investments...................         (271,072)           (106,005)
  Change in unrealized appreciation/depreciation on
    investments.............................................       (1,318,853)            936,205
                                                                  -----------         -----------
    Change in net assets from operations....................       (1,602,971)            842,228
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................        9,629,549          14,487,148
  Paid for shares redeemed..................................       (1,582,083)         (3,564,972)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........        8,047,466          10,922,176
                                                                  -----------         -----------
      Change in net assets..................................        6,444,495          11,764,404
NET ASSETS:
  Beginning of period.......................................       31,260,948          19,496,544
                                                                  -----------         -----------
  End of period.............................................      $37,705,443         $31,260,948
                                                                  ===========         ===========
  Undistributed net investment income.......................      $     2,879         $    15,925
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD               YEARS ENDED DECEMBER 31,
                                                              ENDED JUNE 30, 2006      --------------------------------------
                                                                  (UNAUDITED)          2005       2004       2003       2002
                                                              -------------------      -----     ------     ------     ------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................         $4.24             $4.18     $ 3.80     $ 2.57     $ 4.10
Operations:
  Net investment income (loss)..............................            --                --       0.03      (0.01)     (0.01)
  Net realized and unrealized gain (loss) on investments....         (0.18)             0.06       0.35       1.24      (1.52)
                                                                     -----             -----     ------     ------     ------
      Total from operations.................................         (0.18)             0.06       0.38       1.23      (1.53)
                                                                     -----             -----     ------     ------     ------
Net asset value, end of period..............................         $4.06             $4.24     $ 4.18     $ 3.80     $ 2.57
                                                                     =====             =====     ======     ======     ======
Total return................................................         (4.25)%(b)         1.44%     10.00%     47.86%    (37.32)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................         $37.7             $31.3     $ 19.5     $ 16.7     $  7.7
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by adviser:
      Expenses..............................................          0.54%(a)          0.54%      0.58%      0.67%      0.68%
      Net investment income (loss)..........................         (0.08)%(a)         0.05%      0.67%     (0.44)%    (0.56)%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by adviser:
      Expenses..............................................          0.54%(a)          0.64%      0.93%      1.05%      1.08%
    Portfolio turnover rate.................................            12%               45%        20%        64%       103%

--------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 OBJECTIVE

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    10.21%
Since inception (5/1/02)                     6.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Bristol Portfolio returned 3.46% versus 2.71% for the current benchmark, the S&P 500 Index.

The Portfolio's major contributors included several energy stocks such as Marathon Oil Corp. up 38%, Suncor Energy, Inc. up 23%, and Occidental Petroleum Corp. up 18%. Crude oil prices rallied sharply supported by increasing demand for oil, fears of a potential conflict with Iran, and unrest in Nigeria. Other out-performers were Caterpillar, Inc. up 36% due to strong mining equipment exposure and Thermo Electron Corp. up 27% on increased revenue from the launch of its new mass spectrometers. BHP Billiton Ltd. was up 25% on positive revisions on metals pricing.(1)

Detractors to performance included JDS Uniphase Corp., which was down 36% for the period. Despite positive earnings revisions, the market reacted to competitor reports of weaknesses and a convertible offering which caused the stock to fall 10%. JDS Uniphase Corp. alone cost the Portfolio 82 basis points. Hewitt Associates, Inc. was another major detractor, down 20% after the company retracted its previous guidance for its BPO division, taking a charge on contract revenue losses for the year. We continue to hold the stock, however, as the core business remains stable and a change in management should yield positive results going forward. Another detractor was UnitedHealth Group, Inc. down 22% on concerns of a rising medical-loss ratio and increasing competition on pricing, as well as company issues with options backdating. Maxim Integrated Products, Inc. was down 15% on lower than expected revenue growth, concerns over narrowing gross margins, and shareholder lawsuits over the backdating of options.(1)

Throughout the period, we maintained an over-weight position in Health Care while in Information Technology, we moved from over-weight to market weight positioning the Portfolio slightly more defensively. We increased our weighting in Financials from a 5% under-weight to a slight over-weight. We bought American International Group, Inc. and Wachovia Corp. for its inexpensive valuation and the potential for positive revisions. We also bought Morgan Stanley for positive revisions on lower credit loss and strength in its investment banking division.(1)

In Consumer Discretionary, we increased our weight earlier in the year but later decreased our weight substantially to a 1.3% under-weight. We sold The Home Depot, Inc. on falling estimates, Harrah's Entertainment, Inc. and Kohl's, Corp. on valuation, and Time Warner, Inc. because of difficulties with its AOL division. We also sold Advance Auto Parts, Inc. on negative revisions.(1)

The Portfolio is positioned slightly more defensively going into the second half of the year. Our weighting is lower in Consumer Discretionary and Information Technology, while we are slightly over-weighted in Health Care and Financials. We are holding Energy at near market weight while the geo-political outlook still remains uncertain. We expect the Portfolio to out-perform in the event of an economic slowdown, which we view as a possibility in the near-term.(1)

-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                     BRISTOL PORTFOLIO
                                                                   (COMMENCED OPERATIONS
                                                                      ON MAY 1, 2002)                     S&P 500 INDEX
                                                                   ---------------------                  -------------
5/1/02                                                                    10000.00                           10000.00
06/02                                                                      8950.00                            9138.00
                                                                           7900.00                            8197.00
06/03                                                                      8811.00                            9161.00
                                                                          10464.00                           10548.00
06/04                                                                     10695.00                           10911.00
                                                                          11366.00                           11696.00
06/05                                                                     11954.00                           11601.00
                                                                          12734.00                           12270.00
06/06                                                                     13174.00                           12602.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                    % of Net Assets
Common Stocks (3)
                                               96.2
Repurchase Agreements and
  Other Net Assets
                                                3.8
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                     % of Net Assets
 1.  General Electric Co.                        3.1
 2.  Bank of America Corp.                       2.4
 3.  Citigroup, Inc.                             2.2
 4.  Apache Corp.                                2.1
 5.  Morgan Stanley                              2.0
 6.  JPMorgan Chase & Co.                        2.0
 7.  United Technologies Corp.                   2.0
 8.  Emerson Electric Co.                        2.0
 9.  Countrywide Financial Corp.                 2.0
10.  CVS Corp.                                   2.0

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                    % of Net Assets
      Financials                                                               21.3
      Health Care                                                              16.7
      Information Technology                                                   14.4
      Industrials                                                              14.1
      Consumer Discretionary                                                    9.6
      Consumer Staples                                                          8.0
      Energy                                                                    7.0
      Telecommunication Services                                                1.9
      Utilities                                                                 1.9
      Materials                                                                 1.3
                                                                    ---------------
                                                                               96.2
                                                                    ===============

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 96.2%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 9.6%
HOTELS, RESTAURANTS &
  LEISURE - 0.7%
Scientific Games Corp. Class A
  (a)..............................       8,000   $   284,960
                                                  -----------
HOUSEHOLD DURABLES - 1.4%
Newell Rubbermaid, Inc. ...........      24,500       632,835
                                                  -----------
MEDIA - 1.9%
The Walt Disney Co. ...............      28,400       852,000
                                                  -----------
MULTILINE RETAIL - 1.2%
J.C. Penney Co. Inc. ..............       7,900       533,329
                                                  -----------
SPECIALTY RETAIL - 0.8%
Tiffany & Co. .....................      10,700       353,314
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 3.6%
Liz Claiborne, Inc. ...............       3,800       140,828
Nike, Inc. Class B.................      10,300       834,300
Quiksilver, Inc. (a)...............      51,800       630,924
                                                  -----------
                                                    1,606,052
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 4,262,490
                                                  -----------
CONSUMER STAPLES - 8.0%
BEVERAGES - 1.9%
PepsiCo, Inc. .....................      14,200       852,568
                                                  -----------
FOOD & STAPLES RETAILING - 4.3%
CVS Corp. .........................      28,600       878,020
Walgreen Co. ......................      16,600       744,344
Wal-Mart Stores, Inc. .............       5,700       274,569
                                                  -----------
                                                    1,896,933
                                                  -----------
HOUSEHOLD PRODUCTS - 1.8%
The Procter & Gamble Co. ..........      14,000       778,400
                                                  -----------
TOTAL CONSUMER STAPLES.............                 3,527,901
                                                  -----------
ENERGY - 7.0%
OIL, GAS & CONSUMABLE FUELS - 7.0%
Apache Corp. ......................      13,900       948,675
ConocoPhillips.....................       7,800       511,134
Exxon Mobil Corp. .................      13,100       803,685
Marathon Oil Corp. ................       8,900       741,370
Suncor Energy, Inc. ...............       1,300       105,313
                                                  -----------
TOTAL ENERGY.......................                 3,110,177
                                                  -----------
FINANCIALS - 21.3%
CAPITAL MARKETS - 5.1%
Franklin Resources, Inc. ..........       5,600       486,136
Morgan Stanley.....................      14,300       903,903
The Goldman Sachs Group, Inc. .....       5,700       857,451
                                                  -----------
                                                    2,247,490
                                                  -----------
COMMERCIAL BANKS - 4.3%
Bank of America Corp. .............      22,100     1,063,010
Wachovia Corp. ....................      16,100       870,688
                                                  -----------
                                                    1,933,698
                                                  -----------
CONSUMER FINANCE - 2.0%
Capital One Financial Corp. .......      10,200       871,590
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.2%                  SHARES        VALUE
-------------------------------------------------------------
DIVERSIFIED FINANCIAL
  SERVICES - 4.2%
Citigroup, Inc. ...................      20,700   $   998,568
JPMorgan Chase & Co. ..............      21,000       882,000
                                                  -----------
                                                    1,880,568
                                                  -----------
INSURANCE - 3.7%
American International Group,
  Inc. ............................      14,300       844,415
The Hartford Financial Services
  Group, Inc. .....................       9,300       786,780
                                                  -----------
                                                    1,631,195
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 2.0%
Countrywide Financial Corp. .......      23,100       879,648
                                                  -----------
TOTAL FINANCIALS...................                 9,444,189
                                                  -----------
HEALTH CARE - 16.7%
BIOTECHNOLOGY - 4.0%
Amgen, Inc. (a)....................      13,100       854,513
Human Genome Sciences, Inc. (a)....      48,800       522,160
PDL BioPharma, Inc. (a)............      22,700       417,907
                                                  -----------
                                                    1,794,580
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 2.8%
Baxter International, Inc. ........      22,700       834,452
Medtronic, Inc. ...................       9,000       422,280
                                                  -----------
                                                    1,256,732
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 3.6%
Coventry Health Care, Inc. (a).....      15,100       829,594
MedcoHealth Solutions, Inc. (a)....      13,000       744,640
                                                  -----------
                                                    1,574,234
                                                  -----------
LIFE SCIENCES TOOLS &
  SERVICES - 1.9%
Fisher Scientific International,
  Inc. (a).........................      11,700       854,685
                                                  -----------
PHARMACEUTICALS - 4.4%
AstraZeneca PLC - ADR..............       6,700       400,794
Johnson & Johnson..................      13,900       832,888
Pfizer, Inc. ......................      30,200       708,794
                                                  -----------
                                                    1,942,476
                                                  -----------
TOTAL HEALTH CARE..................                 7,422,707
                                                  -----------
INDUSTRIALS - 14.1%
AEROSPACE & DEFENSE - 7.1%
Honeywell International, Inc. .....      21,200       854,360
L-3 Communications Holdings,
  Inc. ............................      11,500       867,330
The Boeing Co. ....................       6,800       556,988
United Technologies Corp. .........      13,900       881,538
                                                  -----------
                                                    3,160,216
                                                  -----------
ELECTRICAL EQUIPMENT - 2.0%
Emerson Electric Co. ..............      10,500       880,005
                                                  -----------
INDUSTRIAL CONGLOMERATES - 5.0%
3M Co. ............................      10,500       848,085
General Electric Co. ..............      41,900     1,381,024
                                                  -----------
                                                    2,229,109
                                                  -----------
TOTAL INDUSTRIALS..................                 6,269,330
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 96.2%                  SHARES        VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 14.4%
COMMUNICATIONS EQUIPMENT - 6.2%
Alcatel SA - ADR (a)...............      39,400   $   496,834
Cisco Systems, Inc. (a)............      42,600       831,978
JDS Uniphase Corp. (a).............     299,900       758,747
QUALCOMM, Inc. ....................      16,800       673,176
                                                  -----------
                                                    2,760,735
                                                  -----------
COMPUTERS & PERIPHERALS - 1.8%
Apple Computer, Inc. (a)...........       2,800       160,356
Hewlett-Packard Co. ...............      20,600       652,608
                                                  -----------
                                                      812,964
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.8%
Google, Inc. Class A (a)...........       1,600       670,928
Yahoo!, Inc. (a)...................       4,200       138,600
                                                  -----------
                                                      809,528
                                                  -----------
IT SERVICES - 1.5%
Hewitt Associates, Inc. Class A
  (a)..............................      29,600       665,408
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.1%
Maxim Integrated Products, Inc. ...      14,700       472,017
                                                  -----------
SOFTWARE - 2.0%
Microsoft Corp. ...................      37,500       873,750
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 6,394,402
                                                  -----------
MATERIALS - 1.3%
METALS & MINING - 1.3%
Cameco Corp. ......................      14,500       579,565
                                                  -----------
TOTAL MATERIALS....................                   579,565
                                                  -----------
TELECOMMUNICATION SERVICES - 1.9%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.9%
Verizon Communications, Inc. ......      25,200       843,948
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                   843,948
                                                  -----------
UTILITIES - 1.9%
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 1.9%
TXU Corp. .........................      14,000       837,060
                                                  -----------
TOTAL UTILITIES....................                   837,060
                                                  -----------
TOTAL COMMON STOCKS
  (COST $42,706,255)...............               $42,691,769
                                                  -----------
                                        FACE         FAIR
REPURCHASE AGREEMENTS - 2.5%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006........  $1,135,000   $ 1,135,000
                                                  -----------
 Repurchase price $1,135,388
 Collateralized by:
  Federal Home Loan Mortgage Corp.
  Gold Pool #G01505
  5.000%, 01/01/2033
  Fair Value: $334,950
  Federal Home Loan Mortgage Corp.
  Gold Pool #G11440
  4.000%, 08/01/2018
  Fair Value: $11,821
  Federal Home Loan Mortgage Corp.
  Gold Pool #E99430
  4.500%, 09/01/2018
  Fair Value: $19,024
  Federal National Mortgage
  Association Pool #555611
  4.500%, 07/01/2018
  Fair Value: $167,615
  Federal Home Loan Mortgage Corp.
  Series #2903-BA
  4.500%, 01/15/2018
  Fair Value: $624,217
TOTAL REPURCHASE AGREEMENTS
  (COST $1,135,000)................               $ 1,135,000
                                                  -----------
TOTAL INVESTMENTS - 98.7%
  (COST $43,841,255) (B)...........               $43,826,769
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.3%...............                   563,098
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $44,389,867
                                                  ===========

--------------------------------------------------------------------------------
Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

  (a) Non Income Producing.

  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
    Investments in securities, at fair value
      (Cost $43,841,255)....................  $43,826,769
    Cash....................................          900
    Receivable for securities sold..........    1,050,877
    Receivable for fund shares sold.........      675,468
    Dividends and accrued interest
      receivable............................       27,054
    Prepaid expenses and other assets.......          180
                                              -----------
      Total assets..........................   45,581,248
                                              -----------
Liabilities:
    Payable for securities purchased........    1,151,768
    Payable for fund shares redeemed........            2
    Payable for investment management
      services..............................       27,663
    Accrued custody expense.................        1,662
    Accrued professional fees...............        5,121
    Accrued accounting fees.................        3,160
    Accrued printing and filing fees........        2,005
                                              -----------
      Total liabilities.....................    1,191,381
                                              -----------
Net assets..................................  $44,389,867
                                              ===========
Net assets consist of:
    Par value, $1 per share.................  $ 3,808,091
    Paid-in capital in excess of par
      value.................................   37,048,741
    Accumulated net realized gain on
      investments...........................    3,356,138
    Net unrealized depreciation on
      investments...........................      (14,486)
    Undistributed net investment income.....      191,383
                                              -----------
Net assets..................................  $44,389,867
                                              ===========
Shares outstanding..........................    3,808,091
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     11.66
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $   18,664
  Dividends (net of withholding tax of
    $210)....................................     246,585
                                               ----------
    Total investment income..................     265,249
                                               ----------
Expenses:
  Management fees............................     149,220
  Custodian fees.............................       4,969
  Directors' fees............................       1,192
  Professional fees..........................       6,244
  Accounting fees............................       9,457
  Printing and filing fees...................       2,777
  Other......................................         501
                                               ----------
    Total expenses...........................     174,360
                                               ----------
    Net investment income....................      90,889
                                               ----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....   1,671,350
  Change in unrealized
    appreciation/depreciation on
    investments..............................    (862,338)
                                               ----------
    Net realized/unrealized gain (loss) on
      investments............................     809,012
                                               ----------
    Change in net assets from operations.....  $  899,901
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................      $    90,889         $   100,494
  Net realized gain (loss) on investments...................        1,671,350           1,698,578
  Change in unrealized appreciation/depreciation on
    investments.............................................         (862,338)            447,104
                                                                  -----------         -----------
    Change in net assets from operations....................          899,901           2,246,176
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................       13,968,303          22,501,040
  Paid for shares redeemed..................................         (459,005)         (2,818,793)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........       13,509,298          19,682,247
                                                                  -----------         -----------
      Change in net assets..................................       14,409,199          21,928,423
NET ASSETS:
  Beginning of period.......................................       29,980,668           8,052,245
                                                                  -----------         -----------
  End of period.............................................      $44,389,867         $29,980,668
                                                                  ===========         ===========
  Undistributed net investment income.......................      $   191,383         $   100,494
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                      SIX-MONTH PERIOD         YEARS ENDED DECEMBER 31,
                                                     ENDED JUNE 30, 2006     ----------------------------      MAY 1, 2002* TO
                                                         (UNAUDITED)          2005       2004       2003      DECEMBER 31, 2002
                                                     -------------------     ------     ------     ------     -----------------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period...............        $11.27            $10.06     $10.43     $ 7.90          $ 10.00
Operations:
  Net investment income............................          0.01              0.01       0.13       0.03            (0.01)
  Net realized and unrealized gain (loss) on
    investments....................................          0.38              1.20       0.63       2.53            (2.09)
                                                           ------            ------     ------     ------          -------
      Total from operations........................          0.39              1.21       0.76       2.56            (2.10)
                                                           ------            ------     ------     ------          -------
Distributions:
  Distributions from net investment income.........            --                --      (0.10)     (0.03)              --
  Distributions of net realized capital gain.......            --                --      (1.03)        --               --
                                                           ------            ------     ------     ------          -------
      Total distributions..........................            --                --      (1.13)     (0.03)              --
                                                           ------            ------     ------     ------          -------
Net asset value, end of period.....................        $11.66            $11.27     $10.06     $10.43          $  7.90
                                                           ======            ======     ======     ======          =======
Total return.......................................          3.46%(b)         12.03%      8.62%     32.44%          (21.00)%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...........        $ 44.4            $ 30.0     $  8.1     $  7.0          $   3.0
  Ratios to average net assets:
    Ratios net of expenses reduced or reimbursed by
      adviser:
      Expenses.....................................          0.93%(a)          0.96%      0.27%      0.86%            1.71%(a)
      Net investment income (loss).................          0.49%(a)          0.54%      1.45%      0.39%           (0.24)%(a)
    Ratios assuming no expenses reduced or
      reimbursed by adviser:
      Expenses.....................................          0.93%(a)          0.96%      1.07%      1.25%            1.83%(a)
    Portfolio turnover rate........................           121%              224%       300%       224%              98%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 OBJECTIVE

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    13.80%
Since inception (5/1/02)                     2.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Bryton Growth Portfolio returned 4.21% versus 6.07% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio's out-performers included Manitowoc Co. Inc. up 78%, as the crane industry up cycle lifted the profit outlook and MEMC Electronics Materials, Inc. up 98% on positive revisions due to strong demand. Sotheby's Holdings, Inc. was up 65% as a result of the strong art auction market, and Serologicals Corp. was up 58%, after an acquisition announcement by Millipore.(1)

Under-performers included Foundry Networks, Inc. down 30%, due to disappointing sales to Japan and the U.S. Government. The company is also being investigated regarding its options granting practices. Another under-performer was Sigma Designs, Inc. down 38%, as pricing pressured margins leading to an earnings disappointment. An options granting investigation also hurt this stock's performance. The Warnaco Group, Inc. was down 30% due to weakness in swimwear and intimate products, as well as logistics difficulties. Finisar Corp. was down 34% after lowering its margins outlook.(1)

Compared to the beginning of the year, we maintained a significant over-weight in the Health Care sector anticipating that innovation plus pricing power would enable our stocks to consistently deliver strong results and out-perform even in a slowing economy. We also maintained a market weight position in Consumer Discretionary stocks, selling AnnTaylor Stores Corp. and Phillips-Van Heusen Corp. after they reached our price targets, and buying HOT Topic, Inc. and The Childrens Place Retail Stores, Inc. on improving comparable store sales and margin leverages.(1)

One noteworthy change was the Financials sector, which moved to a market weight from a 6% under-weight. We bought several small banks, including Texas Regional Bancshares Inc., Prosperity Bancshares, Inc., Cathay General Bancorp, and Texas Capital Bancshares, Inc. for their attractive footprints and minor exposure to the slowing residential housing market. Texas Regional Bancshares Inc. announced that it was being acquired soon after we bought the shares. The other significant change was in the Information Technology sector, which moved to a 4% under-weight from a 3% over-weight. We sold Intersil Corp., MEMC Electronics Materials, Inc. and Xyratex Ltd. after they reached our target prices, and reduced Tektronix, Inc. and RF Micro Devices, Inc. on negative revisions.(1)

Going into the third quarter, we are over-weighted in HealthCare and under-weighted in Information Technology where we think consensus expectations are too high. We are optimistic that the U.S. economy will continue to be resilient in spite of high energy prices and the slowing housing market, and that the Federal Reserve will keep inflation under control without pushing the economy into recession. However, we are still positioned slightly defensively in case an economic slowdown should occur. We expect corporate profits to continue to grow, and feel that the Portfolio is properly positioned for this environment.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            BRYTON GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 2002)            RUSSELL 2000 GROWTH INDEX
                                                            ----------------------------------      -------------------------
5/1/02                                                                   10000.00                            10000.00
06/02                                                                     8170.00                             8635.00
                                                                          6880.00                             7286.00
06/03                                                                     8140.00                             8694.00
                                                                          9330.00                            10822.00
06/04                                                                     9280.00                            11437.00
                                                                         10030.00                            12370.00
06/05                                                                     9580.00                            11927.00
                                                                         10462.00                            12884.00
06/06                                                                    10902.00                            13666.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Index presented herein includes the effects of reinvested dividends.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               92.1
Repurchase Agreements and Other Net
  Assets                                         7.9
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  Trizetto Group                                1.9
 2.  American Medical Systems
     Holdings, Inc.                                1.8
 3.  Berry Petroleum Co.                           1.8
 4.  Quanta Services, Inc.                         1.8
 5.  Option Care, Inc.                             1.8
 6.  Hain Celestial Group, Inc.                    1.7
 7.  Viasys Healthcare, Inc.                       1.7
 8.  Jones Lang LaSalle, Inc.                      1.7
 9.  Affiliated Managers Group,
     Inc.                                          1.7
10.  Keystone Automotive Industries,
     Inc.                                          1.7

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Health Care                                                               26.3
      Information Technology                                                    18.2
      Industrials                                                               14.3
      Consumer Discretionary                                                    14.3
      Financials                                                                10.5
      Energy                                                                     5.7
      Consumer Staples                                                           1.8
      Materials                                                                  1.0
                                                                     ---------------
                                                                                92.1
                                                                     ===============

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 92.1%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 14.3%
AUTO COMPONENTS - 3.4%
Keystone Automotive Industries, Inc.
  (a)................................     7,200   $   303,984
LKQ Corp. (a)........................    15,500       294,500
                                                  -----------
                                                      598,484
                                                  -----------
HOUSEHOLD DURABLES - 0.6%
WCI Communities, Inc. (a)............     5,200       104,728
                                                  -----------
SPECIALTY RETAIL - 7.4%
A.C. Moore Arts & Crafts, Inc. (a)...    16,000       260,960
Aeropostale, Inc. (a)................    10,000       288,900
Claire's Stores, Inc. ...............     8,948       228,263
HOT Topic, Inc. (a)..................    23,000       264,730
The Childrens Place Retail Stores,
  Inc. (a)...........................     4,500       270,225
                                                  -----------
                                                    1,313,078
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 2.9%
Quiksilver, Inc. (a).................    20,800       253,344
The Warnaco Group, Inc. (a)..........    13,700       255,916
                                                  -----------
                                                      509,260
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               2,525,550
                                                  -----------
CONSUMER STAPLES - 1.8%
FOOD PRODUCTS - 1.8%
Hain Celestial Group, Inc. (a).......    12,000       309,120
                                                  -----------
TOTAL CONSUMER STAPLES...............                 309,120
                                                  -----------
ENERGY - 5.7%
ENERGY EQUIPMENT & SERVICES - 2.9%
Helix Energy Solutions Group, Inc.
  (a)................................     6,000       242,160
Superior Energy Services, Inc. (a)...     8,000       271,200
                                                  -----------
                                                      513,360
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 2.8%
Berry Petroleum Co. Class A..........     9,500       314,925
Opti Canada, Inc. (a) (b)............     8,600       176,037
                                                  -----------
                                                      490,962
                                                  -----------
TOTAL ENERGY.........................               1,004,322
                                                  -----------
FINANCIALS - 10.5%
CAPITAL MARKETS - 1.7%
Affiliated Managers Group, Inc.
  (a)................................     3,500       304,115
                                                  -----------
COMMERCIAL BANKS - 5.4%
Cathay General Bancorp...............     6,000       218,280
First Financial Bankshares, Inc. ....     2,000        73,080
Prosperity Bancshares, Inc. .........     5,500       180,895
Texas Capital Bancshares, Inc. (a)...     6,500       151,450
The South Financial Group, Inc. .....     5,500       145,255
UCBH Holdings, Inc. .................    11,000       181,940
                                                  -----------
                                                      950,900
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 1.7%
GATX Corp. ..........................     7,000       297,500
                                                  -----------

                                                     FAIR
COMMON STOCKS - 92.1%                   SHARES       VALUE
-------------------------------------------------------------
REAL ESTATE MANAGEMENT &
  DEVELOPMENT - 1.7%
Jones Lang LaSalle, Inc. ............     3,500   $   306,425
                                                  -----------
TOTAL FINANCIALS.....................               1,858,940
                                                  -----------
HEALTH CARE - 26.3%
BIOTECHNOLOGY - 5.6%
Cubist Pharmaceuticals, Inc. (a).....    10,000       251,800
Human Genome Sciences, Inc. (a)......    16,000       171,200
Isis Pharmaceuticals, Inc. (a).......    37,000       223,850
PDL BioPharma, Inc. (a)..............    12,950       238,410
Vion Pharmaceuticals, Inc. (a).......    76,400       109,252
                                                  -----------
                                                      994,512
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 11.7%
American Medical Systems Holdings,
  Inc. (a)...........................    19,000       316,350
ArthroCare Corp. (a).................     6,800       285,668
DJ Orthopedics, Inc. (a).............     8,000       294,640
ev3, Inc. (a)........................    20,000       296,200
Micrus Endovascular Corp. (a)........    15,000       180,900
Northstar Neuroscience, Inc. (a).....    19,000       197,220
PolyMedica Corp. ....................     5,500       197,780
Viasys Healthcare, Inc. (a)..........    12,000       307,200
                                                  -----------
                                                    2,075,958
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 3.3%
Option Care, Inc. ...................    26,000       311,480
Psychiatric Solutions, Inc. (a)......     9,500       272,270
                                                  -----------
                                                      583,750
                                                  -----------
HEALTH CARE TECHNOLOGY - 2.9%
Omnicell, Inc. (a)...................    12,000       165,840
Trizetto Group (a)...................    23,000       340,170
                                                  -----------
                                                      506,010
                                                  -----------
LIFE SCIENCES TOOLS & SERVICES - 1.4%
Exelixis, Inc. (a)...................    24,000       241,200
                                                  -----------
PHARMACEUTICALS - 1.4%
Inyx, Inc. (a).......................    95,000       247,000
                                                  -----------
TOTAL HEALTH CARE....................               4,648,430
                                                  -----------
INDUSTRIALS - 14.3%
AEROSPACE & DEFENSE - 3.2%
BE Aerospace, Inc. (a)...............    12,000       274,320
DRS Technologies, Inc. ..............     6,000       292,500
                                                  -----------
                                                      566,820
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Corrections Corp. of America (a).....     5,500       291,170
                                                  -----------
CONSTRUCTION & ENGINEERING - 3.4%
Insituform Technologies, Inc. (a)....    13,000       297,570
Quanta Services, Inc. (a)............    18,000       311,940
                                                  -----------
                                                      609,510
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 92.1%                   SHARES       VALUE
-------------------------------------------------------------
MACHINERY - 6.0%
Bucyrus International, Inc. Class
  A..................................     6,000   $   303,000
Greenbrier Cos., Inc. ...............     9,000       294,660
Manitowoc Co. Inc. ..................     6,500       289,250
TurboChef Technologies, Inc. (a).....    16,000       177,920
                                                  -----------
                                                    1,064,830
                                                  -----------
TOTAL INDUSTRIALS....................               2,532,330
                                                  -----------
INFORMATION TECHNOLOGY - 18.2%
COMMUNICATIONS EQUIPMENT - 4.0%
Ciena Corp. (a)......................    50,600       243,386
Finisar Corp. (a)....................    69,000       225,630
Foundry Networks, Inc. (a)...........    22,000       234,520
                                                  -----------
                                                      703,536
                                                  -----------
COMPUTERS & PERIPHERALS - 1.4%
QLogic Corp. (a).....................    14,000       241,360
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 2.0%
Tektronix, Inc. .....................     3,000        88,260
TTM Technologies, Inc. (a)...........    19,000       274,930
                                                  -----------
                                                      363,190
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.1%
Marchex, Inc. Class B (a)............    12,500       205,375
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 8.9%
Atheros Communications, Inc. (a).....    12,000       228,600
Cymer, Inc. (a)......................     6,000       278,760
Cypress Semiconductor Corp. (a)......    19,000       276,260
PMC - Sierra, Inc. (a)...............    24,700       232,180
RF Micro Devices, Inc. (a)...........    30,000       179,100
Sigma Designs, Inc. (a)..............    14,000       132,020
Silicon Laboratories, Inc. (a).......     7,000       246,050
                                                  -----------
                                                    1,572,970
                                                  -----------
SOFTWARE - 0.8%
Quest Software, Inc. (a).............    10,000       140,000
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........               3,226,431
                                                  -----------
MATERIALS - 1.0%
METALS & MINING - 1.0%
FNX Mining Co, Inc. (a)..............    19,000       180,025
                                                  -----------
TOTAL MATERIALS......................                 180,025
                                                  -----------
TOTAL COMMON STOCKS
  (COST $16,850,621).................             $16,285,148
                                                  -----------

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 2.6%            AMOUNT       VALUE
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006..........  $469,000   $   469,000
                                                  -----------
 Repurchase price $469,160
 Collateralized by:
  Federal Home Loan Mortgage Corp.
  Gold Pool #G01505
  5.000%, 01/01/2033
  Fair Value: $138,407
  Federal Home Loan Mortgage Corp.
  Gold Pool #G11440
  4.000%, 08/01/2018
  Fair Value: $4,885
  Federal Home Loan Mortgage Corp.
  Gold Pool #E99430
  4.500%, 09/01/2018
  Fair Value: $7,861
  Federal National Mortgage
  Association Pool #555611
  4.500%, 07/01/2018
  Fair Value: $69,261
  Federal Home Loan Mortgage Corp.
  Series #2903-BA
  4.500%, 01/15/2018
  Fair Value: $257,936
TOTAL REPURCHASE AGREEMENTS
  (COST $469,000)....................             $   469,000
                                                  -----------
TOTAL INVESTMENTS - 94.7%
  (COST $17,319,621) (C).............             $16,754,148
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 5.3%.................                 931,450
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $17,685,598
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
  (a)  Non Income Producing.
  (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. This security represents $176,037 or 1.0% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
       Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
  (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $17,319,621)......................  $16,754,148
  Cash......................................          266
  Receivable for securities sold............       97,876
  Receivable for fund shares sold...........    1,143,860
  Dividends and accrued interest
    receivable..............................          933
  Prepaid expenses and other assets.........           68
                                              -----------
    Total assets............................   17,997,151
                                              -----------
Liabilities:
  Payable for securities purchased..........      291,702
  Payable for fund shares redeemed..........           12
  Payable for investment management
    services................................       10,984
  Accrued custody expense...................        1,013
  Accrued professional fees.................        5,094
  Accrued accounting fees...................        1,935
  Accrued printing and filing fees..........          813
                                              -----------
    Total liabilities.......................      311,553
                                              -----------
Net assets..................................  $17,685,598
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,622,621
  Paid-in capital in excess of par value....   14,678,911
  Accumulated net realized gain on
    investments.............................    2,051,238
  Net unrealized depreciation on
    investments.............................     (565,473)
  Accumulated net investment loss...........     (101,699)
                                              -----------
Net assets..................................  $17,685,598
                                              ===========
Shares outstanding..........................    1,622,621
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     10.90
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................  $     8,486
  Dividends..................................       11,178
                                               -----------
    Total investment income..................       19,664
                                               -----------
Expenses:
  Management fees............................       62,068
  Custodian fees.............................        2,859
  Directors' fees............................          468
  Professional fees..........................        6,030
  Accounting fees............................        5,784
  Printing and filing fees...................          871
  Other......................................          213
                                               -----------
    Total expenses...........................       78,293
                                               -----------
    Net investment loss......................      (58,629)
                                               -----------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....    1,898,329
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,655,942)
                                               -----------
    Net realized/unrealized gain (loss) on
      investments............................      242,387
                                               -----------
    Change in net assets from operations.....  $   183,758
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $   (58,629)        $   (64,809)
  Realized gain (loss) on investments.......................        1,898,329             713,107
  Change in unrealized appreciation/depreciation on
    investments.............................................       (1,655,942)            (68,857)
                                                                  -----------         -----------
      Net change in net assets from operations..............          183,758             579,441
                                                                  -----------         -----------
Distributions to shareholders:
  Distributions paid from net investment income.............               --              (1,877)
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................        7,349,009           7,212,790
  Received from dividends reinvested........................               --               1,877
  Paid for shares redeemed..................................       (1,087,117)         (3,534,763)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........        6,261,892           3,679,904
                                                                  -----------         -----------
      Change in net assets..................................        6,445,650           4,257,468
NET ASSETS:
  Beginning of period.......................................       11,239,948           6,982,480
                                                                  -----------         -----------
  End of period.............................................      $17,685,598         $11,239,948
                                                                  ===========         ===========
  Accumulated net investment loss...........................      $  (101,699)        $   (43,070)
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX-MONTH PERIOD     YEARS ENDED DECEMBER 31,
                                                             ENDED JUNE 30, 2006   ------------------------      MAY 1, 2002* TO
                                                                 (UNAUDITED)        2005     2004     2003      DECEMBER 31, 2002
                                                             -------------------   ------   ------   ------     -----------------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period.......................        $10.46          $10.03   $ 9.33   $ 6.88          $ 10.00
Operations:
  Net investment income (loss).............................         (0.02)          (0.06)      --    (0.05)           (0.06)
  Net realized and unrealized gain (loss) on investments...          0.46            0.49     0.70     2.50            (3.06)
                                                                   ------          ------   ------   ------          -------
      Total from operations................................          0.44            0.43     0.70     2.45            (3.12)
                                                                   ------          ------   ------   ------          -------
Net asset value, end of period.............................        $10.90          $10.46   $10.03   $ 9.33          $  6.88
                                                                   ======          ======   ======   ======          =======
Total return...............................................          4.21%(b)        4.30%    7.50%   35.61%          (31.20)%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...................        $ 17.7          $ 11.2   $  7.0   $  5.9          $   2.7
  Ratios to average net assets:
    Ratios net of expenses reduced or reimbursed by
      adviser:
      Expenses.............................................          1.07%(a)        1.11%    0.30%    0.99%            1.77%(a)
      Net investment income (loss).........................         (0.80)%(a)      (0.74)%   0.03%   (0.80)%          (1.45)%(a)
    Ratios assuming no expenses reduced or reimbursed by
      adviser:
      Expenses.............................................          1.07%(a)        1.11%    1.15%    1.45%            1.98%(a)
    Portfolio turnover rate................................            73%            155%     150%     201%              38%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 *  Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 OBJECTIVE

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    13.76%
Since inception (5/1/04)                    14.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the U.S. Equity Portfolio returned 4.56% versus 3.05% for the current benchmark, the S&P 1500 Supercomposite Index.

Energy prices continued to dominate the investment landscape during the first half of the year with crude oil prices rising from $61.04 per barrel at the end of 2005 to $73.93 by June 30, 2006. The Federal Reserve also continued to hike short-term interest rates in an effort to combat inflation. The Fed Funds rate began the period at 4.25% and was raised a quarter-point on four consecutive occasions, ending the period at 5.25%. Meanwhile, long-term U.S. Treasury rates also rose sharply during the period, with the 10-year U.S. Treasury Note yield rising from 4.39% to 5.14% during the six-month period.

Although the equity market shrugged off most of these events during the first four months of the year, the steady rise in oil prices and interest rates finally took its toll on investor sentiment. By May 5th, with the S&P 1500 Supercomposite Index up 7.59%, investors suddenly raced for the exits fearing the possibility of both inflation and a slowing economy, and stocks tumbled sharply through mid-June. By June 13th, the S&P 1500 Index had given back its previous 2006 gains, closing down 1.10% for the year-to-date period. During the final two and a half weeks of trading, it appeared that bargain hunters came back into the market looking to buy stocks following the sharp correction. As a result, the S&P 1500 Supercomposite Index rallied and closed the full six-month period with a 3.05% gain.

We continue to implement our investment methodology with a focus on our search for undervalued industries that are displaying leadership in the market. Consistent with our investment discipline, we tilted the Portfolio toward those industries that our system showed as displaying above average value and relative strength. This approach translated into Portfolio exposure to approximately 84 of the 147 industries we track throughout the period. As is generally the case, while we will take focused industry positions, we are less inclined to concentrate at the individual stock level. The most heavily weighted individual stock during the period was Aleris International, Inc., a company that recycles aluminum, which accounted for approximately 1.34% of the Portfolio at period end. As of June 30, 2006, the Portfolio held 133 stocks. While there was no significant change to the risk profile of the Portfolio, we did narrow the focus of the Portfolio during the period, concentrating on the industries, and the companies within them, that offered the most attractive combination of value and relative strength.(1)

Our ability to identify and tilt toward industries that were both undervalued and displaying strength relative to the broader market, accounted for part of this period's relative out-performance. The Industrials and Materials sectors were the primary contributors to the Portfolio's positive performance. The top five industry contributors to Portfolio performance all came from these two sectors. Holdings in construction & farm machinery & heavy trucks, trucking, steel, and aluminum all were among the top contributors to performance during the period. Conversely, holdings in semiconductors, oil & gas drilling, computer hardware, and electronic equipment manufacturers hindered performance as technology issues and drillers in general suffered during the period.(1)

Steel Dynamics, Inc., Superior Energy Services, Inc., and Christopher & Banks Corp., were among the Portfolio's top performers for the period. Steel Dynamics, Inc. rose sharply as first quarter profit surged 25% on higher steel prices and record shipments. Oil company Superior Energy Services, Inc. posted record first quarter net income. Apparel retailer, Christopher & Banks Corp. rose as first quarter net sales increased 16% from the prior year's period. Kirby Corp. and Franklin Electric Co. Inc. were also notably top performers for the period. Steel Dynamics, Inc., Aleris International, Inc., Joy Global, Inc., Celgene Corp., and CSX Corp. were all among top overall contributors to Portfolio performance as a

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

result of over-weight positions and relative out-performance as compared to the S&P 1500 Supercomposite Index.(1)

Among the worst performers during the period were Jos. A. Bank Clothiers Inc., Siliconware Precision Industries Co. Ltd., and Plantronics Inc. Apparel retailer Jos. A. Bank Clothiers, Inc. fell sharply during the period as first quarter net income fell 13%, well short of analysts' estimates for a profit increase. Shares of Siliconware Precision Industries fell as sales revenues for the first quarter declined by 7.5%. The stock of communications equipment company, Plantronics Inc., sank as first quarter earnings missed analysts' estimates. Rimage Corp. and Metrologic Instruments Inc. also were notably under-performers during the period. Rowan Cos., Inc., Jos. A. Bank Clothiers, Inc., Siliconware Precision Industries, OptionsXpress Holdings Inc., and TradeStation Group Inc. were all among the top detractors from Portfolio performance as a result of over-weight positions and relative under-performance as compared to the benchmark.(1)

We believe that the downturn this past spring was a short-term, albeit sharp correction in the overall context of a bull market that remains largely intact. Stocks ended the period trading at an estimated 12 percent discount to our calculation of their intrinsic worth. We believe we can generally continue to purchase stocks at a discount to our calculation of fair value because investors continue to be distracted by short-term inflation and geopolitical concerns. With many company earnings still strong, and expected to remain so based on near-term and long-term earnings growth rate estimates, and interest rates still well below long-term historical averages, we believe that stocks will move higher over the next six to twelve months.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                              U.S. EQUITY PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2004)         S&P 1500 SUPERCOMPOSITE INDEX
                                                              --------------------------------    -----------------------------
5/1/04                                                                    10000.00                           10000.00
06/04                                                                     10210.00                           10358.00
                                                                          11710.00                           11142.00
06/05                                                                     11700.00                           11107.00
                                                                          12730.00                           11772.00
06/06                                                                     13310.00                           12131.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               94.8
Short-Term Notes
  Less Net Liabilities                           5.2
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  Aleris International, Inc.                    1.3
 2.  Cisco Systems, Inc.                           1.3
 3.  CSX Corp.                                     1.3
 4.  Johnson Controls, Inc.                        1.3
 5.  Bank of America Corp.                         1.3
 6.  V.F. Corp.                                    1.2
 7.  Kohl's Corp.                                  1.2
 8.  Alcoa, Inc.                                   1.1
 9.  Norfolk Southern Corp.                        1.1
10.  Ryder System, Inc.                            1.1

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                     % of Net Assets
      Consumer Discretionary                                                    21.3
      Financials                                                                18.4
      Industrials                                                               17.7
      Information Technology                                                    13.0
      Energy                                                                     8.8
      Materials                                                                  5.5
      Health Care                                                                5.1
      Consumer Staples                                                           2.2
      Telecommunication Services                                                 1.5
      Utilities                                                                  1.3
                                                                     ---------------
                                                                                94.8
                                                                     ===============

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 94.8%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 21.3%
AUTO COMPONENTS - 2.1%
Drew Industries, Inc. (a)..........       4,450   $   144,180
Johnson Controls, Inc. ............       2,910       239,260
                                                  -----------
                                                      383,440
                                                  -----------
AUTOMOBILES - 0.6%
Honda Motor Co., Ltd. - ADR........       3,650       116,143
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -1.4%
O'Charley's, Inc. (a)..............       7,950       135,150
RARE Hospitality International,
  Inc. (a).........................       4,210       121,080
                                                  -----------
                                                      256,230
                                                  -----------
HOUSEHOLD DURABLES - 1.5%
Helen of Troy Ltd. (a).............       6,290       115,736
Matsushita Electric Industrial Co.
  Ltd. - ADR.......................       7,590       160,377
                                                  -----------
                                                      276,113
                                                  -----------
INTERNET & CATALOG RETAIL - 0.5%
Coldwater Creek, Inc. (a)..........       3,435        91,921
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 0.6%
Pool Corporation...................       2,670       116,492
                                                  -----------
MEDIA - 1.5%
Cablevision Systems Corp. .........       6,650       142,642
The DIRECTV Group Inc. (a).........       8,700       143,550
                                                  -----------
                                                      286,192
                                                  -----------
MULTILINE RETAIL - 2.1%
Family Dollar Stores, Inc. ........       6,980       170,521
Kohl's Corp. (a)...................       3,690       218,153
                                                  -----------
                                                      388,674
                                                  -----------
SPECIALTY RETAIL - 8.0%
A.C. Moore Arts & Crafts, Inc.
  (a)..............................      10,860       177,127
AutoZone, Inc. (a).................       1,490       131,418
Christopher & Banks Corp. .........       3,660       106,140
Dick's Sporting Goods, Inc. (a)....       2,800       110,880
Foot Locker, Inc. .................       4,230       103,593
Gymboree Corp. (a).................       4,160       144,602
Haverty Furniture Cos., Inc. ......       6,490       101,828
Michaels Stores, Inc. .............       3,160       130,318
O'Reilly Automotive, Inc. (a)......       3,510       109,477
PETsMart, Inc. ....................       4,540       116,224
Rent-A-Center, Inc. (a)............       5,170       128,526
Ross Stores, Inc. .................       4,770       133,798
                                                  -----------
                                                    1,493,931
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 3.0%
Liz Claiborne, Inc. ...............       4,140       153,428
Steven Madden Ltd. ................       5,970       176,831
V.F. Corp..........................       3,330       226,174
                                                  -----------
                                                      556,433
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 3,965,569
                                                  -----------

                                                     FAIR
COMMON STOCKS - 94.8%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER STAPLES - 2.2%
BEVERAGES - 0.7%
The Pepsi Bottling Group, Inc. ....       4,190   $   134,708
                                                  -----------
FOOD & STAPLES RETAILING - 1.5%
CVS Corp. .........................       4,360       133,852
Wal-Mart Stores, Inc. .............       3,040       146,437
                                                  -----------
                                                      280,289
                                                  -----------
TOTAL CONSUMER STAPLES.............                   414,997
                                                  -----------
ENERGY - 8.8%
ENERGY EQUIPMENT & SERVICES - 7.7%
Diamond Offshore Drilling..........       1,950       163,663
Dril-Quip, Inc. (a)................       1,180        97,279
Grant Prideco Cos., Inc. (a).......       4,230       189,292
Helix Energy Solutions Group, Inc.
  (a)..............................       2,130        85,967
Helmerich & Payne, Inc. ...........       2,360       142,214
Lone Star Technologies, Inc. (a)...       1,800        97,236
Lufkin Industries, Inc. ...........       2,220       131,935
National Oilwell Varco, Inc. (a)...       2,440       154,501
Rowan Cos., Inc. ..................       4,180       148,766
Superior Energy Services, Inc.
  (a)..............................       2,100        71,190
Unit Corp. (a).....................       2,920       166,119
                                                  -----------
                                                    1,448,162
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 1.1%
General Maritime Corp. ............       2,490        92,030
Ultra Petroleum Corp. (a)..........       1,850       109,650
                                                  -----------
                                                      201,680
                                                  -----------
TOTAL ENERGY.......................                 1,649,842
                                                  -----------
FINANCIALS - 18.4%
CAPITAL MARKETS - 5.1%
Ameriprise Financial, Inc. ........       2,530       113,015
GFI Group, Inc. (a)................       2,590       139,731
Investors Financial Services
  Corp. ...........................       2,850       127,965
Mellon Financial Corp. ............       2,680        92,272
Morgan Stanley.....................       2,640       166,874
The Goldman Sachs Group, Inc. .....       1,030       154,943
UBS AG.............................       1,460       160,162
                                                  -----------
                                                      954,962
                                                  -----------
COMMERCIAL BANKS - 2.7%
Bank of America Corp. .............       4,910       236,171
Kookmin Bank - ADR.................       1,650       137,049
Wachovia Corp. ....................       2,400       129,792
                                                  -----------
                                                      503,012
                                                  -----------
CONSUMER FINANCE - 3.0%
Capital One Financial Corp. .......       2,140       182,863
Cash America International,
  Inc. ............................       5,680       181,760
First Cash Financial Services, Inc.
  (a)..............................       9,460       186,835
                                                  -----------
                                                      551,458
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 94.8%                  SHARES        VALUE
-------------------------------------------------------------
DIVERSIFIED FINANCIAL
  SERVICES - 1.7%
CIT Group, Inc. ...................       2,530   $   132,294
JPMorgan Chase & Co. ..............       4,620       194,040
                                                  -----------
                                                      326,334
                                                  -----------
INSURANCE - 2.0%
American Financial Group, Inc. ....       2,300        98,670
Philadelphia Consolidated Holding
  Co. (a)..........................       2,790        84,705
Prudential Financial, Inc. ........       2,340       181,818
                                                  -----------
                                                      365,193
                                                  -----------
REAL ESTATE INVESTMENT TRUSTS -2.3%
New Century Financial Corp. .......       3,060       139,995
Redwood Trust, Inc. ...............       2,830       138,189
Thornburg Mortgage, Inc. ..........       5,150       143,530
                                                  -----------
                                                      421,714
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.6%
IndyMac Bancorp, Inc. .............       3,370       154,514
Washington Mutual, Inc. ...........       3,370       153,605
                                                  -----------
                                                      308,119
                                                  -----------
TOTAL FINANCIALS...................                 3,430,792
                                                  -----------
HEALTH CARE - 5.1%
BIOTECHNOLOGY - 1.0%
Celgene Corp. (a)..................       3,830       181,657
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 3.0%
AmerisourceBergen Corp. ...........       1,700        71,264
Henry Schein, Inc. (a).............       3,170       148,134
LifePoint Hospitals, Inc. (a)......       4,920       158,080
PSS World Medical, Inc. (a)........      10,550       186,207
                                                  -----------
                                                      563,685
                                                  -----------
PHARMACEUTICALS - 1.1%
Mylan Laboratories Inc. ...........       3,910        78,200
Pfizer, Inc. ......................       5,610       131,667
                                                  -----------
                                                      209,867
                                                  -----------
TOTAL HEALTH CARE..................                   955,209
                                                  -----------
INDUSTRIALS - 17.7%
AEROSPACE & DEFENSE - 1.0%
Curtiss-Wright Corp. ..............       4,170       128,770
Moog, Inc. Class A (a).............       1,970        67,413
                                                  -----------
                                                      196,183
                                                  -----------
AIR FREIGHT & LOGISTICS - 2.5%
FedEx Corp. .......................         960       112,185
Pacer International, Inc. .........       3,440       112,075
Ryder System, Inc. ................       3,460       202,168
UTi Worldwide, Inc. ...............       1,530        38,602
                                                  -----------
                                                      465,030
                                                  -----------
AIRLINES - 0.9%
AMR Corp. (a)......................       2,880        73,210
Mesa Air Group, Inc. (a)...........       9,280        91,408
                                                  -----------
                                                      164,618
                                                  -----------

                                                     FAIR
COMMON STOCKS - 94.8%                  SHARES        VALUE
-------------------------------------------------------------
BUILDING PRODUCTS - 0.8%
Griffon Corp. (a)..................       3,220   $    84,042
Simpson Manufacturing Co., Inc. ...       2,020        72,821
                                                  -----------
                                                      156,863
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 0.9%
Healthcare Services Group, Inc. ...       1,470        30,797
Portfolio Recovery Associates, Inc.
  (a)..............................       2,940       134,358
                                                  -----------
                                                      165,155
                                                  -----------
MACHINERY - 3.7%
Caterpillar, Inc. .................       1,220        90,866
Cummins, Inc. .....................       1,390       169,927
Danaher Corp. .....................       1,900       122,208
Gardner Denver, Inc. (a)...........       4,000       154,000
Joy Global, Inc. ..................       2,825       147,154
                                                  -----------
                                                      684,155
                                                  -----------
MARINE - 0.8%
Kirby Corp. (a)....................       4,020       158,790
                                                  -----------
ROAD & RAIL - 5.2%
Arkansas Best Corp. ...............       1,390        69,792
Burlington Northern Santa Fe
  Corp. ...........................       2,200       174,350
CSX Corp. .........................       3,480       245,131
Knight Transportation, Inc. .......       2,895        58,479
Marten Transport Ltd. (a)..........       3,330        72,394
Norfolk Southern Corp. ............       3,860       205,429
Old Dominion Freight Line, Inc.
  (a)..............................       3,930       147,729
                                                  -----------
                                                      973,304
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 1.9%
Fastenal Co. ......................       3,020       121,676
MSC Industrial Direct Co., Inc.
  Class A..........................       3,270       155,554
Watsco, Inc. ......................       1,170        69,989
                                                  -----------
                                                      347,219
                                                  -----------
TOTAL INDUSTRIALS..................                 3,311,317
                                                  -----------
INFORMATION TECHNOLOGY - 13.0%
COMMUNICATIONS EQUIPMENT - 2.9%
Cisco Systems, Inc. (a)............      12,590       245,883
Corning, Inc. (a)..................       4,120        99,663
NICE Systems, Ltd. - ADR (a).......       5,400       151,956
Nokia Corp. - ADR..................       1,760        35,658
                                                  -----------
                                                      533,160
                                                  -----------
COMPUTERS & PERIPHERALS - 2.6%
International Business Machines
  Corp. ...........................       1,370       105,244
Komag, Inc. (a)....................       2,580       119,144
Seagate Technology.................       6,890       155,990
Stratasys, Inc. (a)................       3,590       105,761
                                                  -----------
                                                      486,139
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 94.8%                  SHARES        VALUE
-------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 2.2%
AU Optronics Corp. - ADR...........      11,800   $   168,032
Ingram Micro, Inc. Class A (a).....       7,010       127,091
Rogers Corp. (a)...................       2,140       120,568
                                                  -----------
                                                      415,691
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.3%
Google, Inc. Class A (a)...........         360       150,959
J2 Global Communications, Inc.
  (a)..............................       2,880        89,913
                                                  -----------
                                                      240,872
                                                  -----------
IT SERVICES - 1.9%
Computer Sciences Corp. (a)........       1,620        78,473
Euronet Worldwide, Inc. (a)........       2,290        87,867
Fiserv, Inc. (a)...................       1,500        68,040
Satyam Computer Services
  Ltd. - ADR.......................       3,480       115,327
                                                  -----------
                                                      349,707
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 2.1%
Marvell Technology Group Ltd.
  (a)..............................       1,160        51,423
SiRF Technology Holdings, Inc.
  (a)..............................       2,570        82,805
Taiwan Semiconductor Manufacturing
  Co., Ltd. - ADR (a)..............      13,009       119,420
Texas Instruments, Inc. ...........       4,600       139,334
                                                  -----------
                                                      392,982
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 2,418,551
                                                  -----------
MATERIALS - 5.5%
CHEMICALS - 1.0%
Hercules, Inc. (a).................      12,460       190,140
                                                  -----------
CONTAINERS & PACKAGING - 1.0%
Myers Industries, Inc. ............      11,150       191,668
                                                  -----------
METALS & MINING - 3.5%
Alcoa, Inc. .......................       6,520       210,987
Aleris International, Inc. (a).....       5,460       250,341
BHP Billiton Ltd. - ADR............       4,270       183,909
                                                  -----------
                                                      645,237
                                                  -----------
TOTAL MATERIALS....................                 1,027,045
                                                  -----------

                                                     FAIR
COMMON STOCKS - 94.8%                  SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATION SERVICES - 1.5%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.7%
AT&T Inc. .........................       1,910   $    53,270
Telefonos de Mexico S.A. de
  C.V. - ADR.......................       3,890        81,029
                                                  -----------
                                                      134,299
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.8%
America Movil S.A. de C.V. - ADR...       4,200       139,692
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                   273,991
                                                  -----------
UTILITIES - 1.3%
ELECTRIC UTILITIES - 0.3%
Korea Electric Power Corp. - ADR...       3,310        62,758
                                                  -----------
MULTI-UTILITIES - 1.0%
Dominion Resources Inc. ...........       2,350       175,756
                                                  -----------
TOTAL UTILITIES....................                   238,514
                                                  -----------
TOTAL COMMON STOCKS
  (COST $16,239,247)...............               $17,685,827
                                                  -----------

                                        FACE         FAIR
SHORT-TERM NOTES - 5.4%                AMOUNT        VALUE
-------------------------------------------------------------
Federal Home Loan Bank Discount
  Note 4.950%, 07/03/2006..........  $1,013,000   $ 1,012,740
Wisconsin Corporate Central Credit
  Union 5.020%, 12/31/2031 (b).....         416           416
                                                  -----------
TOTAL SHORT-TERM NOTES
  (COST $1,013,156)................               $ 1,013,156
                                                  -----------
TOTAL INVESTMENTS - 100.2%
  (COST $17,252,403) (C)...........               $18,698,983
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.2)%............                   (29,909)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $18,669,074
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.

Abbreviations:
    ADR: American Depository Receipts
Footnotes:
    (a) Non Income Producing.
    (b) Security is a variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR rate. The interest rate stated is the rate in effect at period-end.
    (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also
    Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $17,252,403)......................  $18,698,983
  Cash......................................          565
  Receivable for securities sold............      213,245
  Receivable for fund shares sold...........       68,540
  Dividends and accrued interest
    receivable..............................       14,783
  Prepaid expenses and other assets.........           80
                                              -----------
    Total assets............................   18,996,196
                                              -----------
Liabilities:
  Payable for securities purchased..........      307,291
  Payable for fund shares redeemed..........           22
  Payable for investment management
    services................................       10,744
  Accrued custody expense...................          730
  Accrued professional fees.................        5,095
  Accrued accounting fees...................        2,345
  Accrued printing and filing fees..........          895
                                              -----------
    Total liabilities.......................      327,122
                                              -----------
Net assets..................................  $18,669,074
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,402,970
  Paid-in capital in excess of par value....   15,232,190
  Accumulated net realized gain on
    investments.............................      579,958
  Net unrealized appreciation on
    investments.............................    1,446,580
  Undistributed net investment income.......        7,376
                                              -----------
Net assets..................................  $18,669,074
                                              ===========
Shares outstanding..........................    1,402,970
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     13.31
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest.....................................  $ 15,309
  Dividends (net of withholding tax of
    $1,479)....................................    67,755
                                                 --------
    Total investment income....................    83,064
                                                 --------
Expenses:
  Management fees..............................    60,453
  Custodian fees...............................     2,441
  Directors' fees..............................       511
  Professional fees............................     6,041
  Accounting fees..............................     7,091
  Printing and filing fees.....................     1,240
  Other........................................       214
                                                 --------
    Total expenses.............................    77,991
                                                 --------
    Net investment income......................     5,073
                                                 --------
Realized/unrealized gain (loss) on investments:
  Net realized gain (loss) on investments......   394,461
  Change in unrealized
    appreciation/depreciation on investments...   147,918
                                                 --------
    Net realized/unrealized gain (loss) on
      investments..............................   542,379
                                                 --------
    Change in net assets from operations.......  $547,452
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................      $     5,073         $     2,106
  Net realized gain (loss) on investments...................          394,461             228,804
  Change in unrealized appreciation/depreciation on
    investments.............................................          147,918             716,628
                                                                  -----------         -----------
    Change in assets from operations........................          547,452             947,538
                                                                  -----------         -----------
Capital transactions:
  Received from shares sold.................................        5,750,172           7,190,841
  Paid for shares redeemed..................................         (334,024)           (268,352)
                                                                  -----------         -----------
    Change in net assets from capital transactions..........        5,416,148           6,922,489
                                                                  -----------         -----------
         Change in net assets...............................        5,963,600           7,870,027
NET ASSETS:
  Beginning of period.......................................       12,705,474           4,835,447
                                                                  -----------         -----------
  End of period.............................................      $18,669,074         $12,705,474
                                                                  ===========         ===========
  Undistributed net investment income.......................      $     7,376         $     2,303
                                                                  ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD        YEAR ENDED      FOR THE PERIOD FROM
                                                              ENDED JUNE 30, 2006     DECEMBER 31,       MAY 1, 2004* TO
                                                                  (UNAUDITED)             2005          DECEMBER 31, 2004
                                                              -------------------     ------------     --------------------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $12.73               $11.71               $10.00
Operations:
  Net investment income (loss)..............................            --                   --                (0.01)
  Net realized and unrealized gain (loss) on investments....          0.58                 1.02                 1.72
                                                                    ------               ------               ------
    Total from operations...................................          0.58                 1.02                 1.71
                                                                    ------               ------               ------
Net asset value, end of period..............................        $13.31               $12.73               $11.71
                                                                    ======               ======               ======
Total return................................................          4.56%(b)             8.71%               17.10%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $ 18.7               $ 12.7               $  4.8
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by adviser:
      Expenses..............................................          0.97%(a)             1.05%                1.40%(a)
      Net investment income (loss)..........................          0.06%(a)             0.03%               (0.30)%(a)
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by adviser:
      Expenses..............................................          0.97%(a)             1.05%                2.02%(a)
    Portfolio turnover rate.................................            54%                 136%                  39%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 OBJECTIVE

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    10.72%
Since inception (5/1/04)                    11.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Balanced Portfolio returned 7.01% versus 1.66% for the current benchmark, which is composed of 60% S&P 1500 Supercomposite Index and 40% Lehman Brothers U.S. Universal Index.

Energy prices continued to dominate the investment landscape during the first half of the year with crude oil prices rising from $61.04 per barrel at the end of 2005 to $73.93 by June 30, 2006. The Federal Reserve also continued to hike short-term interest rates in an effort to combat inflation. The Fed Funds rate began the period at 4.25% and was raised a quarter-point on four consecutive occasions, ending the period at 5.25%. Meanwhile, long-term U.S. Treasury rates also rose sharply during the period, with the 10-year U.S. Treasury Note yield rising from 4.39% to 5.14% during the six-month period. Rising interest rates resulted in a continuation of a flattening yield curve during the period making 2006 a difficult environment for bond and equity investors alike. Although the equity market shrugged off most of these events during the first four months of the year, the steady rise in oil prices and interest rates finally took its toll on investor sentiment. By May 5th, with the S&P 1500 Supercomposite Index up 7.59%, investors suddenly raced for the exits fearing the possibility of both inflation and a slowing economy, and stocks tumbled sharply through mid-June. By June 13th, the S&P 1500 Supercomposite Index had given back its previous 2006 gains, closing down 1.10% for the year-to-date period. During the final two and a half weeks of trading, it appeared that bargain hunters came back into the market looking to buy stocks following the sharp correction. As a result, the S&P 1500 Supercomposite Index rallied and closed the full six-month period with a 3.05% gain.

During the course of the period, fixed income and cash holdings were increased as a result of decreasing equity valuation measures. The decrease in our estimation of equity intrinsic value was primarily a result of the run-up in equity prices during the first 4 months of the year in conjunction with rising interest rates. Our ability to identify and tilt toward industries that were both undervalued and displaying strength relative to the broader market, accounted for part of this period's relative out-performance. The Portfolio's tilt toward the shorter-end of the bond maturity spectrum also boded well for overall return on a relative basis.(1)

The Industrials and Materials sectors were the primary contributors to the Portfolio's positive performance. A significant over-weight exposure and stock selection in both of these sectors resulted in strong contributors to absolute Portfolio performance. Holdings in construction & farm machinery & heavy trucks, steel, trucking, and railroads were among the top contributors to Portfolio performance. Stock selection in the Financials sector also proved beneficial as select issues in consumer finance and investment banking & brokerage contributed to performance relative to the S&P 1500 Supercomposite Index.(1)

Steel Dynamics, Inc., Christopher & Banks Corp., and Manitowoc Co. Inc. were among the Portfolio's top performers for the period. Steel Dynamics, Inc. rose sharply as first quarter profit surged approximately 25% on higher steel prices and record shipments. Apparel retailer, Christopher & Banks Corp. rose as first quarter net sales increased 16% from the prior year's period. Manitowoc Co. Inc. surged throughout the period on rising earnings and forward guidance. Mothers Work Inc. and LifeCell Corp. were also notably top performers for the period. Joy Global, Inc., W-H Energy Services, Inc., Christopher & Banks Corp., Mother Work Inc., and Manitowoc Co. Inc. were all among the top overall contributors to Portfolio performance as a result of over-weight positions and relative out-performance as compared to the S&P 1500 Supercomposite Index.(1)

Among the worst performers and overall detractors from Portfolio performance during the period were Siliconware Precision Industries Co. Ltd., Spectrum Brands Inc., and Avid

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

Technology Inc. Shares of Siliconware Precision Industries Co. Ltd. fell as sales revenues for the first quarter declined by 7.5%. The maker of Rayovac batteries, Spectrum Brands Inc., dropped 27% in one day as they slashed their second-quarter profit forecast due to weakness in the consumer battery business and rising zinc prices. Avid Technology Inc. dropped on poor profit showings and falling short of analyst estimates. Other notable laggards include Ultra Petroleum Corp. and Radyne Corp. which were also among the top detractors and worst performers during the periods.(1)

We believe that the downturn this past spring was a short-term, albeit sharp correction in the overall context of a bull market that remains largely intact. Stocks ended the period trading at an estimated 12 percent discount to our calculation of their intrinsic worth. We believe we can generally continue to purchase stocks at a discount to our calculation of fair value because investors continue to be distracted by short-term inflation and geopolitical concerns. With many company earnings still strong, and expected to remain so based on near-term and long-term earnings growth rate estimates, and interest rates still well below long-term historical averages, we believe that stocks will move higher over the next six to twelve months.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                                                   60% S&P 1500 SUPERCOMPOSITE
                                                               BALANCED PORTFOLIO (COMMENCED      INDEX/40% LEHMAN BROTHERS U.S.
                                                                  OPERATIONS MAY 1, 2004)                UNIVERSAL INDEX
                                                               -----------------------------      ------------------------------
5/1/2004                                                                   10000                              10000
6/04                                                                       10370                              10220
12/04                                                                      11330                              10880
6/05                                                                       11330                              10969
12/05                                                                      11723                              11371
6/06                                                                       12545                              11559

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

The unmanaged Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks(3)                                68.7
Corporate Bonds(3)                              19.0
U.S. Government Agency Issues                    4.1
U.S. Treasury Obligations                        3.3
Short-Term Notes
  Less Net Liabilities                           4.9
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  U.S. Treasury Note 4.375%
     05/15/2007                                    1.7
 2.  U.S. Treasury Note 2.625%
     11/15/2006                                    1.7
 3.  International Lease Finance
     Corp. 5.625% 06/01/2007                       1.5
 4.  Citigroup, Inc.                               1.1
 5.  Christopher & Banks Corp.                     1.0
 6.  Federal National Mortgage
     Association 4.375% 10/15/2016                 1.0
 7.  General Electric Capital Corp.
     2.800% 01/15/2007                             1.0
 8.  Ryder System, Inc.                            1.0
 9.  Morgan Stanley                                1.0
10.  W-H Energy Services, Inc.                     0.9

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                                                     % of Net Assets
      Financials                                                                22.6
      Consumer Discretionary                                                    19.2
      Industrials                                                               12.1
      Information Technology                                                     6.3
      Energy                                                                     6.2
      Health Care                                                                5.4
      Materials                                                                  5.1
      Consumer Staples                                                           4.9
      Telecommunication Services                                                 3.7
      Utilities                                                                  2.2
                                                                     ---------------
                                                                                87.7
                                                                     ===============

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 68.7%                    SHARES      VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 14.4%
AUTO COMPONENTS - 0.8%
Johnson Controls, Inc. ...............       590   $   48,510
                                                   ----------
AUTOMOBILES - 1.5%
DaimlerChrysler AG....................       760       37,514
General Motors Corp. .................     1,690       50,345
                                                   ----------
                                                       87,859
                                                   ----------
HOTELS, RESTAURANTS & LEISURE - 1.2%
Jack in the Box, Inc. (a).............       870       34,104
Marriott International, Inc. Class
  A...................................       900       34,308
                                                   ----------
                                                       68,412
                                                   ----------
HOUSEHOLD DURABLES - 1.1%
Leggett & Platt, Inc. ................     1,050       26,229
Matsushita Electric Industrial Co.
  Ltd. - ADR..........................     1,880       39,724
                                                   ----------
                                                       65,953
                                                   ----------
INTERNET & CATALOG RETAIL - 0.6%
Coldwater Creek, Inc. (a).............     1,375       36,795
                                                   ----------
MEDIA - 1.5%
Comcast Corp. Class A (a).............     1,550       50,747
The DIRECTV Group Inc. (a)............     2,320       38,280
                                                   ----------
                                                       89,027
                                                   ----------
MULTILINE RETAIL - 0.7%
Dollar Tree Stores, Inc. (a)..........     1,470       38,955
                                                   ----------
SPECIALTY RETAIL - 4.1%
A.C. Moore Arts & Crafts, Inc. (a)....     2,590       42,243
Aeropostale, Inc. (a).................     1,370       39,579
AutoZone, Inc. (a)....................       360       31,752
Christopher & Banks Corp. ............     2,070       60,030
Haverty Furniture Cos., Inc. .........     2,420       37,970
The TJX Cos., Inc. ...................     1,370       31,318
                                                   ----------
                                                      242,892
                                                   ----------
TEXTILES, APPAREL & LUXURY GOODS -2.9%
Brown Shoe Co., Inc. .................     1,350       46,008
Columbia Sportswear Co. (a)...........       840       38,019
Nike, Inc. Class B....................       500       40,500
Perry Ellis International, Inc. (a)...     1,910       48,342
                                                   ----------
                                                      172,869
                                                   ----------
TOTAL CONSUMER DISCRETIONARY..........                851,272
                                                   ----------
CONSUMER STAPLES - 4.2%
BEVERAGES - 0.7%
The Pepsi Bottling Group, Inc. .......     1,390       44,688
                                                   ----------
FOOD & STAPLES RETAILING - 1.4%
CVS Corp. ............................     1,440       44,208
Wal-Mart Stores, Inc. ................       830       39,981
                                                   ----------
                                                       84,189
                                                   ----------
FOOD PRODUCTS - 1.4%
ConAgra Foods, Inc. ..................     2,040       45,104
Tyson Foods, Inc. Class A.............     2,410       35,813
                                                   ----------
                                                       80,917
                                                   ----------

                                                      FAIR
COMMON STOCKS - 68.7%                    SHARES      VALUE
-------------------------------------------------------------
PERSONAL PRODUCTS - 0.7%
Alberto-Culver Co. ...................       840   $   40,925
                                                   ----------
TOTAL CONSUMER STAPLES................                250,719
                                                   ----------
ENERGY - 5.3%
ENERGY EQUIPMENT & SERVICES - 2.9%
Atwood Oceanics, Inc. (a).............       720       35,712
Diamond Offshore Drilling.............       470       39,447
Transocean, Inc. (a)..................       510       40,963
W-H Energy Services, Inc. (a).........     1,060       53,880
                                                   ----------
                                                      170,002
                                                   ----------
OIL, GAS & CONSUMABLE FUELS - 2.4%
China Petroleum & Chemical
  Corp. - ADR.........................       700       40,106
General Maritime Corp. ...............     1,370       50,635
Overseas Shipholding Group............       840       49,686
                                                   ----------
                                                      140,427
                                                   ----------
TOTAL ENERGY..........................                310,429
                                                   ----------
FINANCIALS - 12.3%
CAPITAL MARKETS - 1.8%
Morgan Stanley........................       910       57,521
The Bear Stearns Companies Inc. ......       360       50,429
                                                   ----------
                                                      107,950
                                                   ----------
COMMERCIAL BANKS - 2.2%
Bank of America Corp. ................     1,120       53,872
Wachovia Corp. .......................       660       35,693
Wells Fargo & Co. ....................       610       40,919
                                                   ----------
                                                      130,484
                                                   ----------
CONSUMER FINANCE - 1.4%
Cash America International, Inc. .....     1,380       44,160
First Cash Financial Services, Inc.
  (a).................................     2,020       39,895
                                                   ----------
                                                       84,055
                                                   ----------
DIVERSIFIED FINANCIAL SERVICES - 1.9%
Citigroup, Inc. ......................     1,320       63,677
JPMorgan Chase & Co. .................     1,170       49,140
                                                   ----------
                                                      112,817
                                                   ----------
INSURANCE - 2.5%
HCC Insurance Holdings, Inc. .........     1,140       33,562
Lincoln National Corp. ...............       550       31,042
Prudential Financial, Inc. ...........       560       43,512
The Hartford Financial Services Group,
  Inc. ...............................       490       41,454
                                                   ----------
                                                      149,570
                                                   ----------
REAL ESTATE INVESTMENT TRUSTS - 1.6%
New Century Financial Corp. ..........     1,100       50,325
NovaStar Financial, Inc. .............     1,440       45,518
                                                   ----------
                                                       95,843
                                                   ----------
THRIFTS & MORTGAGE FINANCE - 0.9%
Washington Mutual, Inc. ..............     1,080       49,226
                                                   ----------
TOTAL FINANCIALS......................                729,945
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 68.7%                    SHARES      VALUE
-------------------------------------------------------------
HEALTH CARE - 5.4%
BIOTECHNOLOGY - 0.8%
Celgene Corp. (a).....................     1,040   $   49,327
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES -0.9%
Lifecell Corp. (a)....................     1,640       50,709
                                                   ----------
HEALTH CARE PROVIDERS & SERVICES -2.0%
AmerisourceBergen Corp. ..............       780       32,698
Manor Care, Inc. .....................       930       43,635
PSS World Medical, Inc. (a)...........     2,420       42,713
                                                   ----------
                                                      119,046
                                                   ----------
PHARMACEUTICALS - 1.7%
AstraZeneca PLC - ADR.................       900       53,838
Johnson & Johnson.....................       800       47,936
                                                   ----------
                                                      101,774
                                                   ----------
TOTAL HEALTH CARE.....................                320,856
                                                   ----------
INDUSTRIALS - 11.9%
AIR FREIGHT & LOGISTICS - 1.6%
Ryder System, Inc. ...................     1,000       58,430
United Parcel Service, Inc. Class B...       450       37,049
                                                   ----------
                                                       95,479
                                                   ----------
BUILDING PRODUCTS - 0.6%
Masco Corp. ..........................     1,160       34,382
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Manpower, Inc. .......................       830       53,618
                                                   ----------
MACHINERY - 3.2%
Cummins, Inc. ........................       440       53,790
Eaton Corp. ..........................       610       45,994
Gardner Denver, Inc. (a)..............     1,360       52,360
Joy Global, Inc. .....................       760       39,588
                                                   ----------
                                                      191,732
                                                   ----------
MARINE - 0.8%
Kirby Corp. (a).......................     1,180       46,610
                                                   ----------
ROAD & RAIL - 4.1%
Burlington Northern Santa Fe Corp. ...       510       40,417
Canadian National Railway Co. ........       840       36,750
Celadon Group, Inc. (a)...............     2,220       48,929
J.B. Hunt Transport Services, Inc. ...     1,550       38,611
Knight Transportation, Inc. ..........     1,770       35,754
Norfolk Southern Corp. ...............       760       40,447
                                                   ----------
                                                      240,908
                                                   ----------
TRADING COMPANIES & DISTRIBUTORS -0.7%
MSC Industrial Direct Co., Inc. Class
  A...................................       870       41,386
                                                   ----------
TOTAL INDUSTRIALS.....................                704,115
                                                   ----------
INFORMATION TECHNOLOGY - 5.7%
COMMUNICATIONS EQUIPMENT - 0.9%
QUALCOMM, Inc. .......................       640       25,645
Radyne Corp. (a)......................     2,360       26,857
                                                   ----------
                                                       52,502
                                                   ----------

                                                      FAIR
COMMON STOCKS - 68.7%                    SHARES      VALUE
-------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.7%
Komag, Inc. (a).......................       850   $   39,253
                                                   ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 2.6%
Amphenol Corp. .......................       660       36,934
Anixter International, Inc. ..........       860       40,816
Mettler-Toledo International, Inc.
  (a).................................       620       37,553
Vishay Intertechnology, Inc. (a)......     2,270       35,707
                                                   ----------
                                                      151,010
                                                   ----------
INTERNET SOFTWARE & SERVICES - 0.8%
Google, Inc. Class A (a)..............       120       50,319
                                                   ----------
SOFTWARE - 0.7%
Oracle Corp. (a)......................     2,890       41,876
                                                   ----------
TOTAL INFORMATION TECHNOLOGY..........                334,960
                                                   ----------
MATERIALS - 5.1%
CONTAINERS & PACKAGING - 0.7%
Myers Industries, Inc. ...............     2,410       41,428
                                                   ----------
METALS & MINING - 4.4%
Alcoa, Inc. ..........................     1,290       41,744
Aleris International, Inc. (a)........       650       29,802
BHP Billiton Ltd. - ADR...............       750       32,303
Gibraltar Industries, Inc. ...........     1,660       48,140
Gold Fields Ltd. - ADR................     2,120       48,548
Rio Tinto PLC - ADR...................       160       33,554
Steel Dynamics, Inc. .................       440       28,926
                                                   ----------
                                                      263,017
                                                   ----------
TOTAL MATERIALS.......................                304,445
                                                   ----------
TELECOMMUNICATION SERVICES - 2.4%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.8%
AT&T Inc. ............................     1,500       41,835
General Communication Inc. (a)........     2,140       26,365
Verizon Communications, Inc. .........     1,160       38,848
                                                   ----------
                                                      107,048
                                                   ----------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.6%
America Movil S.A. de C.V. - ADR......       970       32,262
                                                   ----------
TOTAL TELECOMMUNICATION SERVICES......                139,310
                                                   ----------
UTILITIES - 2.0%
ELECTRIC UTILITIES - 0.7%
Alliant Energy Corp. .................     1,250       42,875
                                                   ----------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS - 0.8%
TXU Corp. ............................       830       49,626
                                                   ----------
WATER UTILITIES - 0.5%
California Water Service Group........       760       27,162
                                                   ----------
TOTAL UTILITIES.......................                119,663
                                                   ----------
TOTAL COMMON STOCKS
  (COST $3,648,377)...................             $4,065,714
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                          FACE        FAIR
CORPORATE BONDS - 19.0%                  AMOUNT      VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 4.8%
AUTOMOBILES - 1.0%
DaimlerChrysler N.A. Holding Corp.
  4.125%, 03/07/2007..................  $ 30,000   $   29,667
  6.500%, 11/15/2013..................    30,000       30,027
                                                   ----------
                                                       59,694
                                                   ----------
HOTELS, RESTAURANTS & LEISURE - 0.9%
Hilton Hotels Corp.
  7.950%, 04/15/2007..................    50,000       50,938
                                                   ----------
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Eastman Kodak Co.
  7.250%, 11/15/2013..................    50,000       48,404
                                                   ----------
MEDIA - 1.0%
Mediacom Broadband LLC
  11.000%, 07/15/2013.................    10,000       10,588
Time Warner Entertainment Co. LP
  7.250%, 09/01/2008..................    50,000       51,454
                                                   ----------
                                                       62,042
                                                   ----------
MULTILINE RETAIL - 1.1%
Dillard's Inc.
  9.500%, 09/01/2009..................    15,000       16,162
  9.125%, 08/01/2011..................    46,000       49,795
                                                   ----------
                                                       65,957
                                                   ----------
TOTAL CONSUMER DISCRETIONARY..........                287,035
                                                   ----------
CONSUMER STAPLES - 0.7%
BEVERAGES - 0.7%
Bottling Group LLC
  2.450%, 10/16/2006..................    40,000       39,665
                                                   ----------
TOTAL CONSUMER STAPLES................                 39,665
                                                   ----------
ENERGY - 0.9%
OIL, GAS & CONSUMABLE FUELS - 0.9%
Petrobras International Finance
  Company
  7.750%, 09/15/2014..................    50,000       52,125
                                                   ----------
TOTAL ENERGY..........................                 52,125
                                                   ----------
FINANCIALS - 10.3%
CAPITAL MARKETS - 0.2%
Merrill Lynch & Co., Inc.
  5.000%, 02/03/2014..................    10,000        9,365
                                                   ----------
COMMERCIAL BANKS - 0.8%
SunTrust Banks Inc.
  2.500%, 11/01/2006..................    50,000       49,494
                                                   ----------
CONSUMER FINANCE - 3.0%
Ford Motor Credit
  5.625%, 10/01/2008..................    30,000       27,766

                                          FACE        FAIR
CORPORATE BONDS - 19.0%                  AMOUNT      VALUE
-------------------------------------------------------------
CONSUMER FINANCE (CONTINUED)
General Motors Acceptance Corp.
  4.500%, 07/15/2006..................  $ 50,000   $   49,977
  5.125%, 05/09/2008..................    25,000       23,960
  7.750%, 01/19/2010..................    20,000       19,912
Household Finance Corp.
  7.000%, 05/15/2012..................    50,000       52,680
                                                   ----------
                                                      174,295
                                                   ----------
DIVERSIFIED FINANCIAL SERVICES - 4.5%
Caterpillar Financial Services Corp.
  4.000%, 07/15/2009..................    10,000        9,488
Citigroup, Inc.
  5.125%, 05/05/2014..................    10,000        9,535
General Electric Capital Corp.
  2.800%, 01/15/2007..................    60,000       59,178
HSBC Finance Corp.
  5.750%, 01/30/2007..................    50,000       50,051
International Lease Finance Corp.
  5.625%, 06/01/2007..................    90,000       89,892
JPMorgan Chase & Co.
  7.250%, 06/01/2007..................    50,000       50,566
                                                   ----------
                                                      268,710
                                                   ----------
INSURANCE - 1.6%
GE Global Insurance Holding
  Corporation
  7.000%, 02/15/2026..................    40,000       42,223
Marsh & McLennan Cos., Inc.
  5.375%, 03/15/2007..................    25,000       24,874
UnumProvident Corp.
  7.190%, 02/01/2028..................    30,000       27,168
                                                   ----------
                                                       94,265
                                                   ----------
THRIFTS & MORTGAGE FINANCE - 0.2%
Countrywide Home Loans, Inc.
  4.000%, 03/22/2011..................    15,000       13,815
                                                   ----------
TOTAL FINANCIALS......................                609,944
                                                   ----------
INDUSTRIALS - 0.2%
INDUSTRIAL CONGLOMERATES - 0.2%
General Electric Co.
  5.000%, 02/01/2013..................    15,000       14,387
                                                   ----------
TOTAL INDUSTRIALS.....................                 14,387
                                                   ----------
INFORMATION TECHNOLOGY - 0.6%
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.1%
Avnet, Inc.
  8.000%, 11/15/2006..................     4,000        4,042
                                                   ----------
IT SERVICES - 0.5%
First Data Corp.
  4.700%, 11/01/2006..................    30,000       29,909
                                                   ----------
TOTAL INFORMATION TECHNOLOGY..........                 33,951
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                          FACE        FAIR
CORPORATE BONDS - 19.0%                  AMOUNT      VALUE
-------------------------------------------------------------
TELECOMMUNICATION SERVICES - 1.3%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.3%
GTE Corp.
  6.940%, 04/15/2028..................  $ 35,000   $   34,288
New York Telephone Co.
  6.000%, 04/15/2008..................    40,000       40,003
                                                   ----------
TOTAL TELECOMMUNICATION SERVICES......                 74,291
                                                   ----------
UTILITIES - 0.2%
GAS UTILITIES - 0.2%
SEMCO Energy, Inc.
  8.000%, 06/30/2016..................    14,000       14,177
                                                   ----------
TOTAL UTILITIES.......................                 14,177
                                                   ----------
TOTAL CORPORATE BONDS
  (COST $1,149,575)...................             $1,125,575
                                                   ----------
                                          FACE        FAIR
U.S. GOVERNMENT AGENCY ISSUES - 4.1%     AMOUNT      VALUE
-------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 2.8%
  3.375%, 12/15/2008..................  $ 40,000   $   38,140
  5.000%, 07/26/2013..................    25,000       23,996
  4.375%, 10/15/2016..................    60,000       59,831
  5.000%, 07/09/2018..................    25,000       23,101
  5.250%, 04/15/2019..................    20,000       18,654
                                                   ----------
                                                      163,722
                                                   ----------
FEDERAL HOME LOAN BANK - 0.7%
  4.500%, 09/16/2013..................    20,000       18,842
  5.375%, 08/15/2018..................    20,000       19,542
                                                   ----------
                                                       38,384
                                                   ----------

                                          FACE        FAIR
U.S. GOVERNMENT AGENCY ISSUES - 4.1%     AMOUNT      VALUE
-------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 0.6%
  5.000%, 09/09/2016..................  $ 15,000   $   14,098
  5.250%, 07/27/2017..................    25,000       23,689
                                                   ----------
                                                       37,787
                                                   ----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (COST $247,088).....................             $  239,893
                                                   ----------
                                          FACE        FAIR
U.S. TREASURY OBLIGATIONS - 3.3%         AMOUNT      VALUE
-------------------------------------------------------------
U.S. TREASURY NOTES - 3.3%
  2.625%, 11/15/2006..................  $100,000   $   99,066
  4.375%, 05/15/2007..................   100,000       99,266
                                                   ----------
TOTAL U.S. TREASURY OBLIGATIONS (COST
  $199,126)...........................             $  198,332
                                                   ----------
                                          FACE        FAIR
SHORT-TERM NOTES - 5.3%                  AMOUNT      VALUE
-------------------------------------------------------------
Federal Home Loan Bank Discount Note
  4.950%, 07/03/2006..................  $315,000   $  314,919
Wisconsin Corporate Central Credit
  Union
  5.020%, 12/31/2031 (b)..............     1,028        1,028
                                                   ----------
TOTAL SHORT-TERM NOTES
  (COST $315,947).....................             $  315,947
                                                   ----------
TOTAL INVESTMENTS - 100.4%
  (COST $5,560,113) (C)...............             $5,945,461

LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.4)%...............               (23,254)
                                                   ----------
TOTAL NET ASSETS - 100.0%.............             $5,922,207
                                                   ==========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
    ADR: American Depository Receipts
Footnotes:
     (a)  Non Income Producing.

     (b) Security is variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR. The interest rate stated is the rate in effect at period-end.

     (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $5,560,113)........................  $5,945,461
  Cash.......................................         104
  Receivable for securities sold.............      38,988
  Receivable for fund shares sold............      68,664
  Dividends and accrued interest
    receivable...............................      25,159
  Prepaid expenses and other assets..........          29
                                               ----------
    Total assets.............................   6,078,405
                                               ----------
Liabilities:
  Payable for securities purchased...........     144,590
  Payable for fund shares redeemed...........           4
  Payable for investment management
    services.................................       3,391
  Accrued custody expense....................         529
  Accrued professional fees..................       5,090
  Accrued accounting fees....................       2,234
  Accrued printing and filing fees...........         360
                                               ----------
    Total liabilities........................     156,198
                                               ----------
Net assets...................................  $5,922,207
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  473,002
  Paid-in capital in excess of par value.....   4,860,332
  Accumulated net realized gain on
    investments..............................     149,616
  Net unrealized appreciation on
    investments..............................     385,348
  Undistributed net investment income........      53,909
                                               ----------
Net assets...................................  $5,922,207
                                               ==========
Shares outstanding...........................     473,002
                                               ==========
Authorized Fund shares allocated to
  Portfolio..................................  10,000,000
                                               ==========
Net asset value per share....................  $    12.52
                                               ==========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest.....................................  $ 37,914
  Dividends (net of withholding tax of $75)....    24,587
                                                 --------
    Total investment income....................    62,501
                                                 --------
Expenses:
  Management fees..............................    18,823
  Custodian fees...............................     1,838
  Directors' fees..............................       158
  Professional fees............................     5,985
  Accounting fees..............................     6,714
  Printing and filing fees.....................       455
  Other........................................        75
                                                 --------
    Total expenses.............................    34,048

    Net investment income......................    28,453
                                                 --------
Realized/unrealized gain (loss) on investments:
  Net realized gain (loss) on investments......   184,433
  Change in unrealized
    appreciation/depreciation on investments...    87,471
                                                 --------
    Net realized/unrealized gain (loss) on
      investments..............................   271,904
                                                 --------
    Change in net assets from operations.......  $300,357
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD        YEAR ENDED
                                                              ENDED JUNE 30, 2006     DECEMBER 31,
                                                                  (UNAUDITED)             2005
                                                              -------------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................      $   28,453           $   28,470
  Net realized gain (loss) on investments...................         184,433              (19,282)
  Change in unrealized appreciation/depreciation on
    investments.............................................          87,471              134,354
                                                                  ----------           ----------
      Change in assets from operations......................         300,357              143,542
                                                                  ----------           ----------
Distributions to shareholders:
  Distributions paid from net investment income.............              --               (8,278)
                                                                  ----------           ----------
Capital transactions:
  Received from shares sold.................................       1,877,127            2,605,974
  Received from dividends reinvested........................              --                8,278
  Paid for shares redeemed..................................        (376,044)            (295,056)
                                                                  ----------           ----------
    Change in net assets from capital transactions..........       1,501,083            2,319,196
                                                                  ----------           ----------
      Change in net assets..................................       1,801,440            2,454,460
NET ASSETS:
  Beginning of period.......................................       4,120,767            1,666,307
                                                                  ----------           ----------
  End of period.............................................      $5,922,207           $4,120,767
                                                                  ==========           ==========
  Undistributed net investment income.......................      $   53,909           $   25,456
                                                                  ==========           ==========

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD        YEAR ENDED      FOR THE PERIOD FROM
                                                              ENDED JUNE 30, 2006     DECEMBER 31,      MAY 1, 2004 * TO
                                                                  (UNAUDITED)             2005          DECEMBER 31, 2004
                                                              -------------------     ------------     -------------------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $11.70               $11.33              $10.00
Operations:
  Net investment income.....................................          0.04                 0.06                0.04
  Net realized and unrealized gain (loss) on investments....          0.78                 0.33                1.29
                                                                    ------               ------              ------
      Total from operations.................................          0.82                 0.39                1.33
                                                                    ------               ------              ------
Distributions:
  Distributions from net investment income..................            --                (0.02)                 --
                                                                    ------               ------              ------
Net asset value, end of period..............................        $12.52               $11.70              $11.33
                                                                    ======               ======              ======
Total return................................................          7.01% (b)            3.47%              13.30% (b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $  5.9               $  4.1              $  1.7
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by adviser:
      Expenses..............................................          1.35% (a)            1.50%               1.46% (a)
      Net investment income.................................          1.13% (a)            0.99%               0.78% (a)
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by adviser:
      Expenses..............................................          1.35% (a)            1.55%               3.52% (a)
    Portfolio turnover rate.................................            54%                 118%                 39%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 OBJECTIVE

The Covered Call Portfolio seeks modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     3.55%
Since inception (5/1/04)                     4.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Covered Call Portfolio returned 0.09% versus 3.05% for the current benchmark, the S&P 1500 Supercomposite Index.

Energy prices continued to dominate the investment landscape during the first half of the year with crude oil prices rising from $61.04 per barrel at the end of 2005 to $73.93 by June 30, 2006. The Federal Reserve also continued to hike short-term interest rates in an effort to combat inflation. The Fed Funds rate began the period at 4.25% and was raised a quarter-point on four consecutive occasions, ending the period at 5.25%. Meanwhile, long-term U.S. Treasury rates also rose sharply during the period, with the 10-year U.S. Treasury Note yield rising from 4.39% to 5.14% during the six-month period.

Although the equity market shrugged off most of these events during the first four months of the year, the steady rise in oil prices and interest rates finally took its toll on investor sentiment. By May 5th, with the S&P 1500 Supercomposite Index up 7.59%, investors suddenly raced for the exits fearing the possibility of both inflation and a slowing economy, and stocks tumbled sharply through mid-June. By June 13th, the S&P 1500 Supercomposite Index had given back its previous 2006 gains, closing down 1.10% for the year-to-date period. During the final two and a half weeks of trading, it appeared that bargain hunters came back into the market looking to buy stocks following the sharp correction. As a result, the S&P 1500 Supercomposite Index rallied and closed the full six-month period with a 3.05% gain.

Despite a brief spike in the CBOE Volatility Index (VIX) during the market sell-off in early May to mid-June, equity call options continued to trade at levels well below historic norms for most of the period. The VIX Index tracks the market's estimate of future volatility, which has a major impact on the premiums option market-makers are willing to pay for calls. Low option premium levels are not ideal for a covered call writing strategy because less cash is taken in per option sold. The reduction in option premium levels combined with a sharp rise in stock prices during the first four months of the period created a difficult environment for a covered call writing strategy. The calls sold limited the upside potential of the Portfolio, while the option premiums taken in return were not as attractive as they have been historically.(1)

While there have been no significant changes to the risk profile of the Portfolio, it is worth noting that the low premium levels available diminish the volatility reducing impact of a covered call writing strategy. Also, with respect to the underlying securities held in the Portfolio, rising interest rates will have a negative impact on our estimation of the intrinsic value of those stocks. Put simply, in general with all else held constant, stocks are worth less as interest rates rise (opportunity cost relative to bonds increases). Equities become more attractive relative to fixed income investments when interest rates are declining (opportunity cost relative to bonds decreases). Therefore, a rising interest rate environment has the potential to depress equity prices. Another potential risk associated with this strategy relates to how far out-of-the-money the calls are written.

The further out-of-the-money that calls are written, the less downside protection they provide and the greater the volatility of the Portfolio. Of course, this also enables the Portfolio to capture more of the potential upside. Generally, at-the-money calls were written against the long equity positions in the Portfolio for a majority of the period. Also, index puts were purchased in March to help provide additional downside protection for the Portfolio. These puts dampened the upside performance as stocks rallied in early May. However, the puts did provide additional downside protection for the Portfolio during the sharp sell-off from May 5th to June 13th. Overall, the index puts contributed positively to Portfolio performance for the period, while reducing the overall risk profile.(1)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

While the underlying equities in the Portfolio slightly out-performed our broad based index, the calls written against those equities limited much of the upside for the period. However, the calls written, as well as the index puts purchased, did reduce the volatility of the Portfolio and helped to preserve capital during the sharp early May to mid June sell-off.(1)

The Industrials and Materials sectors were the primary contributors to the Portfolio's overall performance this period. Seven of the top ten industry contributors to Portfolio performance came from these two sectors. Within the Materials sector, holdings in steel, diversified metals & mining and construction materials contributed positively to underlying equity performance. Within the Industrials sector, holdings in the construction & farm machinery & heavy trucks, trading companies & distributors, railroads, and trucking also contributed positively to underlying equity performance. Conversely, holdings in pharmaceuticals, oil & gas drilling, semiconductors, computer hardware, and aerospace & defense were among the bottom detractors from underlying equity performance.(1)

Steel Dynamics, Inc., W-H Energy Services, Inc., and WESCO International, Inc. were among the Portfolio's top performers for the period. Steel Dynamics, Inc. rose as first quarter profit surged approximately 25% on higher steel prices and record shipments, beating analysts' expectations. W-H Energy Services, Inc. first quarter earnings (EBITDA) increased approximately 80% over the previous year, helping to boost the oil company's stock price. WESCO International, Inc., a distributor of electrical products, reported record cash flow from operations for the most recent 12 month period. The positive fundamentals helped to boost the company's stock price. Superior Energy Services, Inc. and Kirby Corp. were also notably top performers in the Portfolio during the period. WESCO International, Inc., Steel Dynamics, Inc., Superior Energy Services, Inc., Ryder System, Inc., and W-H Energy Services, Inc. were among the top equity contributors to Portfolio performance as a result of over-weight positions and relative out- performance as compared to the S&P 1500 Supercomposite Index.(1)

Teva Pharmaceutical Industries, Ltd., Herley Industries Inc., and Cost Plus, Inc. were among the worst performers for the period. Teva Pharmaceutical Industries, Ltd. stock declined after reporting a $1 billion first quarter loss due to costs related to the acquisition of Ivax Corp. Herley Industries Inc. shares fell sharply after the company announced that three of its nine manufacturing plants were suspended from receiving U.S. government contracts. A class action lawsuit was filed against Herley, charging its officers and directors with failing to disclose and misrepresenting financial reports. Both Teva Pharmaceutical Industries, Ltd. and Herley Industries Inc. were ultimately sold. Home furnishing retailer, Cost Plus, Inc., reported a net loss of 22 cents per diluted share for the first quarter related to the closing of two stores and the departure of the company's EVP of merchandising. The news continued to place downward pressure on the stock. Spectrum Brands Inc. and PortalPlayer Inc. were also notable poor performers in the Portfolio during the period. Helmerich & Payne, Inc., Teva Pharmaceutical Industries, Ltd., Apple Computer Inc., Rowan Cos., Inc., and Herley Industries were among the bottom equity detractors to Portfolio performance as a result of over-weight positions and relative under-performance as compared to the benchmark.(1)

We believe that the downturn this past spring was a short-term, albeit sharp correction in the overall context of a bull market that remains largely intact. Stocks ended the period trading at an estimated 12 percent discount to our calculation of their intrinsic worth. We believe we can generally continue to purchase stocks at a discount to our calculation of fair value because investors continue to be distracted by short-term inflation and geopolitical concerns. With many company earnings still strong, and expected to remain so based on near-term and long-term earnings growth rate estimates, and interest rates still well below long-term historical averages, we believe that stocks will move higher over the next six to twelve months.

With option premium levels remaining well below their long-term historical average for an extended period of time, we continue to believe that an eventual regression upward toward the mean is inevitable. This past May we saw a sharp, but brief, rise in option premiums as investors became concerned about rising global interest rates. We believe this recent spike in option premiums, due to investors rushing to buy out-of-the-money puts for downside protection, may have been the first indication that option premiums have significant upside potential. Should option premium levels begin to rise again, as they did in the summer of 2002 and into the early spring of 2003, covered call writers should benefit. In the meantime, premium yields are generally still higher than yields available on the maturity spectrum of U.S. Treasury securities, although the call premiums do come at the sacrifice of some upside potential. Moving forward, we will continue to follow a disciplined covered call writing strategy with the objective of participating in a majority of the upside available in the broad equity market,

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

while attempting to reduce overall Portfolio volatility and providing some downside cushion.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                   COVERED CALL PORTFOLIO         S&P 1500 SUPERCOMPOSITE INDEX
                                                                   ----------------------         -----------------------------
5/1/04                                                                    10000.00                           10000.00
06/04                                                                     10230.00                           10358.00
                                                                          10750.00                           11142.00
06/05                                                                     10700.00                           11107.00
                                                                          11070.00                           11772.00
06/06                                                                     11080.00                           12131.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standards and Poor's 1500 Supercomposite Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               99.6
Preferred Stocks (3)                             0.6
Purchased Options                                1.2
Options written                                 (4.2)
Short-Term Notes
  Less Net Liabilities                           2.8
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                       % of Net Assets
 1.  FedEx Corp.                                   1.6
 2.  Ryder System, Inc.                            1.6
 3.  Burlington Northern Santa Fe
     Corp.                                         1.6
 4.  Norfolk Southern Corp.                        1.5
 5.  Johnson Controls, Inc.                        1.5
 6.  CSX Corp.                                     1.4
 7.  Cisco Systems, Inc.                           1.4
 8.  Superior Energy Services, Inc.                1.3
 9.  Ross Stores, Inc.                             1.3
10.  JPMorgan Chase & Co.                          1.3

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors: (combined)

                                                                     % of Net Assets
      Consumer Discretionary                                                    20.3
      Financials                                                                19.9
      Industrials                                                               17.9
      Information Technology                                                    12.4
      Energy                                                                    11.0
      Materials                                                                  6.2
      Health Care                                                                5.4
      Consumer Staples                                                           3.3
      Telecommunication Services                                                 3.0
      Utilities                                                                  0.8
                                                                     ---------------
                                                                               100.2
                                                                     ===============

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 99.6%                    SHARES      VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 20.3%
AUTO COMPONENTS - 1.5%
Johnson Controls, Inc. ...............       900   $   73,998
                                                   ----------
AUTOMOBILES - 0.8%
General Motors Corp. .................       600       17,874
Toyota Motor Corp. - ADR..............       200       20,918
                                                   ----------
                                                       38,792
                                                   ----------
HOTELS, RESTAURANTS & LEISURE - 0.6%
Darden Restaurants, Inc. .............       800       31,520
                                                   ----------
HOUSEHOLD DURABLES - 2.6%
Ethan Allen Interiors, Inc. ..........       500       18,275
Furniture Brands International,
  Inc. ...............................     2,400       50,016
Helen of Troy Ltd. (a)................     1,500       27,600
Matsushita Electric Industrial Co.
  Ltd. - ADR..........................     1,600       33,808
                                                   ----------
                                                      129,699
                                                   ----------
INTERNET & CATALOG RETAIL - 0.6%
Coldwater Creek, Inc. (a).............     1,200       32,112
                                                   ----------
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Polaris Industries, Inc. .............       600       25,980
                                                   ----------
MEDIA - 0.9%
Comcast Corp. Class A (a).............     1,400       45,836
                                                   ----------
MULTILINE RETAIL - 2.8%
Dollar Tree Stores, Inc. (a)..........     2,000       53,000
Family Dollar Stores, Inc. ...........     1,500       36,645
Kohl's Corp. (a)......................       900       53,208
                                                   ----------
                                                      142,853
                                                   ----------
SPECIALTY RETAIL - 8.4%
A.C. Moore Arts & Crafts, Inc. (a)....     1,800       29,358
Abercrombie & Fitch Co. Class A.......       800       44,344
AutoZone, Inc. (a)....................       500       44,100
Christopher & Banks Corp. ............     1,500       43,500
Cost Plus, Inc. (a)...................     1,400       20,524
Dick's Sporting Goods, Inc. (a).......       400       15,840
Michaels Stores, Inc. ................       800       32,992
O'Reilly Automotive, Inc. (a).........     1,300       40,547
PETsMart, Inc. .......................       700       17,920
Rent-A-Center, Inc. (a)...............     1,700       42,262
Ross Stores, Inc. ....................     2,400       67,320
The Sherwin-Williams Co. .............       500       23,740
                                                   ----------
                                                      422,447
                                                   ----------
TEXTILES, APPAREL & LUXURY GOODS -1.6%
Steven Madden Ltd. ...................     1,050       31,101
V.F. Corp.............................       700       47,544
                                                   ----------
                                                       78,645
                                                   ----------
TOTAL CONSUMER DISCRETIONARY..........              1,021,882
                                                   ----------

                                                      FAIR
COMMON STOCKS - 99.6%                    SHARES      VALUE
-------------------------------------------------------------
CONSUMER STAPLES - 3.3%
BEVERAGES - 1.8%
Coca-Cola Enterprises, Inc. ..........     2,400   $   48,888
Fomento Economico Mexicano SA de CV -
  ADR.................................       500       41,860
                                                   ----------
                                                       90,748
                                                   ----------
FOOD & STAPLES RETAILING - 1.5%
CVS Corp. ............................     1,600       49,120
Longs Drug Stores Corp. ..............       600       27,372
                                                   ----------
                                                       76,492
                                                   ----------
TOTAL CONSUMER STAPLES................                167,240
                                                   ----------
ENERGY - 11.0%
ENERGY EQUIPMENT & SERVICES - 6.8%
Grant Prideco, Inc. (a)...............       400       17,900
Helmerich & Payne, Inc. ..............       900       54,234
Nabors Industries Ltd. (a)............     1,200       40,548
National Oilwell Varco, Inc. (a)......       500       31,660
Rowan Cos., Inc. .....................     1,100       39,149
Smith International, Inc. ............       700       31,129
Superior Energy Services, Inc. (a)....     2,000       67,800
Unit Corp. (a)........................     1,100       62,579
                                                   ----------
                                                      344,999
                                                   ----------
OIL, GAS & CONSUMABLE FUELS - 4.2%
CONSOL Energy, Inc. ..................     1,300       60,736
Frontline Ltd. .......................       400       15,140
KCS Energy, Inc. (a)..................       900       26,730
Overseas Shipholding Group Inc. ......       200       11,830
Peabody Energy Corp. .................     1,000       55,750
Ultra Petroleum Corp. (a).............       700       41,489
                                                   ----------
                                                      211,675
                                                   ----------
TOTAL ENERGY..........................                556,674
                                                   ----------
FINANCIALS - 19.9%
CAPITAL MARKETS - 4.6%
A.G. Edwards, Inc. ...................       300       16,596
Morgan Stanley........................       800       50,568
UBS AG................................       400       43,880
The Bank of New York Co., Inc. .......     1,800       57,960
The Goldman Sachs Group, Inc. ........       400       60,172
                                                   ----------
                                                      229,176
                                                   ----------
COMMERCIAL BANKS - 4.6%
Bank of America Corp. ................       800       38,480
Commerce Bancorp Inc. (NJ)............       900       32,103
Cullen/Frost Bankers, Inc. ...........       500       28,650
East West Bancorp, Inc. ..............       300       11,373
PNC Financial Services Group, Inc. ...       400       28,068
SunTrust Banks Inc. ..................       500       38,130
Wachovia Corp. .......................     1,000       54,080
                                                   ----------
                                                      230,884
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 99.6%                    SHARES      VALUE
-------------------------------------------------------------
CONSUMER FINANCE - 1.6%
American Express Co. .................       900   $   47,898
Capital One Financial Corp. ..........       400       34,180
                                                   ----------
                                                       82,078
                                                   ----------
DIVERSIFIED FINANCIAL SERVICES - 1.3%
JPMorgan Chase & Co. .................     1,600       67,200
                                                   ----------
INSURANCE - 4.5%
China Life Insurance Co. Ltd - ADR
  (a).................................       600       37,980
Loews Corp. ..........................     1,200       42,540
MetLife, Inc. ........................       700       35,847
Prudential Financial, Inc. ...........       400       31,080
The Chubb Corp. ......................       600       29,940
The Hartford Financial Services Group,
  Inc. ...............................       600       50,760
                                                   ----------
                                                      228,147
                                                   ----------
REAL ESTATE INVESTMENT TRUSTS - 2.6%
New Century Financial Corp. ..........     1,000       45,750
NovaStar Financial, Inc. .............     1,700       53,737
Redwood Trust, Inc. ..................       600       29,298
                                                   ----------
                                                      128,785
                                                   ----------
THRIFTS & MORTGAGE FINANCE - 0.7%
Washington Mutual, Inc. ..............       800       36,464
                                                   ----------
TOTAL FINANCIALS......................              1,002,734
                                                   ----------
HEALTH CARE - 5.4%
BIOTECHNOLOGY - 0.8%
Celgene Corp. (a).....................       800       37,944
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES -0.2%
SonoSite, Inc. (a)....................       300       11,712
                                                   ----------
HEALTH CARE PROVIDERS & SERVICES -3.5%
AmerisourceBergen Corp. ..............     1,400       58,688
Amsurg Corp. (a)......................     1,600       36,400
Henry Schein, Inc. (a)................     1,000       46,730
LifePoint Hospitals, Inc. (a).........     1,100       35,343
                                                   ----------
                                                      177,161
                                                   ----------
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Molecular Devices Corp. (a)...........       500       15,280
                                                   ----------
PHARMACEUTICALS - 0.6%
Forest Laboratories, Inc. Class A
  (a).................................       800       30,952
                                                   ----------
TOTAL HEALTH CARE.....................                273,049
                                                   ----------
INDUSTRIALS - 17.3%
AEROSPACE & DEFENSE - 2.0%
Ceradyne, Inc. (a)....................       600       29,694
DRS Technologies, Inc. ...............       500       24,375
Northrop Grumman Corp. ...............       700       44,842
                                                   ----------
                                                       98,911
                                                   ----------
AIR FREIGHT & LOGISTICS - 3.7%
FedEx Corp. ..........................       700       81,802
Ryder System, Inc. ...................     1,400       81,802
United Parcel Service, Inc. Class B...       300       24,699
                                                   ----------
                                                      188,303
                                                   ----------

                                                      FAIR
COMMON STOCKS - 99.6%                    SHARES      VALUE
-------------------------------------------------------------
AIRLINES - 0.9%
Alaska Air Group, Inc. (a)............     1,100   $   43,362
                                                   ----------
BUILDING PRODUCTS - 0.5%
Universal Forest Products, Inc. ......       400       25,092
                                                   ----------
MACHINERY - 2.9%
AGCO Corp. (a)........................     1,300       34,216
Cummins, Inc. ........................       500       61,125
Joy Global, Inc. .....................       300       15,627
The Toro Co. .........................       800       37,360
                                                   ----------
                                                      148,328
                                                   ----------
MARINE - 0.5%
Kirby Corp. (a).......................       600       23,700
                                                   ----------
ROAD & RAIL - 5.7%
Burlington Northern Santa Fe Corp. ...     1,000       79,250
Canadian Pacific Railway Ltd. ........       400       20,456
CSX Corp. ............................     1,000       70,440
J.B. Hunt Transport Services, Inc. ...     1,000       24,910
Knight Transportation, Inc. ..........     1,000       20,200
Norfolk Southern Corp. ...............     1,400       74,508
                                                   ----------
                                                      289,764
                                                   ----------
TRADING COMPANIES & DISTRIBUTORS -1.1%
Fastenal Co. .........................       400       16,116
WESCO International, Inc. (a).........       600       41,400
                                                   ----------
                                                       57,516
                                                   ----------
TOTAL INDUSTRIALS.....................                874,976
                                                   ----------
INFORMATION TECHNOLOGY - 12.4%
COMMUNICATIONS EQUIPMENT - 2.4%
Cisco Systems, Inc. (a)...............     3,600       70,308
NICE Systems, Ltd. - ADR (a)..........     1,800       50,652
                                                   ----------
                                                      120,960
                                                   ----------
COMPUTERS & PERIPHERALS - 2.8%
International Business Machines
  Corp. ..............................       600       46,092
Komag, Inc. (a).......................       900       41,562
Seagate Technology....................     2,300       52,072
                                                   ----------
                                                      139,726
                                                   ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.4%
AU Optronics Corp. - ADR..............       700        9,968
LG. Philips LCD Co. Ltd. - ADR (a)....       500        9,060
                                                   ----------
                                                       19,028
                                                   ----------
INTERNET SOFTWARE & SERVICES - 1.4%
Google, Inc. Class A (a)..............       100       41,933
j2 Global Communications, Inc. (a)....     1,000       31,220
                                                   ----------
                                                       73,153
                                                   ----------
IT SERVICES - 3.4%
Cognizant Technology Solutions Corp.
  (a).................................       900       60,633
Computer Sciences Corp. (a)...........       900       43,596
Fiserv, Inc. (a)......................       800       36,288
Infosys Technologies Ltd. - ADR.......       400       30,564
                                                   ----------
                                                      171,081
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 99.6%                    SHARES      VALUE
-------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 2.0%
Siliconware Precision Industries
  Co. - ADR...........................     4,700   $   28,106
Taiwan Semiconductor Manufacturing
  Co., Ltd. - ADR (a).................     2,472       22,693
Texas Instruments, Inc. ..............     1,600       48,464
                                                   ----------
                                                       99,263
                                                   ----------
TOTAL INFORMATION TECHNOLOGY..........                623,211
                                                   ----------
MATERIALS - 6.2%
CHEMICALS - 0.3%
Hercules, Inc. (a)....................       800       12,208
                                                   ----------
CONSTRUCTION MATERIALS - 0.5%
Martin Marietta Materials, Inc. ......       300       27,345
                                                   ----------
METALS & MINING - 5.4%
AK Steel Holding Corp. (a)............     1,300       17,979
Alcoa, Inc. ..........................     1,800       58,248
BHP Billiton Ltd. - ADR...............     1,300       55,991
Companhia Vale do Rio Doce - ADR......     1,600       38,464
Gold Fields Ltd. - ADR................     1,200       27,480
POSCO - ADR...........................       500       33,450
Rio Tinto PLC - ADR...................       200       41,942
                                                   ----------
                                                      273,554
                                                   ----------
TOTAL MATERIALS.......................                313,107
                                                   ----------
TELECOMMUNICATION SERVICES - 3.0%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.9%
Philippine Long Distance Telephone
  Co. - ADR...........................       500       17,260
Telefonos de Mexico S.A. de C.V. -
  ADR.................................     1,500       31,245
                                                   ----------
                                                       48,505
                                                   ----------
WIRELESS TELECOMMUNICATION
  SERVICES - 2.1%
America Movil S.A. de C.V. - ADR......     1,900       63,194
VimpelCom - ADR (a)...................       900       41,238
                                                   ----------
                                                      104,432
                                                   ----------
TOTAL TELECOMMUNICATION SERVICES......                152,937
                                                   ----------
UTILITIES - 0.8%
ELECTRIC UTILITIES - 0.8%
Korea Electric Power Corp. - ADR......     2,200       41,712
                                                   ----------
TOTAL UTILITIES.......................                 41,712
                                                   ----------
TOTAL COMMON STOCKS
  (COST $4,619,441) (B)...............             $5,027,522
                                                   ----------

                                                     FAIR
PREFERRED STOCKS - 0.6%                 SHARES       VALUE
-------------------------------------------------------------
INDUSTRIALS - 0.6%
AIRLINES - 0.6%
GOL Linhas Aereas Inteligentes
  S.A. - ADR.........................       900   $    31,950
                                                  -----------
TOTAL PREFERRED STOCKS
  (COST $33,746) (B).................             $    31,950
                                                  -----------


                                                      FAIR
PURCHASED OPTIONS - 1.2%                 SHARES      VALUE
-------------------------------------------------------------
PUT OPTIONS - 1.2%
MidCap SPDR Trust Series I
  Expiration: September 2006, Exercise
  Price: $138.00......................       172   $   61,060
                                                   ----------
TOTAL PURCHASED OPTIONS
  (COST $61,576)......................             $   61,060
                                                   ----------


                                          FACE        FAIR
SHORT-TERM NOTES - 3.1%                  AMOUNT      VALUE
-------------------------------------------------------------
Federal Home Loan Bank Discount Note
  4.800%, 07/03/2006..................  $153,000   $  152,961
Wisconsin Corporate Central Credit
  Union 5.020%, 12/31/2031 (c)........       455          455
                                                   ----------
TOTAL SHORT-TERM NOTES
  (COST $153,416).....................             $  153,416
                                                   ----------
TOTAL INVESTMENTS - 104.5%
  (COST $4,868,179) (D)...............             $5,273,948

TOTAL WRITTEN OPTIONS
  OUTSTANDING - (4.2%) (SEE FOLLOWING
  SCHEDULE)
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.3)%...............               (227,297)
                                                   ----------
TOTAL NET ASSETS - 100.0%.............             $5,046,651
                                                   ==========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
 ADR:  American Depository Receipts
Footnotes:
  (a)  Non Income Producing.
  (b) All common stocks and preferred stocks are fully or partially pledged as collateral for call options outstanding, which are presented in the following schedule of outstanding call options.
  (c) Security is a variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR rate.
       The interest rate stated is the rate in effect at period-end.
  (d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2006 (UNAUDITED)

                               UNDERLYING SECURITY
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           A.C. MOORE ARTS & CRAFTS, INC.
             Expiration: September 2006, Exercise Price: $17.50........          9       $    855
             Expiration: September 2006, Exercise Price: $20.00........          9            225
           A.G. EDWARDS, INC.
             Expiration: November 2006, Exercise Price: $55.00.........          2            740
             Expiration: January 2007, Exercise Price: $55.00..........          1            450
           ABERCROMBIE & FITCH CO. CLASS A
             Expiration: August 2006, Exercise Price: $70.00...........          2             30
             Expiration: November 2006, Exercise Price: $60.00.........          1            310
             Expiration: November 2006, Exercise Price: $70.00.........          5            375
           AGCO CORP.
             Expiration: November 2006, Exercise Price: $30.00.........         13          1,430
           AK STEEL HOLDING CORP.
             Expiration: September 2006, Exercise Price: $15.00........         10          1,200
             Expiration: December 2006, Exercise Price: $17.50.........          3            277
           ALASKA AIR GROUP, INC.
             Expiration: October 2006, Exercise Price: $40.00..........         11          3,190
           ALCOA, INC.
             Expiration: October 2006, Exercise Price: $35.00..........         11          1,320
             Expiration: January 2007, Exercise Price: $40.00..........          7            455
           AMERICA MOVIL S.A. DE C.V. - ADR
             Expiration: November 2006, Exercise Price: $40.00.........         10          1,150
             Expiration: January 2007, Exercise Price: $45.00..........          9            675
           AMERICAN EXPRESS CO.
             Expiration: July 2006, Exercise Price: $52.50.............          1            150
             Expiration: July 2006, Exercise Price: $55.00.............          3             75
             Expiration: October 2006, Exercise Price: $55.00..........          5            850
           AMERISOURCEBERGEN CORP.
             Expiration: August 2006, Exercise Price: $45.00...........          5            200
             Expiration: August 2006, Exercise Price: $47.50...........          7             70
             Expiration: November 2006, Exercise Price: $50.00.........          2             65
           AMSURG CORP.
             Expiration: September 2006, Exercise Price: $25.00........         16          1,000
           AU OPTRONICS CORP. - ADR
             Expiration: October 2006, Exercise Price: $17.50..........          5            175
             Expiration: October 2006, Exercise Price: $20.00..........          2             20
           AUTOZONE, INC.
             Expiration: September 2006, Exercise Price: $95.00........          2            360
             Expiration: December 2006, Exercise Price: $105.00........          1            130
             Expiration: December 2006, Exercise Price: $95.00.........          2            860
           BANK OF AMERICA CORP.
             Expiration: January 2007, Exercise Price: $52.50..........          8            640
           BHP BILLITON LTD. - ADR
             Expiration: November 2006, Exercise Price: $50.00.........         13          2,275
           BURLINGTON NORTHERN SANTA FE CORP.
             Expiration: July 2006, Exercise Price: $80.00.............          4            680
             Expiration: October 2006, Exercise Price: $75.00..........          1            850
             Expiration: October 2006, Exercise Price: $85.00..........          4          1,320
             Expiration: October 2006, Exercise Price: $90.00..........          1            200
           CANADIAN PACIFIC RAILWAY LTD.
             Expiration: December 2006, Exercise Price: $55.00.........          4          1,030

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2006 (UNAUDITED)

                               UNDERLYING SECURITY
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           CAPITAL ONE FINANCIAL CORP.
             Expiration: September 2006, Exercise Price: $85.00........          1       $    450
             Expiration: September 2006, Exercise Price: $95.00........          1             70
             Expiration: January 2007, Exercise Price: $95.00..........          2            590
           CELGENE CORP.
             Expiration: October 2006, Exercise Price: $45.00..........          5          3,100
             Expiration: January 2007, Exercise Price: $50.00..........          3          1,650
           CERADYNE, INC.
             Expiration: September 2006, Exercise Price: $55.00........          4            960
             Expiration: December 2006, Exercise Price: $60.00.........          2            600
           CHINA LIFE INSURANCE CO. LTD. - ADR
             Expiration: October 2006, Exercise Price: $60.00..........          3          2,280
             Expiration: October 2006, Exercise Price: $65.00..........          3          1,530
           CHRISTOPHER & BANKS CORP.
             Expiration: December 2006, Exercise Price: $30.00.........         15          4,425
           CISCO SYSTEMS, INC.
             Expiration: January 2007, Exercise Price: $22.50..........         36          2,700
           COCA-COLA ENTERPRISES, INC.
             Expiration: November 2006, Exercise Price: $20.00.........         19          2,280
             Expiration: November 2006, Exercise Price: $22.50.........          5            150
           COGNIZANT TECHNOLOGY SOLUTIONS CORP.
             Expiration: October 2006, Exercise Price: $70.00..........          5          2,500
             Expiration: January 2007, Exercise Price: $75.00..........          4          2,040
           COLDWATER CREEK, INC.
             Expiration: October 2006, Exercise Price: $30.00..........         12          1,500
           COMCAST CORP. CLASS A
             Expiration: January 2007, Exercise Price: $32.50..........         14          4,200
           COMMERCE BANCORP INC. (NJ)
             Expiration: December 2006, Exercise Price: $42.50.........          9          1,080
           COMPANHIA VALE DO RIO DOCE - ADR
             Expiration: September 2006, Exercise Price: $27.50........         12            660
             Expiration: January 2007, Exercise Price: $27.50..........          4            580
           COMPUTER SCIENCES CORP.
             Expiration: September 2006, Exercise Price: $60.00........          6            180
             Expiration: January 2007, Exercise Price: $65.00..........          3            105
           CONSOL ENERGY, INC.
             Expiration: January 2007, Exercise Price: $45.00..........          2          1,486
             Expiration: January 2007, Exercise Price: $50.00..........         11          5,940
           COST PLUS, INC.
             Expiration: November 2006, Exercise Price: $17.50.........         14          1,050
           CSX CORP.
             Expiration: November 2006, Exercise Price: $70.00.........          2          1,120
             Expiration: November 2006, Exercise Price: $75.00.........          6          2,040
             Expiration: November 2006, Exercise Price: $80.00.........          2            380
           CULLEN/FROST BANKERS, INC.
             Expiration: October 2006, Exercise Price: $60.00..........          5            700
           CUMMINS, INC.
             Expiration: September 2006, Exercise Price: $110.00.......          3          4,560
             Expiration: December 2006, Exercise Price: $120.00........          1          1,120
             Expiration: January 2007, Exercise Price: $120.00.........          1          1,340
           CVS CORP.
             Expiration: August 2006, Exercise Price: $30.00...........         10          1,500
             Expiration: November 2006, Exercise Price: $32.50.........          6            720
           DARDEN RESTAURANTS, INC.
             Expiration: October 2006, Exercise Price: $40.00..........          8          1,600

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2006 (UNAUDITED)

                               UNDERLYING SECURITY
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           DICK'S SPORTING GOODS, INC.
             Expiration: January 2007, Exercise Price: $45.00..........          4       $    700
           DOLLAR TREE STORES, INC.
             Expiration: August 2006, Exercise Price: $27.50...........         10            675
             Expiration: November 2006, Exercise Price: $27.50.........          7          1,120
             Expiration: November 2006, Exercise Price: $30.00.........          3            217
           DRS TECHNOLOGIES, INC.
             Expiration: December 2006, Exercise Price: $60.00.........          5            337
           EAST WEST BANCORP, INC.
             Expiration: October 2006, Exercise Price: $40.00..........          2            260
             Expiration: October 2006, Exercise Price: $45.00..........          1             22
           ETHAN ALLEN INTERIORS, INC.
             Expiration: August 2006, Exercise Price: $45.00...........          1             15
             Expiration: November 2006, Exercise Price: $45.00.........          4            220
           FAMILY DOLLAR STORES, INC.
             Expiration: July 2006, Exercise Price: $27.50.............          1              7
             Expiration: October 2006, Exercise Price: $27.50..........         14            560
           FASTENAL CO.
             Expiration: November 2006, Exercise Price: $50.00.........          3            180
             Expiration: November 2006, Exercise Price: $55.00.........          1             20
           FEDEX CORP.
             Expiration: October 2006, Exercise Price: $125.00.........          7          2,170
           FISERV, INC.
             Expiration: January 2007, Exercise Price: $50.00..........          8          1,320
           FOMENTO ECONOMICO MEXICANO SA DE CV -- ADR
             Expiration: October 2006, Exercise Price: $100.00.........          3            465
             Expiration: October 2006, Exercise Price: $95.00..........          2            500
           FOREST LABORATORIES, INC. CLASS A
             Expiration: August 2006, Exercise Price: $40.00...........          2            620
             Expiration: August 2006, Exercise Price: $45.00...........          2            180
             Expiration: November 2006, Exercise Price: $45.00.........          4            860
             Expiration: February 2007, Exercise Price: $40.00.........          4            760
           FURNITURE BRANDS INTERNATIONAL, INC.
             Expiration: July 2006, Exercise Price: $25.00.............         14            700
             Expiration: October 2006, Exercise Price: $25.00..........         10            600
           GENERAL MOTORS CORP.
             Expiration: September 2006, Exercise Price: $27.50........          6          2,160
           GOL LINHAS AEREAS INTELIGENTES S.A. - ADR
             Expiration: October 2006, Exercise Price: $40.00..........          9          2,340
           GOLD FIELDS LTD. - ADR
             Expiration: August 2006, Exercise Price: $25.00...........          5            500
             Expiration: January 2007, Exercise Price: $25.00..........          7          1,907
           GOOGLE, INC. CLASS A
             Expiration: January 2007, Exercise Price: $460.00.........          1          3,030
           GRANT PRIDECO, INC.
             Expiration: October 2006, Exercise Price: $50.00..........          1            255
             Expiration: October 2006, Exercise Price: $55.00..........          3            435
           HELEN OF TROY LTD.
             Expiration: January 2007, Exercise Price: $22.50..........         15            788
           HELMERICH & PAYNE, INC.
             Expiration: September 2006, Exercise Price: $75.00........          2            140
             Expiration: September 2006, Exercise Price: $80.00........          7            210
           HENRY SCHEIN, INC.
             Expiration: July 2006, Exercise Price: $50.00.............         10            125

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2006 (UNAUDITED)

                               UNDERLYING SECURITY
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           HERCULES, INC.
             Expiration: August 2006, Exercise Price: $15.00...........          3       $    247
           INFOSYS TECHNOLOGIES LTD. - ADR
             Expiration: October 2006, Exercise Price: $85.00..........          2            580
             Expiration: October 2006, Exercise Price: $90.00..........          2            350
           INTERNATIONAL BUSINESS MACHINES CORP.
             Expiration: October 2006, Exercise Price: $85.00..........          4            280
             Expiration: January 2007, Exercise Price: $90.00..........          2            150
           J.B. HUNT TRANSPORT SERVICES, INC.
             Expiration: November 2006, Exercise Price: $25.00.........         10          2,300
           J2 GLOBAL COMMUNICATIONS, INC.
             Expiration: January 2007, Exercise Price: $35.00..........         10          3,000
           JOHNSON CONTROLS, INC.
             Expiration: July 2006, Exercise Price: $85.00.............          4            480
             Expiration: October 2006, Exercise Price: $90.00..........          5          1,162
           JOY GLOBAL, INC.
             Expiration: January 2007, Exercise Price: $65.00..........          3          1,140
           JPMORGAN CHASE & CO.
             Expiration: December 2006, Exercise Price: $47.50.........         12            720
             Expiration: January 2007, Exercise Price: $45.00..........          4            596
           KCS ENERGY, INC.
             Expiration: December 2006, Exercise Price: $30.00.........          9          2,385
           KIRBY CORP.
             Expiration: September 2006, Exercise Price: $40.00........          2            420
             Expiration: December 2006, Exercise Price: $42.50.........          4          1,080
           KNIGHT TRANSPORTATION, INC.
             Expiration: December 2006, Exercise Price: $22.50.........         10          1,050
           KOHL'S CORP.
             Expiration: October 2006, Exercise Price: $60.00..........          9          3,330
           KOMAG, INC.
             Expiration: September 2006, Exercise Price: $45.00........          4          1,800
             Expiration: December 2006, Exercise Price: $55.00.........          5          1,325
           KOREA ELECTRIC POWER CORP. - ADR
             Expiration: September 2006, Exercise Price: $25.00........          5             62
             Expiration: December 2006, Exercise Price: $25.00.........         17            255
           LG. PHILIPS LCD CO. LTD. - ADR
             Expiration: July 2006, Exercise Price: $22.50.............          4             30
             Expiration: October 2006, Exercise Price: $25.00..........          1             12
           LIFEPOINT HOSPITALS, INC.
             Expiration: November 2006, Exercise Price: $40.00.........         11            605
           LOEWS CORP.
             Expiration: September 2006, Exercise Price: $36.63........          3            285
             Expiration: December 2006, Exercise Price: $38.38.........          9          1,035
           LONGS DRUG STORES CORP.
             Expiration: September 2006, Exercise Price: $50.00........          6            645
           MARTIN MARIETTA MATERIALS, INC.
             Expiration: October 2006, Exercise Price: $95.00..........          3          1,890
           MATSUSHITA ELECTRIC INDUSTRIAL CO LTD. - ADR
             Expiration: December 2006, Exercise Price: $25.00.........         16            920
           METLIFE, INC.
             Expiration: September 2006, Exercise Price: $50.00........          1            292
             Expiration: September 2006, Exercise Price: $55.00........          1             65
             Expiration: December 2006, Exercise Price: $55.00.........          5            725
           MICHAELS STORES, INC.
             Expiration: December 2006, Exercise Price: $42.50.........          8            760

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2006 (UNAUDITED)

                               UNDERLYING SECURITY
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           MOLECULAR DEVICES CORP.
             Expiration: July 2006, Exercise Price: $30.00.............          1       $    148
             Expiration: July 2006, Exercise Price: $35.00.............          3             38
             Expiration: October 2006, Exercise Price: $40.00..........          1             28
           MORGAN STANLEY
             Expiration: October 2006, Exercise Price: $65.00..........          6          1,410
             Expiration: January 2007, Exercise Price: $70.00..........          2            340
           NABORS INDUSTRIES LTD.
             Expiration: September 2006, Exercise Price: $37.50........          6            660
             Expiration: December 2006, Exercise Price: $45.00.........          2            110
             Expiration: January 2007, Exercise Price: $40.00..........          4            620
           NATIONAL OILWELL VARCO, INC.
             Expiration: November 2006, Exercise Price: $70.00.........          2            810
             Expiration: November 2006, Exercise Price: $75.00.........          3            765
           NEW CENTURY FINANCIAL CORP.
             Expiration: November 2006, Exercise Price: $50.00.........          3            900
             Expiration: January 2007, Exercise Price: $55.00..........          7          1,400
           NICE SYSTEMS, LTD. - ADR
             Expiration: August 2006, Exercise Price: $27.50...........         10          1,800
             Expiration: November 2006, Exercise Price: $30.00.........          8          1,480
           NORFOLK SOUTHERN CORP.
             Expiration: September 2006, Exercise Price: $55.00........          9          1,980
             Expiration: January 2007, Exercise Price: $60.00..........          5          1,200
           NORTHROP GRUMMAN CORP.
             Expiration: November 2006, Exercise Price: $70.00.........          5            525
             Expiration: November 2006, Exercise Price: $75.00.........          2             70
           NOVASTAR FINANCIAL, INC.
             Expiration: January 2007, Exercise Price: $35.00..........         10          1,300
             Expiration: January 2007, Exercise Price: $40.00..........          7            280
           O'REILLY AUTOMOTIVE, INC.
             Expiration: August 2006, Exercise Price: $35.00...........         11            468
             Expiration: November 2006, Exercise Price: $40.00.........          2             45
           OVERSEAS SHIPHOLDING GROUP INC.
             Expiration: October 2006, Exercise Price: $60.00..........          2            690
           PEABODY ENERGY CORP.
             Expiration: December 2006, Exercise Price: $70.00.........          1            320
             Expiration: January 2007, Exercise Price: $65.00..........          1            530
             Expiration: January 2007, Exercise Price: $75.00..........          8          2,160
           PETSMART, INC.
             Expiration: October 2006, Exercise Price: $30.00..........          7            350
           PHILIPPINE LONG DISTANCE TELEPHONE CO. - ADR
             Expiration: December 2006, Exercise Price: $45.00.........          5            188
           PNC FINANCIAL SERVICES GROUP, INC.
             Expiration: August 2006, Exercise Price: $70.00...........          1            208
             Expiration: January 2007, Exercise Price: $75.00..........          3            705
           POLARIS INDUSTRIES, INC.
             Expiration: September 2006, Exercise Price: $55.00........          1             10
             Expiration: December 2006, Exercise Price: $50.00.........          5          1,000
           POSCO - ADR
             Expiration: November 2006, Exercise Price: $75.00.........          5          1,550
           PRUDENTIAL FINANCIAL, INC.
             Expiration: September 2006, Exercise Price: $80.00........          1            205
             Expiration: December 2006, Exercise Price: $80.00.........          1            370
             Expiration: December 2006, Exercise Price: $85.00.........          2            344

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2006 (UNAUDITED)

                               UNDERLYING SECURITY
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           RENT-A-CENTER, INC.
             Expiration: September 2006, Exercise Price: $30.00........          8       $    320
             Expiration: December 2006, Exercise Price: $30.00.........          9            945
           RIO TINTO PLC - ADR
             Expiration: October 2006, Exercise Price: $240.00.........          1            600
             Expiration: October 2006, Exercise Price: $250.00.........          1            490
           ROSS STORES, INC.
             Expiration: November 2006, Exercise Price: $30.00.........         24          3,360
           ROWAN COS,. INC
             Expiration: October 2006, Exercise Price: $47.50..........          6            300
             Expiration: October 2006, Exercise Price: $50.00..........          2             60
             Expiration: October 2006, Exercise Price: $52.50..........          3             60
           RYDER SYSTEM, INC.
             Expiration: November 2006, Exercise Price: $55.00.........         14          9,520
           SEAGATE TECHNOLOGY
             Expiration: September 2006, Exercise Price: $25.00........         10            850
             Expiration: September 2006, Exercise Price: $30.00........          6             90
             Expiration: January 2007, Exercise Price: $30.00..........          7            525
           SILICONWARE PRECISION INDUSTRIES CO. - ADR
             Expiration: September 2006, Exercise Price: $7.50.........         47            353
           SMITH INTERNATIONAL, INC.
             Expiration: January 2007, Exercise Price: $50.00..........          7          1,925
           SONOSITE, INC.
             Expiration: December 2006, Exercise Price: $45.00.........          3            435
           STEVEN MADDEN LTD.
             Expiration: December 2006, Exercise Price: $36.63.........          4**          960
             Expiration: December 2006, Exercise Price: $40.00.........          3**          439
           SUNTRUST BANKS INC.
             Expiration: January 2007, Exercise Price: $85.00..........          5            600
           SUPERIOR ENERGY SERVICES, INC.
             Expiration: December 2006, Exercise Price: $35.00.........         20          5,300
           TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD. - ADR
             Expiration: January 2007, Exercise Price: $11.00..........         21***       1,556
           TELEFONOS DE MEXICO S.A. DE C.V. - ADR
             Expiration: August 2006, Exercise Price: $25.00...........          4             30
             Expiration: November 2006, Exercise Price: $22.50.........         11            825
           TEXAS INSTRUMENTS, INC.
             Expiration: July 2006, Exercise Price: $35.00.............          7             35
             Expiration: October 2006, Exercise Price: $35.00..........          3            225
             Expiration: October 2006, Exercise Price: $37.50..........          6            210
           THE BANK OF NEW YORK CO., INC.
             Expiration: July 2006, Exercise Price: $35.00.............         14            140
             Expiration: October 2006, Exercise Price: $37.50..........          4             60
           THE CHUBB CORP.
             Expiration: January 2007, Exercise Price: $52.50..........          2            410
             Expiration: January 2007, Exercise Price: $55.00..........          4            500
           THE GOLDMAN SACHS GROUP, INC.
             Expiration: October 2006, Exercise Price: $165.00.........          2            600
             Expiration: January 2007, Exercise Price: $180.00.........          2            500
           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
             Expiration: December 2006, Exercise Price: $95.00.........          4            610
             Expiration: January 2007, Exercise Price: $90.00..........          2            710
           THE SHERWIN-WILLIAMS CO.
             Expiration: September 2006, Exercise Price: $50.00........          4            600
             Expiration: January 2007, Exercise Price: $55.00..........          1            153

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2006 (UNAUDITED)

                               UNDERLYING SECURITY
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           THE TORO CO.
             Expiration: September 2006, Exercise Price: $50.00........          6       $    540
             Expiration: September 2006, Exercise Price: $55.00........          2            140
           TOYOTA MOTOR CORP. - ADR
             Expiration: October 2006, Exercise Price: $125.00.........          2            180
           UBS AG
             Expiration: December 2006, Exercise Price: $120.00........          4          1,560
           ULTRA PETROLEUM CORP.
             Expiration: September 2006, Exercise Price: $65.00........          4          1,440
             Expiration: January 2007, Exercise Price: $70.00..........          3          1,620
           UNIT CORP.
             Expiration: December 2006, Exercise Price: $65.00.........          8          2,360
             Expiration: December 2006, Exercise Price: $70.00.........          3            548
           UNITED PARCEL SERVICE, INC. CLASS B
             Expiration: October 2006, Exercise Price: $85.00..........          2            370
             Expiration: January 2007, Exercise Price: $90.00..........          1            135
           UNIVERSAL FOREST PRODUCTS, INC.
             Expiration: October 2006, Exercise Price: $75.00..........          2            390
             Expiration: October 2006, Exercise Price: $80.00..........          2            160
           V.F. CORP
             Expiration: November 2006, Exercise Price: $65.00.........          7          4,095
           VIMPELCOM - ADR
             Expiration: January 2007, Exercise Price: $50.00..........          9          2,520
           WACHOVIA CORP.
             Expiration: July 2006, Exercise Price: $57.50.............          1             10
             Expiration: January 2007, Exercise Price: $60.00..........          7            735
             Expiration: January 2007, Exercise Price: $65.00..........          2             70
           WASHINGTON MUTUAL, INC.
             Expiration: July 2006, Exercise Price: $45.00.............          2            250
             Expiration: January 2007, Exercise Price: $50.00..........          6            600
           WESCO INTERNATIONAL, INC.
             Expiration: October 2006, Exercise Price: $80.00..........          2            450
             Expiration: October 2006, Exercise Price: $85.00..........          4            570
                                                                             -----       --------
           TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $328,924)..........      1,302       $213,238
                                                                             =====       ========

--------------------------------------------------------------------------------

 * 100 shares per contract unless otherwise noted.

 ** 150 shares per contract.

*** 114 shares per contract.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $4,868,179).......................    $ 5,273,948
  Receivable for options written............            497
  Receivable for fund shares sold...........          5,014
  Dividends and accrued interest
    receivable..............................          4,437
  Prepaid expenses and other assets.........             29
                                                -----------
    Total assets............................      5,283,925
                                                -----------
Liabilities:
  Options written, at fair value (premiums
    received of $328,924)...................        213,238
  Payable for securities purchased..........         11,462
  Payable for fund shares redeemed..........              2
  Payable for investment management
    services................................          3,200
  Accrued custody expense...................            719
  Accrued professional fees.................          5,081
  Accrued accounting fees...................          3,209
  Accrued printing and filing fees..........            363
                                                -----------
    Total liabilities.......................        237,274
                                                -----------
Net assets..................................    $ 5,046,651
                                                ===========
Net assets consist of:
  Par value, $1 per share...................    $   455,454
  Paid-in capital in excess of par value....      4,317,364
  Accumulated net realized loss on
    investments and written options.........       (243,745)
  Net unrealized appreciation on
    investments.............................        405,769
  Net unrealized appreciation on written
    options.................................        115,686
  Accumulated net investment loss...........         (3,877)
                                                -----------
                                                $ 5,046,651
                                                ===========
Shares outstanding..........................        455,454
                                                ===========
Authorized Fund shares allocated to
  Portfolio.................................     10,000,000
                                                ===========
Net asset value per share...................    $     11.08
                                                ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest...................................    $   3,821
  Dividends (net of withholding tax of
    $374)....................................       29,330
                                                 ---------
    Total investment income..................       33,151
                                                 ---------
Expenses:
  Management fees............................       18,949
  Custodian fees.............................        2,129
  Directors' fees............................          147
  Professional fees..........................        5,931
  Accounting fees............................        9,367
  Printing and filing fees...................          424
  Other......................................           81
                                                 ---------
    Total expenses...........................       37,028
                                                 ---------
    Net investment loss......................       (3,877)
                                                 ---------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....      229,626
  Net realized gain (loss) on written
    options..................................     (349,052)
  Change in unrealized
    appreciation/depreciation on investments
    and written options......................      116,375
                                                 ---------
    Net realized/unrealized gain (loss) on
      investments and written options........       (3,051)
                                                 ---------
    Change in net assets from operations.....    $  (6,928)
                                                 =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX-MONTH PERIOD       YEAR ENDED
                                                              ENDED JUNE 30, 2006    DECEMBER 31,
                                                                  (UNAUDITED)            2005
                                                              -------------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $   (3,877)        $   (15,448)
  Net realized gain (loss) on investments and written
    options.................................................        (119,426)            (15,057)
  Change in unrealized appreciation/depreciation on
    investments and written options.........................         116,375             158,720
                                                                  ----------         -----------
    Change in assets from operations........................          (6,928)            128,215
                                                                  ----------         -----------
Capital transactions:
  Received from shares sold.................................       1,440,093           4,801,051
  Paid for shares redeemed..................................        (538,631)         (2,747,807)
                                                                  ----------         -----------
    Change in net assets from capital transactions..........         901,462           2,053,244
                                                                  ----------         -----------
      Change in net assets..................................         894,534           2,181,459
NET ASSETS:
  Beginning of period.......................................       4,152,117           1,970,658
                                                                  ----------         -----------
  End of period.............................................      $5,046,651         $ 4,152,117
                                                                  ==========         ===========
  Accumulated net investment loss...........................      $   (3,877)        $        --
                                                                  ==========         ===========

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD        YEAR ENDED         FOR THE PERIOD
                                                              ENDED JUNE 30, 2006     DECEMBER 31,      FROM MAY 1, 2004*
                                                                  (UNAUDITED)             2005         TO DECEMBER 31, 2004
                                                              -------------------     ------------     --------------------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $11.07               $10.75               $10.00
Operations:
  Net investment loss.......................................         (0.01)               (0.04)               (0.03)
  Net realized and unrealized gain (loss) on investments and
    written options.........................................          0.02                 0.36                 0.78
                                                                    ------               ------               ------
      Total from operations.................................          0.01                 0.32                 0.75
                                                                    ------               ------               ------
Net asset value, end of period..............................        $11.08               $11.07               $10.75
                                                                    ======               ======               ======
Total return................................................          0.09%(b)             2.98%                7.50%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $  5.0               $  4.2               $  2.0
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by adviser:
      Expenses..............................................          1.56%(a)             1.60%                1.49%(a)
      Net investment loss...................................         (0.16)%(a)           (0.48)%              (0.53)%(a)
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by adviser:
      Expenses..............................................          1.56%(a)             1.67%                2.91%(a)
    Portfolio turnover rate.................................            54%                 158%                  70%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

*  Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO

 OBJECTIVE

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

Since inception (11/2/05)                   2.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Target VIP Portfolio returned 0.00% versus 3.05% for the current benchmark, the S&P 1500 Supercomposite Index.

The top performing stocks were the following: TETRA Technologies, Inc. up 78.8%, Garmin Ltd. up 54.2%, Intevac, Inc. up 49.3%, Encore Wire Corp. up 47.6% and Crosstex Energy, Inc. up 47.0%. The worst performing stocks were the following:
Sigma Designs, Inc. down 40.4%, Intergraph Corp. down 38.7%, Jos. A. Bank Clothiers, Inc. down 34.5%, Tarragon Corp. down 33.8% and UnitedHealth Group, Inc. down 28.5%.(1)

The first half of 2006 was a tale of two quarters. The S&P 1500 Supercomposite Index got off to a great start in the first quarter, up 4.85%, due in part to the prevailing sentiment that the Fed was close to wrapping up its rate hikes. In the second quarter, it became apparent that the Fed was not done tightening rates. Inflation fears, which had been mostly subdued, ignited somewhat around mid-May when investors saw that the core-CPI rate (ex food & energy) had edged higher to 2.3%. The Fed prefers that it be 2.0% or less. As a result, volatility in the market picked up and the index posted a decline of 1.71% in the second quarter. The Fed has raised the fed funds rate 17 times for a total of 4.25 percentage points. The fed funds rate stands at 5.25%. In our opinion, this is nothing to fear. The last two times the Fed tightened rates, 1994-1995 and 1999-2000, it took the fed funds rate up to 6.0% and 6.5%, respectively. Despite the rate hikes, the U.S. enjoyed a record 10-year economic expansion from March 31, 1991, to March 31, 2001.

Some of the volatility in the market may have to do with the length of the current bull market. As of June 30, 2006, the S&P 500 Index had posted its second-longest streak (833 trading days) without a 10% correction, according to USA TODAY. A couple of weeks into June, the index was off 8% from its May 5th high (1325.76) for the year, but has since bounced back. The longest streak lasted 1,767 trading days and ended on October 7, 1997, according to Ned Davis Research. One of the reasons cited for why the index has not experienced a correction is that large-cap stocks are not overvalued.

Technology stocks, which the Target VIP Portfolio over-weights, had a disappointing showing in the second quarter despite the upbeat news from the semiconductor industry. Microsoft Corp.'s announcement in March that it would delay the launch of Windows Vista until 2007 helped turn investor sentiment against tech stocks. Tech stocks had posted a 4.2% gain in the first quarter, as measured by the S&P Information Technology Index, only to follow it with a 9.62% drop in the second quarter. The Semiconductor Industry Association (SIA) upwardly revised its sales forecast for 2006 due to the strong demand for consumer electronics products. Its sales estimate for 2006 increased from a 7.9% ($245 billion) gain to a gain of 9.8% ($249.6 billion). The SIA believes chip sales will grow by 11.0% in 2007 and 12.0% in 2008. Semiconductor sales are a good barometer for the tech sector.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to rise 11.9% in the third quarter of 2006 and 6.8% in the fourth quarter of 2006.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                              TARGET VIP PORTFOLIO
                                                                           (COMMENCED OPERATIONS ON     S&P 1500 SUPERCOMPOSITE
                                                                               NOVEMBER 2, 2005)                  INDEX
                                                                           ------------------------      -----------------------
11/02/05                                                                              10000                       10000
12/05                                                                                 10140                       10316
06/06                                                                                 10140                       10650

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.
 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               98.9
Repurchase Agreements
  Less Net Liabilities                           1.1
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                     % of Net Assets
 1.  Google, Inc. Class A                        4.1
 2.  Amgen, Inc.                                 3.6
 3.  Exxon Mobil Corp.                           3.6
 4.  Apple Computer, Inc.                        3.4
 5.  Motorola, Inc.                              3.4
 6.  Citigroup, Inc.                             3.3
 7.  The Procter & Gamble Co.                    3.1
 8.  International Business
     Machines Corp.                              3.1
 9.  Intel Corp.                                 2.5
10.  Texas Instruments, Inc.                     1.9

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    24.9
      Energy                                                                    18.9
      Financials                                                                13.4
      Health Care                                                               11.2
      Consumer Discretionary                                                     7.2
      Industrials                                                                6.4
      Consumer Staples                                                           6.2
      Telecommunication Services                                                 6.0
      Utilities                                                                  4.3
      Materials                                                                  0.4
                                                                     ---------------
                                                                                98.9
                                                                     ===============

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                    FAIR
COMMON STOCKS - 98.9%                   SHARES     VALUE
-----------------------------------------------------------
CONSUMER DISCRETIONARY - 7.2%
AUTO COMPONENTS - 0.9%
Drew Industries, Inc. (a).............    593    $   19,213
LKQ Corp. (a).........................  1,421        26,999
                                                 ----------
                                                     46,212
                                                 ----------
AUTOMOBILES - 0.9%
Harley-Davidson, Inc. ................    800        43,912
                                                 ----------
HOTELS, RESTAURANTS & LEISURE - 1.0%
Darden Restaurants, Inc. .............    434        17,100
Papa John's International, Inc. (a)...    942        31,274
                                                 ----------
                                                     48,374
                                                 ----------
HOUSEHOLD DURABLES - 0.8%
Garmin Ltd. ..........................    252        26,571
Tarragon Corp. .......................    802        11,108
                                                 ----------
                                                     37,679
                                                 ----------
MULTILINE RETAIL - 0.6%
Nordstrom, Inc. ......................    784        28,616
                                                 ----------
SPECIALTY RETAIL - 2.6%
Dress Barn, Inc. (a)..................    459        11,636
Guess ?, Inc. (a).....................    250        10,437
Hibbett Sporting Goods, Inc. (a)......    992        23,709
Jos. A Bank Clothiers, Inc. (a).......    482        11,549
Select Comfort Corp. (a)..............  1,513        34,753
The Pantry Inc. (a)...................    626        36,020
                                                 ----------
                                                    128,104
                                                 ----------
TEXTILES, APPAREL & LUXURY GOODS -0.4%
Steven Madden Ltd. ...................    589        17,446
                                                 ----------
TOTAL CONSUMER DISCRETIONARY..........              350,343
                                                 ----------
CONSUMER STAPLES - 6.2%
BEVERAGES - 2.6%
Diageo PLC - ADR......................    908        61,335
PepsiCo, Inc. ........................  1,066        64,003
                                                 ----------
                                                    125,338
                                                 ----------
HOUSEHOLD PRODUCTS - 3.6%
Colgate-Palmolive Co. ................    330        19,767
The Clorox Co. .......................     95         5,792
The Procter & Gamble Co. .............  2,726       151,566
                                                 ----------
                                                    177,125
                                                 ----------
TOTAL CONSUMER STAPLES................              302,463
                                                 ----------
ENERGY - 18.9%
ENERGY EQUIPMENT & SERVICES - 5.3%
Atwood Oceanics, Inc. (a).............    880        43,648
BJ Services Co. ......................  1,499        55,853
Helix Energy Solutions Group, Inc.
  (a).................................    261        10,534
Hornbeck Offshore Services, Inc.
  (a).................................    786        27,919
Patterson-UTI Energy, Inc. ...........    404        11,437
TETRA Technologies, Inc. (a)..........  2,002        60,641
Veritas DGC, Inc. (a).................    975        50,290
                                                 ----------
                                                    260,322
                                                 ----------

                                                    FAIR
COMMON STOCKS - 98.9%                   SHARES     VALUE
-----------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 13.6%
Atlas America, Inc. (a)...............    573    $   25,676
Chesapeake Energy Corp. ..............  1,212        36,663
Crosstex Energy, Inc. ................    361        34,324
Edge Petroleum Corp. (a)..............    494         9,870
ENI SpA - ADR.........................    957        56,224
EOG Resources, Inc. ..................  1,116        77,383
Exxon Mobil Corp. ....................  2,830       173,621
KCS Energy, Inc. (a)..................  1,426        42,352
Occidental Petroleum Corp. ...........    504        51,685
Peabody Energy Corp. .................    885        49,339
Petroquest Energy, Inc. (a)...........  1,325        16,271
Southwestern Energy Co. (a)...........    563        17,543
Western Gas Resources, Inc. ..........    252        15,082
XTO Energy, Inc. .....................  1,215        53,788
                                                 ----------
                                                    659,821
                                                 ----------
TOTAL ENERGY..........................              920,143
                                                 ----------
FINANCIALS - 13.4%
CAPITAL MARKETS - 0.3%
TradeStation Group, Inc. (a)..........  1,215        15,394
                                                 ----------
COMMERCIAL BANKS - 4.8%
ABN AMRO Holding NV - ADR.............  2,010        54,994
Barclays PLC - ADR....................  1,257        57,545
HSBC Holdings PLC - ADR...............    657        58,046
Lloyds TSB Group Plc - ADR............  1,566        61,810
                                                 ----------
                                                    232,395
                                                 ----------
DIVERSIFIED FINANCIAL SERVICES - 5.7%
Citigroup, Inc. ......................  3,279       158,179
ING Groep NV - ADR....................  1,506        59,216
Moody's Corp. ........................  1,092        59,470
                                                 ----------
                                                    276,865
                                                 ----------
INSURANCE - 2.6%
Argonaut Group, Inc. (a)..............    846        25,414
Safeco Corp. .........................    451        25,414
The Progressive Corp. ................  2,905        74,688
                                                 ----------
                                                    125,516
                                                 ----------
TOTAL FINANCIALS......................              650,170
                                                 ----------
HEALTH CARE - 11.2%
BIOTECHNOLOGY - 5.4%
Amgen, Inc. (a).......................  2,701       176,186
Gilead Sciences, Inc. (a).............  1,493        88,326
                                                 ----------
                                                    264,512
                                                 ----------
HEALTH CARE EQUIPMENT & SUPPLIES -0.7%
ICU Medical, Inc. (a).................    391        16,516
Meridian Bioscience, Inc. ............    735        18,338
                                                 ----------
                                                     34,854
                                                 ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                    FAIR
COMMON STOCKS - 98.9%                   SHARES     VALUE
-----------------------------------------------------------
HEALTH CARE PROVIDERS &
  SERVICES - 3.5%
Express Scripts, Inc. (a).............    961    $   68,942
HealthExtras, Inc. (a)................  1,103        33,333
Horizon Health Corp. (a)..............    417         8,707
UnitedHealth Group, Inc. .............  1,256        56,244
                                                 ----------
                                                    167,226
                                                 ----------
HEALTH CARE TECHNOLOGY - 0.4%
Cerner Corp. (a)......................    258         9,574
Vital Images, Inc. (a)................    354         8,744
                                                 ----------
                                                     18,318
                                                 ----------
PHARMACEUTICALS - 1.2%
Biovail Corp. ........................    522        12,220
Teva Pharmaceutical Industries,
  Ltd. - ADR..........................  1,470        46,437
                                                 ----------
                                                     58,657
                                                 ----------
TOTAL HEALTH CARE.....................              543,567
                                                 ----------
INDUSTRIALS - 6.4%
AEROSPACE & DEFENSE - 0.9%
AAR Corp. (a).........................    941        20,918
Ceradyne, Inc. (a)....................    196         9,700
Rockwell Collins, Inc. ...............    207        11,565
                                                 ----------
                                                     42,183
                                                 ----------
AIR FREIGHT & LOGISTICS - 0.4%
C.H. Robinson Worldwide, Inc. ........    389        20,734
                                                 ----------
AIRLINES - 0.1%
World Air Holdings, Inc. (a)..........    673         5,781
                                                 ----------
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Healthcare Services Group, Inc. ......    758        15,880
                                                 ----------
CONSTRUCTION & ENGINEERING - 1.2%
EMCOR Group, Inc. (a).................    880        42,829
McDermott International, Inc. (a).....    359        16,324
                                                 ----------
                                                     59,153
                                                 ----------
ELECTRICAL EQUIPMENT - 1.0%
Encore Wire Corp. (a).................    640        23,002
Rockwell Automation, Inc. ............    210        15,122
The Lamson & Sessions Co. (a).........    329         9,330
                                                 ----------
                                                     47,454
                                                 ----------
INDUSTRIAL CONGLOMERATES - 1.5%
3M Co. ...............................    906        73,178
                                                 ----------
MACHINERY - 0.5%
Columbus McKinnon Corp. (a)...........    399         8,674
Gehl Co. (a)..........................    345         8,808
JLG Industries, Inc. .................    370         8,325
                                                 ----------
                                                     25,807
                                                 ----------
TRADING COMPANIES & DISTRIBUTORS -0.5%
Fastenal Co. .........................    349        14,061
Watsco, Inc. .........................    147         8,794
                                                 ----------
                                                     22,855
                                                 ----------
TOTAL INDUSTRIALS.....................              313,025
                                                 ----------

                                                    FAIR
COMMON STOCKS - 98.9%                   SHARES     VALUE
-----------------------------------------------------------
INFORMATION TECHNOLOGY - 24.9%
COMMUNICATIONS EQUIPMENT - 3.4%
Motorola, Inc. .......................  8,280    $  166,842
                                                 ----------
COMPUTERS & PERIPHERALS - 7.7%
Apple Computer, Inc. (a)..............  2,927       167,629
Intergraph Corp. (a)..................    171         5,385
International Business Machines
  Corp. ..............................  1,932       148,416
SanDisk Corp. (a).....................  1,066        54,345
                                                 ----------
                                                    375,775
                                                 ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 1.0%
Brightpoint, Inc. (a).................    575         7,763
Itron, Inc. (a).......................    690        40,889
                                                 ----------
                                                     48,652
                                                 ----------
INTERNET SOFTWARE & SERVICES - 5.0%
Digital Insight Corp. (a).............    957        32,815
eCollege.com, Inc. (a)................    626        13,234
Google, Inc. Class A (a)..............    470       197,085
                                                 ----------
                                                    243,134
                                                 ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 6.5%
Intel Corp. ..........................  6,351       120,669
Intevac, Inc. (a).....................    603        13,073
Lam Research Corp. (a)................    315        14,717
National Semiconductor Corp. .........    634        15,121
NVIDIA Corp. (a)......................  1,970        41,941
Sigma Designs, Inc. (a)...............    591         5,573
Standard Microsystems Corp. (a).......    592        12,924
Texas Instruments, Inc. ..............  2,986        90,446
                                                 ----------
                                                    314,464
                                                 ----------
SOFTWARE - 1.3%
Ansoft Corp. (a)......................    669        13,701
Autodesk, Inc. (a)....................    532        18,333
Intuit, Inc. (a)......................    322        19,494
Ultimate Software Group, Inc. (a).....    670        12,837
                                                 ----------
                                                     64,365
                                                 ----------
TOTAL INFORMATION TECHNOLOGY..........            1,213,232
                                                 ----------
MATERIALS - 0.4%
METALS & MINING - 0.4%
Ryerson Tull, Inc. ...................    715        19,305
                                                 ----------
TOTAL MATERIALS.......................               19,305
                                                 ----------
TELECOMMUNICATION SERVICES - 6.0%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 4.5%
BT Group plc - ADR....................  1,383        61,253
Deutsche Telekom AG - ADR.............  3,181        51,023
Telecom Italia SpA - ADR..............  1,804        50,368
Telefonica SA - ADR...................  1,172        58,295
                                                 ----------
                                                    220,939
                                                 ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                    FAIR
COMMON STOCKS - 98.9%                   SHARES     VALUE
-----------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES - 1.5%
NII Holdings, Inc. (a)................    350    $   19,733
Vodafone Group PLC - ADR..............  2,452        52,228
                                                 ----------
                                                     71,961
                                                 ----------
TOTAL TELECOMMUNICATION SERVICES......              292,900
                                                 ----------
UTILITIES - 4.3%
ELECTRIC UTILITIES - 2.9%
Enel SpA - ADR........................  1,340        57,647
Exelon Corp. .........................    264        15,003
PPL Corp. ............................    151         4,877
Scottish Power PLC - ADR..............  1,405        60,612
                                                 ----------
                                                    138,139
                                                 ----------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS - 0.2%
TXU Corp. ............................    186        11,121
                                                 ----------
MULTI-UTILITIES - 1.2%
National Grid Transco PLC - ADR.......  1,085        58,655
                                                 ----------
TOTAL UTILITIES.......................              207,915
                                                 ----------
TOTAL COMMON STOCKS
  (COST $4,879,446)...................           $4,813,063
                                                 ----------

                                          FACE        FAIR
REPURCHASE AGREEMENTS - 5.2%             AMOUNT      VALUE
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006...........  $251,000   $  251,000
                                                   ----------
 Repurchase price $251,086
 Collateralized by:
  Federal Home Loan Mortgage Corp.
  Gold Pool #G01505
  5.000%, 01/01/2033
  Fair Value: $74,073
  Federal Home Loan Mortgage Corp.
  Gold Pool #G11440
  4.000%, 08/01/2018
  Fair Value: $2,614
  Federal Home Loan Mortgage Corp.
  Gold Pool #E99430
  4.500%, 09/01/2018
  Fair Value: $4,207
  Federal National Mortgage
  Association Pool #555611
  4.500%, 07/01/2018
  Fair Value: $37,067
  Federal Home Loan Mortgage Corp.
  Series #2903-BA
  4.500%, 01/15/2018
  Fair Value: $138,043
TOTAL REPURCHASE AGREEMENTS
  (COST $251,000).....................             $  251,000
                                                   ----------
TOTAL INVESTMENTS - 104.1%
  (COST $5,130,446) (B)...............             $5,064,063
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (4.1)%...............               (199,573)
                                                   ----------
TOTAL NET ASSETS - 100.0%.............             $4,864,490
                                                   ==========

--------------------------------------------------------------------------------
Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

  (a) Non Income Producing.

  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $5,130,446).......................  $ 5,064,063
  Cash......................................          173
  Receivable for fund shares sold...........        5,108
  Receivable from adviser...................          107
  Dividends and accrued interest
    receivable..............................        4,495
                                              -----------
    Total assets............................    5,073,946
                                              -----------
Liabilities:
  Payable for securities purchased..........      198,747
  Payable for investment management
    services................................        2,177
  Accrued custody expense...................        1,794
  Accrued professional fees.................        5,080
  Accrued accounting fees...................        1,466
  Accrued printing and filing fees..........          192
                                              -----------
    Total liabilities.......................      209,456
                                              -----------
Net assets..................................  $ 4,864,490
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   479,686
  Paid-in capital in excess of par value....    4,432,162
  Accumulated net realized gain on
    investments.............................        2,837
  Net unrealized depreciation on
    investments.............................      (66,383)
  Undistributed net investment income.......       16,188
                                              -----------
Net assets..................................  $ 4,864,490
                                              ===========
Shares outstanding..........................      479,686
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     10.14
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest.....................................  $  2,639
  Dividends (net of withholding tax of
    $2,712)....................................    36,795
                                                 --------
    Total investment income....................    39,434
                                                 --------
Expenses:
  Management fees..............................     9,149
  Custodian fees...............................     7,655
  Directors' fees..............................       102
  Professional fees............................     5,719
  Accounting fees..............................     4,326
  Printing, filing and other...................        82
                                                 --------
    Total expenses.............................    27,033
                                                 --------
      Less expenses voluntarily reduced or
         reimbursed by adviser.................    (2,608)
                                                 --------
    Net expenses...............................    24,425
                                                 --------
    Net investment income......................    15,009
                                                 --------
Realized/unrealized gain (loss) on investments:
  Net realized gain (loss) on investments......     2,837
  Change in unrealized
    appreciation/depreciation on investments...   (67,500)
                                                 --------
    Net realized/unrealized gain (loss) on
      investments..............................   (64,663)
                                                 --------
    Change in net assets from operations.......  $(49,654)
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX-MONTH PERIOD            FOR THE PERIOD
                                                                 ENDED JUNE 30, 2006      FROM NOVEMBER 2, 2005*
                                                                     (UNAUDITED)           TO DECEMBER 31, 2005
                                                                 -------------------      ----------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................         $   15,009                 $    1,179
  Net realized gain (loss) on investments...................              2,837                         --
  Change in unrealized appreciation/depreciation on
    investments.............................................            (67,500)                     1,117
                                                                     ----------                 ----------
    Change in assets from operations........................            (49,654)                     2,296
                                                                     ----------                 ----------
Capital transactions:
  Received from shares sold.................................          3,513,580                  1,462,595
  Paid for shares redeemed..................................            (62,504)                    (1,823)
                                                                     ----------                 ----------
    Change in net assets from capital transactions..........          3,451,076                  1,460,772
                                                                     ----------                 ----------
      Change in net assets..................................          3,401,422                  1,463,068
NET ASSETS:
  Beginning of period.......................................          1,463,068                         --
                                                                     ----------                 ----------
  End of period.............................................         $4,864,490                 $1,463,068
                                                                     ==========                 ==========
  Undistributed net investment income.......................         $   16,188                 $    1,179
                                                                     ==========                 ==========

 FINANCIAL HIGHLIGHTS

                                                               SIX-MONTH PERIOD         FOR THE PERIOD
                                                              ENDED JUNE 30, 2006   FROM NOVEMBER 2, 2005*
                                                                  (UNAUDITED)        TO DECEMBER 31, 2005
                                                              -------------------   ----------------------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................        $10.14                  $10.00
Operations:
  Net investment income.....................................          0.03                    0.01
  Net unrealized gain (loss) on investments.................         (0.03)                   0.13
                                                                    ------                  ------
      Total from operations.................................          0.00                    0.14
                                                                    ------                  ------
Net asset value, end of period..............................        $10.14                  $10.14
                                                                    ======                  ======
Total return................................................          0.00%(b)                1.40%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................        $  4.9                  $  1.5
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by adviser:
      Expenses..............................................          1.60%(a)                1.60%(a)
      Net investment income.................................          0.98%(a)                0.74%(a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by adviser:
      Expenses..............................................          1.76%(a)                7.39%(a)
    Portfolio turnover rate.................................            41%                      0%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

*  Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO

 OBJECTIVE

The Target Equity/Income Portfolio seeks an above average total return by investing in common stocks of companies which are selected by applying separate uniquely specialized strategies.

 PERFORMANCE AS OF JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS:

Since inception (11/2/05)                  -0.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2006, the Target Equity/Income Portfolio returned (1.58%) versus 2.71% for the current benchmark, the S&P 500 Index.

The Target Equity/Income Portfolio lagged the S&P 500 Index in the first half of 2006. The top performing stocks were the following: McDermott International, Inc. up 45.6%, Marathon Oil Corp. up 35.4%, ONEOK, Inc. up 29.0%, Western Gas Resources, Inc. up 27.1% and Peabody Energy Corp. up 26.0%. The worst performing stocks were the following: Intergraph Corp. down 38.7%, Apple Computer, Inc. down 22.1%, SanDisk Corp. down 20.2%, Cerner Corp. down 19.3% and Express Scripts, Inc. down 18.0%.(1)

The first half of 2006 was a tale of two quarters. The S&P 500 got off to a great start in the first quarter, up 4.21%, due in part to the prevailing sentiment that the Fed was close to wrapping up its rate hikes. In the second quarter, it became apparent that the Fed was not done tightening rates. Inflation fears, which had been mostly subdued, ignited somewhat around mid-May when investors saw that the core-CPI rate (ex food & energy) had edged higher to 2.3%. The Fed prefers that it be 2.0% or less. As a result, volatility in the market picked up and the index posted a decline of 1.44% in the second quarter. The Fed has raised the fed funds rate 17 times for a total of 4.25 percentage points. The fed funds rate stands at 5.25%. In our opinion, this is nothing to fear. The last two times the Fed tightened rates, 1994-1995 and 1999-2000, it took the fed funds rate up to 6.0% and 6.5%, respectively. Despite the rate hikes, the U.S. enjoyed a record 10-year economic expansion from March 31, 1991 to March 31, 2001.

Some of the volatility in the market may have to do with the length of the current bull market. As of June 30, 2006, the S&P 500 Index had posted its second-longest streak (833 trading days) without a 10% correction, according to USA TODAY. A couple of weeks into June, the index was off 8% from its May 5th high (1325.76) for the year, but has since bounced back. The longest streak lasted 1,767 trading days and ended on October 7, 1997, according to Ned Davis Research. One of the reasons cited for why the index has not experienced a correction is that large-cap stocks are not overvalued.

Investors who opted to diversify into dividend-paying stocks following the passage of the Jobs & Growth Tax Relief Reconciliation Act of 2003 have enjoyed a 15% maximum tax rate on their qualified dividend distributions. They will now be able to exploit the 15% maximum rate over a longer period because Congress extended its original termination date from 2008 to 2010 this past May. Tax reform has helped boost corporate earnings as well as corporate cash holdings. For example, the non-financial companies in the S&P 500 Index held an estimated $631.5 billion in cash and equivalents at the close of June, according to S&P. Despite all of the capital spent on stock buybacks and dividend increases, that amount remains just a few ($) billion off the record high.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to rise 11.9% in the third quarter of 2006 and 6.8% in the fourth quarter of 2006.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               TARGET EQUITY/INCOME PORTFOLIO
                                                                 (COMMENCED  OPERATIONS ON
                                                                       NOVEMBER 2, 2005)                  S&P 500 INDEX
                                                               ------------------------------             -------------
11/02/05                                                                  10000.00                           10000.00
12/05                                                                     10130.00                           10314.00
06/06                                                                      9970.00                           10593.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.
 PORTFOLIO COMPOSITION AS OF JUNE 30, 2006 (1)

                                     % of Net Assets
Common Stocks (3)                               97.8
Repurchase Agreements and Other Net
  Assets                                         2.2
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 (1) (2)

                                     % of Net Assets
 1.  Motorola, Inc.                              9.6
 2.  Apple Computer, Inc.                        9.4
 3.  Marathon Oil Corp.                          3.5
 4.  EOG Resources, Inc.                         3.2
 5.  ONEOK, Inc.                                 3.2
 6.  XTO Energy, Inc.                            3.1
 7.  Peabody Energy Corp.                        2.8
 8.  FirstEnergy Corp.                           2.8
 9.  Provident Bankshares Corp.                  2.7
10.  Nicor, Inc.                                 2.7

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    23.0
      Energy                                                                    19.5
      Utilities                                                                 18.9
      Financials                                                                15.2
      Industrials                                                                5.8
      Materials                                                                  4.7
      Consumer Discretionary                                                     3.8
      Health Care                                                                3.3
      Telecommunication Services                                                 2.5
      Consumer Staples                                                           1.1
                                                                     ---------------
                                                                                97.8
                                                                     ===============

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.8%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 3.8%
HOUSEHOLD DURABLES - 2.5%
La-Z-Boy, Inc. ......................    24,852   $   347,928
                                                  -----------
SPECIALTY RETAIL - 1.3%
Dress Barn, Inc. (a).................     3,635        92,147
Guess ?, Inc. (a)....................     1,966        82,081
                                                  -----------
                                                      174,228
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........                 522,156
                                                  -----------
CONSUMER STAPLES - 1.1%
FOOD & STAPLES RETAILING - 1.1%
SUPERVALU, Inc. .....................     4,723       144,997
                                                  -----------
TOTAL CONSUMER STAPLES...............                 144,997
                                                  -----------
ENERGY - 19.5%
ENERGY EQUIPMENT & SERVICES - 2.9%
BJ Services Co. .....................     8,621       321,218
Helix Energy Solutions Group, Inc.
  (a)................................     2,077        83,828
                                                  -----------
                                                      405,046
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 16.6%
Chesapeake Energy Corp. .............     9,574       289,613
EOG Resources, Inc. .................     6,402       443,915
Marathon Oil Corp. ..................     5,720       476,476
Peabody Energy Corp. ................     6,997       390,083
Southwestern Energy Co. (a)..........     4,453       138,755
Western Gas Resources, Inc. .........     1,995       119,401
XTO Energy, Inc. ....................     9,617       425,745
                                                  -----------
                                                    2,283,988
                                                  -----------
TOTAL ENERGY.........................               2,689,034
                                                  -----------
FINANCIALS - 15.2%
COMMERCIAL BANKS - 5.0%
Comerica, Inc. ......................     6,085       316,359
Provident Bankshares Corp. ..........    10,072       366,520
                                                  -----------
                                                      682,879
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 2.7%
JPMorgan Chase & Co. ................     8,710       365,820
                                                  -----------
INSURANCE - 5.0%
Cincinnati Financial Corp. ..........     7,743       363,998
Unitrin, Inc. .......................     7,569       329,933
                                                  -----------
                                                      693,931
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 2.5%
Washington Federal, Inc. ............    15,020       348,314
                                                  -----------
TOTAL FINANCIALS.....................               2,090,944
                                                  -----------
HEALTH CARE - 3.3%
HEALTH CARE PROVIDERS &
  SERVICES - 2.0%
Express Scripts, Inc. (a)............     3,845       275,840
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.8%                   SHARES       VALUE
-------------------------------------------------------------
HEALTH CARE TECHNOLOGY - 0.6%
Cerner Corp. (a).....................     2,035   $    75,519
                                                  -----------
PHARMACEUTICALS - 0.7%
Biovail Corp. .......................     4,133        96,754
                                                  -----------
TOTAL HEALTH CARE....................                 448,113
                                                  -----------
INDUSTRIALS - 5.8%
AEROSPACE & DEFENSE - 0.6%
Ceradyne, Inc. (a)...................     1,554        76,907
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 2.3%
R.R. Donnelley & Sons Co. ...........    10,029       320,426
                                                  -----------
CONSTRUCTION & ENGINEERING - 0.9%
McDermott International, Inc. (a)....     2,825       128,453
                                                  -----------
ELECTRICAL EQUIPMENT - 0.5%
The Lamson & Sessions Co. (a)........     2,619        74,275
                                                  -----------
MACHINERY - 1.0%
Columbus McKinnon Corp. (a)..........     3,153        68,546
JLG Industries, Inc. ................     2,943        66,218
                                                  -----------
                                                      134,764
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 0.5%
Watsco, Inc. ........................     1,157        69,212
                                                  -----------
TOTAL INDUSTRIALS....................                 804,037
                                                  -----------
INFORMATION TECHNOLOGY - 23.0%
COMMUNICATIONS EQUIPMENT - 9.6%
Motorola, Inc. ......................    65,459     1,318,999
                                                  -----------
COMPUTERS & PERIPHERALS - 11.6%
Apple Computer, Inc. (a).............    22,708     1,300,487
Intergraph Corp. (a).................     1,364        42,952
SanDisk Corp. (a)....................     4,955       252,606
                                                  -----------
                                                    1,596,045
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.4%
Brightpoint, Inc. (a)................     4,536        61,236
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.4%
NVIDIA Corp. (a).....................     9,161       195,038
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........               3,171,318
                                                  -----------
MATERIALS - 4.7%
CHEMICALS - 4.7%
Lubrizol Corp. ......................     7,957       317,086
Lyondell Chemical Co. ...............    14,463       327,732
                                                  -----------
TOTAL MATERIALS......................                 644,818
                                                  -----------
TELECOMMUNICATION SERVICES - 2.5%
WIRELESS TELECOMMUNICATION
  SERVICES - 2.5%
ALLTEL Corp. ........................     5,485       350,108
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....                 350,108
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.8%                   SHARES       VALUE
-------------------------------------------------------------
UTILITIES - 18.9%
ELECTRIC UTILITIES - 7.9%
Duquesne Light Holdings, Inc. .......    20,986   $   345,010
Entergy Corp. .......................     5,042       356,721
FirstEnergy Corp. ...................     7,050       382,181
                                                  -----------
                                                    1,083,912
                                                  -----------
GAS UTILITIES - 5.9%
Nicor, Inc. .........................     8,818       365,947
ONEOK, Inc. .........................    13,003       442,622
                                                  -----------
                                                      808,569
                                                  -----------
MULTI-UTILITIES - 5.1%
Energy East Corp. ...................    15,235       364,573
SCANA Corp. .........................     8,800       339,504
                                                  -----------
                                                      704,077
                                                  -----------
TOTAL UTILITIES......................               2,596,558
                                                  -----------
TOTAL COMMON STOCKS
  (COST $13,940,446).................             $13,462,083
                                                  -----------

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 1.8%            AMOUNT       VALUE
-------------------------------------------------------------
U.S. Bank 4.100% 07/03/2006..........  $254,000   $   254,000
                                                  -----------
 Repurchase price $254,087
 Collateralized by:
  Federal Home Loan Mortgage Corp.
  Gold Pool #G01505
  5.000%, 01/01/2033
  Fair Value: $74,958
  Federal Home Loan Mortgage Corp.
  Gold Pool #G11440
  4.000%, 08/01/2018
  Fair Value: $2,645
  Federal Home Loan Mortgage Corp.
  Gold Pool #E99430
  4.500%, 09/01/2018
  Fair Value: $4,257
  Federal National Mortgage
  Association Pool #555611
  4.500%, 07/01/2018
  Fair Value: $37,510
  Federal Home Loan Mortgage Corp.
  Series #2903-BA
  4.500%, 01/15/2018
  Fair Value: $139,693
TOTAL REPURCHASE AGREEMENTS
  (COST $254,000)....................             $   254,000
                                                  -----------
TOTAL INVESTMENTS - 99.6%
  (COST $14,194,446) (B).............             $13,716,083
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.4%.................                  53,838
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $13,769,921
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
  (a)  Non Income Producing.
  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2006 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $14,194,446)......................  $13,716,083
  Cash......................................          944
  Receivable for fund shares sold...........       40,726
  Dividends and accrued interest
    receivable..............................       28,095
                                              -----------
    Total assets............................   13,785,848
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........            9
  Payable for investment management
    services................................        6,251
  Accrued custody expense...................        2,822
  Accrued professional fees.................        5,086
  Accrued accounting fees...................        1,429
  Accrued printing and filing fees..........          330
                                              -----------
    Total liabilities.......................       15,927
                                              -----------
Net assets..................................  $13,769,921
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,381,111
  Paid-in capital in excess of par value....   12,730,088
  Accumulated net realized gain on
    investments.............................       70,452
  Net unrealized depreciation on
    investments.............................     (478,363)
  Undistributed net investment income.......       66,633
                                              -----------
Net assets..................................  $13,769,921
                                              ===========
Shares outstanding..........................    1,381,111
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $      9.97
                                              ===========

 STATEMENT OF OPERATIONS

                        For the Six-Month Period Ended June 30, 2006 (Unaudited)

Investment income:
  Interest....................................  $   6,531
  Dividends (net of withholding tax of
    $113).....................................    103,371
                                                ---------
    Total investment income...................    109,902
                                                ---------
Expenses:
  Management fees.............................     26,870
  Custodian fees..............................     10,185
  Directors' fees.............................        297
  Professional fees...........................      5,773
  Accounting fees.............................      4,385
  Printing, filing and other..................        356
                                                ---------
    Total expenses............................     47,866
                                                ---------
    Net investment income.....................     62,036
                                                ---------
Realized/unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments.....     70,452
  Change in unrealized
    appreciation/depreciation on
    investments...............................   (491,584)
                                                ---------
    Net realized/unrealized gain (loss) on
      investments.............................   (421,132)
                                                ---------
    Change in net assets from operations......  $(359,096)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX-MONTH PERIOD           FOR THE PERIOD
                                                                 ENDED JUNE 30, 2006     FROM NOVEMBER 2, 2005*
                                                                     (UNAUDITED)          TO DECEMBER 31, 2005
                                                                 -------------------     -----------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................         $    62,036               $    4,597
  Net realized gain (loss) on investments...................              70,452                       --
  Change in unrealized appreciation/depreciation on
    investments.............................................            (491,584)                  13,221
                                                                     -----------               ----------
    Change in assets from operations........................            (359,096)                  17,818
                                                                     -----------               ----------
Capital transactions:
  Received from shares sold.................................          11,549,035                3,550,794
  Paid for shares redeemed..................................            (984,518)                  (4,112)
                                                                     -----------               ----------
    Change in net assets from capital transactions..........          10,564,517                3,546,682
                                                                     -----------               ----------
      Change in net assets..................................          10,205,421                3,564,500
NET ASSETS:
  Beginning of period.......................................           3,564,500                       --
                                                                     -----------               ----------
  End of period.............................................         $13,769,921               $3,564,500
                                                                     ===========               ==========
  Undistributed net investment income.......................         $    66,633               $    4,597
                                                                     ===========               ==========

 FINANCIAL HIGHLIGHTS

                                                                  SIX-MONTH PERIOD           FOR THE PERIOD
                                                                 ENDED JUNE 30, 2006     FROM NOVEMBER 2, 2005*
                                                                     (UNAUDITED)          TO DECEMBER 31, 2005
                                                                 -------------------     ----------------------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period........................           $10.13                    $10.00
Operations:
  Net investment income.....................................             0.04                      0.01
  Net unrealized gain (loss) on investments.................            (0.20)                     0.12
                                                                       ------                    ------
      Total from operations.................................            (0.16)                     0.13
                                                                       ------                    ------
Net asset value, end of period..............................           $ 9.97                    $10.13
                                                                       ======                    ======
Total return................................................            (1.58)%(b)                 1.30%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................           $ 13.8                    $  3.6
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by adviser:
      Expenses..............................................             1.06%(a)                  1.60%(a)
      Net investment income.................................             1.38%(a)                  1.22%(a)
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by adviser:
      Expenses..............................................             1.06%(a)                  3.38%(a)
    Portfolio turnover rate.................................               45%                        0%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

   Ohio National Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund consists of twenty three separate investment portfolios (the "Portfolios") that seek the following objectives:

   - Equity Portfolio -- Long-term growth of capital by investing primarily in common stocks or other equity securities.

   - Money Market Portfolio -- Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

   - Omni Portfolio -- High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- Total return on assets by investing primarily in equity securities of foreign companies.

   - Capital Appreciation Portfolio -- Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

   - Millennium Portfolio (formerly the Discovery Portfolio) -- Maximum capital growth by investing primarily in common stocks of small sized companies.

   - International Small Company Portfolio -- Long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less.

   - Aggressive Growth Portfolio -- Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

   - Small Cap Growth Portfolio -- Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

   - Mid Cap Opportunity Portfolio -- Long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- Total return that approximates that of the Standard & Poor's 500 Index.

   - Blue Chip Portfolio -- Growth of capital and income by investing primarily in securities of high quality companies.

   - High Income Bond Portfolio -- High current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by Standard & Poor's or Fitch.

   - Capital Growth Portfolio -- Long-term capital appreciation by investing in and actively managing equity securities in small cap growth companies.

   - Nasdaq-100 Index Portfolio -- Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike the other Portfolios of the Fund, the Nasdaq-100 Index Portfolio is a NON-DIVERSIFIED portfolio.

   - Bristol Portfolio -- Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

   - Bryton Growth Portfolio -- Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

   - U.S. Equity Portfolio -- Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Balanced Portfolio -- Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

   - Covered Call Portfolio -- Modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

   - Target VIP Portfolio -- Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

   - Target Equity/Income Portfolio -- Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

   Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information ("SAI") of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100 Index Portfolio, is classified as a diversified fund.

   At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLIC"), Ohio National Life Assurance Corporation ("ONLAC"), and National Security Life and Annuity Company ("NSLA") to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

   Interest in each Portfolio is represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. Each share of a Portfolio may participate equally in the Portfolio's dividends, distributions, net assets, and voting matters.

   The Fund is authorized to issue 350 million of its capital shares, of which 340 million have been allocated to specific Portfolios of the Fund. 30 million shares are allocated to each of the Equity, Money Market, International, and S&P 500 Index Portfolios, 20 million shares are allocated to each of the Bond, Omni and Capital Appreciation Portfolios, and 10 million shares are allocated to each of the other Portfolios. The Fund's Board of Directors (the "Board") periodically reallocates total authorized shares to various Portfolios of the Fund as deemed necessary.

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION

   Investments are valued using pricing procedures approved by the Board.

   All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the money market component of the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   have no maturities greater than one year, such money market component of the Omni Portfolio will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the fair value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolios would receive if a security were sold.

   Investments, other than those securities aforementioned, are valued as follows:

     Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the daily closing price on the exchange on which each security is principally traded. Option securities are currently valued on a composite price basis. Over-the-counter domestic equity securities are valued at the last sale price reported daily as of 4:00 pm Eastern Time. If, on a particular day, a domestic equity security is not traded, the mean between the bid and ask prices reported at 4:00 pm Eastern Time will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

     Fixed income securities with a remaining maturity exceeding sixty days, other than U.S. Government and agency securities, are valued using specific market quotations or a matrix method provided by independent pricing services approved by the Board. If such information is unavailable, the mean between the daily close bid and ask prices is used. U.S. Government and agency securities are valued at the mean between the daily close bid and ask prices.

     Repurchase agreements are valued at original cost.

     Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund's Pricing Committee under the supervision of the Board.

     Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and the ask quotes at daily close, or the last sale price when appropriate. Non-traded foreign equity securities are priced on last trades or at the mean value between the daily close bid and ask quotes where readily available. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

     Securities that are primarily traded on foreign exchanges are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be considered in performing this valuation, including an issue's local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, NY registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by the management of the Fund as well as the Fund's Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

   The differences between the aggregate cost and fair market values of investments are reflected as unrealized appreciation or unrealized depreciation.

   FOREIGN SECURITIES AND CURRENCY

   The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions. Events

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   that could impact the exchange rates may occur between the time at which the exchange rates are determined and the time the Portfolios' net assets are valued. For those Portfolios holding foreign investments, the computation of the respective net asset value would not include the impact of such events. If such events are detected and are determined to materially affect the currency exchange rates during such time period, the securities are valued at their estimated fair value as determined in good faith by the Fund's Pricing Committee under the supervision of the Board.

   The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

   All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

   OPTIONS

   Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio's total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500 Index and Covered Call Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with the Portfolios' stated investment objectives. Options are recorded at fair value, and the related realized and unrealized gains and losses are included in the Statements of Operations, if any. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

   FUTURES CONTRACTS

   Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as "variation margin", are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The S&P 500 Index Portfolio may purchase or sell stock index futures contracts, and options thereon, and the Nasdaq-100 Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index in accordance with their stated investment objectives.

   FOREIGN CURRENCY CONTRACTS, FUTURES, AND OPTIONS

   In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures, generally. A forward contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. The use of foreign currency hedging transactions might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and do not eliminate fluctuations in the prices of other securities.

   REPURCHASE AGREEMENTS

   The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). The Fund only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund through its custodian.

   RESTRICTED AND ILLIQUID SECURITIES

   Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 ("the 1933 Act") or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to section 4(2) of the 1933 Act which exempts an issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and 4(2) securities could have the effect of decreasing the liquidity of the Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

   Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

   BORROWING AND SECURITIES LENDING

   Certain Portfolios in the Fund are allowed to borrow for investment purposes. Borrowing would generally be unsecured, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowing was conducted by the Fund during the six-month period ended June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable and allows for all interest and dividend payments; and the aggregate value of securities loaned does not exceed one third of the total assets. There were no Fund securities lent during the six-month period ended June 30, 2006.

   INVESTMENT TRANSACTIONS AND RELATED INCOME

   For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, certain differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   DISTRIBUTIONS TO SHAREHOLDERS AND FEDERAL TAXES

   Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund has the intent to comply with tax provisions pertaining to regulated investment companies and makes distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

   The character of income and realized gains distributed are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets; temporary differences do not require reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains for tax purposes are reported as return of capital distributions.

   EXPENSE ALLOCATION

   Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

   FOREIGN WITHHOLDING TAXES

   Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

(3) RELATED PARTY AND OTHER TRANSACTIONS

   The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund's Board. This agreement is renewed annually upon the approval by the Board. Typically, contract renewals are approved by the Board in the meeting held subsequent to the close of the second calendar year quarter.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   As compensation for its services, ONI receives from the Fund annual fees on the basis of each Portfolio's average daily net assets. Effective May 1, 2005, advisory fees have been charged to the Portfolios according to the following schedule:

EQUITY
0.80% of first $500 million
0.75% of next $500 million
0.70% over $1 billion

BOND
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

INTERNATIONAL
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million

MILLENNIUM
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million

AGGRESSIVE GROWTH
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million

MID CAP OPPORTUNITY
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million

BLUE CHIP
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million

CAPITAL GROWTH
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million

BRISTOL
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

U.S. EQUITY
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

BALANCED
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

MONEY MARKET*
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion

OMNI
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

CAPITAL APPRECIATION
0.80% of first $100 million
0.75% on next $300 million
0.65% of next $600 million
0.60% over $1 billion

INTERNATIONAL SMALL COMPANY
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million

SMALL CAP GROWTH
0.95% of first $100 million
0.90% of next $50 million
0.80% of next $150 million
0.75% over $300 million

S&P 500 INDEX
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

HIGH INCOME BOND
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million

NASDAQ-100 INDEX
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

BRYTON GROWTH
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million

COVERED CALL
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TARGET VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

TARGET EQUITY/INCOME
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

   * For the six-month period ended June 30, 2006, ONI waived advisory fees in excess of the following amounts:

      Money Market                           0.25% of average daily net assets

        Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods.

        If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2006 would have been higher than the net expenses reflected in the financial statements.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for the Capital Appreciation, Millennium, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Blue Chip, High Income Bond, International, International Small Company, Equity, Omni, Bristol, Bryton Growth, U.S. Equity, Balanced, Covered Call, Target VIP, and Target Equity/Income Portfolios subject to the approval of the Board. ONI has entered into Sub-Advisory Agreements with Jennison Associates LLC ("Jennison"), Neuberger Berman Management, Inc. ("Neuberger"), Janus Capital Management LLC ("Janus"), RS Investment Management, L.P. ("RSIM"), Eagle Asset Management, Inc. ("Eagle"), Federated Equity Management Company of Pennsylvania ("Federated Equity"), Federated Investment Management Company ("Federated Investment"), Federated Global Investment Management Corp. ("Federated Global"), Legg Mason Capital Management, Inc. ("Legg Mason"), Suffolk Capital Management, LLC ("Suffolk"), ICON Advisers, Inc. ("ICON"), and First Trust Advisors L.P. ("First Trust"), to manage the investment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, the sub-advisers receive from ONI an sub-advisory fee on the basis of each of the aforementioned Portfolio's average daily net assets according to the following schedule:

EQUITY (LEGG MASON)
0.45% of first $500 million
0.40% over $500 million
INTERNATIONAL (FEDERATED GLOBAL)
0.40% of first $200 million
0.35% over $200 million

CAPITAL APPRECIATION (JENNISON)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion

AGGRESSIVE GROWTH (JANUS)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million

MID CAP OPPORTUNITY (RSIM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million

HIGH INCOME BOND (FEDERATED INVESTMENT)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

BRISTOL (SUFFOLK)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

OMNI (SUFFOLK)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

MILLENNIUM (NEUBERGER)**
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million

INTERNATIONAL SMALL COMPANY (FEDERATED GLOBAL)
0.75% of first $100 million
0.65% over $100 million

SMALL CAP GROWTH (JANUS)
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million

BLUE CHIP (FEDERATED EQUITY)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

CAPITAL GROWTH (EAGLE)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

U.S. EQUITY AND BALANCED (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million

TARGET VIP AND TARGET EQUITY/INCOME (FIRST TRUST)
0.35% of first $500 million
0.25% over $500 million

BRYTON GROWTH (SUFFOLK)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million

COVERED CALL (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million

    ** Effective May 18, 2006, ONI executed a sub-advisory agreement with
       Neuberger to replace Founders Asset Management LLC ("Founders") as sub-adviser for the Millennium Portfolio. In connection with the change in sub-adviser, the name of the Portfolio was changed from Discovery to Millennium.

   Suffolk, the sub-adviser for the Omni, Bristol, and Bryton Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 81% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2006 and fees paid to Suffolk are an expense of ONI, not of the Fund.

   Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed approximately one quarter of one percent of the average daily net assets, ONI shall reimburse the Portfolio for such excess expenses. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. Expenses reimbursed by ONI for the six-month period ended June 30, 2006 were as follows:

      Target VIP............................................  $2,608

        If ONI did not agree to reimburse these expenses, the total expenses incurred by the Target VIP Portfolio would have been higher than the net expenses that are reflected in the financial statements for the six-month period ended June 30, 2006. The expenses reimbursed are not subject to recoupment in subsequent fiscal periods. As noted above, the Investment Advisory Agreement is subject to renewal on an annual basis.

   Each director who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is currently paid a quarterly retainer fee of $5,000, $1,500 for each Board meeting attended, and $500 for each Board committee or independent directors meetings attended. The lead independent director of the Board receives an additional $1,250 per Board meeting attended. During the six-month period ended June 30, 2006, compensation of these directors by the Fund totaled $63,000.

   Under a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

   U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small Company Portfolios. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six-month period ended June 30, 2006 and the year ended December 31, 2005 were as follows:

                                                      EQUITY                     MONEY MARKET                     BOND
                                             -------------------------    --------------------------    -------------------------
                                              SIX-MONTH                    SIX-MONTH                     SIX-MONTH
                                             PERIOD ENDED                 PERIOD ENDED                  PERIOD ENDED
                                               06/30/06     YEAR ENDED      06/30/06     YEAR ENDED       06/30/06     YEAR ENDED
                                             (UNAUDITED)     12/31/05     (UNAUDITED)     12/31/05      (UNAUDITED)     12/31/05
                                             ------------   ----------    ------------   -----------    ------------   ----------
      Capital shares issued on sales.......      906,937     1,701,692     11,696,223     14,180,207     2,056,389     2,910,162
      Capital shares issued on reinvested
        dividends..........................           --            --        394,000        454,046            --       465,056
      Capital shares redeemed..............   (1,314,120)   (1,431,052)    (8,526,113)   (11,775,132)     (491,448)     (792,400)
                                              ----------    ----------     ----------    -----------     ---------     ---------
      Net increase/(decrease)..............     (407,183)      270,640      3,564,110      2,859,121     1,564,941     2,582,818
                                              ==========    ==========     ==========    ===========     =========     =========

                                                       OMNI                     INTERNATIONAL             CAPITAL APPRECIATION
                                             -------------------------    --------------------------    -------------------------
                                              SIX-MONTH                    SIX-MONTH                     SIX-MONTH
                                             PERIOD ENDED                 PERIOD ENDED                  PERIOD ENDED
                                               06/30/06     YEAR ENDED      06/30/06     YEAR ENDED       06/30/06     YEAR ENDED
                                             (UNAUDITED)     12/31/05     (UNAUDITED)     12/31/05      (UNAUDITED)     12/31/05
                                             ------------   ----------    ------------   -----------    ------------   ----------
      Capital shares issued on sales.......      148,826       248,791      4,057,523      8,414,592     1,435,341     2,705,347
      Capital shares issued on reinvested
        dividends..........................           --        58,446             --          8,582            --        51,391
      Capital shares redeemed..............     (400,314)   (1,086,210)    (1,028,995)    (1,208,415)     (265,771)     (761,763)
                                              ----------    ----------     ----------    -----------     ---------     ---------
      Net increase/(decrease)..............     (251,488)     (778,973)     3,028,528      7,214,759     1,169,570     1,994,975
                                              ==========    ==========     ==========    ===========     =========     =========

                                                  MILLENNIUM            INTERNATIONAL SMALL COMPANY         AGGRESSIVE GROWTH
                                           -------------------------    ----------------------------    -------------------------
                                            SIX-MONTH                     SIX-MONTH                      SIX-MONTH
                                           PERIOD ENDED                 PERIOD ENDED                    PERIOD ENDED
                                             06/30/06     YEAR ENDED      06/30/06       YEAR ENDED       06/30/06     YEAR ENDED
                                           (UNAUDITED)     12/31/05      (UNAUDITED)      12/31/05      (UNAUDITED)     12/31/05
                                           ------------   ----------    -------------   ------------    ------------   ----------
      Capital shares issued on sales.....       50,587       143,749        537,492         806,951        225,082       304,327
      Capital shares issued on reinvested
        dividends........................           --            --             --          11,071             --           548
      Capital shares redeemed............     (372,015)   (1,094,060)      (151,363)       (244,036)      (199,330)     (553,439)
                                            ----------    ----------     ----------     -----------      ---------     ---------
      Net increase/(decrease)............     (321,428)     (950,311)       386,129         573,986         25,752      (248,564)
                                            ==========    ==========     ==========     ===========      =========     =========

                                                 SMALL CAP GROWTH            MID CAP OPPORTUNITY              S&P 500 INDEX
                                             -------------------------    --------------------------    -------------------------
                                              SIX-MONTH                    SIX-MONTH                     SIX-MONTH
                                             PERIOD ENDED                 PERIOD ENDED                  PERIOD ENDED
                                               06/30/06     YEAR ENDED      06/30/06     YEAR ENDED       06/30/06     YEAR ENDED
                                             (UNAUDITED)     12/31/05     (UNAUDITED)     12/31/05      (UNAUDITED)     12/31/05
                                             ------------   ----------    ------------   -----------    ------------   ----------
      Capital shares issued on sales.......      165,140       250,039        144,659        289,129        264,848     1,208,734
      Capital shares issued on reinvested
        dividends..........................           --            --             --             --             --       146,327
      Capital shares redeemed..............     (250,171)     (507,883)      (474,320)    (1,224,527)    (1,926,151)   (2,280,982)
                                              ----------    ----------     ----------    -----------     ----------    ----------
      Net increase/(decrease)..............      (85,031)     (257,844)      (329,661)      (935,398)    (1,661,303)     (925,921)
                                              ==========    ==========     ==========    ===========     ==========    ==========

                                                     BLUE CHIP                 HIGH INCOME BOND              CAPITAL GROWTH
                                             -------------------------    --------------------------    -------------------------
                                              SIX-MONTH                    SIX-MONTH                     SIX-MONTH
                                             PERIOD ENDED                 PERIOD ENDED                  PERIOD ENDED
                                               06/30/06     YEAR ENDED      06/30/06     YEAR ENDED       06/30/06     YEAR ENDED
                                             (UNAUDITED)     12/31/05     (UNAUDITED)     12/31/05      (UNAUDITED)     12/31/05
                                             ------------   ----------    ------------   -----------    ------------   ----------
      Capital shares issued on sales.......       92,045       153,162      1,617,117      1,868,369        93,985       253,474
      Capital shares issued on reinvested
        dividends..........................           --        25,109             --        299,144            --            --
      Capital shares redeemed..............     (254,985)     (465,137)      (717,004)      (661,605)     (171,821)     (402,487)
                                              ----------    ----------     ----------    -----------     ---------     ---------
      Net increase/(decrease)..............     (162,940)     (286,866)       900,113      1,505,908       (77,836)     (149,013)
                                              ==========    ==========     ==========    ===========     =========     =========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                 NASDAQ-100 INDEX                  BRISTOL                    BRYTON GROWTH
                                             -------------------------    --------------------------    -------------------------
                                              SIX-MONTH                    SIX-MONTH                     SIX-MONTH
                                             PERIOD ENDED                 PERIOD ENDED                  PERIOD ENDED
                                               06/30/06     YEAR ENDED      06/30/06     YEAR ENDED       06/30/06     YEAR ENDED
                                             (UNAUDITED)     12/31/05     (UNAUDITED)     12/31/05      (UNAUDITED)     12/31/05
                                             ------------   ----------    ------------   -----------    ------------   ----------
      Capital shares issued on sales.......    2,280,354     3,616,839      1,186,419      2,117,880       637,413       730,320
      Capital shares issued on reinvested
        dividends..........................           --            --             --             --            --           179
      Capital shares redeemed..............     (363,163)     (896,270)       (38,502)      (258,354)      (89,481)     (352,220)
                                              ----------    ----------     ----------    -----------     ---------     ---------
      Net increase/(decrease)..............    1,917,191     2,720,569      1,147,917      1,859,526       547,932       378,279
                                              ==========    ==========     ==========    ===========     =========     =========

                                                    U.S. EQUITY                    BALANCED                   COVERED CALL
                                             -------------------------    --------------------------    -------------------------
                                              SIX-MONTH                    SIX MONTHS                    SIX-MONTH
                                             PERIOD ENDED                    ENDED                      PERIOD ENDED
                                               06/30/06     YEAR ENDED      06/30/06     YEAR ENDED       06/30/06     YEAR ENDED
                                             (UNAUDITED)     12/31/05     (UNAUDITED)     12/31/05      (UNAUDITED)     12/31/05
                                             ------------   ----------    ------------   -----------    ------------   ----------
      Capital shares issued on sales.......      429,619       608,440        151,770        230,431       128,435       453,460
      Capital shares issued on reinvested
        dividends..........................           --            --             --            703            --            --
      Capital shares redeemed..............      (24,943)      (23,037)       (30,890)       (26,146)      (48,226)     (261,465)
                                              ----------    ----------     ----------    -----------     ---------     ---------
      Net increase/(decrease)..............      404,676       585,403        120,880        204,988        80,209       191,995
                                              ==========    ==========     ==========    ===========     =========     =========

                                                    TARGET VIP               TARGET EQUITY/INCOME
                                            --------------------------    --------------------------
                                                           PERIOD FROM                   PERIOD FROM
                                             SIX-MONTH       11/2/05       SIX MONTHS      11/2/05
                                            PERIOD ENDED   (INCEPTION)       ENDED       (INCEPTION)
                                              06/30/06         TO           06/30/06         TO
                                            (UNAUDITED)     12/31/05      (UNAUDITED)     12/31/05
                                            ------------   -----------    ------------   -----------
      Capital shares issued on sales......      341,471       144,534       1,124,009        352,169
      Capital shares issued on reinvested
        dividends.........................           --            --              --             --
      Capital shares redeemed.............       (6,140)         (179)        (94,665)          (402)
                                             ----------    ----------      ----------    -----------
      Net increase/(decrease).............      335,331       144,355       1,029,344        351,767
                                             ==========    ==========      ==========    ===========

(5) INVESTMENT TRANSACTIONS

   Purchases and sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2006 were as follows:

                                                                                                                CAPITAL
                                                 EQUITY          BOND            OMNI       INTERNATIONAL     APPRECIATION
                                              ------------   -------------   ------------   -------------   ----------------
      Stocks & Bonds:
        Purchases...........................  $ 29,461,199    $30,342,198    $ 65,850,670   $120,380,218      $ 93,270,903
        Sales...............................  $ 44,585,085    $14,491,227    $ 69,277,113   $ 79,921,291      $ 69,853,647

                                                             INTERNATIONAL    AGGRESSIVE      SMALL CAP         MID CAP
                                               MILLENNIUM    SMALL COMPANY      GROWTH         GROWTH         OPPORTUNITY
                                              ------------   -------------   ------------   -------------   ----------------
      Stocks & Bonds:
        Purchases...........................  $ 99,562,053    $26,480,312    $  8,014,212   $  9,607,172      $ 96,015,454
        Sales...............................  $104,095,536    $16,171,176    $ 10,470,770   $ 10,325,299      $100,061,652

                                                                              HIGH INCOME       CAPITAL
                                              S&P 500 INDEX     BLUE CHIP         BOND          GROWTH       NASDAQ-100 INDEX
                                              -------------   -------------   ------------   -------------   ----------------
      Stocks & Bonds:
        Purchases...........................  $  5,968,068     $ 7,864,539    $ 18,740,083   $  9,450,342      $ 10,887,713
        Sales...............................  $ 26,973,816     $ 9,376,367    $  9,816,196   $ 10,757,275      $  4,126,802

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                BRISTOL      BRYTON GROWTH   U.S. EQUITY      BALANCED        COVERED CALL
                                              ------------   -------------   ------------   -------------   ----------------
      Stocks & Bonds
        Purchases...........................  $ 57,234,649    $15,698,676    $ 13,228,243   $  3,396,121      $  3,068,760
        Sales...............................  $ 44,588,865    $10,549,695    $  8,358,868   $  2,505,134      $  2,657,114

                                                                TARGET
                                               TARGET VIP    EQUITY/INCOME
                                              ------------   -------------
      Stocks & Bonds
        Purchases...........................  $  4,661,251    $14,593,666
        Sales...............................  $  1,225,621    $ 3,973,534

   Purchases and sales of government securities for the six-month period ended June 30, 2006 were as follows:

                                                                                                OMNI            BALANCED
                                                                                            -------------   ----------------
      Purchases..........................................................................   $         --      $    221,533
      Sales..............................................................................   $     91,125      $         --

(6) OPTIONS CONTRACTS WRITTEN

   The activity in the option contracts written and the premiums received by the Covered Call Portfolio for the six-month period ended June 30, 2006 is detailed as follows:

                                                                    NUMBER OF    PREMIUMS
                                                                    CONTRACTS    RECEIVED
                                                                    ---------   ----------
      Options outstanding, beginning of period....................      945     $  282,102
      Options written during period...............................      650        906,048
      Options exercised during period.............................      (10)        (1,469)
      Options expired during period...............................      (33)        (7,796)
      Options closed during period................................     (250)      (849,961)
                                                                     ------     ----------
      Options outstanding, end of period..........................    1,302     $  328,924
                                                                     ======     ==========

(7) FOREIGN CURRENCY CONTRACT

   At June 30, 2006, the International Portfolio had one outstanding foreign currency contract commitment as follows:

                                         CURRENCY TO     CURRENCY TO   CONTRACT AT    UNREALIZED
  DATE OF CONTRACT    EXCHANGE DATE        RECEIVE         DELIVER        VALUE      APPRECIATION
  ----------------   ----------------  ---------------   -----------   -----------   ------------
  May 3, 2006..      November 6, 2006  9,462,835 Euros   $12,115,836   $12,197,013     $81,177

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(8) FEDERAL INCOME TAX INFORMATION

   At December 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                   UNDISTRIBUTED
                                                     LONG-TERM                                                         TOTAL
                                   UNDISTRIBUTED      CAPITAL                    ACCUMULATED       UNREALIZED       ACCUMULATED
                                     ORDINARY          GAINS       ACCUMULATED   CAPITAL AND      APPRECIATION        EARNINGS
   PORTFOLIO                          INCOME         (LOSSES)       EARNINGS     OTHER LOSSES   (DEPRECIATION)(1)    (DEFICIT)
   ---------                       -------------   -------------   -----------   ------------   -----------------   ------------
   Equity........................   $       --      $       --     $        --   $(52,666,127)    $157,175,762      $104,509,635
   Money Market..................           --              --              --           (445)              --              (445)
   Bond..........................    6,237,402              --       6,237,402     (2,268,115)       1,130,583         5,099,870
   Omni..........................      301,665              --         301,665     (7,107,691)       1,395,769        (5,410,257)
   International.................      476,754              --         476,754    (22,309,179)      16,763,004        (5,069,421)
   Capital Appreciation..........    7,750,378       5,974,013      13,724,391             --        8,007,371        21,731,762
   Millennium....................           --              --              --    (29,021,777)       2,029,961       (26,991,816)
   International Small Company...       85,415       1,849,957       1,935,372             --       13,245,429        15,180,801
   Aggressive Growth.............           --              --              --    (14,810,629)       2,728,046       (12,082,583)
   Small Cap Growth..............           --              --              --    (17,221,615)       1,784,629       (15,436,986)
   Mid Cap Opportunity...........           --              --              --     (4,773,025)      11,111,375         6,338,350
   S&P 500 Index.................      731,786              --         731,786    (29,947,125)      10,397,011       (18,818,328)
   Blue Chip.....................      109,515       1,234,110       1,343,625     (2,080,238)       2,587,226         1,850,613
   High Income Bond..............    3,248,056              --       3,248,056     (3,150,365)         230,934           328,625
   Capital Growth................           --              --              --    (20,644,367)       5,502,533       (15,141,834)
   Nasdaq-100 Index..............       12,028              --          12,028     (3,788,455)         363,936        (3,412,491)
   Bristol.......................    1,737,665         116,493       1,854,158             --          778,976         2,633,134
   Bryton Growth.................           --         194,126         194,126             --        1,006,182         1,200,308
   U.S. Equity...................       17,353         170,447         187,800             --        1,298,662         1,486,462
   Balanced......................       25,456              --          25,456        (34,817)         297,877           288,516
   Covered Call..................           --              --              --       (107,353)         388,114           280,761
   Target VIP....................        1,179              --           1,179             --            1,117             2,296
   Target Equity/Income..........        4,597              --           4,597             --           13,221            17,818

   -----------------------------------------------------------------------------

   (1) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain instruments, and the difference between book and tax amortization methods for premium and market discounts.

   Under current tax regulations, capital losses realized after October 31 of a Portfolio's fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year for tax purposes. The following Portfolios had deferred post-October capitals losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2006:

                                                                    POST-OCTOBER    POST-OCTOBER
      PORTFOLIO                                                     CURRENCY LOSS      LOSSES
      ---------                                                     -------------   ------------
      Equity......................................................     $ 1,201        $     --
      Bond........................................................          --         210,944
      International...............................................      85,076              --
      S&P 500 Index...............................................          --         207,083
      Nasdaq-100 Index............................................          --         232,524
      Balanced....................................................          --           3,014

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2005, which are available to offset future realized gains, if any:

                                                         EXPIRATION AMOUNT BY YEAR
                               TOTAL LOSS    --------------------------------------------------
      PORTFOLIO               CARRYFORWARD   2006   2007     2008        2009          2010
      ---------               ------------   ----   ----   --------   -----------   -----------
      Equity...............   $52,664,925    $ --   $ --   $     --   $        --   $40,502,099
      Money Market.........           445      --     --        319            96            30
      Bond.................     2,057,171      --     --         --            --            --
      Omni.................     7,107,691      --     --         --            --     5,952,918
      International........    22,224,103      --     --         --     3,045,666    19,052,263
      Millennium...........    29,021,777      --     --         --     3,203,748    24,207,444
      Aggressive Growth....    14,810,629      --     --    234,969    10,160,501     4,415,159
      Small Cap Growth.....    17,221,615      --     --         --    13,549,677     3,671,938
      Mid Cap
        Opportunity........     4,773,025      --     --         --            --     4,773,025
      S&P 500 Index........    29,740,042      --     --         --    16,061,172    13,544,388
      Blue Chip............     2,080,238      --     --         --       779,468     1,225,755
      High Income Bond.....     3,150,365      --     --         --     1,302,449     1,284,828
      Capital Growth.......    20,644,367      --     --         --    11,325,585     9,318,782
      Nasdaq-100 Index.....     3,555,931      --     --     35,446            --     1,176,725
      Balanced.............        31,803      --     --         --            --            --
      Covered Call.........       107,353      --     --         --            --            --

                                  EXPIRATION AMOUNT BY YEAR
                             ------------------------------------
      PORTFOLIO                 2011         2012         2013
      ---------              ----------   ----------   ----------
      Equity...............  $4,991,940   $7,170,886   $       --
      Money Market.........          --           --           --
      Bond.................   1,497,074           --      560,097
      Omni.................   1,154,773           --           --
      International........     126,174           --           --
      Millennium...........   1,610,585           --           --
      Aggressive Growth....          --           --           --
      Small Cap Growth.....          --           --           --
      Mid Cap
        Opportunity........          --           --           --
      S&P 500 Index........          --      134,482           --
      Blue Chip............      75,015           --           --
      High Income Bond.....     563,088           --           --
      Capital Growth.......          --           --           --
      Nasdaq-100 Index.....   1,110,252      701,524      531,984
      Balanced.............          --       15,535       16,268
      Covered Call.........          --       62,554       44,799

   The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

   The tax characteristics of dividends paid to shareholders for the year ended December 31, 2005, were as follows:

                                                                                    NET             NET           TOTAL
                                                                   ORDINARY     SHORT-TERM       LONG-TERM     DISTRIBUTION
      PORTFOLIO                                                     INCOME     CAPITAL GAINS   CAPITAL GAINS       PAID
      ---------                                                   ----------   -------------   -------------   ------------
      Money Market..............................................  $4,540,456      $   --          $   --        $4,540,456
      Bond......................................................   5,101,659          --              --         5,101,659
      Omni......................................................     827,591          --              --           827,591
      International.............................................      92,855          --              --            92,855
      Capital Appreciation......................................     874,699       6,150              --           880,849
      International Small Company...............................     209,127          --              --           209,127
      Aggressive Growth.........................................       3,726          --              --             3,726
      S&P 500 Index.............................................   1,909,565          --              --         1,909,565
      Blue Chip.................................................     286,490          --              --           286,490
      High Income Bond..........................................   2,536,738          --              --         2,536,738
      Bryton Growth.............................................       1,877          --              --             1,877
      Balanced..................................................       8,278          --              --             8,278

   Cost basis for Federal income tax purposes differs from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2006 for Federal income tax purposes.

                                                                                                    CAPITAL
                                        EQUITY           BOND          OMNI       INTERNATIONAL   APPRECIATION   MILLENNIUM
                                     -------------   ------------   -----------   -------------   ------------   -----------
      Gross unrealized:
        Appreciation...............  $168,777,828    $  1,505,249   $ 2,141,599   $ 30,305,616    $ 17,146,734   $ 3,588,969
        Depreciation...............   (48,871,859)     (4,336,560)   (3,057,713)    (6,746,179)     (9,092,000)   (2,697,319)
                                     ------------    ------------   -----------   ------------    ------------   -----------
      Net unrealized:
        Appreciation
           (depreciation)..........  $119,905,969    $ (2,831,311)  $  (916,114)  $ 23,559,437    $  8,054,734   $   891,650
                                     ============    ============   ===========   ============    ============   ===========
      Aggregate cost of
        securities:................  $380,239,035    $156,812,330   $63,496,865   $242,878,869    $192,932,658   $66,534,370
                                     ============    ============   ===========   ============    ============   ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2006 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     INTERNATIONAL
                                         SMALL        AGGRESSIVE     SMALL CAP       MID CAP
                                        COMPANY         GROWTH        GROWTH       OPPORTUNITY    S&P 500 INDEX    BLUE CHIP
                                     -------------   ------------   -----------   -------------   -------------   -----------
      Gross unrealized:
        Appreciation...............  $ 16,416,240    $  2,006,361   $ 2,458,273   $  8,924,779    $ 38,594,219    $ 3,031,378
        Depreciation...............    (1,100,881)       (408,106)   (1,059,998)    (3,897,634)    (25,657,927)    (1,231,635)
                                     ------------    ------------   -----------   ------------    ------------    -----------
      Net unrealized:
        Appreciation
           (depreciation)..........  $ 15,315,359    $  1,598,255   $ 1,398,275   $  5,027,145    $ 12,936,292    $ 1,799,743
                                     ============    ============   ===========   ============    ============    ===========
      Aggregate cost of
        securities:................  $ 49,202,684    $ 14,967,610   $16,252,495   $ 83,842,956    $160,164,851    $26,581,305
                                     ============    ============   ===========   ============    ============    ===========

                                      HIGH INCOME      CAPITAL      NASDAQ-100
                                         BOND           GROWTH         INDEX         BRISTOL      BRYTON GROWTH   U.S. EQUITY
                                     -------------   ------------   -----------   -------------   -------------   -----------
      Gross unrealized:
        Appreciation...............  $  1,079,251    $  7,794,752   $ 5,019,451   $  1,653,297    $    970,475    $ 1,890,204
        Depreciation...............    (1,756,502)     (1,512,780)   (5,974,368)    (1,736,659)     (1,620,235)      (443,624)
                                     ------------    ------------   -----------   ------------    ------------    -----------
      Net unrealized:
        Appreciation
           (depreciation)..........  $   (677,251)   $  6,281,972   $  (954,917)  $    (83,362)   $   (649,760)   $ 1,446,580
                                     ============    ============   ===========   ============    ============    ===========
      Aggregate cost of
        securities:................  $ 63,555,618    $ 22,794,901   $37,652,292   $ 43,910,131    $ 17,403,908    $17,252,403
                                     ============    ============   ===========   ============    ============    ===========

                                                       COVERED                       TARGET
                                       BALANCED          CALL       TARGET VIP    EQUITY/INCOME
                                     -------------   ------------   -----------   -------------
      Gross unrealized:
        Appreciation...............  $    484,172    $    610,509   $   202,196   $    394,719
        Depreciation...............       (98,824)       (106,020)     (268,579)      (873,082)
                                     ------------    ------------   -----------   ------------
      Net unrealized:
        Appreciation
           (depreciation)..........  $    385,348    $    504,489   $   (66,383)  $   (478,363)
                                     ============    ============   ===========   ============
      Aggregate cost of
        securities:................  $  5,560,113    $  4,769,459   $ 5,130,446   $ 14,194,446
                                     ============    ============   ===========   ============

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                           June 30, 2006

 ADDITIONAL INFORMATION (UNAUDITED)

(1) REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

   During the Fund's most recent fiscal half-year, the Board considered the approval of one sub-advisory contract. On May 17, 2006, the Board approved the replacement of the sub-adviser for the Millennium Portfolio (formerly the Discovery Portfolio). The prior sub-advisory agreement between ONI and Founders Asset Management LLC was terminated and the sub-advisory role for the Portfolio was assumed by Neuberger Berman Management, Inc. ("Neuberger") upon approval of the new sub-advisory agreement by the Fund's Board.

   At meetings of the Board held on March 14, 2006 and May 17, 2006, the Board considered the following factors in determining whether to approve the sub-advisory agreement with Neuberger with respect to the Portfolio:

   - the sub-advisory fee and ancillary benefits;

   - the terms of the sub-advisory agreement;

   - the nature, quality and extent of services expected to be performed by Neuberger compared to others;

   - the performance of assets of other products managed by Neuberger in a similar manner, compared to performance by other advisers;

   - the investment strategy to be employed by Neuberger, based upon presentations to the Board by the portfolio managers of Neuberger;

   - the recommendation of ONI.

   The Board noted that it had selected and approved ONI as the Portfolio's adviser for the Portfolio in August 2005, at which time the Board considered, among other factors, the advisory fee compared to a peer group of funds, the extent to which economies of scale would be realized as the Portfolio grows, and whether the advisory fee levels reflect these economies of scale for the benefit of Portfolio investors. Since ONI will pay the sub-adviser from the fees paid by the Portfolio to ONI, and since the fees and expenses for the Portfolio will not change as a result of the change to the sub-adviser, the Board did not further consider these factors.

   Following its review and discussions, a majority of the Board, including a majority of the Independent Directors, determined that it was appropriate to approve the sub-advisory agreement because: (i) the sub-advisory fee would be the same fee as ONI paid to the previous sub-adviser, and would not increase the fees and expenses of the Portfolio; (ii) after meeting with the portfolio managers/representatives of three different advisory firms, the Board believed Neuberger would provide quality services to the Portfolio; and (iii) Neuberger has had good performance in managing assets in a similar manner.

   The name of the Portfolio was changed to "Millennium" from "Discovery", effective May 18, 2006. The change was approved by the Board in consideration of the change in sub-adviser.

   The most recent comprehensive annual approval of advisory and sub-advisory contacts occurred during the August 23, 2005 meeting of the Fund's Board.

(2) EXPENSE DISCLOSURE

   An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

   As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

   The example is based on an investment of $1,000 invested at January 1, 2006 and held through June 30, 2006.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                           June 30, 2006

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

   Actual Expenses

   The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled "Expenses Paid During Period".

                                                          BEGINNING       ENDING        EXPENSE PAID         EXPENSE RATIO
                                                          INVESTMENT    INVESTMENT         DURING         DURING PERIOD (NET)
                                                            VALUE         VALUE           PERIOD*          1/1/06 - 6/30/06
   PORTFOLIO                                               1/1//06       6/30/06      1/1/06 - 6/30/06       (ANNUALIZED)
   ---------                                              ----------    ----------    ----------------    -------------------
   Equity...............................................  $1,000.00     $  951.60          $4.20                 0.87%
   Money Market.........................................   1,000.00      1,022.00           1.60                 0.32%
   Bond.................................................   1,000.00        995.40           3.22                 0.65%
   Omni.................................................   1,000.00      1,022.70           3.56                 0.71%
   International........................................   1,000.00      1,090.10           5.44                 1.05%
   Capital Appreciation.................................   1,000.00      1,058.50           4.34                 0.85%
   Millennium...........................................   1,000.00      1,029.60           4.53                 0.90%
   International Small Company..........................   1,000.00      1,100.70           7.03                 1.35%
   Aggressive Growth....................................   1,000.00        977.80           5.15                 1.05%
   Small Cap Growth.....................................   1,000.00      1,075.80           5.97                 1.16%
   Mid Cap Opportunity..................................   1,000.00      1,051.70           4.78                 0.94%
   S&P 500 Index........................................   1,000.00      1,025.40           2.41                 0.48%
   Blue Chip............................................   1,000.00      1,010.60           4.39                 0.88%
   High Income Bond.....................................   1,000.00      1,023.60           4.57                 0.91%
   Capital Growth.......................................   1,000.00      1,083.30           5.32                 1.03%
   Nasdaq-100 Index.....................................   1,000.00        957.50           2.62                 0.54%
   Bristol..............................................   1,000.00      1,034.60           4.69                 0.93%
   Bryton Growth........................................   1,000.00      1,042.10           5.42                 1.07%
   U.S. Equity..........................................   1,000.00      1,045.60           4.92                 0.97%
   Balanced.............................................   1,000.00      1,070.10           6.93                 1.35%
   Covered Call.........................................   1,000.00      1,000.90           7.74                 1.56%
   Target VIP...........................................   1,000.00      1,000.00           7.93                 1.60%
   Target Equity/Income.................................   1,000.00        984.20           5.21                 1.06%

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                           June 30, 2006

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

   Hypothetical Example for Comparison Purposes

   The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                           BEGINNING       ENDING        EXPENSE PAID         EXPENSE RATIO
                                                           INVESTMENT    INVESTMENT         DURING         DURING PERIOD (NET)
                                                             VALUE         VALUE           PERIOD*          1/1/06 - 6/30/06
   PORTFOLIO                                                 1/1/06       6/30/06      1/1/06 - 6/30/06       (ANNUALIZED)
   ---------                                               ----------    ----------    ----------------    -------------------
   Equity................................................  $1,000.00     $1,020.49          $4.35                 0.87%
   Money Market..........................................   1,000.00      1,023.21           1.61                 0.32%
   Bond..................................................   1,000.00      1,021.57           3.26                 0.65%
   Omni..................................................   1,000.00      1,021.27           3.56                 0.71%
   International.........................................   1,000.00      1,019.59           5.26                 1.05%
   Capital Appreciation..................................   1,000.00      1,020.58           4.26                 0.85%
   Millennium............................................   1,000.00      1,020.33           4.51                 0.90%
   International Small Company...........................   1,000.00      1,018.10           6.76                 1.35%
   Aggressive Growth.....................................   1,000.00      1,019.59           5.26                 1.05%
   Small Cap Growth......................................   1,000.00      1,019.04           5.81                 1.16%
   Mid Cap Opportunity...................................   1,000.00      1,020.13           4.71                 0.94%
   S&P 500 Index.........................................   1,000.00      1,022.41           2.41                 0.48%
   Blue Chip.............................................   1,000.00      1,020.43           4.41                 0.88%
   High Income Bond......................................   1,000.00      1,020.28           4.56                 0.91%
   Capital Growth........................................   1,000.00      1,019.69           5.16                 1.03%
   Nasdaq-100 Index......................................   1,000.00      1,022.12           2.71                 0.54%
   Bristol...............................................   1,000.00      1,020.18           4.66                 0.93%
   Bryton Growth.........................................   1,000.00      1,019.49           5.36                 1.07%
   U.S. Equity...........................................   1,000.00      1,019.98           4.86                 0.97%
   Balanced..............................................   1,000.00      1,018.10           6.76                 1.35%
   Covered Call..........................................   1,000.00      1,017.06           7.80                 1.56%
   Target VIP............................................   1,000.00      1,016.86           8.00                 1.60%
   Target Equity/Income..................................   1,000.00      1,019.54           5.31                 1.06%

   * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if these transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

OHIO NATIONAL FUND, INC.                                           June 30, 2006

 INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

                                                                 TERM SERVED    NUMBER OF
                                                                 AS OFFICER   PORTFOLIOS IN
      NAME AND ADDRESS          AGE    POSITION WITH THE FUND    OR DIRECTOR  FUND COMPLEX
      ----------------          ---   -------------------------  -----------  -------------
      INDEPENDENT DIRECTORS
      James E. Bushman          61    Director, Chairman of         Since     31
      3040 Forrer Street              Audit Committee and           March
      Cincinnati, Ohio                Member of Independent         2000
                                      Directors Committee
      Joseph A. Campanella      64    Director, Member of Audit     Since     31
      6179 Paderborne Drive           and Independent Directors      May
      Hudson, Ohio                    Committees                    2002
      L. Ross Love              59    Director, Member of Audit     Since     31
      615 Windings Way                and Independent Directors    October
      Cincinnati, Ohio                Committees                    1998
      George M. Vredeveld       63    Lead Independent              Since     31
      University of Cincinnati        Director, Member of Audit     March
      P.O. Box 210223                 and Independent Directors     1996
      Cincinnati, Ohio                Committees

      INTERESTED DIRECTOR AND OFFICERS
      John J. Palmer            66    President, Chairman of        Since     31
      One Financial Way               the Board and Director        July
      Cincinnati, Ohio                                              1997
      Thomas A. Barefield       53    Vice President                Since     31
      One Financial Way                                           February
      Cincinnati, Ohio                                              1998
      Christopher A. Carlson    47    Vice President                Since     31
      One Financial Way                                             March
      Cincinnati, Ohio                                              2000
      Marc L. Collins           37    Secretary                     Since     31
      One Financial Way                                             March
      Cincinnati, Ohio                                              2000
      Dennis R. Taney           58    Chief Compliance Officer      Since     31
      One Financial Way                                             June
      Cincinnati, Ohio                                              2004
      R. Todd Brockman          37    Treasurer                     Since     31
      One Financial Way                                            August
      Cincinnati, Ohio                                              2004


                                       PRINCIPAL OCCUPATION AND OTHER
      NAME AND ADDRESS              DIRECTORSHIPS DURING PAST FIVE YEARS
      ----------------          ---------------------------------------------
      INDEPENDENT DIRECTORS
      James E. Bushman          Director, Chairman and CEO: Cast -Fab
      3040 Forrer Street        Technologies, Inc. (a manufacturing company);
      Cincinnati, Ohio          Director: The Midland Company, ABX Air Inc.,
                                The Elizabeth Gamble Deaconess Home
                                Association, The Christ Hospital and The
                                University of Cincinnati Foundation.
      Joseph A. Campanella      Retired. Until 2001, was Executive Vice
      6179 Paderborne Drive     President, Community Banking Division, U.S.
      Hudson, Ohio              Bank; Director: Ohio Savings Bank, Ohio
                                Savings Financial Corporation.
      L. Ross Love              Director, President and CEO: Blue Chip
      615 Windings Way          Enterprises LLC (a company with holdings in
      Cincinnati, Ohio          the automotive manufacturing, communications
                                and medical equipment industries.) Director:
                                Radio One Inc., Trustee: Syracuse University,
                                Greater Cincinnati Chamber of Commerce,
                                United Way of Greater Cincinnati.
      George M. Vredeveld       Alpaugh Professor of Economics, University of
      University of Cincinnati  Cincinnati; President: Economics Center for
      P.O. Box 210223           Education & Research; Trustee: National
      Cincinnati, Ohio          Council on Economic Education.
      INTERESTED DIRECTOR AND
      John J. Palmer            Director and Vice Chairman: ONLIC; Director
      One Financial Way         and CEO: NSLA; Director: the Adviser and
      Cincinnati, Ohio          various other Ohio National-affiliated
                                companies; Director: Cincinnati Symphony
                                Orchestra; Trustee: Cincinnati Opera.
      Thomas A. Barefield       Senior Vice President, Institutional Sales:
      One Financial Way         ONLIC; Prior to November 1997 was Senior Vice
      Cincinnati, Ohio          President of Life Insurance Company of
                                Virginia. Recent graduate of class XXIX of
                                Leadership Cincinnati.
      Christopher A. Carlson    Senior Vice President, Chief Investment
      One Financial Way         Officer: ONLIC; President and Director: ONI.
      Cincinnati, Ohio
      Marc L. Collins           Second Vice President and Counsel: ONLIC;
      One Financial Way         Secretary: ONI.
      Cincinnati, Ohio
      Dennis R. Taney           Second Vice President and Chief Compliance
      One Financial Way         Officer: ONLIC; Prior to August 2004 was
      Cincinnati, Ohio          Treasurer of the Fund.
      R. Todd Brockman          Assistant Vice President, Mutual Funds
      One Financial Way         Operations: ONLIC; Prior to July 2004 was an
      Cincinnati, Ohio          Assurance Manager with Grant Thornton LLP, a
                                certified public accounting firm.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                           June 30, 2006

 INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)                (CONTINUED)

                                                                 TERM SERVED    NUMBER OF
                                                                 AS OFFICER   PORTFOLIOS IN
      NAME AND ADDRESS          AGE    POSITION WITH THE FUND    OR DIRECTOR  FUND COMPLEX
      ----------------          ---   -------------------------  -----------  -------------
      Catherine E. Gehr         34    Assistant Treasurer           Since     31
      One Financial Way                                             March
      Cincinnati, Ohio                                              2005
      Kimberly A. Plante        32    Assistant Secretary           Since     31
      One Financial Way                                             March
      Cincinnati, Ohio                                              2005


                                       PRINCIPAL OCCUPATION AND OTHER
      NAME AND ADDRESS              DIRECTORSHIPS DURING PAST FIVE YEARS
      ----------------          ---------------------------------------------
      Catherine E. Gehr         Manager, Mutual Fund Operations: ONLIC; Prior
      One Financial Way         to April 2004 was an Accounting Consultant in
      Cincinnati, Ohio          the financial control area for ONLIC.
      Kimberly A. Plante        Assistant Counsel: ONLIC; Prior to December
      One Financial Way         2004 was an Associate with Dinsmore & Shohl
      Cincinnati, Ohio          LLP, attorneys at law.

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

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                                       205

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                                       206

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201

Form 1325 Rev. 8/06

ITEM 2.   CODE OF ETHICS.

          As of the end of the period covered by this report, Ohio National Fund, Inc. (the "Fund") has adopted a code of ethics (the "Code") that applies to the Fund's principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

          A copy of the Code is filed as Exhibit EX-99.CODE to this Form N-CSR.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Fund's Board of Directors has determined that the Fund has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Mr. James E. Bushman and Mr. Joseph A. Campanella. Mr. Bushman and Mr. Campanella are independent for purposes of Item 3 of Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

          (a) Audit Fees.

                   Fiscal year ended December 31, 2005:    $220,225
                   Fiscal year ended December 31, 2004:    $187,950

          (b) Audit-Related Fees.

                   Professional services rendered in connection with the consent on the Fund's N1A filing.
                   Fiscal year ended December 31, 2005:    $4,300
                   Fiscal year ended December 31, 2004:    $4,000


          (c) Tax Fees.         None.
          (d) All Other Fees.   None.

          (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                The Fund's Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund's financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

          (e)(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                During the fiscal years ended December 31, 2005 and 2004, there were no non-audit services provided by the Fund's principal accountant that would have required pre-approval by the Fund's Audit Committee. The audit related fees aforementioned were pre-approved by the Fund's Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund's principal accountant.

          (f) Not applicable.

          (g) There were no non-audit services provided by the Fund's principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund's advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the last two fiscal years.

          (h) Not applicable, as there were no non-audit services performed by the Fund's principal accountant that were rendered to the Fund, the Fund's adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not Applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES.

          (a) The Fund's principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12.  EXHIBITS.

          (a)(1) The Fund's Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.


          (a)(3) The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:   /s/ John J. Palmer
      John J. Palmer
      President and Director
      August 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.


By:   /s/ John J. Palmer
      John J. Palmer
      President and Director
      August 31, 2006



By:   /s/ R. Todd Brockman
      R. Todd Brockman
      Treasurer
      August 31, 2006